        Semiannual Report December 31, 1997
=========================


                                                                      ----------
                                                                      The
                                                                      Montgomery
                                                                      Funds
                                                                      ----------



[PICTURES OF OWLS APPEARS HERE]         Invest
                                        wisely.(R)

--------------------
The Montgomery Funds
--------------------
 Semiannual Report
--------------------
 December 31, 1997

                                ===============
                                C O N T E N T S
                                ---------------

                     Portfolio Highlights and Investments

                         Montgomery U.S. Equity Funds
                         ----------------------------

Growth Fund................................................................   5
Small Cap Opportunities Fund...............................................   9
Small Cap Fund.............................................................  13
Micro Cap Fund.............................................................  17
Equity Income Fund.........................................................  21


                           Montgomery International
                            and Global Equity Funds
                            -----------------------

International Growth Fund..................................................  24
International Small Cap Fund...............................................  27
Emerging Markets Fund......................................................  31
Emerging Asia Fund.........................................................  37
Latin America Fund.........................................................  40
Global Opportunities Fund..................................................  43
Global Communications Fund.................................................  46

                        Montgomery Multi-Strategy Funds
                        -------------------------------

Select 50 Fund.............................................................  49
U.S. Asset Allocation Fund.................................................  52
Global Asset Allocation Fund...............................................  54

                         Montgomery U.S. Fixed-Income
                            and Money Market Funds
                            ----------------------

Total Return Bond Fund.....................................................  56
Short Duration Government
Bond Fund..................................................................  59
California Tax-Free
Intermediate Bond Fund.....................................................  62
Government Reserve Fund....................................................  66
California Tax-Free Money Fund.............................................  66
Federal Tax-Free Money Fund................................................  66

                             Financial Statements
                             --------------------

Statements of Assets and Liabilities.......................................  76
Statements of Operations...................................................  82
Statements of Changes in Net Assets........................................  86
Transactions in Shares with a Beneficial Interest........................... 90
Statements of Cash Flows...................................................  93
Financial Highlights.......................................................  94
Notes to Financial Statements.............................................. 102
Tax Information............................................................ 114

The Montgomery Funds represents a growing family of no-load mutual funds providing a comprehensive range of equity, fixed-income and global investment opportunities.

We currently manage more than $4.9 billion in the Funds on behalf of over 300,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.




                             The Montgomery Funds
                             101 California Street
                            San Francisco, CA 94111
                             (800) 572-FUND [3863]

                           ------------------------
                           www/montegomeryfunds.com
                           ------------------------

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                              Semiannual Report
                                                            --------------------
                                                              December 31, 1997



C H A I R M A N' S  L E T T E R

                                                   January 1998

Dear Fellow Montgomery Funds Shareholder:

Without a doubt, the past several months have been difficult for most investors. The turmoil that began in Asia spilled over into the United States and other developed markets in late 1997. As investors in the Montgomery Funds ourselves, we understand on a very personal level how disappointing the markets may have been in last year's second half. But we are pleased with how well most of our Funds performed in this turbulent environment and with their performance so far in 1998.

And as we've said many times in the past, out of volatility often comes opportunity. Uncertain environments tend to foster a herd mentality that can leave individual stocks, sectors or even entire markets oversold. The scorched earth policy that some investors seemed to be employing in the fourth quarter, for example, created opportunities for our portfolio managers to buy securities that they thought were mispriced. In some cases, the rewards were almost immediate, as a number of these securities quickly recovered before the fourth quarter ended.

As we enter 1998, investors face a number of big picture questions. To what degree will Asia's problems slow global demand? Will the U.S. economy continue to thrive as it enters its eighth year of expansion? Will inflation crop up or will deflation take hold? Can U.S. corporations continue to deliver the tremendous profit gains they've achieved over the past several years? If these questions weigh heavily on investors' minds, the markets could remain volatile in 1998.

Now more than ever, we think that only a discerning eye will recognize the opportunities and pitfalls that could lie ahead. It's a perspective that we believe can only be gained through years of experience in different market environments; through independent research into companies, sectors and countries; and through disciplined investment strategies that don't change with every shift in market sentiment but rather stay focused on the long term. Those beliefs underlie everything we do, all in service of our overriding goal: to continually earn your confidence and help you meet your long-term financial goals. We hope that you gain more insight into our unique philosophy, strategies and outlook in the following pages.

Thank you for investing with us.

Sincerely,

/s/ R. Stephen Doyle


R. Stephen Doyle
Chairman and Chief Executive Officer

================================================================================
"As we've said many times in the past, out of volatility often comes opportunity.. Now more than ever, we think that only a discerning eye will recognize the opportunities and pitfalls that could lie ahead. "
--------------------------------------------------------------------------------

                                    [LOGO OF THE MONTGOMERY FUNDS APPEARS HERE]

--------------------
The Montgomery Funds
--------------------
 Semiannual Report
--------------------
 December 31, 1997


STOCK AND BOND MARKET OVERVIEW

U.S. Stocks

After a blazing first half, the U.S. market slowed in the latter part of 1997 as the Asian crisis sparked a so-called flight to quality. Investors turned away from market segments that they thought would be especially vulnerable to declining Asian demand. The shares of companies that produce basic materials-- such as steel, petrochemicals and paper--declined sharply. Oil-related companies also faced an unfavorable supply/demand situation. A variety of other sectors came under especially intense selling pressure. Shares of certain technology companies (such as semiconductor equipment manufacturers) were among the hardest hit, as investors had considered Asia integral to these companies' near-term sales and long-term growth plans. Investors also sold off smaller--cap stocks, even though most U.S. small companies have little to no direct exposure to Asia. While the large-cap S&P 500 Index gained 2.85% during the turbulent fourth quarter, the small-cap Russell 2000 Index dropped 3.4%.

On the positive side, several long-overlooked areas had a renaissance in the second half. Utilities, food manufacturers, retailers and pharmaceutical companies gained new favor from investors who thought they could deliver predictable, if somewhat sedate, earnings.

       S&P 500 INDEX

RANGE 7/21/97 TO  1/21/98

-----------------------------------------------------------------------------
   DATE   PRICE  VOLUME     DATE   PRICE   VOLUME     DATE   PRICE   VOLUME
-----------------------------------------------------------------------------
F                        F  1/ 2  975.00   312MLN  F 12/12  953.39   503MLN
T                        T  1/ 1                   T 12/11  954.94   558MLN
W  1/21  968.99          W 12/31  970.43   345MLN  W 12/10  969.79   556MLN
T  1/20  978.60  516MLN  T 12/30  970.84   366MLN  T 12/ 9  975.78   600MLN
M  1/19                  M 12/29  953.36   327MLN  M 12/ 8  982.37   384MLN

F  1/16  961.51  552MLN  F 12/26  936.46   121MLN  F 12/ 5 H983.79   447MLN
T  1/15  950.73  483MLN  T 12/25                   T 12/ 4  973.10   480MLN
W  1/14  957.94  521MLN  W 12/24  932.70   214MLN  W 12/ 3  976.77   513MLN
T  1/13  952.12  548MLN  T 12/23  939.12   375MLN  T 12/ 2  971.68   467MLN
M  1/12  939.21  599MLN  M 12/22  953.70   410MLN  M 12/ 1  974.77   474MLN

F  1/ 9  927.69  640MLN  F 12/19  946.78   715MLN  F 11/28  955.40   145MLN
T  1/ 8  956.04  517MLN  T 12/18  955.30   515MLN  T 11/27
W  1/ 7  964.00  528MLN  W 12/17  965.54   489MLN  W 11/26  951.64   369MLN
T  1/ 6  966.58  501MLN  T 12/16  968.04   489MLN  T 11/25  950.82   469MLN
M  1/ 5  977.07  450MLN  M 12/15  963.39   529MLN  M 11/24  946.67   405MLN
-----------------------------------------------------------------------------

       S&P 500 INDEX

RANGE 7/21/97 TO  1/21/98

-----------------------------------------------------------------------------
   DATE   PRICE  VOLUME     DATE   PRICE   VOLUME     DATE   PRICE   VOLUME
-----------------------------------------------------------------------------
F 11/21  963.09  498MLN  F 10/31  914.62   515MLN  F 10/10  966.98   336MLN
T 11/20  953.98  478MLN  T 10/30  903.68   605MLN  T 10/ 9  970.62   393MLN
W 11/19  944.59  401MLN  W 10/29  919.16   668MLN  W 10/ 8  973.84   443MLN
T 11/18  938.23  420MLN  T 10/28  921.85  1.04BLN  T 10/ 7  983.12   451MLN
M 11/17  946.20  485MLN  M 10/27 L876.98   608MLN  M 10/ 6  972.69   393MLN

F 11/14  928.35  526MLN  F 10/24  941.64   636MLN  F 10/ 3  965.03   521MLN
T 11/13  916.66  557MLN  T 10/23  950.69   556MLN  T 10/ 2  960.46   427MLN
W 11/12  905.96  531MLN  W 10/22  968.49   485MLN  W 10/ 1  955.41   592MLN
T 11/11  923.78  390MLN  T 10/21  972.28   490MLN  T  9/30  947.28   430MLN
M 11/10  921.13  440MLN  M 10/20  955.61   438MLN  M  9/29  953.34   351MLN

F 11/ 7  927.51  500MLN  F 10/17  944.16   606MLN  F  9/26  945.22   391MLN
T 11/ 6  938.03  418MLN  T 10/16  955.25   547MLN  T  9/25  937.91   425MLN
W 11/ 5  942.76  456MLN  W 10/15  965.72   509MLN  W  9/24  944.48   502MLN
T 11/ 4  940.76  435MLN  T 10/14  970.28   398MLN  T  9/23  951.93   419MLN
M 11/ 3  938.99  456MLN  M 10/13  968.10   258MLN  M  9/22  955.43   387MLN
-----------------------------------------------------------------------------

       S&P 500 INDEX

RANGE 7/21/97 TO  1/21/98

-----------------------------------------------------------------------------
   DATE   PRICE  VOLUME     DATE   PRICE   VOLUME     DATE   PRICE   VOLUME
-----------------------------------------------------------------------------
F  9/19  950.51  521MLN  F  8/29  899.47   312MLN  F  8/ 8  933.54   491MLN
T  9/18  947.29  456MLN  T  8/28  903.67   417MLN  T  8/ 7  951.19   479MLN
W  9/17  943.00  485MLN  W  8/27  913.70   416MLN  W  8/ 6  960.32   479MLN
T  9/16  945.64  522MLN  T  8/26  913.02   397MLN  T  8/ 5  952.37   405MLN
M  9/15  919.77  371MLN  M  8/25  920.16   322MLN  M  8/ 4  950.30   362MLN

F  9/12  923.91  421MLN  F  8/22  923.54   441MLN  F  8/ 1  947.14   410MLN
T  9/11  912.59  481MLN  T  8/21  925.05   459MLN  T  7/31  954.29   440MLN
W  9/10  919.03  436MLN  W  8/20  939.35   435MLN  W  7/30  952.29   433MLN
T  9/ 9  933.62  427MLN  T  8/19  926.01   478MLN  T  7/29  942.29   426MLN
M  9/ 8  931.20  359MLN  M  8/18  912.49   451MLN  M  7/28  936.45   357MLN

F  9/ 5  929.05  420MLN  F  8/15  900.81   434MLN  F  7/25  938.79   419MLN
T  9/ 4  930.87  420MLN  T  8/14  924.77   421MLN  T  7/24  940.28   461MLN
W  9/ 3  927.86  437MLN  W  8/13  922.02   521MLN  W  7/23  936.56   494MLN
T  9/ 2  927.58  387MLN  T  8/12  926.53   434MLN  T  7/22  933.98   457MLN
M  9/ 1                  M  8/11  937.00   440MLN  M  7/21  912.94   390MLN
-----------------------------------------------------------------------------

       S&P 500 INDEX

RANGE 7/21/97 TO  1/21/98

-----------------------------------------------------------------------------
   DATE   PRICE  VOLUME     DATE   PRICE   VOLUME     DATE   PRICE   VOLUME
-----------------------------------------------------------------------------
F  7/18  915.30  513MLN  F  6/27  887.30   350MLN  F  6/ 6  858.01   371MLN
T  7/17  931.61  531MLN  T  6/26  883.68   372MLN  T  6/ 5  843.43   351MLN
W  7/16  936.59          W  6/25  888.99   458MLN  W  6/ 4 L840.11   369MLN
T  7/15  925.76  494MLN  T  6/24  896.34   429MLN  T  6/ 3  845.48   419MLN
M  7/14  918.38  400MLN  M  6/23  878.62   378MLN  M  6/ 2  846.36   347MLN

F  7/11  916.68  410MLN  F  6/20  898.70   523MLN
T  7/10  913.78  441MLN  T  6/19  897.99   425MLN
W  7/ 9  907.54  491MLN  W  6/18  889.06   390MLN
T  7/ 8  918.75  386MLN  T  6/17  894.42   417MLN
M  7/ 7  912.20  393MLN  M  6/16  893.90   323MLN

F  7/ 4                  F  6/13  893.27   452MLN
T  7/ 3  916.92  288MLN  T  6/12  883.48   463MLN
W  7/ 2  904.03  414MLN  W  6/11  869.57   400MLN
T  7/ 1  891.03  411MLN  T  6/10  865.27   422MLN
M  6/30  885.14  394MLN  M  6/ 9  862.91   380MLN
-----------------------------------------------------------------------------

                        THE S&P 500 INDEX PERFORMANCE:
                          July 1 to December 31, 1997

Slower going at high altitudes After racking up huge gains in the first half of 1997, the S&P 500 lost some momentum in the second half, slowed by Asia's economic crisis and uncertainty about the U.S. economy's direction.

As the new year began, the economy's direction was once again the focus of attention. At the end of 1997, the United States was still enjoying one of its longest periods of economic expansion ever, while inflation remained subdued. In fact, the persistent decline of inflation over the past several years has led some market participants to argue that deflation is under way. They pointed to Asia's slowdown, which may have a deflationary impact worldwide, as another step in this direction. At the same time, however, there has been some evidence that wage pressures are increasing. And with the U.S. unemployment rate at an extremely low 4.7%, some investors think that wage pressures will only grow in coming quarters. These two conflicting views could fuel continued stock market volatility in 1998, though we believe that this environment may create opportunities for investors who concentrate on company fundamentals and remain focused on the long term.

International Equities

The ripples that began in Asia at the very start of the second half turned into a global tsunami before the year was out. On July 2, Thailand devalued its currency (the baht) after having pegged it to a basket of hard currencies, including the U.S. dollar, for several years. Several neighboring countries, including Malaysia, Indonesia and the Philippines, soon followed suit with competitive devaluations of their own. The currency declines were the culmination of problems that had been brewing for some time. Because of the currency peg, Southeast Asian corporations were able to amass heavy U.S. dollar-denominated debts at low U.S. interest rates rather than pay the higher domestic interest rates of their home currencies. A great deal of these artificially cheap loans backed high-risk, financially unsound investments, especially in the real-estate market. Their precarious situation collapsed with the currency devaluations.

In the absence of decisive government actions to address these problems, Southeast Asian stock markets plummeted in late summer and fell still farther in October and November. North Asian markets were initially spared from the sell-offs, but investors began to lose confidence in them too, when the extent of Southeast Asia's crisis and its potential impact on north Asia became clearer. As Asia's largest stock market outside of Japan, China/Hong Kong was driven down sharply by investors seeking liquidity. Taiwan, Singapore and India also felt repercussions, even though many observers believe

                                                  ------------------------------
                                                      The Montgomery Funds

                                                  ------------------------------
                                                        Semiannual Report
                                                  ------------------------------

                                                  D e c e m b e r  3 1,  1 9 9 7

that their economies do not have the same structural flaws plaguing South Korea and Southeast Asian nations. In time this volatility spilled over into other emerging markets. Investors became concerned that countries such as Brazil and Russia would also devalue their currencies. By December, however, some of these markets had begun to recover.

European bourses, like the United States, encountered volatility in the second half but still turned in a solid performance for the year. Denmark, the Netherlands, Germany, Switzerland and Italy posted especially strong gains in 1997, though the dollar's strength diminished U.S. investors' returns from these markets. European shares continued to advance on positive news about the European Economic & Monetary Union (EMU), which has prompted deregulation on the macroeconomic level and restructuring on the corporate level throughout the Continent. We believe that these trends may gain still more momentum in 1998.

U.S. Bonds

The two major trends that pressured global stock markets during the second half of 1997--Asia's economic crisis and the potential for deflation--helped to support the U.S. bond market. The fourth quarter was an especially strong period for bonds; over that stretch, the Lehman Brothers Aggregate Bond Index outperformed the bellwether S&P 500. Asia's turmoil sent investors from around the world in search of defensive investments, particularly U.S. Treasuries. The demand for Treasuries was so intense, in fact, that it drove the yield on the bellwether 30-year bond to a historic low.

Not all bond sectors rallied as strongly, however. Investors who were concerned about Asia's impact on U.S. companies sold off corporate bonds across the credit spectrum. Gains in the municipal bond market were also a bit muted, reflecting heavy new issuance in that sector.

In addition, interest rates did not decline evenly across the board. Investors responded to the growing consensus about deflation by driving down medium- and long-term rates. The Fed, in contrast, kept short-term rates steady. In the raging debate about the economy's direction, this disparity--known as a "flattening yield curve"--seemed to indicate a difference of opinion between investors and the Federal Reserve. Given the possibility of slackening demand at a time when global capacity has increased markedly, we believe that deflation is a possibility. If it does occur, it may be favorable for fixed-income investments--especially in relation to equities. Past episodes of deflation have tended to support the bond market while putting some pressure on stocks. Only time will tell if this scenario becomes reality.

                           [LINE GRAPH APPEARS HERE]

-------------------------------------------------------------------------
  DATE       YIELD         DATE       YIELD            DATE       YIELD
-------------------------------------------------------------------------
F 10/31       6.15       F 10/10       6.43          F  9/19       6.38
T 10/30       6.14       T 10/ 9       6.35          T  9/18       6.40
W 10/29       6.20       W 10/ 8       6.37          W  9/17       6.40
T 10/28       6.29       T 10/ 7       6.23          T  9/16       6.41
M 10/27       6.13       M 10/ 6       6.26          M  9/15       6.57

F 10/24       6.27       F 10/ 3       6.29          F  9/12       6.59
T 10/23       6.31       T 10/ 2       6.29          T  9/11       6.69
W 10/22       6.42       W 10/ 1       6.32          W  9/10       6.66
T 10/21       6.41       T  9/30       6.40          T  9/ 9       6.63
M 10/20       6.42       M  9/29       6.38          M  9/ 8       6.61

F 10/17       6.44       F  9/26       6.37          F  9/ 5       6.64
T 10/16       6.39       T  9/25       6.40          T  9/ 4       6.61
W 10/15       6.40       W  9/24       6.32          W  9/ 3       6.60
T 10/14       6.36       T  9/23       6.38          T  9/ 2       6.56
M 10/13       6.43       M  9/22       6.35          M  9/ 1       6.61
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  DATE       YIELD         DATE       YIELD            DATE       YIELD
-------------------------------------------------------------------------
F  8/29       6.61       F  8/ 8       6.63          F  7/18       6.53
T  8/28       6.57       T  8/ 7       6.53          T  7/17       6.49
W  8/27       6.65       W  8/ 6       6.48          W  7/16       6.48
T  8/26       6.64       T  8/ 5       6.49          T  7/15       6.54
M  8/25       6.67       M  8/ 4       6.48          M  7/14       6.56

F  8/22       6.65       F  8/ 1       6.45          F  7/11       6.53
T  8/21       6.62       T  7/31       6.30          T  7/10       6.56
W  8/20       6.54       W  7/30       6.32          W  7/ 9       6.56
T  8/19       6.51       T  7/29       6.38          T  7/ 8       6.58
M  8/18       6.52       M  7/28       6.40          M  7/ 7       6.58

F  8/15       6.55       F  7/25       6.45          F  7/ 4       6.63
T  8/14       6.55       T  7/24       6.44          T  7/ 3       6.63
W  8/13       6.63       W  7/23       6.44          W  7/ 2       6.71
T  8/12       6.67       T  7/22       6.42          T  7/ 1       6.74
M  8/11       6.64       M  7/21       6.54          M  6/30       6.78
-------------------------------------------------------------------------

-------------------------------------------------------------------------
  DATE       YIELD         DATE       YIELD            DATE       YIELD
-------------------------------------------------------------------------
F                        F 12/12       5.92          F 11/21       6.03
T                        T 12/11       5.99          T 11/20       6.06
W 12/31       5.92       W 12/10       6.07          W 11/19       6.04
T 12/30       5.97       T 12/ 9       6.12          T 11/18       6.07
M 12/29       5.92       M 12/ 8       6.14          M 11/17       6.07

F 12/26       5.90       F 12/ 5       6.08          F 11/14       6.11
T 12/25       5.91       T 12/ 4       6.05          T 11/13       6.10
W 12/24       5.91       W 12/ 3       6.01          W 11/12       6.10
T 12/23       5.87       T 12/ 2       6.04          T 11/11       6.14
M 12/22       5.89       M 12/ 1       6.04          M 11/10       6.14

F 12/19       5.92       F 11/28       6.05          F 11/ 7       6.16
T 12/18       5.93       T 11/27       6.05          T 11/ 6       6.18
W 12/17       6.00       W 11/26       6.05          W 11/ 5       6.22
T 12/16       5.96       T 11/25       6.06          T 11/ 4       6.25
M 12/15       5.97       M 11/24       6.07          M 11/ 3       6.21
-------------------------------------------------------------------------

Downwardly Mobile After some volatility at the start of the second half, the yield on the bellwether 30-year bond dropped precipitously in the late fall and early winter. In fact, it briefly fell below 6% to a historic low, driven by concerns about Asia's troubles and by the prospect of deflation.

--------------------
The Montgomery Funds

--------------------
 Performance Summary
--------------------
  December 31, 1997


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

Fund name (Fund number)                              Inception date       One year     Three years  Five years  Since inception
Montgomery U.S. Equity Funds
====================================================================================================================================

Growth Fund (284)                                         9/30/93           24.16%        22.66%        --             25.67%
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Opportunities Fund (645)                       12/29/95           16.45%        --            --             26.36%
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Fund (276)*                                     7/13/90           23.86%        25.71%        17.33%         21.47%
------------------------------------------------------------------------------------------------------------------------------------

Micro Cap Fund (294)*                                    12/30/94           27.05%        24.87%        --             24.85%
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund (293)                                  9/30/94           26.10%        26.35%        --             23.74%
------------------------------------------------------------------------------------------------------------------------------------


Montgomery International and Global Equity Funds
====================================================================================================================================

International Growth Fund (296)                           7/3/95            10.15%        --            --             17.18%
------------------------------------------------------------------------------------------------------------------------------------

International Small Cap Fund (283)                       9/30/93            (0.78%)        8.42%        --              5.46%
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Fund (277)                               3/1/92            (3.14%)       (0.36%)        7.69%          6.61%
------------------------------------------------------------------------------------------------------------------------------------

Emerging Asia Fund (648)                                 9/30/96           (28.30%)       --            --            (10.71%)
------------------------------------------------------------------------------------------------------------------------------------

Latin America Fund (652)+                                6/30/97            --            --            --             (6.46%)
------------------------------------------------------------------------------------------------------------------------------------

Global Opportunities Fund (285)                          9/30/93            11.05%        16.10%        --             13.23%
------------------------------------------------------------------------------------------------------------------------------------

Global Communications Fund (280)                          6/1/93            15.83%        13.51%        --             12.39%
------------------------------------------------------------------------------------------------------------------------------------


Montgomery Multi-Strategy Funds
====================================================================================================================================

Select 50 Fund (295)                                     10/2/95            29.27%        --            --             30.01%
------------------------------------------------------------------------------------------------------------------------------------

U.S. Asset Allocation Fund (291)                         3/31/94            19.01%        21.22%        --             22.39%
------------------------------------------------------------------------------------------------------------------------------------

Global Asset Allocation Fund (649)                        1/2/97            11.17%        --            --             11.17%
------------------------------------------------------------------------------------------------------------------------------------


Montgomery U.S. Fixed-Income and Money Market Funds
====================================================================================================================================

Total Return Bond Fund (650)+                            6/30/97            --            --            --              6.46%
------------------------------------------------------------------------------------------------------------------------------------

Short Duration Government Bond Fund (279)               12/18/92             6.97%         7.84%         6.51%          6.56%
------------------------------------------------------------------------------------------------------------------------------------

California Tax-Free Intermediate Bond Fund (281)          7/1/93             7.50%         7.77%        --              5.67%
------------------------------------------------------------------------------------------------------------------------------------

As of 12/31/97                                                           One-day yield  Seven-day yield
------------------------------------------------------------------------------------------------------------------------------------

Government Reserve Fund (278)                            9/14/92             5.70%         5.32%
------------------------------------------------------------------------------------------------------------------------------------

California Tax-Free Money Fund (292)                     9/30/94             3.77%         3.39%
------------------------------------------------------------------------------------------------------------------------------------

Federal Tax-Free Money Fund (647)                        7/15/96             3.88%         3.47%
------------------------------------------------------------------------------------------------------------------------------------



(*) Closed to new investors.

+Performance is cumulative and for a limited period of time.

Performance information is for Class R (Retail) shares only. The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Funds after December 31 but that were effective on December 31 or
(ii) any purchases or redemptions of Fund shares completed after December 31 that were effective on December 31. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares that would reduce performance. Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

Income from tax-free funds may be subject to the alternative minimum tax and/or state and local taxes.

An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. Yield may fluctuate.

There are certain risks associated with investing in foreign markets, such as currency fluctuations and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

                                          --------------------------------------
                                                     The Montgomery Funds
                                          --------------------------------------
                                                          Growth Fund
                                          --------------------------------------

                                          P o r t f o l i o  H i g h l i g h t s

                                                        (Unaudited)

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform for the six months and full year ended December 31, 1997?

A: The Montgomery Growth Fund was up 8.5% for the second half of 1997 and finished the full year with a 24.2% return. Although this performance represented strong absolute results, it returned less than the S&P 500. Our focus on buying stocks of companies that we believe have the best forward potential at the most reasonable prices has us positioned in companies that are smaller, faster growing and less expensive than those in the S&P 500. Even so, they went relatively unrewarded last year. So too did the shares of companies sensitive to economic growth, which may represent the most overlooked and underappreciated area of the current stock market.

Q: Before we get into specifics about the portfolio, what are your thoughts on the U.S. and world economies going into 1998?

A: As we enter 1998 and in spite of the uncertainty created, we are still waiting for the impact of Asia's financial crisis to show up in U.S. economic data. Gross Domestic Product (GDP) for 1997 grew at a robust 3.9%, the fastest growth since the current expansion began almost eight years ago. Inflation continued to ease and the Federal Reserve has moved to a more balanced view of economic risk. Most of the troubled countries in the Asia Pacific region have begun to make progress toward restructuring their debts. It is likely, however, that the economies in this region will be in retrenchment throughout 1998. There is also evidence that the financial paralysis that has gripped Japan may be in the process of important improvement with recent changes at the Ministry of Finance. The behavior of China remains a wildcard, but most observers believe that China will not devalue its currency this year. In the United States, the financial markets are watching to determine if the growing lack of presidential credibility will spill over into domestic and, more important, international policy.

At this point, most economists expect 1998 U.S. GDP growth to be in the 2.5 to 3.0% range, coupled with inflation expectations (as measured by the Consumer Price Index) of less than 2%. World growth expectations remain optimistic, with any slowdown in the Asia Pacific region being offset by stronger growth out of Europe.

Q: How do these economic growth estimates affect S&P 500 earnings expectations and your outlook for the stock market this year?

A: Most top-down forecasters are looking for 1998 to be the seventh consecutive year of S&P 500 earnings growth. Expectations are for growth of 6% in earnings this year, a slowdown from the 10% gains in 1997. The stock market is already selling at a historically high price/earnings multiple of almost 21 times those expected earnings. Also, operating margins are nearing peak of cycle levels, thus making it more difficult for companies to leverage revenue growth into faster earnings growth. We believe, therefore, that 1998 will be a more difficult year in terms of stock market returns, especially when compared with the robust gains of the past three years.

                 =============================================
                    P O R T F O L I O  M A N A G E M E N T
                 ---------------------------------------------

                 Roger W. Honour......Senior Portfolio Manager
                 Andrew G. Pratt, CFA........Portfolio Manager
                 Kathryn M. Peters...........Portfolio Manager

                 =============================================
                        F U N D  P E R F O R M A N C E
                 ---------------------------------------------
                          Average annual total returns
                         for the period ended 12/31/97

                 ---------------------------------------------
                            Montgomery Growth Fund

                 Since inception (9/30/93)..............25.67%
                 One year...............................24.16%
                 Three years............................22.66%

                 ---------------------------------------------
                                  S&P 500 Index

                 Since 9/30/93..........................22.11%
                 One year...............................33.35%
                 Three years............................31.13%

                 ---------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTOGOMERY GROWTH(R)
Initial Investment: $10,000            Period: 09/30/93 - 12/97

                      Growth of       Value of          Growth of
                      Initial         Reinvested        Investment with
Date        NAV       Investment      Distributions     Distributions Reinvested
09/30/93    12.00       $10,000           $    0               $10,000
09/93       12.00       $10,000           $    0               $10,000
10/93       12.48       $10,400           $    0               $10,400
11/93       13.18       $10,983           $    0               $10,983
12/93       14.12       $11,767           $   67               $11,834
01/94       14.90       $12,417           $   71               $12,488
02/94       15.09       $12,575           $   72               $12,647
03/94       14.95       $12,458           $   72               $12,530
04/94       15.49       $12,908           $   74               $12,982
05/94       15.65       $13,042           $   74               $13,116
06/94       15.27       $12,725           $   73               $12,798
07/94       15.82       $13,183           $   76               $13,259
08/94       16.62       $13,850           $   79               $13,929
09/94       16.52       $13,767           $   79               $13,846
10/94       17.12       $14,267           $   81               $14,348
11/94       16.48       $13,733           $  186               $13,919
12/94       16.93       $14,108           $  201               $14,309
01/95       16.56       $13,800           $  196               $13,996
02/95       17.20       $14,333           $  204               $14,537
03/95       17.90       $14,917           $  211               $15,128
04/95       18.02       $15,017           $  213               $15,230
05/95       18.42       $15,350           $  218               $15,568
06/95       19.16       $15,967           $  226               $16,193
07/95       19.96       $16,633           $  236               $16,869
08/95       20.02       $16,683           $  237               $16,920
09/95       20.54       $17,117           $  243               $17,360
10/95       20.21       $16,842           $  239               $17,081
11/95       19.17       $15,975           $1,689               $17,664
12/95       19.20       $16,000           $1,692               $17,692
01/96       19.46       $16,217           $1,715               $17,932
02/96       20.23       $16,858           $1,783               $18,641
03/96       20.79       $17,325           $1,832               $19,157
04/96       21.60       $18,000           $1,904               $19,904
05/96       22.43       $18,692           $1,976               $20,668
06/96       21.94       $18,283           $1,934               $20,217
07/96       20.94       $17,450           $1,845               $19,295
08/96       21.75       $18,125           $1,917               $20,042
09/96       22.37       $18,642           $1,971               $20,613
10/96       20.51       $17,092           $3,885               $20,977
11/96       21.39       $17,825           $4,053               $21,878
12/96       20.15       $16,792           $4,475               $21,267
01/97       20.70       $17,250           $4,597               $21,847
02/97       20.50       $17,083           $4,553               $21,636
03/97       19.94       $16,617           $4,428               $21,045
04/97       20.77       $17,308           $4,613               $21,921
05/97       22.46       $18,717           $4,987               $23,704
06/97       23.07       $19,225           $5,123               $24,348
07/97       25.50       $21,250           $5,663               $26,913
08/97       25.19       $20,992           $5,594               $26,586
09/97       26.55       $22,125           $5,896               $28,021
10/97       25.34       $21,117           $5,627               $26,744
11/97       25.38       $21,150           $5,636               $26,786
12/97       21.89       $18,242           $8,163               $26,405

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                 GROWTH FUND                     GROWTH FUND

                    LIPPER
                    GROWTH                         S&P 5000
                      AVE                             AVE
                  9/93-12/97                      9/93-12/97

            DATE    RETURN    VALUE          DATE    RETURN    VALUE
          ------------------------------------------------------------

            Sep-93            $10,000        Sep-93            $10,000
            Oct-93            $10,138        Oct-93            $10.207
            Nov-93             $9,958        Nov-93            $10,109
            Dec-93            $10,239        Dec-93            $10,232
            Jan-94            $10,568        Jan-94            $10,579
            Feb-94            $10,398        Feb-94            $10,292
            Mar-94             $9,912        Mar-94             $9,844
            Apr-94             $9,952        Apr-94             $9,970
            May-94            $10,007        Jan-94            $10,133
            Jun-94             $9,673        Jun-94             $9,885
            Jul-94             $9,928        Jul-94            $10,210
            Aug-94            $10,392        Aug-94            $10,627
            Sep-94            $10,186        Sep-94            $10,368
            Oct-94            $10,351        Oct-94            $10,600
            Nov-94             $9,965        Nov-94            $10,215
            Dec-94            $10,058        Dec-94            $10,366
            Jan-95            $10,135        Jan-95            $10,635
            Feb-95            $10,528        Feb-95            $11,049
            Mar-95            $10,824        Mar-95            $11,374
            Apr-95            $11,064        Apr-95            $11,709
            May-95            $11,408        Jan-95            $12,176
            Jun-95            $11,884        Jun-95            $12,459
            Jul-95            $12,444        Jul-95            $12,872
            Aug-95            $12,539        Aug-95            $12,904
            Sep-95            $12,915        Sep-95            $13,448
            Oct-95            $12,738        Oct-95            $13,400
            Nov-95            $13,188        Nov-95            $13,987
            Dec-95            $13,239        Dec-95            $14,257
            Jan-96            $13,546        Jan-96            $14,742
            Feb-96            $13,846        Feb-96            $14,879
            Mar-96            $13,958        Mar-96            $15,022
            Apr-96            $14,378        Apr-96            $15,243
            May-96            $14,739        Jan-96            $15,636
            Jun-96            $14,553        Jun-96            $15,693
            Jul-96            $13,717        Jul-96            $15,002
            Aug-96            $14,175        Aug-96            $15,319
            Sep-96            $14,980        Sep-96            $16,181
            Oct-96            $15,129        Oct-96            $16,627
            Nov-96            $16,072        Nov-96            $17,882
            Dec-96            $15,827        Dec-96            $17,528
            Jan-97            $16,659        Jan-97            $18,629
            Feb-97            $16,472        Feb-97            $18,769
            Mar-97            $15,737        Mar-97            $17,999
            Apr-97            $16,365        Apr-97            $19,073
            May-97            $17,524        Jan-97            $20,239
            Jun-97            $18,206        Jun-97            $21,138
            Jul-97            $19,728        Jul-97            $22,820
            Aug-97            $19,045        Aug-97            $21,5?2
            Sep-97            $20,103        Sep-97            $22,722
            Oct-97            $19,345        Oct-97            $21,964
            Nov-97            $19,705        Nov-97            $22,979
            Dec-97            $19,929        Dec-97            $23,374



                     INDEX HYPOTHETICAL GROWTH FOR 10,000


/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Growth Funds Average universe consists of 379 funds.

--------------------
The Montgomery Funds
--------------------
    Growth Fund
--------------------
Portfolio Highlights


          =====================================
                     TOP TEN HOLDINGS
          -------------------------------------
          (as a percentage of total net assets)

Golden West Financial Corporation.....................4.1%
Nordstrom, Inc........................................4.0%
Avid Technology Inc...................................3.9%
Canadian National Railway Company.....................3.0%
Masco Corporation.....................................2.6%
Interstate Hotels Company.............................2.6%
International Paper Company...........................2.5%
Sybase Inc............................................2.3%
Ericsson (L.M.) Telephone Company, Class B, ADR.......2.3%
Amerada Hess Corporation..............................2.1%


          =====================================
                   TOP FIVE INDUSTRIES
          -------------------------------------
          (as a percentage of total net assets)

Software Systems......................................6.9%
Retail Trade..........................................6.5%
Pulp and Paper........................................6.5%
Banks/Savings and Loans...............................6.2%
Telecommunications Equipment..........................5.5%


Q: What effect does that have on how the Montgomery Growth Fund is positioned for the coming year?

A: As discussed above, if you owned "the market" as represented by the S&P 500, you would be paying about 21 times expected earnings to capture only 6% expected growth. By contrast, the Montgomery Growth Fund is currently paying 18 times expected 1998 earnings to capture expected growth of 24%. In other words, we are potentially buying four times the growth of the overall stock market but at a more reasonable valuation. To do this we are buying some smaller companies that we believe have much better profiles for forward growth, yet trade at lower multiples of their growth rates. Although expected growth rates do not translate directly into investment returns, we believe that they can serve as an important indicator of investment potential. Also, as mentioned earlier, we believe that some of the cycle-sensitive areas of the market represent good value, and many of these companies are undergoing substantial restructuring and efficiency realignment programs, with the expected result of improved shareholder returns.

Q: Would that explain the portfolio's overweighting in the pulp and paper products sector?

A: Yes. This is an example of a group that is both extremely inexpensive by today's stock market valuations and is, at the same time, generally undergoing significant cost containment and business rationalization moves to improve future profitability. Non-core and non-productive assets are being sold off, repositioned or shut down. Capital structures are being made more efficient, new revenue growth objectives are being initiated, asset utilization is being improved and management's and directors' incentives are being aligned with those of shareholders through required stock ownership. Plant capacity additions in the next two years will be well below recent memory and well below expected demand growth. At the same time, the stocks recently hit 30-year relative price lows. We believe that once the uncertainties surrounding the impact of the slowdown in Asian economies subsides, the group offers good return potential. The group is underowned and out of favor on Wall Street despite what appears to be solid efforts by management toward long-term fundamental change. The companies we own in this group include Champion International, Chesapeake Corporation, International Paper and Boise Cascade.

Q: For newer shareholders would you briefly discuss your investment process?

A: We use our own quantitative screening techniques as a tool to identify positive, long-term fundamental changes in a company's or industry's business and its expected earnings. We then conduct fundamental analysis to determine the validity and sustainability of the change. Finally, we apply our valuation criteria to determine the future potential for the share price. Our goal is to build portfolios of good companies that meet our fundamental criteria and where the valuation allows our shareholders to benefit from future appreciation.

The accompanying notes are an integral part of these financial statements.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                               Growth Fund
                                                          ----------------------

                                                          I n v e s t m e n t s


P O R T F O L I O    I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 79.8%

    Shares                                                        Value (Note 1)

Air Freight Courier -- 1.7%

  375,000       Federal Express Corporation.................$         22,898,438

Apparel and Textiles -- 0.8%

  250,000       VF Corporation..............................          11,500,000

Auto/Auto Parts -- 3.1%

  475,000       General Motors Corporation..................          28,796,875
  245,900       PACCAR Inc..................................          12,925,118
                                                                      ----------
                                                                      41,721,993

Banks/Savings and Loans -- 6.2%

  202,400       BankAmerica Corporation.....................          14,775,200
  104,750       Citicorp....................................          13,244,328
  575,000       Golden West Financial Corporation...........          56,242,188
                                                                      ----------
                                                                      84,261,716

Building Materials -- 3.2%

  700,000       Masco Corporation**.........................          35,612,500
  500,000       RPM of Ohio, Inc............................           7,718,750
                                                                      ----------
                                                                      43,331,250

Business Services -- 1.7%

  300,000       AccuStaff Inc.+.............................           6,900,000
  200,000       Computer Sciences Corporation+..............          16,512,500
                                                                      ----------
                                                                      23,412,500

Chemicals -- 2.2%

  180,000       Dow Chemical Company........................          18,270,000
  200,000       Eastman Chemical Company....................          11,912,500
                                                                      ----------
                                                                      30,182,500

Computers and Office Equipment -- 1.3%

1,000,000       Data General Corporation+...................          17,437,500

Conglomerates -- 2.6%

  500,000       Canadian Pacific, Ltd.......................          13,625,000
  500,000       Tyco International Ltd......................          22,531,250
                                                                      ----------
                                                                      36,156,250

Consumer Services -- 1.1%

  450,000       Cendant Corporation+........................          15,468,750

Diversified Financial Services -- 1.4%

  500,000       FirstPlus Financial Group, Inc.**+..........          19,156,250

Electrical Equipment -- 1.0%

   88,000       Matsushita Electric Industrial Company,
                Ltd., ADR...................................          13,376,000

Electronics -- 1.5%

  475,000       Raychem Corporation.........................          20,454,687

Food and Beverage -- 1.5%

1,500,000       Fleming Companies, Inc......................          20,156,250

Health Care -- 0.4%

  116,600       HealthCare COMPARE Corporation+.............          5,961,175

Home Appliance -- 1.0%

  250,000       Whirlpool Corporation.......................         13,750,000

Household Products -- 1.1%

  251,200       Unilever N.V., ADR..........................         15,684,300

Lodging -- 2.6%

1,000,000       Interstate Hotels Company+..................         35,062,500

Metals and Mining -- 1.6%

  200,000       Aluminum Company of America.................         14,075,000
  540,000       Freeport-McMoRan Copper & Gold, Series B....          8,505,000
                                                                     ----------
                                                                     22,580,000

Newspapers/Publishing -- 3.2%

  401,000       Donnelley (R.R.) & Sons Company.............         14,937,250
  250,000       Time Warner, Inc............................         15,500,000
  525,000       World Color Press Inc.+.....................         13,945,313
                                                                     ----------
                                                                     44,382,563

Oil -- 4.5%

  525,000       Amerada Hess Corporation....................         28,809,375
  435,000       Belco Oil & Gas Corporation+................          8,183,437
1,000,000       Union Pacific Resources Group, Inc..........         24,250,000
                                                                     ----------
                                                                     61,242,812

Oilfield Equipment -- 2.6%

  300,000       Schlumberger Ltd............................         24,150,000
  200,000       Tidewater Inc...............................         11,025,000
                                                                     ----------
                                                                     35,175,000

Pipelines -- 0.5%

  160,000       Enron Corporation...........................          6,650,000

Pulp and Paper -- 6.5%

  950,000       Boise Cascade Corporation...................         28,737,500
  286,000       Champion International Corporation..........         12,959,375
  350,000       Chesapeake Corporation......................         12,009,375
  800,000       International Paper Company.................         34,500,000
                                                                     ----------
                                                                     88,206,250

Railroad -- 4.3%

  870,000       Canadian National Railway Company...........         41,107,500
  275,000       Union Pacific Corporation...................         17,170,313
                                                                     ----------
                                                                     58,277,813

Real-Estate Investment Trust -- 1.8%

  600,000       Meditrust Companies.........................         22,050,000
   50,000       Starwood Lodging Trust**....................          2,893,750
                                                                     ----------
                                                                     24,943,750

Retail Trade -- 6.5%

  313,800       Dayton-Hudson Corporation...................         21,181,500
  900,000       Nordstrom, Inc..............................         54,225,000
  375,000       TJX Companies, Inc..........................         12,890,625
                                                                     ----------
                                                                     88,297,125

The accompanying notes are an integral part of these financial statements.

----------------------
 The Montgomery Funds
----------------------
    Growth Funds
----------------------
I n v e s t m e n t s


COMMON STOCKS -- continued

    Shares                                                       Value (Note 1)

Semiconductors -- 1.2%

    250,000     Analog Devices Inc.**+.....................$          6,921,875
    208,600     Texas Instruments, Inc.....................           9,387,000
                                                                     ----------
                                                                     16,308,875

Software Systems -- 6.9%

  2,000,000     Avid Technology Inc.+......................          53,625,000
    798,000     Indus International, Inc...................           5,685,750
    149,400     Structural Dynamics Research+..............           3,380,175
  2,400,000     Sybase Inc.+...............................          32,025,000
                                                                     ----------
                                                                     94,715,925

Telecommunications -- 0.3%

    104,000     China Telecom (Hong Kong) Ltd.,............
                Sponsored ADR(**)+.........................           3,490,500

Telecommunications Equipment -- 5.5%

    925,000     Aspect Telecommunications Corporation+.....          19,425,000
    726,300     Boston Technology, Inc.+...................          18,248,288
    850,000     Ericsson (L.M.) Telephone Company,
                Class B, ADR...............................          31,742,187
    150,000     Newbridge Networks Corporation+............           5,231,250
                                                                     ----------
                                                                     74,646,725

TOTAL COMMON STOCKS

(Cost $853,612,759)........................................       1,088,889,397
                                                                  -------------


REPURCHASE AGREEMENTS -- 21.0%

Principal Amount                                                 Value (Note 1)

$94,000,000       Agreement with Bear Stearns, Tri-Party,
                  6.850% dated 12/31/97, to be repurchased
                  at $94,035,772 on 01/02/98, collateralized
                  by $97,915,217 market value of U.S.
                  government securities, having various
                  maturities and various interest rates..........$   94,000,000

 76,571,000       Agreement with BZW Securities, Tri-Party,
                  6.900% dated 12/31/97, to be repurchased
                  at $76,600,352 on 01/02/98, collateralized
                  by $78,102,420 market value of U.S.
                  government securities, having various
                  maturities and various interest rates..........    76,571,000

 66,013,000       Agreement with Nomura Securities, Tri-Party,
                  6.900% dated 12/31/97, to be repurchased
                  at $66,038,305 on 01/02/98, collateralized
                  by $67,333,260 market value of U.S.
                  government securities, having various
                  maturities and various interest rates..........    66,013,000

 51,000,000       Agreement with United Bank of Switzerland,
                  Tri-Party, 6.900% dated 12/31/97, to be
                  repurchased at $51,019,550 on 01/02/98,
                  collateralized by $52,020,824 market value
                  of U.S. government securities, having
                  various maturities and various interest
                  rates..........................................    51,000,000


TOTAL REPURCHASE AGREEMENTS
(Cost $287,584,000)..............................................   287,584,000
                                                                    -----------

TOTAL INVESTMENTS -- 100.8%
(Cost $1,141,196,759*)........................................... 1,376,473,397

OTHER ASSETS AND LIABILITIES -- (0.8%)
(Net)............................................................   (11,317,866)

NET ASSETS -- 100.0%.............................................$1,365,155,531
                                                                  =============

*      Aggregate cost for federal tax purposes.

** Securities on loan at December 31, 1997, which have an aggregate market value of $32,232,062, represent 2.4% of the total net assets of the Fund (see note 5 to Financial Statements).

+      Non-income producing security.

Abbreviation:
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                  Small Cap
                                                             Opportunities Fund
                                                            --------------------
                                                            Portfolio Highlights
                                                                 (Unaudited)

I N V E S T M E N T    R E V I E W

Q: How did the Fund perform for the six months and full year ended December 31, 1997?

A: The Montgomery Small Cap Opportunities Fund was up 9.4% for the second half of the year and 16.5% for the full year 1997. During the same time periods, the Russell 2000 Growth Index returned 7.3% and 12.9%, and the Russell 2000 Index returned 11% and 22.4%. The Fund was able to outperform the more growth-oriented index of small-cap stocks in 1997, while underperforming the broader index.

Q: Small-cap stocks continued to underperform large-cap companies in 1997. Is this likely to continue?

A: It's true that large-cap companies as represented by the S&P 500 are outperforming the Russell 2000 Index of small-cap stocks. The market has chosen to award very high valuations to large-cap companies relative to their growth potential, while smaller companies with higher earnings-growth potential are ignored. Our process attempts to identify high-growth companies with reasonable valuations. Right now, we believe that smaller companies offer superior value relative to their larger-cap counterparts when we compare valuation to potential growth. Our hope is that this relationship will be recognized in the marketplace.

Q: Will the economic crisis in Asia be a relative positive for U.S. small-cap stocks, since most of their business is done in this country?

A: The majority of our companies' earnings are generated in the United States. Many small-cap companies do look to international markets for growth, however, and so they are not fully insulated from the crisis there. The nature of the impact of lower demand by that region is only starting to be felt. For instance, the semiconductor capital equipment companies have already been hurt because of the falloff in demand by Asian producers. We will certainly monitor the situation closely as it unfolds. At this point we feel that the effects will be temporary in nature, yet there is the potential for a more serious situation should Japan's and China's fundamentals deteriorate further.

Q: Can you comment on a specific stock that performed well in the second half of 1997 and why?

A: In our previous report, we mentioned SBS Technologies, Inc., as a poor performer in the first half of 1997. SBS manufactures and markets embedded computer components for the communications, medical device, military/aerospace and transportation markets. The company is growing through acquisitions, new product development, penetrating existing accounts and realizing internal efficiencies. It reported a slightly disappointing March quarter and saw its stock price fall sharply as a result. This proved to be an opportunity, as the company's outlook did not change as much as its stock price. SBS has since rebounded and become one of the better performers in the Fund.

                             ====================
                             PORTFOLIO MANAGEMENT
                             --------------------

Roger W. Honour.........................................Senior Portfolio Manager
Andrew G. Pratt, CFA...........................................Portfolio Manager
Kathryn M. Peters..............................................Portfolio Manager


                          =============================
                                FUND PERFORMANCE
                          -----------------------------
                          Average annual total returns
                          for the period ended 12/31/97

                          -----------------------------
                                   Montgomery
                          Small Cap Opportunities Fund

Since inception (12/29/95)............................................... 26.36%
One year................................................................. 16.45%


                          -----------------------------
                               Russell 2000 Index

Since 12/29/95........................................................... 19.39%
One year................................................................. 22.36%

                          -----------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY SMALL CAP OPP(R)

Initial Investment:      $10,000        Period:  12/29/95 - 12/97

                         Growth of      Value of        Growth of
                         Initial        Reinvested      Investment with
Date           NAV       Investment     Distributions   Distributions Reinvested
12/29/95       12.00        $10,000            $0              $10,000
12/95          12.00        $10,000            $0              $10,000
01/96          13.19        $10,992            $0              $10,992
02/96          14.03        $11,692            $0              $11,692
03/96          14.75        $12,292            $0              $12,292
04/96          15.72        $13,100            $0              $13,100
05/96          16.47        $13,725            $0              $13,725
06/96          15.80        $13,167            $0              $13,167
07/96          14.35        $11,958            $0              $11,958
08/96          15.30        $12,750            $0              $12,750
09/96          16.41        $13,675            $0              $13,675
10/96          15.13        $12,608            $0              $12,608
11/96          15.41        $12,842            $0              $12,842
12/96          16.47        $13,725            $3              $13,728
01/97          16.94        $14,117            $3              $14,120
02/97          16.08        $13,400            $3              $13,403
03/97          14.77        $12,308            $3              $12,311
04/97          14.56        $12,133            $3              $12,136
05/97          16.56        $13,800            $3              $13,803
06/97          17.53        $14,608            $4              $14,612
07/97          18.43        $15,358            $4              $15,362
08/97          18.56        $15,467            $3              $15,470
09/97          20.27        $16,892            $3              $16,895
10/97          19.34        $16,117            $3              $16,120
11/97          19.00        $15,833            $4              $15,837
12/97          18.74        $15,617          $370              $15,987

               SMALL CAP OPP                       SMALL CAP OPPORTUNITIES

                  LIPPER
               SM CO GROWTH                              RUSSELL 2000
                   AVE                                       AVE
               12/95-12/97                               12/95-12/97
     DATE         RETURN         VALUE       DATE           RETURN    VALUE
--------------------------------------------------------------------------------
     Dec-95                       $10,000    Dec-95                    $10,000
     Jan-96                       $ 9,960    Jan-96                    $ 9,989
     Feb-96                       $10,381    Feb-96                    $10,301
     Mar-96                       $10,662    Mar-96                    $10,510
     Apr-96                       $11,477    Apr-96                    $11,072
     May-96                       $11,960    May-96                    $11,509
     Jun-96                       $11,484    Jun-96                    $11,036
     Jul-96                       $10,497    Jul-96                    $10,072
     Aug-96                       $11,129    Aug-96                    $10,657
     Sep-96                       $11,702    Sep-96                    $11,073
     Oct-96                       $11,481    Oct-96                    $10,903
     Nov-96                       $11,831    Nov-96                    $11,352
     Dec-96                       $12,000    Dec-96                    $11,650
     Jan-97                       $12,295    Jan-97                    $11,882
     Feb-97                       $11,791    Feb-97                    $11,594
     Mar-97                       $11,203    Mar-97                    $11,047
     Apr-97                       $11,131    Apr-97                    $11,078
     May-97                       $12,437    May-97                    $12,311
     Jun-97                       $13,086    Jun-97                    $12,838
     Jul-97                       $13,917    Jul-97                    $13,435
     Aug-97                       $14,160    Aug-97                    $13,743
     Sep-97                       $15,224    Sep-97                    $14,749
     Oct-97                       $14,556    Oct-97                    $14,101
     Nov-97                       $14,336    Nov-97                    $14,010
     Dec-97                       $14,440    Dec-97                    $14,255

/1/ The Russell 2000 Index is a capitalization-weighted total return index that comprises 2,000 of the smallest-capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/ The Lipper Small Cap Funds Average universe consists of 362 funds.

--------------------
The Montgomery Funds
--------------------
      Small Cap
 Opportunities Fund
--------------------
     Investments

                     =====================================
                                TOP TEN HOLDINGS
                     -------------------------------------
                     (as a percentage of total net assets)

Cooper Companies, Inc. ................................................ 3.5%
Jones Medical Industries, Inc. ........................................ 2.4%
ESC Medical Systems, Ltd. ............................................. 2.4%
SBS Technologies, Inc. ................................................ 2.3%
Acxiom Corporation..................................................... 2.0%
Action Performance Companies, Inc. .................................... 2.0%
Carpenter Technology Corporation ...................................... 2.0%
Waters Corporation..................................................... 1.9%
Prime Hospitality Corporation.......................................... 1.9%
Structural Dynamics Research Corporation............................... 1.9%

                      =====================================
                              TOP FIVE INDUSTRIES
                      -------------------------------------
                      (as a percentage of total net assets)

Business Services......................................................15.1%
Medical Products.......................................................11.1%
Software Systems....................................................... 8.6%
Oilfield Equipment..................................................... 5.3%
Retail Trade........................................................... 4.5%

Q: Were there any disappointments during the same period?

A: Actel Corporation had some disappointing developments in the third calendar quarter of 1997 that caused us to sell the stock. The company makes specialized semiconductor devices used in the design of products for the telecommunications, industrial, computer and military/aerospace markets. We were closely monitoring the company after some disappointing results early in the year. At that point we felt the market had overreacted and that the valuation looked compelling. The company's problems worsened in the third quarter, however, as a problem was discovered in an important new product for the military/aerospace market. We decided to sell the stock because of the magnitude of the problem and the difficulty in estimating the time it would take to fix it. Actel is a good company, and we may revisit the story at some point.

Q: What areas of the market look exciting for 1998?

A: Companies that improve the productivity of their customers are always attractive. We have several companies in the portfolio that do just that. Jack Henry and Associates sells software and services to small to medium-sized banks to help automate certain critical functions. Catalina Marketing Corporation works with consumer products companies to help them market their products more effectively at grocery stores. The company uses a very unique coupon-issuing system at the checkout counter based on consumer purchasing behavior. Boole and Babbage Inc. sells software programs to help large computer networks operate more reliably. All of these companies represent significant investments in the Small Cap Opportunities Fund.

P O R T F O L I O  I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 95.4%

       Shares                                             Value (Note 1)
Apparel and Textiles -- 4.0%
       69,000 Jones Apparel Group, Inc.+ ..............      $ 2,967,000
       98,000 St. John Knits, Inc. ....................        3,920,000
       82,000 The Men's Wearhouse Inc.+ ...............        2,870,000
                                                               ---------
                                                               9,757,000
Banks -- 1.5%
      102,550 Commercial Federal Corporation ..........        3,646,934

Broadcasting/Advertising -- 1.6%
       86,500 Catalina Marketing Corporation+ .........        4,016,844

Business Services -- 15.1%
      260,000 Acxiom Corporation+ .....................        4,972,500
      174,300 Alternative Resources Corporation+.......        4,030,687
       77,050 Analysts International Corporation+......        2,677,487
       80,800 Applied Graphics Technologies, Inc. .....        4,282,400
      225,200 BA Merchant Services, Inc.+ .............        3,997,300
      100,000 Caribiner International Inc.+ ...........        4,450,000
      114,000 Computer Task Group, Inc.+ ..............        4,054,125
       43,400 Fair Isaac & Company, Inc. ..............        1,445,763
      110,100 Interim Services, Inc.+ .................        2,841,956
      295,000 PMT Services, Inc.+ .....................        4,120,781
                                                               ---------
                                                              36,872,999
Chemicals -- 1.5%
      148,800 Ferro Corporation+ ......................        3,617,700

Computers and Office Equipment -- 1.3%
      163,250 U.S. Office Products Company+ ...........        3,183,375

Consumer Services -- 3.1%
      110,200 Budget Group, Inc.+ .....................        3,808,787
      120,000 Education Management Corporation+........        3,757,500
                                                               ---------
                                                               7,566,287
Containers and Packaging -- 1.1%
      117,400 Ivex Packaging Corporation+ .............        2,817,600

Diversified Financial Services -- 0.9%
      114,000 Imperial Credit Industries+ .............        2,358,375

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                                  Small Cap
                                                             Opportunities Fund
                                                            --------------------
                                                                 Investments


COMMON STOCKS - continued

        Shares                                                   Value (Note 1)
Electrical Equipment - 1.3%
       132,100 MRV Communications Inc. .................            $ 3,145,631

Electronics - 2.3%
       206,500 SBS Technologies, Inc.+ .................              5,504,516

Food and Beverages - 1.7%
       82,900 Whole Foods Market, Inc.+ ................              4,253,806

Health Care - 4.2%
       152,300 FPA Medical Management, Inc.**+ .........              2,855,625
       226,000 Orthodontic Centers of America, Inc.**+ .              3,757,250
       105,000 Sierra Health Services+ .................              3,530,625
                                                                      ---------
                                                                     10,143,500

Heavy Construction - 1.3%
       145,000 Kaufman & Broad Home Corporation ........              3,253,438

Insurance - 1.8%
       101,500 Berkley (W.R.) Corporation ..............              4,510,406

Lodging - 4.2%
       103,200 Interstate Hotels Company+ ..............              3,618,450
       125,000 Primadonna Resorts, Inc.+ ...............              2,089,844
       226,000 Prime Hospitality Corporation**+ ........              4,604,750
                                                                      ---------
                                                                     10,313,044

Medical Products - 11.1%
       166,000 Ballard Medical Products ................              4,025,500
       206,400 Cooper Companies, Inc.+ .................              8,436,600
       150,600 ESC Medical Systems, Ltd.**+ ............              5,826,338
       128,000 Sola International, Inc.+ ...............              4,160,000
       122,800 Waters Corporation+ .....................              4,620,350
                                                                      ---------
                                                                     27,068,788

Metals and Mining - 1.3%
       105,000 Titanium Metals Corporation**+ ..........              3,058,125

Newspapers/Publishing - 2.2%
       115,000 Big Flower Holdings, Inc.**+ ............              2,774,375
       100,000 World Color Press Inc.+ .................              2,656,250
                                                                      ---------
                                                                      5,430,625

Oilfield Equipment - 5.3%
       113,950 Halter Marine Group, Inc.+ ..............              3,290,306
       137,600 Hvide Marine, Inc., Class A**+ ..........              3,508,800
       176,700 Marine Drilling Companies, Inc.+ ........              3,677,569
        97,000 Pride International, Inc.+ ..............              2,449,250
                                                                      ---------
                                                                     12,925,925

Pharmacy/Drugs - 2.4%
       152,500 Jones Medical Industries, Inc.**.........              5,852,188

Pulp and Paper - 1.2%
       84,000 Caraustar Industries, Inc. ...............              2,898,000

Restaurants - 1.2%
       220,000 Apple South, Inc. .......................              2,894,375

Retail Trade - 4.5%
       119,000 Borders Group Inc.+ .....................              3,726,187
       176,000 Eagle Hardware & Garden, Inc.+ ..........              3,421,000
       134,000 Proffitt's, Inc.+ .......................              3,810,625
                                                                      ---------
                                                                     10,957,812

Software Systems - 8.6%
       136,300 Boole and Babbage, Inc.+ ................              4,089,000
       150,000 Jack Henry & Associates .................              4,143,750
        78,100 Kronos, Inc.+ ...........................              2,406,456
       106,650 National Instruments Corporation+........              3,186,169
       201,900 Structural Dynamics
               Research Corporation+ ...................              4,567,988
        71,200 Synopsis, Inc.+ .........................              2,540,950
                                                                      ---------
                                                                     20,934,313

Steel - 2.0%
        99,500 Carpenter Technology Corporation ........              4,782,219

Telecommunications Equipment - 3.2%
       100,000 Comverse Technology Inc.+ ...............              3,887,500
       225,000 P-Com, Inc.+ ............................              3,937,500
                                                                      ---------
                                                                      7,825,000

Tobacco - 1.9%
        81,000 Consolidated Cigar Holdings, Inc.**+.....              2,232,562
       109,000 General Cigar Holdings, Inc.**+ .........              2,357,125
                                                                      ---------
                                                                      4,589,687

Toys - 2.0%
       128,700 Action Performance Companies, Inc.+ .....              4,898,644

Trucking - 1.6%
       124,000 U.S. Freightways Corporation ............              4,037,750

TOTAL COMMON STOCKS
(Cost $194,802,569) ....................................            233,114,906
                                                                    -----------

REPURCHASE AGREEMENTS - 4.3%

Principal Amount

$5,218,000    Agreement with Bear Stearns, Tri-Party,
              6.850% dated 12/31/97, to be repurchased
              at $5,219,986 on 01/02/98, collateralized
              by $5,435,336 market value of U.S.
              government securities, having various
              maturities and various interest rates.....              5,218,000

 5,218,000    Agreement with United Bank of Switzerland,
              Tri-Party, 6.900% dated 12/31/97, to be
              repurchased at $5,220,000 on 01/02/98,
              collateralized by $5,322,444 market value
              of U.S. government securities, having various
              maturities and various interest rates.....              5,218,000
                                                                      ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $10,436,000)......................................             10,436,000
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
      Small Cap
 Opportunities Fund
--------------------
     Investments



TOTAL INVESTMENTS - 99.7%

                                                                Value (Note 1)
(Cost $205,238,569*)...........................................  $ 243,550,906

OTHER ASSETS AND LIABILITIES - 0.3%
(Net)..........................................................        617,522
                                                                       -------

NET ASSETS - 100.0%............................................  $ 244,168,428
                                                                   ===========

*   Aggregate cost for federal tax purposes.
** Securities on loan at December 31, 1997, which have an aggregate market value of $28,174,111, represent 11.5% of the total net assets of the Fund (see note 5 to Financial Statements).
+   Non-income producting security.

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               Small Cap Fund
                                                            --------------------
                                                              P o r t f o l i o
                                                             H i g h l i g h t s

                                  (Unaudited)


I N V E S T M E N T   R E V I E W

Q: How did the Fund perform over the second half of 1997?

A: The Fund outperformed its benchmark, the Russell 2000 Index, by nearly six percentage points over the second half of 1997. For the year, the Fund gained 23.9%, edging out the index over that period too.

Q: The fourth quarter was a difficult stretch for many small-cap growth investors. How did the Small Cap Fund fare over that period?

A: We kept the Fund's losses to less than half a percentage point during the fourth quarter. The Russell 2000, in comparison, dropped by nearly three and a half percentage points.

Q: What factors helped the Fund outperform its benchmark?

A: Despite the difficult environment, a variety of our holdings turned in solid returns over the second half, and, for that matter, in 1997 as a whole. Nearly nine times out of 10 over the past year, our companies reported quarterly earnings that met or exceeded our expectations.

The Fund also benefited from its relatively light weighting in technology companies, a sector that came under intense pressure during the fourth quarter. Investors have been concerned that Asia's economic crisis will weigh on the region's demand for technology, which many U.S. software and other computer-oriented companies had been counting on as a major source of sales growth. The Fund also profited from its exposure to competitive local exchange carriers (CLECs) such as ICG Communications (its top holding as of June 30, 1997). CLECs provide long-distance carriers with access to certain local markets at a lower cost than do the regional Bell operating companies. The sector was buoyed in late 1997 by AT&T's rumored offer to buy Teleport, one of the leading CLECs in the United States.

Q: Did the composition of the portfolio change much during the second half of 1997?

A: We made only minor shifts during the period. That kind of gradual change, which reflects our bottom-up investment process and our strict sell discipline, is typical of the Fund. Each time we buy a stock, we set a price target for it and sell it once it has reached that goal. For that reason, we took profits on Comverse Technology (which develops voice-mail processing systems) and Conseco (which provides life and health insurance) during the fourth quarter.

We may also sell a stock if its earnings don't meet our expectations or if we find better potential elsewhere. For example, we recently eliminated Regal Cinemas (which operates movie theaters around the country) and Encad (which makes inkjet printers for specialized applications), because their earnings didn't meet our expectations. In their place we added a few new names, including two pharmaceutical companies--Centocor and MedImmune. The market's volatility in the fourth quarter was positive in this respect, because it allowed us to initiate positions in what we consider to be

                    =======================================
                    P O R T F O L I O   M A N A G E M E N T
                    ---------------------------------------

Stuart O. Roberts.......................................Senior Portfolio Manager
Jerome C. Philpott, CFA........................................Portfolio Manager
Bradford D. Kidwell............................................Portfolio Manager

                        ===============================
                        F U N D   P E R F O R M A N C E
                        -------------------------------

                         Average annual total returns
                         for the period ended 12/31/97

--------------------------------------------------------------------------------
                           Montgomery Small Cap Fund

Since inception (7/13/90).................................................21.47%
One year..................................................................23.86%
Five years................................................................17.33%

--------------------------------------------------------------------------------
                              Russell 2000 Index

Since 6/30/90.............................................................15.43%
One year..................................................................22.36%
Five years................................................................16.40%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                           [LINE GRAPH APPEARS HERE]


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY SMALL CAP(R)
Initial Investment:    $10,000       Period:  07/13/90 - 12/97

                                       Growth of           Value of            Growth of
                                       Initial             Reinvested          Investment with
     Date               NAV            Investment          Distributions       Distributions Reinvested
     07/13/90          10.62           $ 10,000            $       0                $ 10,000
     07/90             10.13           $  9,539            $       0                $  9,539
     08/90              9.10           $  8,569            $       0                $  8,569
     09/90              8.34           $  7,853            $       0                $  7,853
     10/90              8.02           $  7,552            $       0                $  7,552
     11/90              8.66           $  8,154            $       0                $  8,154
     12/90              9.35           $  8,804            $      16                $  8,820
     01/91             10.66           $ 10,038            $      17                $ 10,055
     02/91             12.00           $ 11,299            $      20                $ 11,319
     03/91             13.05           $ 12,288            $      22                $ 12,310
     04/91             12.81           $ 12,062            $      21                $ 12,083
     05/91             13.76           $ 12,957            $      22                $ 12,979
     06/91             13.24           $ 12,467            $      22                $ 12,489
     07/91             11.82           $ 11,130            $   2,634                $ 13,764
     08/91             12.81           $ 12,062            $   2,855                $ 14,917
     09/91             13.20           $ 12,429            $   2,942                $ 15,371
     10/91             14.07           $ 13,249            $   3,135                $ 16,384
     11/91             13.15           $ 12,382            $   2,931                $ 15,313
     12/91             14.18           $ 13,352            $   4,177                $ 17,529
     01/92             14.89           $ 14,021            $   4,386                $ 18,407
     02/92             14.86           $ 13,992            $   4,378                $ 18,370
     03/92             14.19           $ 13,362            $   4,179                $ 17,541
     04/92             13.43           $ 12,646            $   3,956                $ 16,602
     05/92             13.41           $ 12,627            $   3,950                $ 16,577
     06/92             12.90           $ 12,147            $   3,800                $ 15,947
     07/92             13.25           $ 12,476            $   3,903                $ 16,379
     08/92             12.74           $ 11,996            $   3,753                $ 15,749
     09/92             13.13           $ 12,363            $   3,868                $ 16,231
     10/92             13.58           $ 12,787            $   4,000                $ 16,787
     11/92             15.16           $ 14,275            $   4,465                $ 18,740
     12/92             15.54           $ 14,633            $   4,577                $ 19,210
     01/93             15.77           $ 14,849            $   4,646                $ 19,495
     02/93             15.01           $ 14,134            $   4,421                $ 18,555
     03/93             15.69           $ 14,774            $   4,622                $ 19,396
     04/93             15.27           $ 14,379            $   4,497                $ 18,876
     05/93             16.44           $ 15,480            $   4,843                $ 20,323
     06/93             16.83           $ 15,847            $   4,958                $ 20,805
     07/93             16.94           $ 15,951            $   4,990                $ 20,941
     08/93             17.67           $ 16,638            $   5,755                $ 22,393
     09/93             18.49           $ 17,411            $   6,021                $ 23,432
     10/93             19.23           $ 18,107            $   6,262                $ 24,369
     11/93             16.74           $ 15,763            $   6,861                $ 22,624
     12/93             17.67           $ 16,638            $   7,243                $ 23,881
     01/94             18.24           $ 17,175            $   7,476                $ 24,651
     02/94             17.99           $ 16,940            $   7,373                $ 24,313
     03/94             16.87           $ 15,885            $   6,915                $ 22,800
     04/94             16.87           $ 15,885            $   6,915                $ 22,800
     05/94             16.02           $ 15,085            $   6,566                $ 21,651
     06/94             15.15           $ 14,266            $   6,209                $ 20,475
     07/94             15.61           $ 14,699            $   6,398                $ 21,097
     08/94             17.02           $ 16,026            $   6,976                $ 23,002
     09/94             16.81           $ 15,829            $   6,889                $ 22,718
     10/94             16.64           $ 15,669            $   6,820                $ 22,489
     11/94             14.94           $ 14,068            $   7,407                $ 21,475
     12/94             14.96           $ 14,087            $   7,416                $ 21,503
     01/95             14.94           $ 14,068            $   7,407                $ 21,475
     02/95             15.47           $ 14,567            $   7,669                $ 22,236
     03/95             15.87           $ 14,944            $   7,867                $ 22,811
     04/95             15.84           $ 14,915            $   7,853                $ 22,768
     05/95             16.15           $ 15,207            $   8,007                $ 23,214
     06/95             17.11           $ 16,111            $   8,483                $ 24,594
     07/95             18.16           $ 17,100            $   9,003                $ 26,103
     08/95             19.00           $ 17,891            $   9,419                $ 27,310
     09/95             19.36           $ 18,230            $   9,598                $ 27,828
     10/95             18.37           $ 17,298            $   9,107                $ 26,405
     11/95             17.16           $ 16,158            $  11,118                $ 27,276
     12/95             18.28           $ 17,213            $  11,843                $ 29,056
     01/96             18.25           $ 17,185            $  11,823                $ 29,008
     02/96             18.96           $ 17,853            $  12,284                $ 30,137
     03/96             19.83           $ 18,672            $  12,847                $ 31,519
     04/96             21.05           $ 19,821            $  13,638                $ 33,459
     05/96             22.26           $ 20,960            $  14,422                $ 35,382
     06/96             21.55           $ 20,292            $  13,961                $ 34,253
     07/96             20.03           $ 18,861            $  12,976                $ 31,837
     08/96             20.79           $ 19,576            $  13,469                $ 33,045
     09/96             21.89           $ 20,612            $  14,182                $ 34,794
     10/96             19.07           $ 17,957            $  16,079                $ 34,036
     11/96             19.57           $ 18,427            $  16,502                $ 34,929
     12/96             18.40           $ 17,326            $  17,161                $ 34,487
     01/97             18.75           $ 17,655            $  17,488                $ 35,143
     02/97             17.68           $ 16,648            $  16,490                $ 33,138
     03/97             16.25           $ 15,301            $  15,156                $ 30,457
     04/97             15.85           $ 14,925            $  14,783                $ 29,708
     05/97             18.31           $ 17,241            $  17,077                $ 34,318
     06/97             19.52           $ 18,380            $  18,206                $ 36,586
     07/97             20.61           $ 19,407            $  19,222                $ 38,629
     08/97             20.74           $ 19,529            $  19,344                $ 38,873
     09/97             22.89           $ 21,554            $  21,349                $ 42,903
     10/97             22.21           $ 20,913            $  20,715                $ 41,628
     11/97             22.06           $ 20,772            $  20,575                $ 41,347
     12/97             19.64           $ 18,493            $  24,223                $ 42,716



                     INDEX HYPOTHETICAL GROWTH FOR 10,000

       SMALL CAP FUND                                           SMALL CAP FUND

         LITTER
       SM CO GROWTH                                              RUSSELL 2000
          AVE                                                        AVE
        6/30 - 12/97                                            6/20 - 12/97
 DATE     RETURN      VALUE                                DATE     RETURN    VALUE
--------------------------------------------------------------------------------------
Jun-90                $ 10,000                             Jun-90             $ 10,000
Jul-90                $  9,644                             Jul-90             $  9,560
Aug-90                $  8,443                             Aug-90             $  8,287
Sep-90                $  7,736                             Sep-90             $  7,554
Oct-90                $  7,433                             Oct-90             $  7,093
Nov-90                $  8,010                             Nov-90             $  7,633
Dec-90                $  8,439                             Dec-90             $  7,936
Jan-91                $  9,160                             Jan-91             $  8,654
Feb-91                $  9,953                             Feb-91             $  9,619
Mar-91                $ 10,574                             Mar-91             $ 10,296
Apr-91                $ 10,507                             Apr-91             $ 10,270
May-91                $ 10,997                             May-91             $ 10,760
Jun-91                $ 10,416                             Jun-91             $ 10,133
Jul-91                $ 11,024                             Jul-91             $ 10,488
Aug-91                $ 11,483                             Aug-91             $ 10,876
Sep-91                $ 11,543                             Sep-91             $ 10,962
Oct-91                $ 11,919                             Oct-91             $ 11,251
Nov-91                $ 11,435                             Nov-91             $ 10,731
Dec-91                $ 12,746                             Dec-91             $ 11,590
Jan-92                $ 13,361                             Jan-92             $ 12,529
Feb-92                $ 13,609                             Feb-92             $ 12,895
Mar-92                $ 13,055                             Mar-92             $ 12,458
Apr-92                $ 12,484                             Apr-92             $ 12,022
May-92                $ 12,474                             May-92             $ 12,182
Jun-92                $ 11,917                             Jun-92             $ 11,606
Jul-92                $ 12,315                             Jul-92             $ 12,010
Aug-92                $ 12,065                             Aug-92             $ 11,671
Sep-92                $ 12,334                             Sep-92             $ 11,940
Oct-92                $ 12,855                             Oct-92             $ 12,319
Nov-92                $ 13,897                             Nov-92             $ 13,262
Dec-92                $ 14,364                             Dec-92             $ 13,724
Jan-93                $ 14,675                             Jan-93             $ 14,189
Feb-93                $ 14,127                             Feb-93             $ 13,861
Mar-93                $ 14,623                             Mar-93             $ 14,311
Apr-93                $ 14,158                             Apr-93             $ 13,918
May-93                $ 14,936                             May-93             $ 14,534
Jun-93                $ 15,046                             Jun-93             $ 14,624
Jul-93                $ 15,157                             Jul-93             $ 14,826
Aug-93                $ 15,918                             Aug-93             $ 15,467
Sep-93                $ 16,464                             Sep-93             $ 15,903
Oct-93                $ 16,725                             Oct-93             $ 16,313
Nov-93                $ 16,142                             Nov-93             $ 15,776
Dec-93                $ 16,833                             Dec-93             $ 16,315
Jan-94                $ 17,267                             Jan-94             $ 16,827
Feb-94                $ 17,270                             Feb-94             $ 16,766
Mar-94                $ 16,342                             Mar-94             $ 15,881
Apr-94                $ 16,363                             Apr-94             $ 15,975
May-94                $ 16,072                             May-94             $ 15,796
Jun-94                $ 15,498                             Jun-94             $ 15,259
Jul-94                $ 15,756                             Jul-94             $ 15,510
Aug-94                $ 16,717                             Aug-94             $ 16,374
Sep-94                $ 16,834                             Sep-94             $ 16,319
Oct-94                $ 17,083                             Oct-94             $ 16,255
Nov-94                $ 16,474                             Nov-94             $ 15,598
Dec-94                $ 16,820                             Dec-94             $ 16,018
Jan-95                $ 16,662                             Jan-95             $ 15,815
Feb-95                $ 17,347                             Feb-95             $ 16,473
Mar-95                $ 17,812                             Mar-95             $ 16,757
Apr-95                $ 18,045                             Apr-95             $ 17,130
May-95                $ 18,323                             May-95             $ 17,424
Jun-95                $ 19,443                             Jun-95             $ 18,328
Jul-95                $ 20,893                             Jul-95             $ 19,384
Aug-95                $ 21,246                             Aug-95             $ 19,785
Sep-95                $ 21,835                             Sep-95             $ 20,138
Oct-95                $ 21,188                             Oct-95             $ 19,237
Nov-95                $ 21,966                             Nov-95             $ 20,046
Dec-95                $ 22,216                             Dec-95             $ 20,575
Jan-96                $ 22,028                             Jan-96             $ 20,552
Feb-96                $ 22,934                             Feb-96             $ 21,193
Mar-96                $ 23,437                             Mar-96             $ 21,624
Apr-96                $ 25,221                             Apr-96             $ 22,781
May-96                $ 26,211                             May-96             $ 23,679
Jun-96                $ 25,154                             Jun-96             $ 22,706
Jul-96                $ 22,879                             Jul-96             $ 20,723
Aug-96                $ 24,282                             Aug-96             $ 21,926
Sep-96                $ ??,???                             Sep-96             $ ??,???
Oct-96                $ 24,983                             Oct-96             $ 22,432
Nov-96                $ 25,709                             Nov-96             $ 23,356
Dec-96                $ 26,026                             Dec-96             $ 23,968
Jan-97                $ 26,729                             Jan-97             $ 24,447
Feb-97                $ 25,576                             Feb-97             $ 23,855
Mar-97                $ 24,197                             Mar-97             $ 22,729
Apr-97                $ 24,057                             Apr-97             $ 22,793
May-97                $ 26,861                             May-97             $ 25,328
Jun-97                $ 28,197                             Jun-97             $ 26,414
Jul-97                $ 29,903                             Jul-97             $ 27,643
Aug-97                $ 30,327                             Aug-97             $ 28,275
Sep-97                $ 32,591                             Sep-97             $ 30,345
Oct-97                $ 31,142                             Oct-97             $ 29,012
Nov-97                $ 30,744                             Nov-97             $ 28,824
Dec-97                $ 31,011                             Dec-97             $ 29,329

/1/ The Russell 2000 Index is a capitalization-weighted total return index that comprises 2,000 of the smallest-capitalized U.S. domiciled companies whose stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/   The Lipper Small Cap Funds Average universe consists of 77 funds.

--------------------
The Montgomery Funds

--------------------
  Small Cap Fund
--------------------
 P o r t f o l i o
H i g h l i g h t s


                             ====================
                                TOP TEN HOLDINGS
                             --------------------
                      (as a percentage of total net assets)

ICG Communications, Inc. ...................................................5.7%
Smithfield Foods, Inc. .....................................................3.5%
LCI International Inc. .....................................................3.5%
HSN, Inc. ..................................................................3.3%
Billing Information Concepts ...............................................2.9%
AmeriCredit Corporation ....................................................2.8%
Commercial Federal Corporation .............................................2.3%
Renters Choice, Inc. .......................................................2.1%
Petroleum Geo-Services, ADR ................................................2.0%
Coventry Corporation .......................................................2.0%

                             =====================
                              TOP FIVE INDUSTRIES
                             ---------------------
                      (as a percentage of total net assets)

Telephone .................................................................12.1%
Health Care ................................................................7.4%
Business Services ..........................................................7.2%
Banks ......................................................................7.0%
Medical Products ...........................................................6.7%

attractive stocks at depressed prices. We also added to the Fund's existing positions in stocks that we think were oversold.

Q: What do you look for in a potential investment? Can you give an example of a company that you found attractive recently?

A: We seek out small-cap companies (which we define as those with market capitalizations between roughly $100 million and $1 billion) that are at an early or transitional stage of development, and invest in them before the market discovers that potential. We ask a battery of questions when researching any potential investment: Is the industry in which the company operates growing, and is the company gaining market share? Does it have an advantage in its industry, such as a unique market position? How strong is the company's balance sheet? Can it finance growth internally?

One company that we recently invested in after it jumped all those hurdles is Franchise Mortgage Acceptance Co., a specialty finance company that makes loans to franchise-based businesses. Market analysts estimate that the franchise lending market is currently about $40 billion in size. They also believe that it will grow at an average rate of 12% annually over the next five years. Most specialty lenders finance their loan production by securitizing existing loans. Franchise Mortgage, in contrast, can finance its growth internally (without diluting existing shares), because its operating cash flow usually exceeds its reported earnings. This is the sort of competitive advantage and sign of fundamental strength that we look for in every potential investment.

Q: Asia's crisis and its potential impact on the United States has been much debated lately. What's your opinion? How does it factor into your outlook for the coming year?

A: Contrary to what some investors believe, we think the economic crisis in Asia could make small-cap stocks more, not less, attractive than the large-caps that have been so popular lately. Assuming that foreign demand weakens further while the U.S. dollar strengthens, we think that the companies in the large-cap S&P 500 will deliver earnings growth of no greater than 5%, on average, in 1998. In comparison, we expect the companies in the Small Cap Fund's portfolio, many of which have little or no foreign exposure, to post average earnings growth of 24% in 1998. Our expectations assume that U.S. GDP growth ends up in the 2% range and interest rates remain stable in 1998. In such an environment, we believe that the market will begin to appreciate small-caps much more than it has for many years, if they can deliver on the expectations that we and other investors have set for them. We have a lot of confidence that they will.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                               Small Cap Fund
                                                           ---------------------
                                                           I n v e s t m e n t s

                  P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 97.4%
     Shares                                             Value (Note 1)
Aerospace and Defense -- 1.0%
    76,000   Tracor, Inc.+ ............................ $    2,332,250

Apparel and Textiles -- 1.6%
    74,000   Interface, Inc. .........................       2,132,125
    74,000   Novel Denim Holdings Ltd.+ ..............       1,461,500
                                                             ---------
                                                             3,593,625
Auto/Auto Parts -- 1.7%
   136,000   OEA Inc. ................................       3,935,500

Banks -- 7.0%
    58,700   Bank United Corporation, Class A ........       2,887,306
    31,500   Charter One Financial, Inc. .............       1,982,531
   150,000   Commercial Federal Corporation ..........       5,334,375
    92,000   Dime Bancorp, Inc. ......................       2,783,000
    84,000   Golden State Bancorp Inc.+ ..............       3,139,500
                                                             ---------
                                                            16,126,712
Biotechnology -- 1.2%
    52,300   Centocor, Inc.+ .........................       1,745,512
    96,000   Cephalon Inc.+ ..........................       1,095,000
                                                             ---------
                                                             2,840,512
Broadcasting/Advertising -- 5.8%
   148,000   HSN, Inc.**+ ............................       7,631,250
    91,000   Snyder Communications, Inc.+ ............       3,321,500
    64,000   Telecommunications Liberty Media
             Group, Class A+ .........................       2,326,000
                                                             ---------
                                                            13,278,750
Building Materials -- 2.5%
   160,000   Champion Enterprises, Inc.+ .............       3,290,000
    76,000   Oakwood Homes Corporation ...............       2,522,250
                                                             ---------
                                                             5,812,250
Business Services -- 7.2%
   136,000   Billing Information Concepts+ ...........       6,553,500
    50,000   DST Systems, Inc.+ ......................       2,134,375
    56,000   Envoy Corporation**+ ....................       1,641,500
   104,000   MetroNet Communications Corporation,
             Class B**+ ..............................       1,764,750
    80,000   National Data Corporation ...............       2,890,000
    48,000   Personnel Group of America Inc.+ ........       1,584,000
                                                             ---------
                                                            16,568,125
Diversified Financial Services -- 6.6%
   232,000   AmeriCredit Corporation+ ................       6,423,500
    66,800   Amresco, Inc.+ ..........................       1,999,825
    73,300   ContiFinancial Corporation**+ ...........       1,846,244
    77,300   FirstPlus Financial Group, Inc.**+ ......       2,961,556
   104,000   Franchise Mortgage Acceptance
             Company LLC+ ............................       1,917,500
                                                             ---------
                                                            15,148,625

Electronics -- 2.4%
    83,400   Genrad, Inc.+ ........................... $     2,517,637
    71,900   Nice Systems Ltd., ADR+ .................       3,006,319
                                                             ---------
                                                             5,523,956
Food and Beverage -- 5.4%
    78,200   Canandaigua Wine Company, Inc., Class A+.       4,340,100
   248,000   Smithfield Foods Inc.+ ..................       8,129,750
                                                             ---------
                                                            12,469,850

Furniture -- 1.4%
    97,100   Knoll, Inc.+ ............................       3,119,338

Health Care -- 7.4%
   300,000   Coventry Corporation+ ...................       4,584,375
   112,000   Mid Atlantic Medical Services, Inc.+ ....       1,428,000
   104,000   PMR Corporation+ ........................       2,086,500
   167,850   Quorum Health Group, Inc.+ ..............       4,406,063
   168,000   Trigon Healthcare Inc.+ .................       4,389,000
                                                             ---------
                                                            16,893,938
Insurance -- 4.1%
    60,000   CMAC Investment Corporation..............       3,622,500
    64,000   Everest Reinsurance Holdings Inc. .......       2,640,000
    47,600   Life RE Corporation .....................       3,102,925
                                                             ---------
                                                             9,365,425
Investment Management -- 1.5%
    56,300   Affiliated Managers Group, Inc.+ ........       1,632,700
    64,000   Tele-Communications TCI Ventures
             Group, Class A+ .........................       1,814,000
                                                             ---------
                                                             3,446,700
Leisure Time -- 1.0%
   104,000   K2 Resources, Inc .......................       2,366,000

Lodging -- 2.1%
   112,000   Prime Hospitality Corporation**+ ........       2,282,000
   162,904   ShoLodge, Inc.+ .........................       2,545,375
                                                             ---------
                                                             4,827,375
Medical Products -- 6.7%
    56,000   A T L Ultrasound Inc.+ ..................       2,583,000
    80,000   Arrow International .....................       2,990,000
    97,700   I-Stat Corporation**+ ...................       1,535,722
   105,000   Mentor Corporation ......................       3,858,750
    92,000   Steris Corporation+ .....................       4,462,000
                                                             ---------
                                                            15,429,472
Newspapers/Publishing -- 0.9%
    90,000   Petersen Companies, Inc., Class A+ ......       2,070,000

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
   Small Cap Fund
--------------------
I n v e s t m e n t s

COMMON STOCKS - continued
     Shares                                              Value (Note 1)
Oil - 5.5%
    54,400   BJ Services Company+ ...................... $    3,913,400
    21,500   Camco International Inc. ..................      1,369,281
   104,000   Domain Energy Corporation+ ................      1,638,000
   208,000   Grey Wolf, Inc.+ ..........................      1,118,000
    71,000   Petroleum Geo-Services, ADR+ ..............      4,597,250
                                                              ---------
                                                             12,635,931
Oilfield Equipment - 2.0%
    39,200   Energy Ventures, Inc.+ ....................      2,028,600
    71,600   R&B Falcon Corporation**+ .................      2,510,475
                                                              ---------
                                                              4,539,075
Pharmacy/Drugs - 3.4%
    40,000   AmeriSource Health Corporation, Class A+ ..      2,350,000
    28,500   MedImmune, Inc.+ ..........................      1,225,500
    72,000   North American Vaccine Inc.**+ ............      1,795,500
    72,000   Watson Pharmaceuticals, Inc.+ .............      2,335,500
                                                              ---------
                                                              7,706,500
Retail Trade - 2.8%
    56,000   Proffitt's, Inc.+ .........................      1,592,500
   230,900   Renters Choice, Inc.+ .....................      4,762,313
                                                              ---------
                                                              6,354,813
Software Systems - 2.0%
    22,500   CSG Systems International, Inc.+ ..........        904,219
    64,000   Electronic Arts, Inc.+ ....................      2,422,000
    69,900   Midway Games Inc.**+ ......................      1,271,306
                                                              ---------
                                                              4,597,525
Specialty Chemicals - 1.3%
   144,000   Tetra Technologies Inc.+ ..................      3,033,000

Telecommunications Equipment - 0.8%
    36,000   Globalstar Telecommunication Ltd.**+ ......      1,770,750

Telephone - 12.1%
   480,000   ICG Communications, Inc.**+ ...............     13,170,000
    60,000   Intermedia Communications of
             Florida, Inc.**+ ..........................      3,641,250
   261,500   LCI International Inc.+ ...................      8,041,125
    86,200   McLeod USA, Inc.+ .........................      2,769,175
                                                              ---------
                                                             27,621,550

TOTAL COMMON STOCKS
(Cost $158,139,803) .................................... $  223,407,547
                                                            -----------
REPURCHASE AGREEMENTS - 2.8%
Principal Amount
 $3,214,000   Agreement with Bear Stearns, Tri-Party,
              6.850% dated 12/31/97, to be repurchased
              at $3,215,223 on 01/02/98, collateralized
              by $3,347,867 market value of U.S.
              government securities, having various
              maturities and various interest rates ....      3,214,000

  3,214,000   Agreement with BZW Securities, Tri-Party,
              6.900% dated 12/31/97, to be repurchased
              at $3,215,232 on 01/02/98, collateralized
              by $3,278,280 market value of U.S.
              government securities, having various
              maturities and various interest rates.....      3,214,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,428,000) ......................................      6,428,000

TOTAL INVESTMENTS - 100.2%
(Cost $164,567,803*) ...................................    229,835,547

OTHER ASSETS AND LIABILITIES - (0.2%)
(Net) ..................................................       (506,237)
                                                               --------

NET ASSETS - 100.0% .................................... $  229,329,310
                                                            ===========

*   Aggregate cost for federal tax purposes.
** Securities on loan at December 31, 1997, which have an aggregate market value of $28,223,216, represent 12.3% of the total net assets of the Fund (see note 5 to Financial Statements).
+   Non-income producing security.

The accompanying notes are an integral part of these unancial statements.

                                                          --------------------
                                                          The Montgomery Funds
                                                          --------------------
                                                             Micro Cap Fund
                                                          --------------------
                                                          Portfolio Highlights
                                                               (unaudited)

I N V E S T M E N T    R E V I E W

Q: How did the Micro Cap Fund perform for the six months ended December 31, 1997, and the 1997 calendar year?

A: For the six months ended December 31, 1997, the Micro Cap Fund was up 13.08%, surpassing both the Russell 2000 Index and the Russell 2000 Growth Index, which were up 11.04% and 7.34%, respectively.

For the 1997 calendar year, the Micro Cap Fund was up 27.05%, again surpassing the Russell 2000 Index and the Russell 2000 Growth Index, which were up 22.36% and 12.95%, respectively. The Fund outperformed its benchmark by 4.69 percentage points by following our disciplined investment process, which led us to good growth companies trading at reasonable valuations. This relative performance is particularly favorable given that we have been in a market environment where the bigger-capitalization stocks are performing much better than the smaller-capitalization stocks, and the weighted average market cap of the Russell 2000 is much bigger than that of the Micro Cap Fund.

Q: What holdings performed especially well in the last six months of 1997 and why?

A: Cooper Companies is a rapidly growing specialty health-care company involved in three segments: soft toric contact lenses, women's diagnostic and surgical instruments, and psychiatric hospitals. In December 1996 we purchased the stock at $17 per share, and it ended 1997 at $40 7/8, up 140%. There was no Wall Street analyst coverage when we found the company. There was great potential, improving fundamentals and low valuation. Cooper Companies did a secondary offering in July in the mid-twenties. At this point, the company told its story, received sell-side analyst coverage and became better known, and the stock subsequently went up more than 70%.

Continental Can is a leading manufacturer of packaging for consumer products including food, beverages and household goods. We first started buying this stock in the Micro Cap Fund in February 1996 at less than $16 per share. The company was undergoing restructuring, insiders were accumulating shares and the industry was in consolidation. The stock ended 1997 at $25 3/16, up 57%. On January 15, Suiza Foods, another stock owned in the Micro Cap Fund, announced that it would acquire Continental Can for stock valued at $40.65 per share at the time of the announcement, or 154% above the price we initiated our position. Suiza Foods is a leading U.S. dairy company, which also owns a packaging business. What is interesting about this position is that we have never bought a single share of Suiza Foods; instead we received this stock when the company bought Morningstar Group, another Micro Cap holding, in December 1997. Morningstar Group was a stock we first bought in October 1996 for slightly less than $16 per share. When Suiza announced its agreement to purchase Morningstar on September 29, the stock to be received was valued at $45.85 per share, up 187%.


              ==================================================
                             PORTFOLIO MANAGEMENT
              --------------------------------------------------
              Roger W. Honour...........Senior Portfolio Manager
              Andrew G. Pratt, CFA.............Portfolio Manager
              Kathryn M. Peters................Portfolio Manager


              ==================================================
                               FUND PERFORMANCE
              --------------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97

              --------------------------------------------------
                           Montgomery Micro Cap Fund
              Since inception (12/30/94)..................24.85%
              One year....................................27.05%
              Three years.................................24.87%

              --------------------------------------------------
                              Russell 2000 Index
              Since 12/30/94..............................22.34%
              One year....................................22.36%
              Three years.................................22.34%

              Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                                   MICRO CAP

                                    LIPPER
                                   MICRO CAP
                                      AVE
                                  12/94-12/97
                        DATE        RETURN         VALUE
                   =======================================
                     Dec-94                       $10,000
                     Jan-95                       $10,107
                     Feb-95                       $10,390
                     Mar-95                       $10,592
                     Apr-95                       $10,865
                     May-95                       $11,046
                     Jun-95                       $11,540
                     Jul-95                       $12,136
                     Aug-95                       $12,500
                     Sep-95                       $12,757
                     Oct-95                       $12,365
                     Nov-95                       $12,644
                     Dec-95                       $13,022
                     Jan-96                       $12,982
                     Feb-96                       $13,400
                     Mar-96                       $13,840
                     Apr-96                       $14,933
                     May-96                       $15,917
                     Jun-96                       $15,390
                     Jul-96                       $14,030
                     Aug-96                       $14,588
                     Sep-96                       $15,065
                     Oct-96                       $14,939
                     Nov-96                       $15,426
                     Dec-96                       $15,859
                     Jan-97                       $16,558
                     Feb-97                       $16,106
                     Mar-97                       $15,339
                     Apr-97                       $15,018
                     May-97                       $16,680
                     Jun-97                       $17,820
                     Jul-97                       $18,735
                     Aug-97                       $19,686
                     Sep-97                       $21,579
                     Oct-97                       $20,722
                     Nov-97                       $20,502
                     Dec-97                       $20,131

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY MICRO CAP(R)
Initial Investment:      $10,000        Period:  12/30/94 - 12/97

                   Growth of      Value of          Growth of
                   Initial        Reinvested        Investment with
Date      NAV      Investment     Distributions     Distributions Reinvested
12/30/94  12.00      $10,000          $0                   $10,000
12/94     12.00      $10,000          $0                   $10,000
01/95     12.10      $10,083          $0                   $10,083
02/95     12.25      $10,208          $0                   $10,208
03/95     12.67      $10,558          $0                   $10,558
04/95     12.82      $10,683          $0                   $10,683
05/95     12.95      $10,792          $0                   $10,792
06/95     13.75      $11,458          $0                   $11,458
07/95     14.50      $12,083          $0                   $12,083
08/95     14.75      $12,292          $0                   $12,292
09/95     14.97      $12,475          $0                   $12,475
10/95     14.47      $12,058          $0                   $12,058
11/95     14.93      $12,442        $129                   $12,571
12/95     15.28      $12,733        $133                   $12,866
01/96     15.19      $12,658        $132                   $12,790
02/96     15.63      $13,025        $136                   $13,161
03/96     16.14      $13,450        $140                   $13,590
04/96     17.52      $14,600        $152                   $14,752
05/96     18.81      $15,675        $163                   $15,838
06/96     17.82      $14,850        $155                   $15,005
07/96     15.99      $13,325        $139                   $13,464
08/96     16.72      $13,933        $146                   $14,079
09/96     17.32      $14,433        $151                   $14,584
10/96     16.26      $13,550        $994                   $14,544
11/96     16.62      $13,850      $1,016                   $14,866
12/96     16.91      $14,092      $1,234                   $15,326
01/97     17.67      $14,725      $1,290                   $16,015
02/97     16.64      $13,867      $1,215                   $15,082
03/97     15.99      $13,325      $1,168                   $14,493
04/97     15.93      $13,275      $1,163                   $14,438
05/97     17.73      $14,775      $1,295                   $16,070
06/97     19.00      $15,833      $1,388                   $17,221
07/97     20.06      $16,717      $1,464                   $18,181
08/97     21.04      $17,533      $1,537                   $19,070
09/97     22.53      $18,775      $1,645                   $20,420
10/97     21.80      $18,167      $1,591                   $19,758
11/97     21.42      $17,850      $1,564                   $19,414
12/97     20.31      $16,925      $2,547                   $19,472


                                   MICRO CAP

                                  RUSSEL 2000
                                      AVE
                                  12/94-12/97
                        DATE        RETURN         VALUE
                   =======================================
                     Dec-94                       $10,000
                     Jan-95                        $9,874
                     Feb-95                       $10,285
                     Mar-95                       $10,462
                     Apr-95                       $10,694
                     May-95                       $10,878
                     Jun-95                       $11,443
                     Jul-95                       $12,102
                     Aug-95                       $12,352
                     Sep-95                       $12,573
                     Oct-95                       $12,010
                     Nov-95                       $12,515
                     Dec-95                       $12,845
                     Jan-96                       $12,831
                     Feb-96                       $13,231
                     Mar-96                       $13,501
                     Apr-96                       $14,222
                     May-96                       $14,783
                     Jun-96                       $14,176
                     Jul-96                       $12,938
                     Aug-96                       $13,689
                     Sep-96                       $14,224
                     Oct-96                       $14,005
                     Nov-96                       $14,582
                     Dec-96                       $14,964
                     Jan-97                       $15,263
                     Feb-97                       $14,893
                     Mar-97                       $14,190
                     Apr-97                       $14,230
                     May-97                       $15,813
                     Jun-97                       $16,491
                     Jul-97                       $17,258
                     Aug-97                       $17,653
                     Sep-97                       $18,945
                     Oct-97                       $18,113
                     Nov-97                       $17,996
                     Dec-97                       $18,310

              Growth of a $10,000 Investment
12/97         Montgomery Micro Cap Fund                   $19,472
12/97         Russell 2000 Index /1/                      $18,310
12/97         Lipper Micro Cap Funds Average /2/          $20,131

/1/ The Russell 2000 Index is a capitalization-weighted total return index that comprises 2,000 of the smallest-capitalized U.S. domiciled companies whose common stock is traded in the U.S. on NYSE, AMEX and NASDAQ.

/2/ The Lipper Micro Cap Funds Average universe consists of 11 funds.

--------------------
The Montgomery Funds
--------------------
   Micro Cap Fund
--------------------
Portfolio Highlights


              ==================================================
                               TOP TEN HOLDINGS
              --------------------------------------------------
                     (as a percentage of total net assets)

              Cooper Companies, Inc. .......................3.2%
              HA-LO Industries Inc. ........................3.1%
              Moog, Inc., Class A...........................2.9%
              Life RE Corporation...........................2.9%
              Manitowoc Company.............................2.9%
              On Assignment Inc. ...........................2.9%
              Elcor Corporation.............................2.4%
              Applied Power, Inc. ..........................2.2%
              Triangle Pacific Corporation..................2.1%
              Metro Networks Inc. ..........................2.0%


              ==================================================
                              TOP FIVE INDUSTRIES
              --------------------------------------------------
                     (as a percentage of total net assets)

              Machinery and Tools...........................7.5%
              Oilfield Equipment and Services...............6.8%
              Business Services.............................6.4%
              Broadcasting/Advertising......................5.8%
              Building Materials............................5.4%

Q: Were there holdings--or an industry group--that underperformed the market in the last six months of the year?

A: The oil service stocks had tremendous price performance from June 1997 through October 1997 and then corrected sharply, giving back most of that performance during November and December. The stocks we own in this sector include Varco International, R&B Falcon Corporation (formerly named Falcon Drilling prior to merging with Reading & Bates) and Pride International. Even taking into account the correction, our returns on these stocks range from two to eight times our original investment.

These stocks have corrected as the price of crude oil has dropped heavily during the past few months. The fear is that with lower crude prices, it will be less economical for the large oil companies, the customers of the oil service companies, to drill for as much oil as was expected, and therefore they will reduce their capital spending. The budgets of these large oil companies, however, are based on price estimates of crude oil over a much longer period of time than a few months. The technology for finding oil has advanced so that it is much less expensive to locate oil than it used to be. In addition, there remains a limited supply of rigs and equipment, thus the supply and demand characteristics of these companies remain favorable. Talking with the management of the companies whose stocks we own reveals that they have not experienced any delays, cancellations or pricing pressure from their customers. We continue to closely monitor the fundamentals of these companies.

Q: Has the Micro Cap Fund's strategy changed?

A: As it has since its inception, the Fund's strategy continues to be centered on our stock selection process, which seeks to identify good, micro-cap growth companies with improving business fundamentals that are trading at reasonable valuations before that potential is fully recognized by the market. We seek companies that will not always be micro-cap but that have the potential to become large, successful companies providing superior returns. We use a quantitative screening process to uncover companies with improving growth; then we perform rigorous fundamental analysis to determine the validity and sustainability of the company's prospects. Finally, we apply valuation criteria to determine if this good growth company is a good investment. Only after a stock meets all three steps of our process do we invest in it. We continually subject the stocks in our portfolio to the same process that got them there in the first place. If they no longer meet all three steps of the process, we trim or sell the position. We have a Fund composed of what we believe are good growth companies with solid business fundamentals trading at reasonable valuations, which we think will be good investments over the coming year.

Q: Why is now a good time to be invested in the Micro Cap Fund?

A: During 1997 the returns of the largest-cap stocks far exceeded those of the small-caps, causing a significant valuation disparity between the two groups. In addition, the small-cap companies are more domestically driven and thus are far less impacted by the Asian economic crisis than the large multinationals. The smallest-cap stocks, such as those in the Micro Cap Fund, we believe offer the best combination of growth and value in the market and therefore provide an opportunity for tremendous upside potential.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                               Micro Cap Fund
                                                           ---------------------
                                                           I n v e s t m e n t s


P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 88.9%

       Shares                                                    Value(Note 1)
Aerospace and Defense -- 2.9%

      310,100  Moog, Inc., Class A+............................. $ 10,834,118

Air Freight Courier -- 1.0%

       97,000  Expeditors International of
               Washington, Inc..................................    3,776,938

Apparel and Textiles -- 4.4%

      110,000  Oxford Industries Inc............................    3,575,000
      130,000  Interface, Inc...................................    3,745,625
      150,730  Pillowtex Corporation(**)........................    5,256,709
       88,000  St. John Knits Inc...............................    3,520,000
                                                                   ----------
                                                                   16,097,334

Auto/Auto Parts -- 1.3%

      200,000  Donnelly Corporation.............................    3,362,500
      146,900  Sonic Automotive Inc.+...........................    1,413,913
                                                                    ---------
                                                                    4,776,413

Banks -- 1.5%

      110,000  Bank United Corporation, Class A.................    5,410,625

Basic Materials-Chemicals -- 2.4%

      290,300  Brunswick Technologies Inc.+.....................    4,227,493
      225,000  Furon Company....................................    4,696,875
                                                                    ---------
                                                                    8,924,368

Broadcasting/Advertising -- 5.8%

      127,900  Ackerley Group Inc...............................    2,166,306
      445,000  HA-LO Industries Inc.+...........................   11,570,000
      225,000  Metro Networks Inc.**+...........................    7,509,375
       10,000  TMP Worldwide+...................................      228,750
                                                                   ----------
                                                                   21,474,431

Building Materials -- 5.4%

      373,200  Elcor Corporation................................    8,956,800
       51,000  NCI Building Systems, Inc.+......................    1,804,125
       91,000  Republic Group Inc...............................    1,490,125
      222,500  Triangle Pacific Corporation+....................    7,551,093
                                                                   ----------
                                                                   19,802,143

Business Services -- 6.4%

      106,500  Bell & Howell Company+...........................    2,575,968
       58,000  Hall Kinion & Associates+........................    1,279,625
      158,900  Maximus, Inc.+...................................    3,843,394
      400,900  On Assignment Inc.+..............................   10,523,625
      112,000  Personnel Group of America Inc.+.................    3,696,000
       90,000  SOS Staffing+....................................    1,710,000
                                                                   ----------
                                                                   23,628,612

Computers and Office Equipment -- 2.6%

      182,000  Computer Products Inc.(**)+......................    4,134,812
      123,000  MICROS Systems, Inc.+............................    5,611,875
                                                                    ---------
                                                                    9,746,687

Consumer Services -- 0.6%

       98,900  Equity Corporation International+................    2,287,062

Containers and Packaging -- 1.2%

      173,000  Continental Can Inc.+............................    4,346,625

Electrical Equipment -- 0.9%

      143,000  Giga-Tronics Inc.+...............................    1,374,141
      101,700  Woodhead Industries, Inc.........................    1,894,163
                                                                    ---------
                                                                    3,268,304

Electronics -- 3.8%

      101,100  Cubic Corporation................................    3,311,025
       67,900  Genrad, Inc.+....................................    2,049,731
      160,000  Kollmorgen Corporation...........................    2,930,000
      375,000  Plexus Corporation+..............................    5,601,563
                                                                   ----------
                                                                   13,892,319

Food and Beverage -- 4.8%

       40,000  Berringer Wine Estates+..........................    1,520,000
      180,000  Dominick's Supermarkets, Inc.**+.................    6,570,000
      155,000  Nature's Sunshine Products, Inc..................    4,068,750
       90,950  Suiza Foods Corporation+.........................    5,417,209
                                                                   ----------
                                                                   17,575,959

Glass -- 0.5%

       50,000  Libbey, Inc......................................    1,893,750

Health Care Services -- 0.1%

       20,000  Diagnostic Health Services Inc.+.................      233,125

Heavy Construction -- 1.0%

      158,000  Granite Construction, Inc........................    3,634,000

Insurance -- 5.3%

      148,000  Amerin Corporation+..............................    4,181,000
      163,000  Life RE Corporation..............................   10,625,563
      223,000  Penn-America Group Inc...........................    4,557,563
                                                                   ----------
                                                                   19,364,126

Leisure Time -- 0.6%

       95,000  Cannondale Corporation**+........................    2,090,000

Machinery and Tools -- 7.5%

      115,000  Applied Power, Inc., Class A.....................    7,935,000
      156,000  Chart Industries, Inc............................    3,558,750
       90,000  DT Industries, Inc...............................    3,071,250
      100,000  II-VI Inc.+......................................    2,375,000
      325,000  Manitowoc Company................................   10,562,500
                                                                   ----------
                                                                   27,502,500

Medical Products -- 5.3%

      290,000  Cooper Companies, Inc.+..........................   11,853,750
      350,000  Graham Field Health Products+....................    5,840,625
      107,700  Physio-Control International Corporation +.......    1,709,738
                                                                   ----------
                                                                   19,404,113

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
  Micro Cap Fund
---------------------
I n v e s t m e n t s


COMMON STOCKS - continued

      Shares                                                     Value(Note 1)

Metals and Mining - 1.7%

      127,600  Encore Wire Corporation+......................... $  3,931,675
      160,500  Lindberg Corporation.............................    2,347,312
                                                                    ---------
                                                                    6,278,987

Oil - 1.0%

      400,000  Unit Corporation+................................    3,850,000

Oilfield Equipment and Services - 6.8%

      175,000  Key Energy Group, Inc.+..........................    3,795,313
      105,000  Lufkin Industries Inc............................    3,740,625
      244,500  Pride International Inc.+........................    6,173,625
      144,800  R&B Falcon Corp.**+..............................    5,077,050
      290,000  Varco International Inc.+........................    6,216,875
                                                                   ----------
                                                                   25,003,488

Photography - 0.8%

      160,000  X-Rite Inc.......................................    2,935,000

Pollution Control - 0.7%

      250,000  American Eco Corporation**+......................    2,695,312

Pulp and Paper - 0.4%

       75,000  Fibermark, Inc.+.................................    1,612,500

Real-Estate Investment Trust - 1.0%

       66,300  Starwood Lodging Trust**.........................    3,837,113

Restaurants - 1.0%

      220,788  Consolidated Products, Inc.......................    3,615,395

Retail Trade - 3.4%

      105,000  Ethan Allen Interiors Inc........................    4,049,062
      756,000  Filene's Basement Corporation+...................    3,047,625
      125,000  Linen 'N Things, Inc.+...........................    5,453,125
                                                                   ----------
                                                                   12,549,812

Semiconductors - 1.0%

       70,000  Cymer Inc.+......................................    1,052,187
      207,500  International Rectifier Corporation+.............    2,451,094
                                                                    ---------
                                                                    3,502,281

Software Systems - 2.8%

      160,750  Boole and Babbage, Inc.+.........................    4,822,500
      135,000  Henry (Jack) & Associates........................    3,729,375
       62,000  Kronos, Inc.+....................................    1,910,375
                                                                   ----------
                                                                   10,462,250

Specialty Chemicals - 1.2%

      203,500  Tetra Technologies, Inc.+........................    4,286,219

Telecommunications Equipment - 0.4%

      153,000  Harmonic Lightwaves, Inc.(**)+...................    1,673,438

Trucking - 1.4%

      155,000  Swift Transportation Company Inc.+...............    5,047,188


TOTAL COMMON STOCKS

(Cost $212,245,656)............................................. $327,313,535
                                                                  -----------

REPURCHASE AGREEMENTS - 11.7%

Principal Amount

$21,581,000     Agreement with Bear Stearns, Tri-Party,
                6.850% dated 12/31/97, to be repurchased at
                $21,589,213 on 01/02/98, collateralized by
                $22,479,876 market value of U.S. government
                securities, having various maturities and
                various interest rates..........................   21,581,000

 21,581,000     Agreement with Nomura Securities, Tri-Party,
                6.900% dated 12/31/97, to be repurchased at
                $21,589,273 on 01/02/98, collateralized by
                $22,012,620 market value of U.S. government
                securities, having various maturities and
                various interest rates..........................   21,581,000
                                                                   ----------


TOTAL REPURCHASE AGREEMENTS
(Cost $43,162,000)..............................................   43,162,000
                                                                   ----------

TOTAL INVESTMENTS - 100.6%
(Cost $255,407,656*)............................................  370,475,535

OTHER ASSETS AND LIABILITIES - (0.6%)
(Net)...........................................................   (2,391,667)
                                                                   ----------

NET ASSETS - 100.0%............................................. $368,083,868
                                                                  ===========

*   Aggregate cost for federal tax purposes.

** Securities on loan at December 31, 1997, which have an aggregate market value of $16,287,518, represent 4.4% of the total net assets of the Fund (see note 5 to Financial Statements).

+   Non-income producing security.

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Equity Income Fund
                                                            --------------------
                                                              P o r t f o l i o
                                                             H i g h l i g h t s

                                                                 (unaudited)

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform over the second half of 1997?

A: The Fund beat the unmanaged S&P 500 Index, which has been a very difficult benchmark to outperform over the past few years. The Fund gained 11.43% during the second half, whereas the S&P returned 10.59%.

Q: What factors contributed most to the Fund's outperformance?

A: As we mentioned in the previous shareholder report, we have kept the Fund defensively positioned for some time. About 30% of the portfolio is devoted to utilities, a stake composed mainly of electricity generators/distributors but which also includes some telephone and natural-gas utilities. We also have a fairly large share of consumer nondurables stocks. That segment includes food manufacturers such as General Mills, Heinz and McCormick (the spice maker), as well as Rubbermaid and a few pharmaceutical companies.

These defensive stocks put the Fund at somewhat of a disadvantage during the first half of 1997. Over much of that period, investors favored companies that they believed might be able to deliver very strong, if somewhat unpredictable, earnings. That's why technology stocks, for example, were so popular in the first part of 1997.

That sentiment began to dissolve in the second half, however. Asia's slowdown threw a wrench into the earnings expectations for many growth-oriented and cyclical stocks. In their place, investors gained a new appreciation for companies that have a history of delivering consistent, if more sedate, earnings. The Fund's defensive positions gave it an advantage in this "flight to quality."

Q: Were there any disappointments?

A: Over the second half, the near-term outlook for oil companies became a little cloudy. Not only did OPEC increase its production quotas, but there was also speculation that the United Nations might allow Iraq to resume oil exports in exchange for humanitarian aid. The potential for heavier supply depressed the price of crude oil and, in turn, most oil-related stocks (including our holdings in Amoco and Chevron, among others).

Other commodity and basic-materials stocks also fell on hard times in the second half. The problem for many of them was potentially lower demand, rather than heavier supply. Investors lost confidence in paper manufacturers like Weyerhaeuser and International Paper, for instance, because Asia's slowdown is likely to curtail the region's demand for paper and forest products.

Q: You've said in the past that your goal is to invest in companies with attractive relative dividend yields, among other qualities. Isn't that a difficult strategy to execute now, given the market's low dividend yield?

A: We actually use two relative-yield benchmarks whenever we research a potential holding: a stock's current dividend yield relative to its own historical dividend yield and relative to market averages. If we used only the first criterion, it would be difficult to find attractive candidates right now. The market's lengthy rally has pushed down

                  ===========================================
                             PORTFOLIO MANAGEMENT
                  -------------------------------------------
                  John H. Brown, CFA.................. Senior
                                            Portfolio Manager

                  ===========================================
                               FUND  PERFORMANCE
                  -------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
                  -------------------------------------------
                         Montgomery Equity Income Fund
                  Since inception (9/30/94)........... 23.74%
                  One year............................ 26.10%
                  Three years......................... 26.35%
                  -------------------------------------------
                                 S&P 500 Index
                  Since 9/30/94....................... 28.42%
                  One year............................ 33.35%
                  Three years......................... 31.13%
                  -------------------------------------------
                  Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


                        Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY EQUITY INCOME(R)
Initial Investmment:    $10,000         Period: 09/30/94 - 12/97

                     Growth of        Value of          Growth of
                     Initial          Reinvested        Investment with
Date        NAV      Investment       Distributions     Distributions Reinvested
09/30/94   12.00       $10,000              $0              $10,000
09/94      12.00       $10,000              $0              $10,000
10/94      12.10       $10,083              $0              $10,083
11/94      11.79        $9,825              $0               $9,825
12/94      11.77        $9,808             $99               $9,907
01/95      12.28       $10,233            $103              $10,336
02/95      12.59       $10,492            $105              $10,597
03/95      12.78       $10,650            $174              $10,824
04/95      13.02       $10,850            $178              $11,028
05/95      13.45       $11,208            $184              $11,392
06/95      13.38       $11,150            $276              $11,426
07/95      13.54       $11,283            $279              $11,562
08/95      13.75       $11,458            $284              $11,742
09/95      14.28       $11,900            $380              $12,280
10/95      14.28       $11,900            $380              $12,280
11/95      15.00       $12,500            $399              $12,899
12/95      15.36       $12,800            $592              $13,392
01/96      15.61       $13,008            $602              $13,610
02/96      15.72       $13,100            $605              $13,705
03/96      15.70       $13,083            $701              $13,784
04/96      15.75       $13,125            $703              $13,828
05/96      16.02       $13,350            $715              $14,065
06/96      16.09       $13,408            $824              $14,232
07/96      15.64       $13,033            $801              $13,834
08/96      15.95       $13,292            $816              $14,108
09/96      16.44       $13,700            $939              $14,639
10/96      15.59       $12,992          $2,134              $15,126
11/96      16.52       $13,767          $2,261              $16,028
12/96      16.04       $13,367          $2,481              $15,848
01/97      16.37       $13,642          $2,532              $16,174
02/97      16.87       $14,058          $2,610              $16,668
03/97      16.33       $13,608          $2,624              $16,232
04/97      16.61       $13,842          $2,669              $16,511
05/97      17.46       $14,550          $2,806              $17,356
06/97      17.91       $14,925          $3,010              $17,935
07/97      18.91       $15,758          $3,178              $18,936
08/97      18.26       $15,217          $3,068              $18,285
09/97      19.01       $15,842          $3,306              $19,148
10/97      18.28       $15,233          $3,179              $18,412
11/97      19.29       $16,075          $3,355              $19,430
12/97      17.78       $14,817          $5,167              $19,984


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

             EQUITY INCOME                       EQUITY INCOME

                 LIPPER
             EQUITY INCOME                           S&P 500
                  AVE                                  AVE
               9/94-12/97                          9/94-12/97
       DATE      RETURN     VALUE         DATE       RETURN       VALUE
     =====================================================================
      Sep-94                $10,000       Sep-94                 $10,000
      Oct-94                $10,060       Oct-94                 $10,224
      Nov-94                 $9,680       Nov-94                  $9,852
      Dec-94                 $9,753       Dec-94                  $9,998
      Jan-95                 $9,938       Jan-95                 $10,257
      Feb-95                $10,268       Feb-95                 $10,657
      Mar-95                $10,519       Mar-95                 $10,971
      Apr-95                $10,759       Apr-95                 $11,294
      May-95                $11,088       May-95                 $11,744
      Jun-95                $11,226       Jun-95                 $12,017
      Jul-95                $11,524       Jul-95                 $12,415
      Aug-95                $11,640       Aug-95                 $12,446
      Sep-95                $12,025       Sep-95                 $12,971
      Oct-95                $11,898       Oct-95                 $12,924
      Nov-95                $12,420       Nov-95                 $13,491
      Dec-95                $12,725       Dec-95                 $13,751
      Jan-96                $13,033       Jan-96                 $14,219
      Feb-96                $13,151       Feb-96                 $14,351
      Mar-96                $13,322       Mar-96                 $14,489
      Apr-96                $13,465       Apr-96                 $14,702
      May-96                $13,679       May-96                 $15,081
      Jun-96                $13,698       Jun-96                 $15,138
      Jul-96                $13,211       Jul-96                 $14,470
      Aug-96                $13,559       Aug-96                 $14,776
      Sep-96                $14,083       Sep-96                 $15,607
      Oct-96                $14,414       Oct-96                 $16,037
      Nov-96                $15,230       Nov-96                 $17,248
      Dec-96                $15,146       Dec-96                 $16,906
      Jan-97                $15,717       Jan-97                 $17,962
      Feb-97                $15,904       Feb-97                 $18,103
      Mar-97                $15,422       Mar-97                 $17,361
      Apr-97                $15,885       Apr-97                 $18,396
      May-97                $16,794       May-97                 $19,521
      Jun-97                $17,421       Jun-97                 $20,388
      Jul-97                $18,548       Jul-97                 $22,010
      Aug-97                $17,988       Aug-97                 $20,778
      Sep-97                $18,880       Sep-97                 $21,916
      Oct-97                $18,294       Oct-97                 $21,184
      Nov-97                $18,870       Nov-97                 $22,164
      Dec-97                $19,318       Dec-97                 $22,545

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Equity Income Funds Average universe consists of 111 funds.

--------------------
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------

    Investments


                   =========================================

                                TOP TEN HOLDINGS
                   -----------------------------------------
                      (as a percentage of total net assets)

                   GTE Corporation..................... 3.3%
                   Ameritech Corporation............... 2.9%
                   Bell Atlantic Corporation........... 2.9%
                   Anheuser-Busch Companies, Inc....... 2.8%
                   Genuine Parts Company............... 2.6%
                   UST Inc............................. 2.5%
                   Penney (J.C.) Company, Inc.......... 2.5%
                   SAFECO Corporation.................. 2.3%
                   Phillips Petroleum Company.......... 2.3%
                   Morgan (J.P.) & Company, Inc........ 2.3%


                   =========================================

                              TOP FIVE INDUSTRIES
                   -----------------------------------------
                      (as a percentage of total net assets)

                   Electric Utilities..................13.3%
                   Oil................................. 9.2%
                   Food and Beverage................... 8.5%
                   Telephone/Regional-Local............ 6.8%
                   Insurance........................... 6.7%


the dividend yields of most stocks relative to their historical levels. We are still able to find stocks that we believe offer attractive dividend yields relative to market averages, though. In fact, at the end of 1997 the Equity Income portfolio had a dividend yield of roughly 3.1%, versus 1.6% for the S&P 500.

We disagree with pundits who say that dividends are no longer relevant in today's market. Looking for attractive relative yields often leads us to fundamentally healthy companies whose shares we believe are undervalued. We're not alone in thinking that, nor in believing that a company's dividend policy can give clues to what kind of earnings its management is expecting down the road. In other words, we assume that a firm's ability to pay a consistently solid dividend is a sign that it may remain in solid financial shape over the long term.

Q: Have you made any major changes to the portfolio recently?

A: We think patience is a virtue when it comes to investing, so we rarely make dramatic shifts in the portfolio. Our average holding period for a stock is about three years. We also get to know each company inside and out before we add it to our portfolio, with the goal of avoiding any unpleasant surprises. That helps to minimize the Fund's turnover.

Q: What's your outlook for the U.S. stock market in 1998?

A: We expect to see an ongoing lack of consensus about where the economy is heading. The uncertainty could add momentum to the flight to quality, which may continue to benefit our portfolio. We'll keep looking for companies that we believe have a stable profit stream, a clean balance sheet and a strong competitive position, among other signs of strength. If the economy moderates somewhat, we think investors will begin to appreciate these companies much more than they have in a long time.

P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS - 95.2%

Shares                                             Value (Note 1)
Auto/Auto Parts - 2.6%
 34,000            Genuine Parts Company.......... $   1,153,875

Banks/Savings and Loans - 5.8%
 13,000            First Union Corporation........        666,250
  9,000            Morgan (J.P.) & Company Inc....      1,015,875
  7,000            National City Corporation......        460,250
  5,000            Wachovia Corporation...........        405,625
                                                          -------
                                                        2,548,000
Building Materials - 0.9%
  8,000            Masco Corporation..............        407,000

Business Services - 1.0%
 21,000            Pall Corporation...............        434,438

Chemicals - 5.5%
 13,000            Betzdearborn, Inc..............        793,812
  8,000            Dow Chemical Company...........        812,000
 21,000            Nalco Chemical Company.........        830,812
                                                          -------
                                                        2,436,624
Computers and Office Equipment - 1.0%
  5,000            Pitney Bowes Inc..............         449,688

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                             Equity Income Fund
                                                            --------------------

                                                                Investments



COMMON STOCKS - continued

  Shares                                                         Value (Note 1)
Electric Utilities - 13.3%
 26,000                   Baltimore Gas & Electric Company.......$       885,625
  8,000                   Duke Energy Corporation................        443,000
 16,000                   Florida Progress Corporation...........        628,000
 26,000                   PacifiCorp.............................        710,125
 22,000                   SCANA Corporation......................        658,625
 20,000                   Teco Energy Inc........................        562,500
 20,000                   Union Electric Company.................        865,000
 15,000                   Western Resources, Inc.................        645,000
 15,000                   Wisconsin Energy Corporation...........        431,250
                                                                         -------
                                                                       5,829,125
Electrical Equipment - 4.8%
 10,000                   AMP, Inc..............................         420,000
 11,000                   Emerson Electric Company..............         620,812
 10,000                   General Signal Corporation............         421,875
 13,000                   Hubbell Inc., Class B.................         641,062
                                                                         -------
                                                                       2,103,749
Food and Beverage - 8.5%
 28,000                   Anheuser-Busch Companies Inc...........      1,232,000
 14,000                   General Mills Inc......................      1,002,750
 17,000                   Heinz (H.J.) Company...................        863,812
 23,000                   McCormick & Company, Inc.,
                          Non-Voting Shares......................        645,438
                                                                         -------
                                                                       3,744,000
Gas Utilities - 3.0%
 11,000                   Consolidated Natural Gas Company.......        665,500
 15,000                   Questar Corporation....................        669,375
                                                                         -------
                                                                       1,334,875
Household Products - 1.9%
 34,000                   Rubbermaid, Inc........................        850,000

Insurance - 6.7%
  8,000                   American General Corporation...........        432,500
  9,000                   Marsh & McLennan Companies.............        671,062
 21,000                   SAFECO Corporation.....................      1,022,438
 10,000                   St. Paul Companies, Inc................        820,625
                                                                         -------
                                                                       2,946,625
Leisure Time - 1.0%
 10,000                   Fleetwood Enterprises, Inc.............        424,375

Machinery and Tools - 1.7%
 15,000                   Cooper Industries Inc..................        735,000

Newspapers/Publishing - 1.0%
  6,000                   McGraw-Hill Companies, Inc.............        444,000

Oil - 9.2%
 11,000                   Amoco Corporation......................        936,375
 12,000                   Atlantic Richfield Company.............        961,500
  5,000                   Chevron Corporation....................        385,000
  9,000                   Dresser Industries Inc.................        377,437
  6,000                   Exxon Corporation......................        367,125
 21,000                   Phillips Petroleum Company.............      1,021,125
                                                                       ---------
                                                                       4,048,562

Pharmacy/Drugs - 2.5%
  6,000                   American Home Products Corporation.....$       459,000
 18,000                   Pharmacia & Upjohn, Inc................        659,250
                                                                         -------
                                                                       1,118,250
Pulp and Paper - 4.1%
  8,000                   International Paper Company............        345,000
 10,000                   Kimberly-Clark Corporation.............        493,125
  4,000                   Union Camp Corporation.................        214,750
 15,000                   Weyerhaeuser Company...................        735,938
                                                                         -------
                                                                       1,788,813
Railroads - 1.5%
 22,000                   Norfolk Southern Corporation...........        677,875

Retail Trade - 4.1%
 13,000                   May Department Stores Company..........        684,938
 18,000                   Penney (J.C.) Company, Inc.............      1,085,625
                                                                       ---------
                                                                       1,770,563
Telephone/Long Distance - 1.0%
  7,000                   AT&T Corporation.......................        428,750

Telephone/Regional-Local - 6.8%
 16,000                   Ameritech Corporation..................      1,288,000
 14,000                   Bell Atlantic Corporation..............      1,274,000
  8,000                   BellSouth Corporation..................        450,500
                                                                         -------
                                                                       3,012,500
Telephone/Networks - 3.3%
 28,000                   GTE Corporation........................      1,463,000

Tobacco - 4.0%
 14,000                   Philip Morris Companies Inc............        634,375
 30,000                   UST Inc................................      1,108,125
                                                                       ---------
                                                                       1,742,500
TOTAL COMMON STOCKS
(Cost $35,804,550)                                                    41,892,187
                                                                      ----------

REPURCHASE AGREEMENT - 6.1%
(Cost $2,681,000)
Principal Amount
$2,681,000                Agreement with Bear Stearns, Tri-Party,
                          6.850% dated 12/31/97, to be repurchased
                          at $2,682,020 on 01/02/98, collateralized
                          by $2,792,667 market value of U.S. government
                          securities, having various maturities and
                          various interest rates.................      2,681,000
                                                                       ---------

TOTAL INVESTMENTS - 101.3%
(Cost $38,485,550*)..............................................     44,573,187

OTHER ASSETS AND LIABILITIES - (1.3%)
(Net)............................................................      (582,594)
                                                                        -------
NET ASSETS - 100.0%..............................................$    43,990,593

* Aggregate cost for federal tax purposes.

The accompanying notes are an integral part of these unancial statements.

--------------------
The Montgomery Funds
--------------------


International Growth Fund
-------------------------
Portfolio Highlights

   (Unaudited)

                             ====================

                             PORTFOLIO MANAGEMENT
                             --------------------

                John D. Boich, CFA.... Senior Portfolio Manager

                Oscar A. Castro, CFA.................... Senior
                                              Portfolio Manager

                               ================

                               FUND PERFORMANCE
                               ----------------

                         Average annual total returns
                         for the period ended 12/31/97
                -----------------------------------------------
                                  Montgomery
                           International Growth Fund

                Since inception (7/3/95)................. 17.18%

                One year................................. 10.15%

                ------------------------------------------------
                                MSCI EAFE Index

                Since 6/30/95............................. 6.48%

                One year.................................. 1.78%

                ------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY INT'L GROWTH(R)
Initial Investment:    $10,000      Period: 07/03/95 - 12/97

                              Growth of       Value of           Growth of
                              Initial         Reinvested         Investment with
Date             NAV          Investment      Distributions      Distributions Reinvested
07/03/95        12.00           $ 10,000            $     0            $ 10,000
07/95           12.10           $ 10,083            $     0            $ 10,083
08/95           12.07           $ 10,058            $     0            $ 10,058
09/95           12.50           $ 10,417            $     0            $ 10,417
10/95           12.81           $ 10,675            $     0            $ 10,675
11/95           12.94           $ 10,783            $     0            $ 10,783
12/95           13.37           $ 11,142            $     0            $ 11,142
01/96           13.67           $ 11,392            $     0            $ 11,392
02/96           13.94           $ 11,617            $     0            $ 11,617
03/96           14.21           $ 11,842            $     0            $ 11,842
04/96           15.12           $ 12,600            $     0            $ 12,600
05/96           15.51           $ 12,925            $     0            $ 12,925
06/96           15.31           $ 12,758            $     0            $ 12,758
07/96           14.62           $ 12,183            $     0            $ 12,183
08/96           15.00           $ 12,500            $     0            $ 12,500
09/96           15.26           $ 12,717            $     0            $ 12,717
10/96           13.61           $ 11,342            $ 1,395            $ 12,737
11/96           14.34           $ 11,950            $ 1,470            $ 13,420
12/96           14.40           $ 12,000            $ 1,477            $ 13,477
01/97           14.69           $ 12,242            $ 1,506            $ 13,748
02/97           14.62           $ 12,138            $ 1,500            $ 13,683
03/97           14.67           $ 12,225            $ 1,505            $ 13,730
04/97           14.68           $ 12,233            $ 1,506            $ 13,739
05/97           15.57           $ 12,975            $ 1,597            $ 14,572
06/97           16.25           $ 13,542            $ 1,666            $ 15,208
07/97           16.78           $ 13,983            $ 1,721            $ 15,704
08/97           15.92           $ 13,267            $ 1,632            $ 14,899
09/97           16.87           $ 14,058            $ 1,731            $ 15,789
10/97           15.57           $ 12,975            $ 1,597            $ 14,572
11/97           15.76           $ 13,133            $ 1,617            $ 14,750
12/97           14.76           $ 12,300            $ 2,545            $ 14,845


              INDEX HYPOTHETICAL GROWTH FOR 10,000

 INTERNATIONAL GROWTH                     INTERNATIONAL GROWTH

            LIPPER
        INTERNATIONAL                         MSCI EAFE IX ND
             AVE                                    AVE
         6/95-12/97                             6/95-12/97
 DATE      RETURN     VALUE             DATE      RETURN    VALUE
-----------------------------------------------------------------
Jun-95              $ 10,000            Jun-95           $ 10,000
Jul-95              $ 10,533            Jul-95           $ 10,623
Aug-95              $ 10,335            Aug-95           $ 10,217
Sep-95              $ 10,487            Sep-95           $ 10,417
Oct-95              $ 10,274            Oct-95           $ 10,137
Nov-95              $ 10,384            Nov-95           $ 10,419
Dec-95              $ 10,699            Dec-95           $ 10,839
Jan-96              $ 10,939            Jan-96           $ 10,883
Feb-96              $ 10,984            Feb-96           $ 10,920
Mar-96              $ 11,174            Mar-96           $ 11,152
Apr-96              $ 11,533            Apr-96           $ 11,476
May-96              $ 11,498            May-96           $ 11,265
Jun-96              $ 11,577            Jun-96           $ 11,328
Jul-96              $ 11,141            Jul-96           $ 10,997
Aug-96              $ 11,266            Aug-96           $ 11,021
Sep-96              $ 11,508            Sep-96           $ 11,314
Oct-96              $ 11,425            Oct-96           $ 11,198
Nov-96              $ 11,909            Nov-96           $ 11,644
Dec-96              $ 11,950            Dec-96           $ 11,494
Jan-97              $ 11,907            Jan-97           $ 11,092
Feb-97              $ 12,063            Feb-97           $ 11,273
Mar-97              $ 12,091            Mar-97           $ 11,314
Apr-97              $ 12,109            Apr-97           $ 11,374
May-97              $ 12,827            May-97           $ 12,114
Jun-97              $ 13,426            Jun-97           $ 12,782
Jul-97              $ 13,802            Jul-97           $ 12,989
Aug-97              $ 12,793            Aug-97           $ 12,019
Sep-97              $ 13,589            Sep-97           $ 12,692
Oct-97              $ 12,549            Oct-97           $ 11,717
Nov-97              $ 12,423            Nov-97           $ 11,597
Dec-97              $ 12,519            Dec-97           $ 11,698

/1/ The Morgan Stanley Capital International EAFE Index is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

/2/ The Lipper International Funds Average universe consists of 292 funds.


 I N V E S T M E N T   R E V I E W

 Q: How did the Fund perform from July 1 through December 31, 1997?

 A: The Fund gained six percentage points more than its benchmark, the MSCI EAFE Index. It also led the index in 1997, with a gain of 10.2% to EAFE's 1.8%.

 Q: What factors helped the Fund outperform its benchmark?

 A: The Fund's underexposure to Japan paid off in the second half of 1997, when that market faltered. We haven't found many Japanese companies that we consider attractive from a bottom-up perspective, and have kept the portfolio underweighted there relative to our EAFE benchmark for a while. As of July 1, the Fund had just 14.2% of its assets in Japan, compared with an index weighting of roughly 25%. Earlier in the year, investors had been pessimistic about Japan's economy. The sentiment grew even more gloomy later on, as investors became concerned about Japan's links to developing Asian economies such as Indonesia.

 The Fund also benefited from our stock selection in Europe during the turbulent fourth quarter. One of our U.K. holdings, Amvescap, gained 26.3% over that period while the MSCI U.K. Index inched up just 0.3% in U.S. dollar terms. (Amvescap is one of the world's largest investment managers.) Similarly, the MSCI France Index declined 1.3% from October through December, but the Fund profited from such holdings as Atos and Generale des Eaux. Atos, a leading European information-technology provider, gained 21% in the final three months of 1997 while Generale des Eaux, a major infrastructure company, rose 20%.

 Q: Asia's economic crisis dominated headlines in late 1997. What impact do you think it might have on international markets in 1998?

 A: Among international developed markets, we believe that the Asian crisis will have the largest impact on Japan. About 44% of Japan's exports are destined for neighboring Asian countries. So we suspect that slower growth in the region will put pressure on Japan's fragile economy. The late-1997 devaluation of the South Korean won is another obstacle, as Japan has extensive financial interests in South Korea and competes directly with it on the trade front. We expect forecasts for Japan's 1998 GDP growth to decline to the 1.0 to 1.5% range from the current 1.8 to 2.0% range. That does not amount to a disaster for Japan, but it is another thorn in the side of an already ailing economy. That said, we do find some Japanese exporters (such as Sony) attractive.

 We did take advantage of the recent volatility to initiate or add to our position in companies that we believe can stay on a solid footing even if the environment becomes more challenging. We recently increased the Fund's position in Unilever, for example. This multi-national (which is based in the Netherlands but has extensive operations in the United States) makes a huge range of food and other consumer-oriented products. Not only does it have little exposure to Asia, but it has also been restructuring to cut costs. As a result, we believe that it may be a defensive holding if the global economy slows.

                                                                ----------------
                                                                Montgomery Funds
                                                                ----------------

                                                       International Growth Fund
                                                       -------------------------
I  n  v  e  s  t  m  e  n  t  s

 Q: You've said in the past that even though you build the portfolio from the bottom up-by focusing on corporate fundamentals-themes sometimes do emerge. Is that true now?

 A: Yes. We think firms involved in the fee-based asset management business may be attractive long-term investments, as they could benefit from financial deregulation in Europe and other parts of the world. Many investors still overlook this potential and continue to value these companies as traditional banks and insurers. That's allowed us to invest in these firms at prices that we believe are very attractive. We've found some similar dynamics at work in the European utilities industry. Many investors have outdated notions that this sector is a backwater. We, in contrast, see a lot of potential for growth, as European countries deregulate their telecommunications and electricity distribution networks. This is one of the reasons why we have invested in Germany's Viag and the U.K.'s United Utilities, two companies that we believe may emerge as leaders in the newly competitive environment. Deregulation, in fact, is one of the portfolio's overarching themes. It is transforming many industries-from telecommunications to electric utilities, transportation to financial services-in Europe and potentially Japan. We believe that it is creating great opportunities for investors.

 Q: After all the market turmoil in 1997, some market observers have been questioning whether it makes sense to invest overseas. How would you respond to that?

 A: History has shown that over time there is no single stock market that provides consistent leadership. Some rise; others fall. Over the past three years, the U.S. market has risen substantially while others such as Japan have declined. That's something to consider when evaluating international investing. Additionally, many of the forces that have driven the U.S. rally are only now beginning to affect markets in Europe and Asia. Deregulation and corporate restructuring are sweeping across Europe and are soon to be dominant forces in Japan. Having witnessed how these trends boosted U.S. stocks, we're optimistic about similar developments abroad.

                ================================================

                               TOP TEN HOLDINGS
                ------------------------------------------------
                     (as a percentage of total net assets)
                Gucci Group................................ 2.7%
                Reckitt and Coleman PLC.................... 2.6%
                Nokia Corporation AB, Series A............. 2.6%
                Mannesmann AG.............................. 2.6%
                ASM Lithography Holding NV................. 2.5%
                Unilever NV................................ 2.5%
                Glaxo Wellcome PLC......................... 2.4%
                Baer (Julius) Holdings AG-B................ 2.4%
                Axime (Ex Segin)........................... 2.4%
                Telefonica de Espana, ORD.................. 2.4%

                ================================================

                               TOP FIVE COUNTRIES
                ------------------------------------------------
                       (as a percentage of total net assets)
                Great Britain............................. 17.0%
                Japan..................................... 11.7%
                Italy..................................... 10.8%
                Netherlands............................... 10.7%
                France..................................... 9.5%

P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS - 92.9%
   Shares                                                   Value (Note 1)
Australia - 1.5%
   34,204     National Australia Bank, Ltd. (Banks)........ $      477,727

Canada - 1.9%
   26,300     Cognos, Inc.+ (Software Systems).............        606,544

China/Hong Kong - 6.3%
   10,800     HSBC Holdings (Banks)........................        266,202
   14,700     HSBC Holdings-London (Banks).................        376,623
  172,000     New World Development Company
              Ltd. (Conglomerates).........................        594,864
  331,000     New World Infrastructure Ltd.+
              (Heavy Construction).........................        745,380
                                                                   -------
                                                                 1,983,069
Finland - 4.8%
  127,200     Merita PLC+ (Banks)..........................        694,450
   11,520     Nokia Corporation AB, Series A
              (Telecommunications Equipment)...............        817,617
                                                                   -------
                                                                 1,512,067
France - 9.5%
    8,070     AXA S.A. (Insurance).........................        624,285
    5,862     Axime (Ex Segin)+ (Information/
              Business Services)...........................        755,633
    4,783     Eaux (Cie Generale des) (Conglomerates)......        667,395
   11,100     France Telecom S.A.+ (Telephone/Networks)....        402,513
   19,500     Renault S.A.+ (Auto/Auto Parts)..............        548,397
                                                                   -------
                                                                 2,998,223

                                                                              25
The accompanying notes are an integral part of these financial statements.

----------------
Montgomery Funds
----------------
International Growth Fund
-------------------------
I  n  v  e  s  t  m  e  n  t  s


COMMON STOCKS - continued
   Shares                                                   Value (Note 1)
Germany - 8.9%
      520     Axel Springer Verlag, Class A
              (Newspapers/Publishing)...................... $      349,750
   25,000     Deutsche Lufthansa AG+ (Airlines)............        479,433
    1,610     Mannesmann AG (Conglomerates)................        813,502
    3,590     SGL Carbon AG (Metals & Mining)..............        462,968
    1,350     Viag AG (Electric Utilities).................        727,154
                                                                   -------
                                                                 2,832,807
Great Britain - 17.0%
  472,100     Aegis Group, ORD
              (Broadcasting/Advertising)...................        531,117
   84,948     Amvescap PLC+ (Holding)......................        732,450
   32,553     Glaxo Wellcome PLC (Pharmacy/Drugs)..........        769,873
   55,900     National Power PLC, ORD
              (Electric Utilities).........................        550,844
  140,654     Orange PLC+ (Telecommunications/
              Wireless)....................................        609,848
   40,718     Railtrack Group PLC (Railroad)...............        646,663
   52,463     Reckitt and Coleman PLC (Cosmetics
              & Personal Care).............................        822,852
   56,909     United Utilities PLC, ORD (Water Utilities)..        729,023
                                                                   -------
                                                                 5,392,670
Ireland - 2.2%
    3,700     Axogen Ltd. Units+ (Pharmacy/Drugs)..........        147,075
   11,000     Elan Corporation PLC, ADR**+
              (Pharmacy/Drugs).............................        563,063
                                                                   -------
                                                                   710,138
Italy - 10.8%
  500,000     Banca di Roma+ (Banks).......................        504,522
   90,940     Eni SpA (Oil)................................        515,618
   20,740     Gucci Group (Retail Trade)...................        868,488
  130,900     Telecom Italia Mobile SpA (Telephone/
              Wireless)....................................        604,182
  110,600     Telecom Italia SpA+
              (Telephone/Regional-Local)...................        706,490
   51,700     Telecom Italia SpA Risp+
              (Telephone/Regional-Local)...................        227,959
                                                                   -------
                                                                 3,427,259
Japan - 5.4%
    6,300     Advantest Corporation
              (Electrical Equipment).......................        357,105
   60,000     Mori Seiki (Machinery & Tools)...............        620,452
    8,400     Sony Corporation (Electronics)...............        746,381
                                                                   -------
                                                                 1,723,938
Netherlands - 10.7%
   11,800     ASM Lithography Holding N.V.+
              (Electronics Equipment)......................        797,238
   15,200     International Nederlanden Groep N.V.
              (Banks)......................................        640,174
   25,400     Ispat International N.V.+ (Steel)............        549,275
   10,450     Philips Electronics N.V. (Electronics).......        626,680
   12,600     Unilever N.V. (Cosmetics & Personal Care)....        786,713
                                                                   -------
                                                                 3,400,080
Portugal - 2.1%
    6,100     Telecel-Communicacaoes Pessoais S.A.+
              (Telephone/Wireless).........................        649,938
Spain - 2.4%
   26,240     Telefonica de Espana, ORD
              (Telephone/Networks).........................        749,222
Sweden - 3.2%
   12,700     Ericsson (L.M.) Telephone Company,
              Class B (Telecommunications Equipment).......        477,456
   23,900     Sparbanken Sverige AB, Swedbank (Banks)......        543,325
                                                                   -------
                                                                 1,020,781
Switzerland - 6.2%
      412     Baer (Julius) Holdings AG-B
              (Diversified Financial Services).............        763,876
      266     Baloise Holding Ltd.+ (Insurance)............        491,908
      440     Novartis AG (Pharmacy/Drugs).................        713,440
                                                                   -------
                                                                 1,969,224
TOTAL COMMON STOCKS
(Cost $26,905,909).........................................     29,453,687
                                                                ----------
PREFERRED STOCK - 1.8%
(Cost $682,811)
Brazil - 1.8%
4,600,000     Telec de Minas Gerais S.A.
              (Telephone/Regional-Local)...................        581,157
                                                                   -------
CONVERTIBLE BONDS - 6.3%
Principal Amount

Japan - 6.3%
$116,000,000   Asahi Bank, 0.500% due 08/01/07 (Banks).....        668,633
  72,000,000   Sumitomo Bank & Trust,
               0.750% due 05/31/01 (Banks).................        583,225
 100,000,000   Sumitomo Bank & Trust,
               0.500% due 10/01/07*** (Banks)..............        570,663
  30,000,000   Sumitomo Bank & Trust,
               0.500% due 10/01/07 (Banks).................        171,199
                                                                   -------
TOTAL CONVERTIBLE BONDS
(Cost $2,148,177)..........................................      1,993,720
                                                                 ---------
TOTAL INVESTMENTS - 101.0%
(Cost $29,736,897*)........................................     32,028,564

OTHER ASSETS AND LIABILITIES - (1.0%)
(Net)......................................................       (330,962)
                                                                   -------
NET ASSETS - 100%.......................................... $   31,697,602
                                                                ==========
*   Aggregate cost for federal tax purposes.
** Securities on loan at December 31, 1997, which have an aggregate market value of $250,716, represent 0.8% of the total net assets of the Fund (see note 5 to Financial Statements).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 +  Non-income producing security.

Abbreviations:
ADR        American  Depositary Receipt
ORD        Ordinary

The accompanying notes are an integral part of these financial statements.

                                                          --------------------
                                                          The Montgomery Funds

                                                          --------------------
                                                             International
                                                            Small Cap Fund
                                                          --------------------

                                          P o r t f o l i o  H i g h l i g h t s

                                                         (Unaudited)
I N V E S T M E N T   R E V I E W


Q: How did the International Small Cap Fund perform over the latter half of 1997?

A: It outperformed its benchmark, the unmanaged Salomon Smith Barney World Extended (ex-U.S.) Market Index, though both posted a loss. The Fund also outperformed the index over the full-year period, by a margin of nearly six percentage points.

Q: What factors drove that performance?

A: The Asian crisis wreaked havoc on world markets in the late summer and fall, putting international small-cap shares under some pressure. Japanese equities fell steeper into their decline. We have kept the portfolio very light on Japan for several years, but the Fund still had about 18% of its assets there in mid-1997. That exposure worked against us. Largely due to price depreciation, the Fund's weighting in Japan declined to 11.9% by December 31. The Fund also had roughly 5% of its assets in China/Hong Kong, another volatile market during the second half.

These Asian holdings were offset by some of the Fund's European stocks. Its largest holding at year end, a U.K. transportation company called National Express, performed well in the second half. This company has benefited from the United Kingdom's moves to deregulate its transportation system. That trend is occurring in other sectors and countries such as Germany, where another of our large holdings, Vossloh, is based. We have a positive outlook for this firm, which manufactures rail equipment and electrical components; it may profit from deregulation and increased demand for cross-border transportation with the advent of the European Economic & Monetary Union (EMU).

Q: There's been a lot of talk about the "flight to quality" in the U.S. market during the second half. Did the same thing happen overseas?

A: Yes, but it might be more aptly called a "flight to blue chips." In Europe investors favored export-oriented companies and financial services firms over cyclicals, and large-cap stocks over small. We do think investors were somewhat justified in being wary of cyclicals, as Asia's slowdown is likely to reduce demand for basic materials and other cycle-sensitive goods. But we think investors were misguided in applying the same rationale to international small-caps (with the exception of those in Japan). Most European small companies have little or no exposure to Asia, but are instead much more domestically driven. As a result, they may benefit from potentially more-robust economic activity in many European countries this year, despite Asia's slowdown.

In our view it's also mistaken to assume that a "flight to quality" necessarily means a flight from small-caps. We apply the same strategy to finding investments for this Fund as we use for the larger-cap International Growth Fund: It entails looking for companies that exhibit strength and stability through a clean balance sheet, a leading competitive position and capable

               ================================================
                             PORTFOLIO MANAGEMENT
               ------------------------------------------------
               John D. Boich, CFA .... Senior Portfolio Manager

               ================================================
                        F U N D  P E R F O R M A N C E
               ------------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
               ------------------------------------------------
                                  Montgomery
                         International Small Cap Fund

                     Since inception (9/30/93) .... 5.46%
                     One year .................... (0.78%)
                     Three years .................. 8.42%

               ------------------------------------------------
                                MSCI EAFE Index
                     Since 9/30/93 ................. 6.46%
                     One year ...................... 1.78%
                     Three years ................... 6.27%
               ------------------------------------------------
                          Salomon Smith Barney World
                        Extended (ex-U.S.) Market Index
                     Since 9/30/93 ................. 2.51%
                     One year ..................... (6.61%)
                     Three years ..................  1.77%
               ------------------------------------------------
               Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.



                              FIRST DATA INVESTOR SERVICES
                            MUTUAL FUND HYPOTHETICAL ANALYSIS

     MONTGOMERY INT'L SMALL CAP(R)
     Initial Investment:     $10,000      Period: 09/30/93 - 12/97

                                   Growth of           Value of            Growth of
                                   Initial             Reinvested          Investment with
     Date           Nav            Investment          Distributions       Distributions Reinvested
     09/30/93       12.00          $10,000                  $0                  $10,000
     09/93          12.00          $10,000                  $0                  $10,000
     10/93          12.52          $10,433                  $0                  $10,433
     11/93          12.59          $10,492                  $0                  $10,492
     12/93          13.61          $11,342                  $0                  $11,342
     01/94          14.54          $12,117                  $0                  $12,117
     02/94          14.50          $12,083                  $0                  $12,083
     03/94          13.39          $11,158                  $0                  $11,158
     04/94          12.98          $10,817                  $0                  $10,817
     05/94          12.75          $10,625                  $0                  $10,625
     06/94          12.02          $10,017                  $0                  $10,017
     07/94          12.54          $10,450                  $0                  $10,450
     08/94          12.99          $10,825                  $0                  $10,825
     09/94          12.62          $10,517                  $0                  $10,517
     10/94          12.77          $10,662                  $0                  $10,642
     11/94          11.94           $9,950                  $1                   $9,951
     12/94          11.80           $9,833                  $2                   $9,835
     01/95          11.18           $9,317                  $1                   $9,318
     02/95          11.29           $9,408                  $1                   $9,409
     03/95          11.16           $9,300                  $1                   $9,301
     04/95          11.45           $9,542                  $1                   $9,543
     05/95          11.56           $9,633                  $2                   $9,635
     06/95          11.75           $9,792                  $1                   $9,793
     07/95          12.34          $10,283                  $2                  $10,285
     08/95          12.31          $10,258                  $2                  $10,260
     09/95          12.90          $10,750                  $1                  $10,751
     10/95          12.78          $10,650                  $1                  $10,651
     11/95          12.68          $10,567                 $19                  $10,586
     12/95          13.16          $10,967                 $20                  $10,987
     01/96          13.67          $11,392                 $21                  $11,413
     02/96          13.69          $11,408                 $21                  $11,429
     03/96          13.98          $11,650                 $21                  $11,671
     04/96          14.57          $12,142                 $22                  $12,164
     05/96          14.96          $12,467                 $23                  $12,490
     06/96          14.86          $12,383                 $23                  $12,406
     07/96          14.37          $12,975                 $22                  $11,997
     08/96          14.79          $12,325                 $23                  $12,348
     09/96          14.88          $12,400                 $23                  $12,423
     10/96          14.71          $12,258                 $23                  $12,281
     11/96          15.30          $12,750                 $23                  $12,773
     12/96          15.13          $12,608                 $23                  $12,631
     01/97          15.62          $13,017                 $24                  $13,041

------------------------------------------------------------------------------------------------------------------------------------
                                                 FROM               FROM
  1 MONTH                                      INCEPTION          INCEPTION            1 YEAR           3 YEAR           3 YEAR
   RETURN         DATE            VALUE        CUMULATIVE         ANNUALIZED         CUMULATIVE       CUMULATIVE       ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
                 9/30/93        10,000.00
 -0.3600%       10/31/93         9,964.00       -0.3600%
 -8.3700%       11/30/93         9,130.01       -8.6999%
  6.4400%       12/31/93         9,717.99       -2.8201%
  9.9900%        1/31/94        10,688.81        6.8881%
  0.7000%        2/28/94        10,763.63        7.6363%
 -1.6400%        3/31/94        10,587.11        5.8711%
  3.0000%        4/30/94        10,904.72        9.0472%
 -1.4300%        5/31/94        10,748.79        7.4879%
  2.1000%        6/30/94        10,974.51        9.7451%
  1.1400%        7/31/94        11,099.62       10.9962%
  1.0600%        8/31/94        11,217.28       12.1728%
 -2.8600%        9/30/94        10,896.46        8.9646%            8.9646%            8.9646%
  1.8100%       10/31/94        11,093.69       10.9369%           10.0392%           11.3377%
 -6.2400%       11/30/94        10,401.44        4.0144%            3.4299%           13.9258%
  1.3400%       12/31/94        10,540.82        5.4082%            4.2965%            8.4671%
 -3.2500%        1/31/95        10,198.24        1.9824%            1.4791%           -4.5895%
 -1.4600%        2/28/95        10,049.35        0.4935%            0.3488%           -6.6361%
  4.2500%        3/31/95        10,476.45        4.7645%            3.1545%           -1.0453%
  3.0000%        4/30/95        10,790.74        7.9074%            4.9319%           -1.0453%
 -1.7500%        5/31/95        10,601.90        6.0190%            3.5711%           -1.3665%
 -1.2300%        6/30/95        10,471.50        4.7150%            2.6708%           -4.5834%
  5.8300%        7/31/95        11,081.99       10.8199%            5.7652%           -0.1589%
 -2.5300%        8/31/95        10,801.61        8.0161%            4.1027%           -3.7056%
  0.7800%        9/30/95        10,885.87        8.8587%            4.3354%           -0.0972%
 -2.8800%       10/31/95        10,572.35        5.7235%            2.7055%           -4.6994%
  1.0600%       11/30/95        10,684.42        6.8442%            3.1020%            2.7206%
  3.8300%       12/31/95        11,093.63       10.9363%            4.7164%            5.2445%
  1.7800%        1/31/96        11,291.10       12.9110%            5.3334%           10.7161%
  1.5600%        2/29/96        11,467.24       14.6724%            5.8293%           14.1093%
  2.2970%        3/31/96        11,730.64       17.3064%            6.5893%           11.9716%
  5.2588%        4/30/96        12,347.54       23.4754%            8.5044%           14.4271%
 -0.8120%        5/31/96        12,247.27       22.4727%            7.8927%           15.5196%
  0.0130%        6/30/96        12,248.87       22.4887%            7.6532%           16.9734%
 -3.7815%        7/31/96        11,785.68       17.8568%            5.9653%            6.3498%
  1.0143%        8/31/96        11,905.22       19.0522%            6.1531%           10.2170%
  0.5558%        9/30/96        11,971.39       19.7139%            6.1755%            9.9719%         19.7139%         6.1930%
 -0.3928%       10/31/96        11,924.37       19.2437%            8.8657%           12.7882%         19.6745%         6.1813%
  1.6355%       11/30/96        12,119.40       21.1940%            6.2517%           13.4305%         32.7424%         9.9203%
 -1.8394%       12/31/96        11,896.48       18.9648%            5.4803%            7.2370%         22.4171%         6.9878%
 -2.1610%        1/31/97        11,639.40       16.3940%            4.6505%            3.0847%          8.8932%         2.8860%
  1.6800%        2/28/97        11,834.94       18.3494%            5.0548%            3.2065%          9.9530%         3.2103%
 -1.3259%        3/31/97        11,678.01       16.7801%            4.5300%           -0.4487%         10.3041%         3.3200%
 -1.4950%        4/30/97        11,503.43       15.0343%            3.9858%           -6.8362%          5.4903%         1.7959%
  6.4076%        5/31/97        12,240.52       22.4052%            5.6656%           -0.0551%         13.8782%         4.4230%
  2.2608%        6/30/97        12,517.26       25.1726%            6.1690%            2.1911%         14.0575%         4.4778%
  1.5131%        7/31/97        12,706.65       27.0665%            6.4443%            7.8144%         14.4783%         4.6060%
 -4.2700%        8/31/97        12,164.08       21.6408%            5.1238%            2.1743%          8.4406%         2.7354%
  1.7800%        9/30/97        12,380.60       23.8060%            5.4799%            3.4182%         13.6204%         4.3443%
 -3.9500%       10/31/97        11,891.57       18.9157%            4.3293%           -0.2751%          7.1922%         2.3399%
 -4.4600%       11/30/97        11,361.20       13.6120%            3.1078%           -6.2560%          9.2272%         2.9829%
 -2.2100%       12/31/97        11,110.12       11.1012%            2.5050%           -6.6100%          5.4009%         1.7672%

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

              INT'L SMALL CAP FUND                         INT'L SMALL CAP

                    LIPPER
             INTERNATIONAL SMALL CAP                       MSCI EAFE IX ND
                      AVE                                        AVE
                  9/93-12/97                                 9/93-12/97
          DATE        RETURN      VALUE                DATE      RETURN     VALUE
      ------------------------------------------------------------------------------
          Sep-92                  $10,000              Sep-92              $10,000
          Oct-93                  $10,421              Oct-93              $10,308
          Nov-93                  $10,197              Nov-93              $ 9,407
          Dec-93                  $11,145              Dec-93              $10,086
          Jan-94                  $12,063              Jan-94              $10,939
          Feb-94                  $12,106              Feb-94              $10,909
          Mar-94                  $11,534              Mar-94              $10,439
          Apr-94                  $11,662              Apr-94              $10,882
          May-94                  $11,539              May-94              $10,819
          Jun-94                  $11,318              Jun-94              $10,972
          Jul-94                  $11,530              Jul-94              $11,078
          Aug-94                  $11,825              Aug-94              $11,340
          Sep-94                  $11,528              Sep-94              $10,983
          Oct-94                  $11,614              Oct-94              $11,349
          Nov-94                  $10,930              Nov-94              $10,803
          Dec-94                  $10,794              Dec-94              $10,871
          Jan-95                  $10,310              Jan-95              $10,453
          Feb-95                  $10,318              Feb-95              $10,423
          Mar-95                  $10,294              Mar-95              $11,073
          Apr-95                  $10,607              Apr-95              $11,490
          May-95                  $10,688              May-95              $11,353
          Jun-95                  $10,755              Jun-95              $11,154
          Jul-95                  $11,275              Jul-95              $11,848
          Aug-95                  $11,159              Aug-95              $11,396
          Sep-95                  $11,368              Sep-95              $11,619
          Oct-95                  $11,082              Oct-95              $11,307
          Nov-95                  $10,940              Nov-95              $11,621
          Dec-95                  $11,299              Dec-95              $12,089
          Jan-96                  $11,677              Jan-96              $12,139
          Feb-96                  $11,912              Feb-96              $12,180
          Mar-96                  $12,129              Mar-96              $12,439
          Apr-96                  $12,567              Apr-96              $12,800
          May-96                  $12,791              May-96              $12,565
          Jun-96                  $12,860              Jun-96              $12,635
          Jul-96                  $12,404              Jul-96              $12,266
          Aug-96                  $12,589              Aug-96              $12,293
          Sep-96                  $12,647              Sep-96              $12,620
          Oct-96                  $12,617              Oct-96              $12,490
          Nov-96                  $12,996              Nov-96              $12,987
          Dec-96                  $13,022              Dec-96              $12,820
          Jan-97                  $13,176              Jan-97              $12,372
          Feb-97                  $13,366              Feb-97              $12,574
          Mar-97                  $13,294              Mar-97              $12,620
          Apr-97                  $13,130              Apr-97              $12,687
          May-97                  $13,875              May-97              $13,512
          Jun-97                  $14,210              Jun-97              $14,257
          Jul-97                  $14,162              Jul-97              $14,488
          Aug-97                  $13,647              Aug-97              $13,406
          Sep-97                  $14,006              Sep-97              $14,157
          Oct-97                  $13,303              Oct-97              $13,069
          Nov-97                  $12,899              Nov-97              $12,935
          Dec-97                  $12,774              Dec-97              $13,048


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY INT'L SMALL CAP(R)
Initial Investment:     $10,000      Period: 09/30/93 - 12/97

                                   Growth of           Value of            Growth of
                                   Initial             Reinvested          Investment with
     Date           Nav            Investment          Distributions       Distributions Reinvested
     02/97         15.81              $13,175               $24                 $13,199
     03/97         15.61              $13,008               $24                 $13,032
     04/97         15.48              $12,900               $24                 $12,924
     05/97         16.72              $13,933               $26                 $13,959
     06/97         17.16              $14,300               $26                 $14,326
     07/97         17.00              $14,167               $26                 $14,193
     08/97         16.64              $13,867               $25                 $13,892
     09/97         16.91              $14,092               $26                 $14,118
     10/97         15.86              $13,217               $24                 $13,241
     11/97         14.99              $12,492               $23                 $12,515
     12/97         12.68              $10,567            $1,966                 $12,533

/1/ The Morgan Stanley Capital International EAFE Index is composed of 21 developed market countries in Europe, Australasia and the Far East. The returns are presented net of dividend withholding taxes.

/2/ The Lipper International Small Cap Funds Average universe consists of five funds.

/3/ The Salomon Smith Barney World Extended (ex-U.S.) Market Index is a comprehensive float-weighted equity consisting of every company with an investable market capitalization of over $100 million in 21 countries. Within this index, the Extended (ex-U.S.) Market Index defines the small capitalization stock universe

--------------------
The Montgomery Funds

--------------------
   International
  Small Cap Fund
--------------------

P o r t f o l i o   H i g h l i g h t s


             ====================================================
                               TOP TEN HOLDINGS
             ----------------------------------------------------
                      (as percentage of total net assets)

             National Express Group PLC .................... 3.3%
             Vossloh AG .................................... 2.8%
             Choice Hotels Scandinavia ASA ................. 2.4%
             CN Selmer A.S ................................. 2.2%
             ECsoft Group PLC, ADR ......................... 2.1%
             Cognos, Inc. .................................. 2.0%
             Telecel-Comunicacaoes Pessoais SA ............. 2.0%
             Azkoyen S.A. .................................. 1.9%
             Assurances Banque Populaire ................... 1.9%
             Editoriale L'Espresso SpA ..................... 1.9%

             ====================================================
                              TOP FIVE COUNTRIES
             ----------------------------------------------------
                     (as a percentage of total net assets)

             Great Britain ................................ 16.3%
             Japan ........................................ 11.9%
             Sweden .......................................  8.0%
             Germany ......................................  7.1%
             Italy ........................................  6.5%

management, among other qualities. In other words, we don't have to lower our standards to find attractive small-cap investments. Whatever the market segment, one of our goals is to find companies that we think will be able to thrive in a variety of economic environments.

Q: Did the second half's volatility prompt you to use any special investment tactics?

A: No, but we did accelerate our research itinerary to better understand the risks and opportunities that the volatility might be creating. Our analysts traveled extensively in Asia and Europe during the autumn. We also took advantage of market volatility to build positions in companies whose shares we thought had been oversold. With investors favoring large-caps over small-caps in the second half, there seemed to be a great deal of buying opportunities in the international small-cap universe. We put emphasis on companies that we think may be able to deliver consistent earnings--sometimes called "earnings visibility"--even in a less robust global economic environment.

Q: What do you think 1998 might hold for international small-cap investors?

A: We think that global markets may remain volatile as investors and economists factor the potential impact of Asia's slowdown into their expectations for 1998. Prior to the crisis, the consensus among economists was that the global economy would grow by 2.93% in 1998. As of early January, they had reduced that to 2.66%. This largely reflects lower expectations for Japan and the emerging markets, but we think economists will also have to lower their forecasts for the United States and Europe in the coming months. Investors, in turn, may be disappointed by lower-than-expected corporate earnings once Asia's slowdown is fully factored into the equation. That said, "lower than expected" may not necessarily mean weak; it could simply mean moderate.

We think that stock selection will be paramount in this climate. When the outlook is uncertain, investors often turn to firms that they believe will achieve consistent earnings growth. That's a quality we've sought in our holdings since the Fund's inception. We seek out firms that we believe have strong, consistent earnings and cash-flow growth, top management teams, commanding market positions and attractive valuations. These companies may become market leaders in the coming years and, as such, could provide excellent long-term growth potential.

The accompanying notes are an integral part of these unancial statements.

                                                          ---------------------
                                                          The Montgomery Funds
                                                          ---------------------
                                                              International
                                                             Small Cap Fund
                                                          ---------------------

                                                          I n v e s t m e n t s


P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS - 82.4%

   Shares                                                   Value (Note 1)

Australia -- 1.8%
  523,045      Tyndall Australia Ltd.***
               (Diversified Financial Services).............$      818,147

Austria -- 1.8%
    9,393      Voest Alpine Eisenbahnsystem
               (Heavy Construction).........................       825,415

Belgium -- 1.0%
   22,900      Virgin Express Holdings PLC, Sponsored
               ADR+ (Transportation)........................       469,450

Canada -- 2.1%
   39,800      Cognos, Inc.+ (Software Systems).............       917,888
   51,640      InMedia Presentations Inc.+
               (Software Systems)...........................        46,073
                                                                    ------
                                                                   963,961
China/Hong Kong -- 5.2%
1,813,000      Esprit Asia Holdings Ltd. (Retail Trade).....       590,763
1,380,000      Four Seas Mercantile Holdings Ltd.
               (Food & Beverage)............................       667,828
1,351,000      Goldlion Holdings, Ltd., ORD***
               (Apparel & Textiles).........................       448,939
  315,500      Smartone Telecommunications+
               (Telephone/Wireless).........................       608,688
                                                                 2,316,218
France -- 3.5%
    7,800      Assurances Banque Populaire
               (Diversified Financial Services).............       855,150
   23,000      Dassault Systems SA, ADR***
               (Software Systems)...........................       714,438
                                                                   -------
                                                                 1,569,588
Germany -- 6.9%
      805      Axel Springer Verlag, Class A***
               (Newspapers/Publishing)......................       541,440
   30,250      Eurobike AG+ (Apparel & Textiles)............       539,758
   34,200      Turbon International AG
               (Computers & Office Equipment)...............       739,511
   22,860      Vossloh AG (Building Materials)..............     1,277,059
                                                                 ---------
                                                                 3,097,768
Great Britain -- 16.3%
  632,400      Aegis Group (Broadcasting/Advertising).......       711,456
  230,100      Avis Europe PLC (Retail Trade)...............       653,775
   18,700      Dr. Solomon's Group PLC, ADR+
               (Software Systems)...........................       598,400
   52,400      ECsoft Group PLC, ADR+
               (Software Systems)...........................       926,825
   63,430      Eidos PLC+
               (Computers & Office Equipment)...............       697,967
1,529,000      Freepages Group PLC +
               (Broadcasting/Advertising)...................       822,402
  103,074      Henlys Group PLC
               (Automobile Dealerships).....................       701,680
  130,000      London Forfeiting Company PLC+
               (Diversified Financial Services).............       757,944
  129,850      National Express Group PLC
               (Transportation).............................     1,461,890
                                                                 ---------
                                                                 7,332,339
Ireland -- 1.7%
  326,107      Anglo Irish Bank Corporation (Banks).........       635,882
   11,500      Warner Chilcott Laboratories,
               Sponsored ADR+ (Medical Products)............       142,313
                                                                   -------
                                                                   778,195
Israel -- 0.1%
    1,000      Tecnomatix Technologies Ltd.+
               (Software Systems)...........................        33,375

Italy -- 6.5%
  174,700      Editoriale L' Espresso SpA
               (Newspapers/Publishing)......................       839,429
   13,600      Gucci Group (Retail Trade)...................       569,500
   34,000      Industrie Natuzzi SpA, Sponsored ADR
               (Furniture)..................................       701,250
  222,000      Manuli Rubber Industries SpA, Sponsored
               ADR+ (Rubber Products).......................       825,755
                                                                   -------
                                                                 2,935,934
Japan -- 10.4%
   21,700      Fast Retailing Company Ltd. (Retail Trade)...       347,399
  106,000      Fuso Lexel Inc. (Real Estate)................       604,902
   39,600      Justsystem Corporation+ (Software Systems)...       500,498
  101,000      Laox*** (Retail Trade).......................       812,332
   45,550      Mirai Industry Company, Ltd. (Electronics)...       505,917
   24,500      Nichiha Corporation (Building Materials).....       149,759
   26,040      Nissin Company
               (Diversified Financial Services).............       538,552
   13,600      Otsuka Kagu Ltd. (Retail Trade)..............       505,247
   92,000      Sawako Corporation***
               (Heavy Construction).........................       606,051
   10,000      Tohoku Misawa Homes***
               (Heavy Construction).........................        37,534
                                                                    ------
                                                                 4,608,191
New Zealand -- 1.2%
   46,300      Trans Rail Holdings, ADR (Railroad)..........       526,663

Norway -- 4.6%
  320,000      Choice Hotels Scandinavia ASA+ (Lodging).....     1,084,746
  101,200      CN Selmer A.S. (Heavy Construction)..........       974,264
                                                                 ---------
                                                                 2,059,010
Poland -- 1.2%
   48,000      Prokom Software, ADR+ (Software Systems).....       538,800


The accompanying notes are an integral part of these unancial statements.

---------------------
The Montgomery Funds
---------------------
   International
   Small Cap Fund
---------------------
    Investments



COMMON STOCKS -- continued
     Shares                                                             Value (Note 1)
Portugal -- 2.0%
      8,400             Telecel-Comunicacaoes Pessoais SA+
                        (Telecommunications)............................$      894,996

Spain -- 5.3%
      8,275             Azkoyen S.A. (Consumer Services)................       874,483
     41,350             Baron de Ley SA+ (Food & Beverage)..............       781,674
     35,500             Cortefiel SA (Retail Trade).....................       713,029
                                                                             ---------
                                                                             2,369,186
Sweden -- 8.0%
     59,000             Allgon AB, B Shares (Telecommunications)........       795,098
     64,100             Hemkopskedjan AB+ (Food & Beverage).............       791,169
     63,000             Munters AB+ (Environmental Monitoring)..........       543,521
     48,800             Nobel Biocare AB+ (Medical Products)............       639,202
     10,952             Prosolvia AB**+ (Software Systems)............         437,258
     16,400             Scandic Hotels AB+ (Lodging)....................       400,710
                                                                             ---------
                                                                             3,606,958
Switzerland -- 1.4%
      2,900             Fotolabo SA (Film Processing)...................       644,819

United States -- 1.4%
     52,800             Rofin-Sinar Technologies Inc.+
                        (Machinery and Tools)...........................       640,200

TOTAL COMMON STOCKS
(Cost $38,415,305)......................................................    37,029,213
                                                                            ----------
PREFERRED STOCK -- 0.2%
(Cost $87,677)
Germany -- 0.2%
     575                Villeroy & Boch AG  (Household Products)........        70,317
                                                                                ------
CORPORATE BONDS -- 1.5%
(Cost $747,505)
Principal Amount
Japan -- 1.5%
  $1,000,000            Sugimoto & Company (Metal Products),
                        0.375% due 09/30/00.............................       673,896
                                                                               -------
WARRANTS -- 0.4%
(Cost $177,771)
Shares
Canada -- 0.4%
     196,096            InMedia Presentations Inc.,
                        Expires 01/01/98**+ (Software Systems)........         174,957
                                                                               -------
RIGHTS -- 0.0% #
(Cost $7,953)
France -- 0.0%#
     1,472              Assurances Banque Populaire, Expires
                        01/06/98 (Diversified Financial Services).......$        8,312
                                                                                 -----
TOTAL SECURITIES
(Cost $39,436,211)......................................................    37,956,695
                                                                            ----------
REPURCHASE AGREEMENTS -- 14.4%
Principal Amount
  $3,226,000            Agreement with Bear Stearns, Tri-Party,
                        6.850% dated 12/31/97, to be repurchased
                        at $3,227,228 on 01/02/98, collateralized
                        by $3,360,367 market value of U.S.
                        government securities, having various
                        maturities and various interest rates...........     3,226,000

   3,226,000            Agreement with United Bank of Switzerland,
                        Tri-Party, 6.900% dated 12/31/97, to be
                        repurchased at $3,227,237 on 01/02/98,
                        collateralized by $3,290,572 market value
                        of U.S. government securities, having various
                        maturities and various interest rates...........     3,226,000
                                                                             ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,452,000).......................................................     6,452,000
                                                                            ----------

TOTAL INVESTMENTS -- 98.9%
(Cost $45,888,211*).....................................................    44,408,695

OTHER ASSETS AND LIABILITIES -- 1.1%
(Net)...................................................................       498,024
                                                                               -------
NET ASSETS -- 100.0%                                                     $   44,906,719
                                                                             ==========

*       Aggregate cost for federal tax purposes.
** Illiquid security or special situation security (see note 7 to Financial Statements).
***   Security on loan at December 31, 1997, has an aggregate market value of
        $2,551,964, which represents 5.7% of the total net assets of the Fund (see note 5 to Financial Statements).
+       Non-income producing security.
#       Amount represents less than 0.1%.

Abbreviations:
ADR     American Depositary Receipt
ORD     Ordinary

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                           Portfolio Highlights

                                                                (Unaudited)


INVESTMENT REVIEW

Q: How did the Fund perform during the second half of 1997?

A: The Fund led its benchmark, the IFC Global Composite Index, over that period, though both posted a loss. For 1997 as a whole, the Fund outperformed the index by a significant margin--more than 11 percentage points--while keeping its losses contained to the low single digits.

Q: What main factors contributed to that performance?

A: The Fund's underweighting in Southeast Asia was the single most positive factor in its outperformance during the second half of 1997 and for the year as a whole. As far back as late 1996, we had become concerned that countries such as Thailand were overextended and we began to reduce the portfolio's exposure there. By mid-1997 the Fund had just 1.8% in Thailand and a collective 15.6% in Southeast Asia. As a result, the Fund was somewhat buffered from the initial wave of volatility.

The volatility spread to other emerging markets later in the year. Investors began to sell off Latin American and eastern European countries out of fear that their currencies might be vulnerable to devaluation. The Brazilian real came under some of the heaviest pressure as investors became more and more concerned about the country's sizable current account deficit. As a result, Brazil's stock market dropped 22% in U.S. dollar terms in just one week--October 27-31-- according to the International Finance Corporation (IFC). That erased much of the strong gains it had racked up earlier in the year; as late as mid-October, its year-to-date return had been as much as 52% in U.S. dollar terms. It nonetheless closed 1997 up about 24.5%.

Throughout 1997 Brazil was the Fund's largest country weighting, averaging about 20% of its assets. So while the Fund initially benefited from its underweighting in Southeast Asia, it did not escape the decline in Brazil and other emerging markets later in the year.

Q: Has the recent sell-off changed your opinion of Brazil?

A: No. We continue to believe there may be great long-term potential in Brazil's market, which is why it remains the Fund's largest country weighting. We think this year will be especially exciting there. The government has agreed to speed up its privatization program, which could create significant opportunities for investors. By our calculations, Brazil's stock market is also one of the world's cheapest right now.

Brazil does need to reduce its large budget deficits, and we are encouraged that its government has already taken at least two significant steps to do so. On November 10 it announced a fiscal package that includes budget cuts and tax increases totaling $18 billion. In addition, the government passed fiscal reforms designed to reduce the country's excessive government payrolls. We feel that these and the other policy measures that Brazil is implementing clearly differentiate it from other countries that have not made the difficult choices investors are demanding.

==============================================================
                    PORTFOLIO MANAGEMENT
--------------------------------------------------------------
Josephine S. Jimenez, CFA...............................Senior
                                             Portfolio Manager
Bryan S. Sudweeks, Ph.D., CFA...........................Senior
                                             Portfolio Manager
Angeline Ee..................................Portfolio Manager
Frank Chiang.................................Portfolio Manager
Jes(Pounds)s Duarte..........................Portfolio Manager

==============================================================
                       FUND PERFORMANCE
--------------------------------------------------------------
                Average annual total returns
                for the period ended 12/31/97
--------------------------------------------------------------
                        Montgomery
                  Emerging Markets Fund

Since inception (3/1/92).................................6.61%
One year................................................(3.14%)
Five years...............................................7.69%
--------------------------------------------------------------
                IFC Global Composite Index

Since 3/1/92.............................................3.26%
One year...............................................(14.54%)
Five years...............................................6.13%
--------------------------------------------------------------
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment


                          FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY EMERGING MKTS(R)
Initial Investment:    $10,000     Period: 03/01/92 - 12/97

                                   Growth of           Value of            Growth of
                                   Initial             Reinvested          Investment with
Date                NAV            Investment          Distributions       Distributions Reinvested
08/95               13.01            $13,010                 $988                  $13,998
09/95               12.86            $12,860                 $977                  $13,837
10/95               12.38            $12,380                 $940                  $13,320
11/95               12.00            $12,000                 $912                  $12,912
12/95               12.41            $12,410                 $943                  $13,353
01/96               13.23            $13,230               $1,005                  $14,235
02/96               12.93            $12,930                 $982                  $13,912
03/96               13.17            $13,170               $1,000                  $14,170
04/96               13.84            $13,840               $1,051                  $14,891
05/96               14.09            $14,090               $1,070                  $15,160
06/96               14.19            $14,190               $1,078                  $15,268
07/96               13.31            $13,310               $1,011                  $14,321
08/96               13.73            $13,730               $1,043                  $14,773
09/96               13.82            $13,820               $1,050                  $14,870
10/96               13.46            $13,460               $1,095                  $14,555
11/96               13.76            $13,760               $1,119                  $14,879
12/96               13.87            $13,870               $1,128                  $14,998
01/97               14.94            $14,940               $1,215                  $16,155
02/97               15.43            $15,430               $1,255                  $16,685
03/97               15.07            $15,070               $1,226                  $16,296
04/97               15.08            $15,080               $1,226                  $16,306
05/97               15.64            $15,640               $1,272                  $16,912
06/97               16.85            $16,850               $1,370                  $18,220
07/97               17.45            $17,450               $1,419                  $18,869
08/97               15.58            $15,580               $1,267                  $16,847
09/97               16.20            $16,200               $1,318                  $17,518
10/97               13.38            $13,380               $1,088                  $14,468
11/97               12.93            $12,930               $1,052                  $13,982
12/97               12.93            $12,930               $1,597                  $14,527



                          FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


IFC-GLOBAL COMP INDEX T/R
Initial Investment:    $10,000     Period:  02/92 - 12/97

                                   Growth of           Value of            Growth of
                                   Initial             Reinvested          Investment with
Date                NAV            Investment          Distributions       Distributions Reinvested
02/92               370.28          $10,000                     $0                  $10,000
03/92               372.97          $10,073                     $0                  $10,073
04/92               366.88          $ 9,908                     $0                  $ 9,908
05/92               355.97          $ 9,614                     $0                  $ 9,614
06/92               342.40          $ 9,247                     $0                  $ 9,247
07/92               327.86          $ 8,854                     $0                  $ 8,854
08/92               321.30          $ 8,677                     $0                  $ 8,677
09/92               314.18          $ 8,485                     $0                  $ 8,485
10/92               330.09          $ 8,915                     $0                  $ 8,915
11/92               326.31          $ 8,813                     $0                  $ 8,813
12/92               331.44          $ 8,951                     $0                  $ 8,951
01/93               329.20          $ 8,891                     $0                  $ 8,891
02/93               344.84          $ 9,313                     $0                  $ 9,313
03/93               351.76          $ 9,500                     $0                  $ 9,500
04/93               358.02          $ 9,669                     $0                  $ 9,669
05/93               360.82          $ 9,745                     $0                  $ 9,745
06/93               368.61          $ 9,955                     $0                  $ 9,955
07/93               373.85          $10,096                     $0                  $10,096
08/93               390.94          $10,558                     $0                  $10,558
09/93               403.89          $10,908                     $0                  $10,908
10/93               435.27          $11,755                     $0                  $11,755
11/93               465.51          $12,572                     $0                  $12,572
12/93               555.15          $14,993                     $0                  $14,993
01/94               571.69          $15,439                     $0                  $15,439
02/94               552.20          $14,913                     $0                  $14,913
03/94               506.31          $13,674                     $0                  $13,674
04/94               509.18          $13,751                     $0                  $13,751
05/94               522.59          $14,113                     $0                  $14,113
06/94               512.95          $13,853                     $0                  $13,853
07/94               545.52          $14,733                     $0                  $14,733
08/94               604.90          $16,336                     $0                  $16,336
09/94               623.87          $16,849                     $0                  $16,849
10/94               610.66          $16,492                     $0                  $16,492
11/94               584.52          $15,786                     $0                  $15,786
12/94               552.23          $14,914                     $0                  $14,914
01/95               489.45          $13,218                     $0                  $13,218
02/95               483.33          $13,053                     $0                  $13,053
03/95               481.38          $13,000                     $0                  $13,000
04/95               488.94          $13,205                     $0                  $13,205
05/95               507.45          $13,704                     $0                  $13,704
06/95               506.46          $13,678                     $0                  $13,678
07/95               516.09          $13,938                     $0                  $13,938


                          FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


IFC-GLOBAL COMP INDEX T/R
Initial Investment:    $10,000     Period:  02/92 - 12/97

                                   Growth of           Value of            Growth of
                                   Initial             Reinvested          Investment with
Date                NAV            Investment          Distributions       Distributions Reinvested
08/95               496.00            $13,395                   $0                 $13,395
09/95               499.02            $13,477                   $0                 $13,477
10/95               484.30            $13,079                   $0                 $13,079
11/95               470.52            $12,707                   $0                 $12,707
12/95               484.17            $13,076                   $0                 $13,076
01/96               509.11            $13,749                   $0                 $13,749
02/96               505.91            $13,663                   $0                 $13,663
03/96               513.93            $13,880                   $1                 $13,879
04/96               552.19            $14,913                   $0                 $14,913
05/96               541.57            $14,626                   $0                 $14,626
06/96               549.50            $14,840                   $0                 $14,840
07/96               515.22            $13,914                   $0                 $13,914
08/96               526.68            $14,224                   $0                 $14,224
09/96               531.38            $14,351                   $0                 $14,351
10/96               519.53            $14,031                   $0                 $14,031
11/96               526.98            $14,232                   $0                 $14,232
12/96               522.36            $14,107                   $0                 $14,107
01/97               557.50            $15,056                   $0                 $15,056
02/97               582.83            $15,740                   $0                 $15,740
03/97               572.49            $15,461                   $0                 $15,461
04/97               572.59            $15,464                   $0                 $15,464
05/97               582.02            $15,718                   $0                 $15,718
06/97               611.77            $16,522                   $0                 $16,522
07/97               621.39            $16,782                   $0                 $16,782
08/97               554.12            $14,965                   $0                 $14,965
09/97               556.77            $15,036                   $0                 $15,036
10/97               471.98            $12,747                   $0                 $12,747
11/97               444.78            $12,012                   $0                 $12,012
12/97               446.37            $13,055                   $0                 $13,055


                          FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY EMERGING MKTS(R)
Initial Investment:    $10,000     Period: 03/01/92 - 12/97


                                   Growth of           Vaule of            Growth of
                                   Initial             Reinvested          Investment with
Date                NAV            Investment          Distributions       Distribution Reinvested
03/01/92            10.00           $10,000                      $0                      $10,000
03/92                9.97           $ 9,970                      $0                      $ 9,970
04/92               10.01           $10,010                      $0                      $10,010
05/92               10.14           $10,140                      $0                      $10,140
06/92                9.96           $ 9,960                      $0                      $ 9,960
07/92                9.75           $ 9,750                      $0                      $ 9,750
08/92                9.62           $ 9,620                      $0                      $ 9,620
09/92                9.57           $ 9,570                      $0                      $ 9,570
10/92                9.95           $ 9,950                      $0                      $ 9,950
11/92                9.88           $ 9,880                      $0                      $ 9,880
12/92               10.02           $10,020                     $11                      $10,031
01/93               10.23           $10,230                     $12                      $10,242
02/93               10.33           $10,330                     $12                      $10,342
03/93               10.47           $10,470                     $12                      $10,482
04/93               10.69           $10,690                     $12                      $10,702
05/93               10.91           $10,910                     $12                      $10,922
06/93               11.07           $11,070                     $13                      $11,083
07/93               11.25           $11,250                     $13                      $11,263
08/93               11.92           $11,920                     $14                      $11,934
09/93               12.31           $12,310                     $14                      $12,324
10/93               13.28           $13,280                     $15                      $13,295
11/93               13.40           $13,400                    $289                      $13,689
12/93               15.58           $15,580                    $336                      $15,916
01/94               15.77           $15,770                    $340                      $16,110
02/94               15.28           $15,280                    $329                      $15,609
03/94               14.14           $14,140                    $305                      $14,445
04/94               14.07           $14,070                    $303                      $14,373
05/94               14.42           $14,420                    $311                      $14,731
06/94               13.68           $13,680                    $295                      $13,975
07/94               14.47           $14,470                    $312                      $14,782
08/94               15.87           $15,870                    $342                      $16,212
09/94               16.09           $16,090                    $347                      $16,437
10/94               16.02           $16,020                    $345                      $16,365
11/94               14.49           $14,490                  $1,101                      $15,591
12/94               13.65           $13,650                  $1,037                      $14,687
01/95               12.24           $12,240                    $930                      $13,170
02/95               12.26           $12,260                    $931                      $13,191
03/95               12.18           $12,180                    $925                      $13,105
04/95               12.39           $12,390                    $941                      $13,331
05/95               13.16           $13,160                  $1,000                      $14,160
06/95               13.17           $13,170                  $1,000                      $14,170
07/95               13.54           $13,540                  $1,029                      $14,569


                     INDEX HYPOTHETICAL GROWTH FOR 10,000


                               EMERGING MARKETS

                                    LIPPER
                                EMERGING MRKTS
                                      AVE
                                  2/92-12/97

                    DATE             RETURN              VALUE
                 -----------------------------------------------
                    Feb-92                         $10,000
                    Mar-92                             $9,965
                    Apr-92                            $10,114
                    May-92                            $10,380
                    Jun-92                            $10,184
                    Jul-92                             $9,917
                    Aug-92                             $9,682
                    Sep-92                             $9,571
                    Oct-92                             $9,733
                    Nov-92                             $9,589
                    Dec-92                             $9,640
                    Jan-93                             $9,867
                    Feb-93                            $10,313
                    Mar-93                            $10,524
                    Apr-93                            $10,974
                    May-93                            $11,292
                    Jun-93                            $11,374
                    Jul-93                            $11,573
                    Aug-93                            $12,490
                    Sep-93                            $12,742
                    Oct-93                            $13,847
                    Nov-93                            $14,421
                    Dec-93                            $16,749
                    Jan-94                            $17,100
                    Feb-94                            $16,624
                    Mar-94                            $15,169
                    Apr-94                            $14,882
                    May-94                            $15,169
                    Jun-94                            $14,425
                    Jul-94                            $15,281
                    Aug-94                            $16,717
                    Sep-94                            $16,910
                    Oct-94                            $16,531
                    Nov-94                            $15,718
                    Dec-94                            $14,573
                    Jan-95                            $13,170
                    Feb-95                            $13,114
                    Mar-95                            $13,163
                    Apr-95                            $13,560
                    May-95                            $14,165
                    Jun-95                            $14,196
                    Jul-95                            $14,698
                    Aug-95                            $14,344
                    Sep-95                            $14,???
                    Oct-95                            $13,712
                    Nov-95                            $13,468
                    Dec-95                            $13,980
                    Jan-96                            $13,392
                    Feb-96                            $13,197
                    Mar-96                            $15,263
                    Apr-96                            $15,815
                    May-96                            $15,921
                    Jun-96                            $15,938
                    Jul-96                            $14,975
                    Aug-96                            $13,427
                    Sep-96                            $15,609
                    Oct-96                            $15,191
                    Nov-96                            $15,628
                    Dec-96                            $15,815
                    Jan-97                            $16,945
                    Feb-97                            $17,594
                    Mar-97                            $16,961
                    Apr-97                            $16,838
                    May-97                            $17,342
                    Jun-97                            $17,922
                    Jul-97                            $18,447
                    Aug-97                            $16,157
                    Sep-97                            $16,772
                    Oct-97                            $13,848
                    Nov-97                            $13,190
                    Dec-97                            $13,297

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
Portfolio Highlights

               ================================================
                               TOP TEN HOLDINGS
               ------------------------------------------------
                     (as a percentage of total net assets)

               Telefonos de Mexico S.A., Series L..........6.2%
               Telec Brasileiras-Telebras ON...............4.3%
                           Compania Anonima Nacional
               Telefonos de Venezuela, ADR.................3.4%
               Tatneft, Sponsored ADS......................3.2%
               Petroleo Brasileiro.........................2.8%
               Alfa S.A. de C.V............................2.6%
               Telebras, ADR...............................1.9%
               Banco Bradesco..............................1.8%
               Mahanagar Telephone Nigam, Ltd..............1.6%
               Turk Sise ve Cam............................1.5%

               ================================================
                              TOP FIVE COUNTRIES
               ------------------------------------------------
                     (as a percentage of total net assets)

               Brazil.....................................21.4%
               Mexico.....................................13.8%
               Russia.....................................10.9%
               India.......................................7.6%
               Turkey......................................6.2%


Q: And what's your outlook for Asia?

A: At the moment, we believe the dust there is far from settled. During the first few weeks of 1998, for example, Indonesia's stock market once again came under intense pressure as its currency weakened drastically. Furthermore, some Southeast Asian countries haven't yet made credible moves to address their problems. Until we believe that the situation has stabilized, we will continue to significantly underweight the region. As of December 31, the Fund had just 1.1% of its assets in Southeast Asia. In addition, it had virtually no exposure to South Korea, a north Asian market that is grappling with severe structural faults in its economy.

Q: Besides Brazil, what other markets are you favoring?

A: We continue to find Russia very intriguing. It's now the Fund's third largest country weighting, accounting for about 11% of assets. As many shareholders know, the Russian market went up like a rocket in 1996 and 1997. As a result, it's somewhat more expensive than it used to be, but we still believe that Russia offers tremendous asset values, especially in the energy sector. The country is blessed with huge deposits of crude oil, natural gas and other natural resources. We're aiming to benefit from the long-term development of those resources by investing in Russian companies such as oil producer Tatneft, which was one of the Fund's top five holdings at the end of 1997.

We've also added significantly to the portfolio's weighting in Turkey. The Fund had just 2.2% of assets there in mid-1997; by year's end, the weighting was up to 6.2%. Turkey's stock market can be quite volatile, but we believe that the country will gain long-term benefits from its continued integration with greater Europe and from potentially growing economic momentum on the Continent.

Q: There's no denying that 1997 was a difficult year for investors in the emerging markets. Is there still a justification for investing there?

A: Yes. We are still convinced that there are many compelling reasons for long-term investors to include at least some emerging markets exposure in their portfolios. Most of the arguments we've made in the past for this asset class--including the huge demographic, economic and political changes going on in the world's developing countries--are still in place, despite last year's turbulence. Although we believe that these trends can't easily be derailed overnight, we also think they are not likely to unfold overnight, either.

Our advice to investors time and again has been to focus on the long term, in the emerging markets as elsewhere. That may be easy to say, but it can be difficult to put into practice. If history is any guide, though, patience may prove to be the most rewarding course. Had investors pulled out of the U.S. stock market during the 1973/74 bear market, for example, they would have missed its extraordinary run over most of the following 23 years. Of course, we can't be certain that a similar rally will occur in the emerging markets, but we do believe that the possibility is there.

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                           I n v e s t m e n t s
                                                           ---------------------

P O R T F O L I O  I N V E S T M E N T S


December 31, 1997 (unaudited)

COMMON STOCKS -- 82.4%
       Shares                                                                  Value (Note 1)
Argentina -- 2.4%
    1,530,483           Cresud S.A.+ (Real Estate).............................$  3,061,548
      249,006           Inversiones y Representaciones (Real Estate)...........     926,478
       49,413           Inversiones y Representaciones, GDR (Real Estate)......   1,859,164
       26,413           Inversiones y Representaciones, GDR (Euro) (Real Estate)    993,789
      773,851           Siderar S.A. (Steel)...................................   3,289,492
      155,800           Telefonica de  Argentina, Sponsored ADR
                        (Telephone/Networks)...................................   5,803,550
      224,800           Y.P.F. Sociedad  Anonima, ADS (Oil)....................   7,685,350
                                                                                  ---------
                                                                                 23,619,371
Bangladesh -- 0.1%
       98,080            Apex Tannery (Apparel & Textiles).....................     893,682

Brazil -- 8.4%
   21,596,000           Cia Saneamento Basico Estado (Water Utilities).........   5,127,853
  159,800,000           Electrobras (Electric Utilities).......................   7,946,687
       47,830           Electrobras, GDS*** (Electric Utilities)...............   5,213,470
      114,100           Souza Cruz S.A. (Tobacco)..............................     920,120
      164,511           Telebras, ADR (Telephone/Networks).....................  19,155,250
  418,630,000           Telec Brasileiras-Telebras ON
                        (Telephone/Networks)...................................  42,573,814
    4,562,257           Telec de Ceara S.A.**+
                        (Telecommunications Equipment).........................   1,839,537
    1,166,225           Telec de Sao Paulo S.A.
                        (Telephone/Regional-Local).............................     265,409
                                                                                    -------
                                                                                 83,042,140
Chile -- 1.3%
      208,700           Empresa Nacional Electricidad S.A.,
                        ADR (Electric Utilities)...............................   3,691,381
      142,900           Linea Aerea Nacional ChileS.A.+(Airlines)..............   1,947,013
       89,416           Sociedad Quimica Minera de Chile (Chemicals)...........   3,934,304
      288,200           Supermercados Unimarc S.A.+ (Retail Trade).............   3,548,463
                                                                                  ---------
                                                                                 13,121,161
China/Hong Kong -- 5.0%
    6,848,000           Anhui Conch Cement Company,Ltd.+ (Cement)..............   1,193,031
      349,000           Cheung Kong Holdings (Real Estate).....................   2,285,682
    1,425,000           China Light and Power Company
                        (Electric Utilities)...................................   7,907,472
      206,000           China National Aviation Corporation+ (Airlines)........      43,598
    2,250,000           China Resources Enterprises Ltd.(Holding)..............   5,023,229
      176,600           China Telecom ADR+ (Telecommunications/Wireless).......   5,927,138
    1,113,000           Citic Pacific Ltd. (Holding)...........................   4,423,848
      279,400           HSBC Holdings (Banks)..................................   6,886,747
      945,000           Hutchinson Whampoa Ltd. (Conglomerates)................   5,926,829
    1,580,000           New World Development Company Ltd. (Holding)...........   5,464,447
    1,199,000           Shanghai Industrial Holdings Ltd. (Conglomerates)......   4,456,214
                                                                                  ---------
                                                                                 49,538,235
Colombia  -- 1.4%
      876,000           Almacenes Exito S.A. (Retail Trade)....................   2,905,024
      945,705           Bavaria (Food & Beverage)..............................   9,700,287
       50,700           Bell Canada International Inc.+
                        (Telecommunications/Wireless)..........................     782,681
                                                                                    -------
                                                                                 13,387,992
Czech Republic -- 2.5%
      215,400           Komercni Banka, GDR (Banks)............................   2,638,650
      291,000           Komercni Banka, GDR*** (Banks).........................   3,564,750
      132,942           Komercni Banka I.F.+ (Mutual Funds)....................   2,633,010
      367,010           PIF+ (Mutual Funds)....................................   4,435,615
      712,500           The Czech Value Fund+ (Mutual Funds)...................   4,453,125
    1,209,524           Vseobecny I.F.  (Mutual Funds).........................   2,979,571
      671,076           Vynosovy I.F.+ (Mutual Funds)..........................   3,624,501
                                                                                  ---------
                                                                                 24,329,222
Egypt -- 3.0%
       35,000           Al-Ahram Beverages Company, GDR (Food & Beverage)......     988,750
      227,000           Al-Ahram Beverages Company, GDR*** (Food & Beverage)...   6,412,750
       72,385           Al-Ahram Pyramid Beverages Company (Food & Beverage)...   4,127,168
      349,926           Amreya Cement (Cement).................................   8,176,081
      520,000           Paints and Chemical Industries Company*** (Paint)......   5,460,000
      195,860           Tora Cement (Cement)...................................   4,489,382
                                                                                  ---------
                                                                                 29,654,131
Greece -- 0.2%
       80,000           Hellenic Telecommunication Organization
                        S.A. (Telephone/Networks)..............................   1,640,303

Hungary -- 1.1%
      193,220           Borsodchem Rt.+ (Chemicals)............................   6,962,712
       24,000           Zalakeramia Rt.+ (Building Materials)..................   1,113,956
      281,700           Zalakeramia Rt., GDR*** (Building Materials)...........   2,612,768
                                                                                  ---------
                                                                                 10,689,436
India -- 7.6%
      602,525           Bajaj Auto, Ltd.** (Auto/Auto Parts)...................   9,299,174
      747,900           Bharat Petroleum Corporation Ltd. (Oil)................   7,941,668
      771,100           Carrier Aircon, Ltd. (Home Appliance)..................   4,258,754
      297,350           Castrol (India) Ltd.** (Chemicals).....................   5,651,167
          100           HDFC Bank, Ltd. (Banks)................................         199

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
    Investments



COMMON STOCKS - continued
       Shares                                                                    Value (Note 1)
India - continued
      420,000           Hindustan Petroleum Corporation Ltd.**
                        (Oil)..................................................$  5,191,071
       59,170           Housing Development and Finance
                        Corporation** (Banks)..............l...................   4,645,298
      246,384           Indian Hotels Company Ltd. (Lodging)...................   3,915,746
       10,800           Indian Hotels, GDS (Euro) (Lodging)....................     203,175
      226,700           Indian Hotels, GDS*** (Lodging)........................   4,264,794
      485,000           ITC Ltd.**+ (Holding)..................................   7,652,360
      350,000           Kirloskar Cummins Ltd.**+ (Auto/Auto Parts)............   4,241,071
       20,015           Madras Cement Ltd.** (Cement)..........................   2,335,934
    2,345,900           Mahanagar Telephone Nigam, Ltd.**
                        (Telephone/Regional-Local).............................  15,439,852
        4,060           Oil and Natural Gas Corporation Ltd.** (Oil)...........      29,518
          200           State Bank of India** (Banks)..........................       1,240
          210           Tata Engineering & Locomotive Company,
                        Ltd.** (Auto/Auto Parts)...............................       1,587
                                                                                -----------
                                                                                 75,072,608
Indonesia - 0.1%
       36,600           Gulf Indonesia Resources Ltd.+ (Oil)...................     805,200
      360,500           Lippo Bank (F)** (Banks)...............................      39,327
    1,086,800           London Sumatra Indonesia (Agriculture Commodities).....     617,500
                                                                               ------------
                                                                                  1,462,027
Israel - 1.7%
    2,390,000           Bank Leumi Le-Israel (Banks)...........................   4,014,649
    2,298,600           Supersol Ltd. (Retail Trade)...........................   6,519,699
      108,700           Teva Pharmaceuticals (Pharmacy/Drugs)..................   5,158,040
       18,000           Teva Pharmaceuticals, ADR (Pharmacy/Drugs).............     851,625
                                                                               ------------
                                                                                 16,544,013
Kazakhstan - 0.3%
      240,807           Central Asia Growth Fund+ (Mutual Funds)...............   2,287,662
       42,285           Kazkommerts Bank+ (Banks)..............................     887,985
                                                                               ------------
                                                                                  3,175,647
Korea - 0.0%#
       50,000           Korea Special Opportunities Fund (Mutual Funds)........     237,500
           56           Samsung Electronics Ltd., New, GDS ***+
                        (Electronics)..........................................         907
                                                                               ------------
                                                                                    238,407
Malaysia  - 0.1%
    3,870,000           IJM Corporation Berhad (Heavy Construction)............   1,283,533

Mexico - 13.7%
      725,000           Acer Computer Latino America S.A. de C.V.+
                        (Computers & Office Equipment).........................   2,156,000
    3,806,141           Alfa S.A. de C.V.  (Conglomerates).....................  25,608,507
      230,000           Cifra S.A. de C.V., ADR+ (Retail Trade)................   5,520,000
      494,000           Corpacion Interamericana Entertainment
                        S.A., Series B+ (Entertainment)........................   3,831,782
      260,000           Empresas ICA Sociedad Controladora
                        S.A. de C.V., ADR (Heavy Construction).................   4,273,750
      357,000           Empresas La Moderna S.A. de C.V., Class A+
                        (Tobacco)..............................................   1,906,536
    2,168,000           Grupo Financiero Banorte S.A. de C.V.,
                        Class B+ (Holding).....................................   3,787,721
      370,000           Grupo Industrial Maseca S.A. de C.V.
                        (Food & Beverage)......................................   5,735,000
      520,000           Grupo Industrial Maseca S.A. de C.V.,
                        Class B (Food & Beverage)..............................     537,364
      330,000           Grupo Radio Central S.A. de C.V., ADR
                        (Broadcasting/Advertising).............................   4,702,500
      788,900           Industrias Penoles CPO (Metals & Mining)...............   3,567,914
    1,208,000           Kimberly Clark de Mexico, Class A (Pulp & Paper).......   5,762,716
      798,000           San Luis Corporacion S.A. de C.V.
                        (Metals & Mining)......................................   6,555,653
    1,089,870           Telefonos de Mexico S.A., Series L
                        (Telephone/Long Distance)..............................  61,100,837
                                                                               ------------
                                                                                135,046,280
Morocco - 0.0%#
            2           Banque Marocaine du Commerce Exterieur,
                        GDR*** (Banks).........................................          41

Pakistan - 1.2%
        2,968           Adamjee Insurance Company** (Insurance)................       5,837
          242           Engro Chemicals Pakistan** (Chemicals).................         628
    3,709,800           Fauji Fertilizer Company Ltd.**
                        (Agriculture Commodities)..............................   7,102,455
      480,866           Pakistan State Oil** (Oil).............................   4,092,270
                                                                               ------------
                                                                                 11,201,190
Peru - 0.9%
    1,768,080           Ferreyros Enrique S.A. (Holding).......................   1,868,650
       52,487           Ferreyros Enrique S.A. ADS***
                        (Metals & Mining)......................................   1,243,286
      939,610           Telefonica del Peru S.A., Class B
                        (Telephone/Networks)...................................   2,099,899
      143,800           Telefonica del Peru S.A., Series B, ADR
                        (Telephone/Networks)...................................   3,343,350
                                                                               ------------
                                                                                  8,555,185
Philippines - 0.6%
   10,461,000           Belle Corporation+ (Real Estate).......................     402,942
    4,742,000           DMCI Holdings+ (Heavy Construction)....................     140,504
    3,717,750           International Container Terminal
                        Services, Inc.+ (Shipping).............................     458,981
    2,039,600           Ionics Circuit, Inc.+ (Electronics)....................     830,948
       78,039           Keppel Philippines Holdings, Inc.,
                        Class B(**)+ (Shipping)................................       4,702
    6,413,000           Music Semiconductors Corporation+
                        (Semiconductor)........................................   2,296,012
    6,905,000           PCI Leasing and Finance, Inc.+
                        (Diversified Financial Services).......................     136,395
       78,038           Philippine Long Distance Telephone,
                        ADR (Telephone/Long Distance)..........................   1,755,850
                                                                               ------------
                                                                                  6,026,334

  The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
    Investments



COMMON STOCKS -- continued
      Shares                                                                         Value (Note 1)
Poland -- 0.3%
      40,000            NIF Privatization+ (Mutual Funds)......................$   1,418,440
     142,500            Prokom ADR+ (Software Systems).........................    1,599,563
                                                                               -------------
                                                                                   3,018,003
Portugal -- 2.9%
     135,750            Brisa-Auto Estradas+ (Heavy Construction)..............    4,862,808
      10,682            Capital Portugal Fund+ (Mutual Funds)..................    1,762,838
     141,000            Cia de Segros Tranquilidade (Insurance)................    3,386,145
     439,000            Cimpor-Cimentos de Portugal (Building Materials).......   11,506,308
       5,000            Lusomundo-SGPS, SA+ (Entertainment)....................       46,183
     186,150            Sonae InvestImentos (Retail Trade).....................    7,528,936
                                                                               -------------
                                                                                  29,093,218
Romania -- 0.1%
     168,811            Romania Growth Fund PLC+ (Mutual Funds)................    1,139,474
Russia -- 10.4%
   5,100,000            Bashkirenergo+ (Electric Utilities)....................    2,754,000
      46,389            Global Telesystems Group, Inc.**+
                        (Telephone/Networks)...................................      907,902
     145,000            Irkutskenergo, ADR (Electric Utilities)................    1,395,625
         198            Irkutskenergo, RDC***+  (Electric Utilities)...........    7,801,200
      99,800            Krasny Oktyabr+ (Food & Beverage)......................    1,384,725
      95,700            LukOil Company, ADR (Oil)..............................    8,816,363
         111            LukOil Company, RDC*** (Oil)...........................   12,767,775
         575            Russian Regional Telecommunications
                        Certificates*** (Telephone/Regional-Local).............    5,178,958
      29,400            Samarasvyazinform+ (Telephone/Local)...................    2,293,200
   1,115,700            Surgutneftegaz, ADR (Oil)..............................   11,368,983
      92,900            Tatneft, ADR+ (Oil)....................................   13,238,250
     219,400            Tatneft, Sponsored ADS*** (Oil)........................   31,264,500
     302,100            Uralmas Zavody+ (Holding)..............................    2,794,425
                                                                               -------------
                                                                                 101,965,906
South Africa -- 3.6%
     655,000            Barlow, Ltd. (Building Materials)......................    5,558,718
  12,386,641            Consolidated African Mining Company+ (Holding).........    3,563,402
     445,000            De Beers Centenary AG (Holding)........................    9,052,707
   5,895,000            Highstone Property Fund (Real Estate)..................    1,817,014
     953,724            JCI Ltd. (Diversified Financial Services)..............    4,262,508
   1,852,976            Lonrho (Conglomerates).................................    2,817,635
      32,000            Pepsi International Bottlers**+
                        (Food & Beverage)......................................    2,784,000
     359,036            Sasol, Ltd. (Oil)......................................    3,762,629
   7,330,063            South Africa Iron and Steel Industrial
                        Corporation (Steel)....................................    2,168,970
                                                                               -------------
                                                                                  35,787,583
Taiwan -- 2.4%
     973,800            ASE+ (Semiconductor)...................................    3,417,628
   2,064,800            Delta Electronic Industrial
                        (Electrical Equipment).................................    8,227,556
   2,250,420            Taiwan Semiconductor Company+ (Semiconductor)..........    7,725,580
     962,040            Yageo Corporation+ (Electronics).......................    2,182,098
     188,500            Yageo Corporation, GDR***+  (Electronics)..............    2,144,188
                                                                               -------------
                                                                                  23,697,050
Thailand -- 0.2%
     309,300            Central Pattana Public Company, Ltd. (F)
                        (Real Estate)..........................................     162,354
     384,000            Hemaraj Land and Development Public
                        Company Ltd. (F)**+ (Real Estate)......................     396,958
     164,900            Pizza Public Company Ltd. (Food & Beverage)............     300,300
     904,800            Regional Container Lines (F)** (Shipping)..............     736,634
     861,600            Tipco Asphalt Public Company Ltd. (F)+
                        (Heavy Construction)...................................     683,004
                                                                               ------------
                                                                                  2,279,250
Turkey -- 6.3%
  69,425,000            Akcansa Cimento A.S. (Cement)..........................   9,714,475
  57,875,000            Haci Omer Sabanci Holding A.S.+
                        (Diversified Financial Services).......................   3,560,464
  42,403,897            Koc Holdings (Holding).................................   9,923,228
   9,356,950            Migros Turk T.A.S. (Retail Trade)......................   8,465,274
 207,117,186            Turk Sise ve Cam+ (Glass)..............................  15,240,227
 383,324,379            Yapi Ve Kredi Bankasi A.S. (Banks).....................  14,611,641
                                                                               ------------
                                                                                 61,515,309
Ukraine -- 0.1%
     721,000            Ukraine Enterprise Corporation+
                        (Mutual Funds).........................................     945,996

Venezuela -- 4.5%
     805,000            Compania Anonima Nacional Telefonos
                        de Venezuela,  ADR (Telephone/Networks)................  33,508,125
   8,889,450            Electricidad de Caracas (Electric Utilities)...........  10,664,518
                                                                               ------------
                                                                                 44,172,643
Vietnam -- 0.0%#
      38,000            The Vietnam Frontier Fund+ (Mutual Funds)..............     237,500

TOTAL COMMON STOCKS
(Cost $770,480,589)............................................................ 812,372,870

PREFERRED STOCKS -- 13.9%

Brazil -- 13.0%
1,805,201,596           Banco Bradesco (Banks).................................  17,792,409
   97,500,000           CESP-Cia Energetica de Sao Paulo (Electric Utilities)..   5,853,232
  347,120,000           Cia Energetica de Minas Gerais (Electric Utilities)....  15,081,626
  419,583,000           Cia Paranaense de Energi (Electric Utilities)..........   5,695,697
    5,766,500           Cia Rio Grandense de Telecomunicacoes+
                        (Telephone/Networks)...................................   7,104,464
  127,920,000           Electrobras, "B" (Electric Utilities)..................   6,533,256
   52,043,843           Industrias Romi, S.A. (Machinery & Tools)..............   1,142,488
    9,488,000           Itausa Investimentos Itau (Holding)....................   7,396,228
       50,500           Kepler Weber S.A.**+ (Machinery & Tools)...............     205,430
   91,972,000           Lojas Renner S.A. (Retail Trade).......................   2,884,297
   96,937,500           Odebrecht S.A. (Heavy Construction)....................     651,433

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
    Investments



PREFERRED STOCKS - continued
     Shares                                                                   Value (Note 1)
Brazil -- continued
  117,921,300           Petroleo Brasileiro (Oil)..............................$  27,577,133
   45,515,194           Telebras (Telephone/Networks)..........................    5,191,599
   66,859,988           Telec de Minas Gerais S.A.
                        (Telephone/Regional-Local).............................    8,446,986
   32,675,828           Telec de Sao Paulo S.A.
                        (Telephone/Regional-Local).............................    8,695,304
   70,126,737           Telec do Rio Janeiro S.A.
                        (Telephone/Networks)...................................    7,288,832
      487,888           Vale do Rio Doce, "B" (Metals & Mining)................            0
      223,000           Weg S.A. (Furniture)...................................      135,872
                                                                                ------------
                                                                                 127,676,286
Greece -- 0.1%
      122,000           Delta Dairy S.A.+ (Food & Beverage)....................    1,096,001

Portugal -- 0.3%
      290,000           Lusomundo-SGPS+ (Entertainment)........................    2,654,985

Russia -- 0.5%
      134,800           LukOil Company, ADR (Oil)..............................    4,347,300
      237,800           Orenburgneftegaz+ (Oil)................................      630,170
        6,000           Samarasvyazinform+ (Telephone/Local)...................      300,000
                                                                                ------------
                                                                                   5,277,470

TOTAL PREFERRED STOCKS
(Cost $108,504,580)............................................................  136,704,742
                                                                                ------------

CONVERTIBLE BONDS -- 0.2%
Principal Amount
Mexico -- 0.1%
     $750,000           Alfa S.A. de C.V., 8.000% due 09/15/00(***)
                        (Conglomerates)........................................      873,750

Thailand -- 0.1%
    2,660,000           Central Pattana Public Company, Ltd.,
                        2.750% due 04/10/01(***) (Real Estate).................    1,463,000
       50,000           Central Pattana Public Company, Ltd.,
                        2.750% due 04/10/01(***)  (Real Estate)................       27,500
                                                                                ------------
                                                                                   1,490,500
TOTAL CONVERTIBLE BONDS
(Cost $3,518,040)..............................................................    2,364,250
                                                                                ------------

RIGHTS -- 0.0%#
       Shares
Brazil -- 0.0%#
   77,181,701           Banco Bradesco, Rights,
                        Expire 02/06/98+ (Banks)...............................      276,625
      114,100           Souza Cruz S.A., Rights, Expire 01/29/98+
                        (Tobacco)..............................................          899

TOTAL RIGHTS
(Cost $196,774)................................................................      277,524

WARRANTS -- 0.0%#
       Shares
Czech Republic -- 0.0%#
       81,300           The Czech Value Fund, Warrants
                        Expire 09/13/98+ (Mutual Funds).........................$     20,732

Malaysia -- 0.0%#
          500           Development and Commercial Bank
                        Holdings Corporation, Warrants
                        Expire 12/27/99+ (Banks)...............................           72
                                                                                ------------

TOTAL WARRANTS
(Cost $171,000)................................................................       20,804

TOTAL SECURITIES
(Cost $882,870,983)............................................................  951,740,190

REPURCHASE AGREEMENTS -- 1.6%
Principal Amount
 $7,659,500             Agreement with Bear Stearns, Tri-Party,
                        6.850% dated 12/31/97, to be repurchased
                        at $7,662,415 on 01/02/98, collateralized
                        by $7,978,528 market value of U.S. government
                        securities, having various maturities and
                        various interest rates.................................    7,659,500

  7,659,500             Agreement with United Bank of Switzerland,
                        Tri-Party, 6.900% dated 12/31/97, to be
                        repurchased at $7,662,436 on 01/02/98,
                        collateralized by $7,812,814 market value
                        of U.S. government securities, having various
                        maturities and various interest rates..................    7,659,500

TOTAL REPURCHASE AGREEMENTS
(Cost $15,319,000).............................................................   15,319,000

TOTAL INVESTMENTS -- 98.1%
(Cost $898,189,983*)...........................................................  967,059,190

OTHER ASSETS AND LIABILITIES -- 1.9%
(Net)..........................................................................   19,216,612
                                                                               -------------

NET ASSETS -- 100.0%...........................................................$ 986,275,802
                                                                               =============

 *     Aggregate cost for federal tax purposes.
 ** Illiquid security or special situation security (see note 7 to Financial Statements).
 ***   Security exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 #     Amount represents less than 0.1%.
 +     Non-income producing security.

Abbreviations:
ADR   American Depositary Receipt
ADS   American Depositary Share
EURO  Euro Trades through Euroclear
(F)   Foreign or Alien Shares
GDR   Global Depositary Receipt
GDS   Global Depositary Share
ORD   Ordinary
RDC   Russian Depository Certificate

The accompanying notes are an integral part of these financial statements.

                                                           --------------------
                                                           The Montgomery Funds
                                                           --------------------
                                                            Emerging Asia Fund
                                                           --------------------
                                                           Portfolio Highlights

I N V E S T M E N T   R E V I E W                               (Unaudited)


Q: How did the Fund perform over the second half of 1997 and over the year as a whole?

A: Over the second half, the Fund underperformed its benchmark, the MSCI All-Country Asia Free (ex-Japan) Index. Both posted a loss, however. For the year, we managed to contain the portfolio's losses relative to its benchmark. Over that period the Fund outperformed the index by 12 percentage points.

Q: Southeast Asian markets were the epicenter of the recent currency crisis. How much exposure did the Fund have to them over this period?

A: Relatively little. When the crisis began in July, the Fund had 20% of its assets in Southeast Asian markets (Singapore, Indonesia, Thailand, Malaysia and the Philippines). The volatility was initially confined to these countries, so that underweighting helped the Fund in the third quarter. Throughout the period we reduced what little exposure the Fund had to the hardest-hit markets. By year end, 9.9% of its assets were in Southeast Asian markets.

Unfortunately, the volatility spread to north Asian markets in the fourth quarter. Investors began to speculate that the Hong Kong dollar might be devalued, a threat that led Hong Kong's monetary authorities to sharply boost interest rates. Cracks also appeared in South Korea's economy, sending its equity market plummeting and forcing the country to seek a bailout, led by the International Monetary Fund (IMF). Investors panicked, sparing few Asian markets or stocks.

Q: What's your outlook for the region in 1998?

A: We believe that Asian markets will remain volatile for some time, but we expect some of them to stabilize as the year progresses. In South Korea, for example, recent political developments suggest that its government may be able to form a consensus and lead the country toward the economic reforms the IMF is requiring it to undertake. The international community has also supported South Korea by rolling over the country's outstanding loans, among other things.

We are being selective about new investments, but we do see some potentially attractive opportunities emerging. The real-estate firms that dominate Hong Kong's market have come under intense pressure from higher interest rates. Although that puts them in difficult straits over the short term, we expect interest rates to decline fairly soon. We are still intrigued by the long-term growth potential of these companies, as they may benefit from often-intense demand for property in the former colony. We've thus been taking advantage of the market's weakness to build positions in them.

Q: On that note, China/Hong Kong has been by far the Fund's largest country weighting since the Fund's inception. Do you expect that to remain the case in 1998? If so, why?

A: Yes. No matter how tumultuous the past few months have been in Asia, we do not believe that the currency crisis has derailed China/Hong Kong's long-term growth prospects. Powerful demographic trends are still under way in China, and the country's leaders now seem more willing to undertake key economic reforms.

                  ==========================================
                             PORTFOLIO MANAGEMENT
                  ------------------------------------------
                  Frank Chiang ........... Portfolio Manager


                  ==========================================
                               FUND PERFORMANCE
                  ------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
                  ------------------------------------------
                         Montgomery Emerging Asia Fund

                  Since inception (9/30/96) ....... (10.71%)
                  One year ........................ (28.30%)

                  ------------------------------------------
                          MSCI All-Country Asia Free
                               (ex-Japan) Index

                  Since 9/30/96 ..................  (32.56%)
                  One year .......................  (40.31%)

                  ------------------------------------------
                  Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES

                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY EMERGING ASIA(R)

Initial Investment:  $10,000     Period: 09/30/96 -12/97

                      Growth of       Value of          Growth of
                      Initial         Reinvested        Investment with
Date        NAV       Investment      Distributions     Distributions Reinvested
09/30/96    12.00       $10,000           $  0              $10,000
09/96       12.00       $10,000           $  0              $10,000
10/96       12.17       $10,142           $  0              $10,142
11/96       14.10       $11,750           $  0              $11,750
12/96       14.50       $12,083           $ 23              $12,106
01/97       15.34       $12,783           $ 24              $12,807
02/97       15.78       $13,150           $ 25              $13,175
03/97       15.90       $13,250           $ 25              $13,275
04/97       16.14       $13,450           $ 25              $13,475
05/97       17.37       $14,475           $ 27              $14,502
06/97       18.90       $15,750           $ 30              $15,780
07/97       19.47       $16,225           $ 31              $16,256
08/97       17.88       $14,900           $ 28              $14,928
09/97       16.81       $14,008           $ 27              $14,035
10/97       11.72       $ 9,767           $ 18              $ 9,785
11/97       10.77       $ 8,975           $ 17              $ 8,992
12/97        9.30       $ 7,750           $930              $ 8,680

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

        EMERGING ASIA                              EMERGING AREA

           LIPPER
      PACIFIC EX-JAPAN                          MSCI ASIA FR EX-JAPAN
            AVE                                          AVE
         9/96-12/97                                  9/96-12/97
DATE        RETURN       VALUE            DATE         RETURN      VALUE
Sep-96                 $10,000            Sep-96                 $10,000
Oct-96                 $ 9,834            Oct-96                 $ 9,810
Nov-96                 $10,332            Nov-96                 $10,274
Dec-96                 $10,406            Dec-96                 $10,238
Jan-97                 $10,563            Jan-97                 $10,450
Feb-97                 $10,643            Feb-97                 $10,539
Mar-97                 $10,144            Mar-97                 $ 9,944
Apr-97                 $ 9,986            Apr-97                 $ 9,795
May-97                 $10,599            May-97                 $10,238
Jun-97                 $10,925            Jun-97                 $10,613
Jul-97                 $11,096            Jul-97                 $10,702
Aug-97                 $ 9,424            Aug-97                 $ 8,804
Sep-97                 $ 9,344            Sep-97                 $ 8,764
Oct-97                 $ 7,318            Oct-97                 $ 6,816
Nov-97                 $ 6,886            Nov-97                 $ 6,349
Dec-97                 $ 6,720            Dec-97                 $ 6,112


/1/ The MSCI All-Country Asia Free (ex-Japan) Index comprises equities in 12 countries in the Asia Pacific region.

/2/ The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 69 funds.

----------------------
 The Montgomery Funds
----------------------
  Emerging Asia Fund
----------------------
     Investments


Q: What other markets are you favoring?

A: We find Taiwan attractive right now. Its market ended 1997 down a relatively moderate 7%, supported by the country's strong industrial base. It is also home to several world-class technology firms such as ASE, which manufactures integrated-circuit products and notebook computers. As of December 31, the Fund had 5.2% of its assets in Taiwan.

Q: It's been a very rough stretch for Asian markets. What advice can you offer investors who may be having second thoughts about investing there?

A: These kinds of broad sell-offs can indeed be unsettling. In fact, we think investors may be justifiably surprised at the extent and severity of the declines, which suggest to us that Asian markets have been oversold. Some of them were driven down so quickly that panic, not logic, seemed to be at work. That sort of irrationality tends to create opportunities for investors who know these markets and firms intimately.

Asian markets are not the first to go through a crisis, and we doubt that they will be the first to collapse. Mexico, for example, devalued its currency in late 1994. That caused its stock market to plummet and weakened its economy the following year. Both stabilized fairly quickly; in fact, its market posted a 54% gain (in U.S. dollar terms) in 1997. Of course, there is no guarantee that Asia's markets will recover as quickly or dramatically as Mexico did, but we do believe they will get back on track fairly soon. At times like these, investors may find the impulse to cut their losses tempting, but they may regret that decision down the road.


             ====================================================
                               TOP TEN HOLDINGS
             ----------------------------------------------------
                     (as a percentage of total net assets)

             Shangai Haixing Shipping ...................... 7.2%
             China Telecom Ltd., Sponsored ADR ............. 5.6%
             Hutchison Whampoa Ltd. ........................ 3.9%
             New World Development Company Ltd. ............ 3.8%
             China Light and Power Company ................. 3.5%
             Citic Pacific Ltd. ............................ 3.1%
             Cheung Kong Holdings .......................... 3.1%
             Hindustan Petroleum Corporation Ltd. .......... 2.9%
             Hub Power Company, GDR ........................ 2.7%
             China Everbright-IHD Holdings Ltd. ............ 2.5%


             ====================================================
                              TOP FIVE COUNTRIES
             ----------------------------------------------------
                     (as a percentage of total net assets)

            China/Hong Kong ............................... 63.3%
            India ......................................... 10.8%
            Taiwan ......................................... 5.2%
            Pakistan ....................................... 4.2%
            Philippines .................................... 4.1%



P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS - 84.5%

   Shares                                                         Value (Note 1)

China/Hong Kong -- 63.3%

 3,200,000        An Hui Conch Cement Company Ltd.+
                  (Building Products)............................ $      557,491
 9,000,000        Benefun International Holdings Ltd.+
                  (Apparel Manufacturers)........................        499,419
    40,000        Bengang Steel Plate+ (Steel)...................          8,879
   150,000        Cheung Kong Holdings (Real Estate).............        982,385
 1,000,000        China Everbright-IHD Holdings Ltd.+
                  (Holding)......................................        806,555
   200,000        China Light and Power Company
                  (Electric Utilities)...........................      1,109,821
   400,000        China Merchants Holdings (Chemicals)...........        410,376
   190,000        China National Aviation+ (Air Freight).........         40,212
 1,100,000        China Resources Beijing Land (Real Estate).....        525,229
   350,000        China Resources Enterprises Ltd. (Holding).....        781,391
   251,000        Citic Pacific Ltd. (Holding)...................        997,651
    20,000        China Southern Airlines Company Ltd.,
                  ADR+ (Transportation)..........................        263,750
    53,900        China Telecom Ltd., Sponsored ADR+
                  (Telephone)....................................      1,809,019
 1,499,000        Concord Land Development Company
                  Ltd. (Real Estate).............................        590,005
 6,000,000        DC Finance Holdings Ltd.+ (Real Estate)........        410,375
   800,000        First Tractor Company Ltd.+
                  (Heavy Construction)...........................        482,643
 2,000,000        Giordano International Ltd. (Retail Trade).....        690,412
 1,000,000        Guangdong Investment Company Ltd.
                  (Real Estate)..................................        664,602

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                             Emerging Asia Fund
                                                           ---------------------
                                                           I n v e s t m e n t s

COMMON STOCKS -- continued

  Shares                                                        Value (Note 1)

China/Hong Kong -- continued
   32,300        HSBC Holdings (Banks)......................... $      796,141
  200,000        Hutchison Whampoa Ltd. (Conglomerates)........      1,254,355
  350,000        New World Development Company Ltd.
                 (Holding).....................................      1,210,479
  241,000        New World Infrastructure Ltd.+
                 (Heavy Construction)..........................        542,709
2,500,000        Pacific Concord Holdings (Conglomerates)......        590,399
9,000,000        Shangai Haixing Shipping+ (Shipping)..........      2,299,652
  200,000        Shanghai Industrial Holdings Ltd.
                 (Conglomerates)...............................        743,322
   50,000        Sun Hung Kai Properties (Real Estate).........        348,432
  200,000        Television Broadcasts Ltd. (Television).......        570,396
  799,800        Wafangdian Bearing Group Company, Ltd.+
                 (Auto/Auto Parts).............................        319,961
                                                                       -------
                                                                    20,306,061
Indonesia -- 1.5%
  360,000        London Sumatra Ord
                 (Agriculture Commodities).....................        204,546
   25,000        PT Telekomunikas Indonesia, ADR (Telephone)...        276,563
                                                                       -------
                                                                       481,109
Korea -- 2.0%
   18,260        Pohang Iron & Steel Company Ltd. (Steel)......        504,364
    5,571        Samsung Electronics Company (Electronics).....        126,210
                                                                       -------
                                                                       630,574
Pakistan -- 4.2%
  250,000        Fauji Fertilizer Company Ltd.**
                 (Agriculture Commodities).....................        478,628
   28,000        Hub Power Company, GDR+
                 (Electric Utilities)..........................        871,500
                                                                       -------
                                                                     1,350,128
Philippines -- 4.1%
1,230,000       International Container Terminal
                Services, Inc.+ (Shipping).....................        151,852
  200,000       Manila Electric Company, Class B
                (Electric Utilities)...........................        661,728
    2,600       Philippine Long Distance Telephone
                (Telephone/Long Distance)......................         56,494
   20,000       Philippine Long Distance Telephone, ADR
                (Telephone/Long Distance)......................        450,000
                                                                       -------
                                                                     1,320,074
Singapore -- 2.5%
   64,000       Singapore Press Holdings Ltd. (Publishing).....        801,187

Taiwan -- 5.1%
  135,480       ASE+ (Semiconductor)...........................        475,478
   97,600       Delta Electronic Industrial
                (Electrical Equipment).........................        388,904
  247,000       Hung Sheng Construction Ltd.
                (Real Estate)..................................        397,471
  225,005       United World Chinese Commercial Bank
                (Banks)........................................        393,112
                                                                       -------
                                                                     1,654,965

Thailand -- 1.8%
 130,000       Bangkok Bank Company Ltd. (Banks)...............        334,226
  30,000       Siam Cement Public Company Ltd.
               (Building Materials)............................        244,242
                                                                       -------
                                                                       578,468
TOTAL COMMON STOCKS
(Cost $36,105,748).............................................     27,122,566
                                                                    ----------
PREFERRED STOCK -- 0.0%#
(Cost $3,142)

Korea -- 0.0%#
      60       Samsung Electronics Corporation
               (Electronics)...................................          1,318
                                                                         -----
RIGHTS -- 0.1%
(Cost $29,874)
Taiwan -- 0.1%
  45,001       United World Chinese Commercial Bank+
               (Banks).........................................         23,448
                                                                        ------
TOTAL SECURITIES
(Cost $36,138,764).............................................     27,147,332
                                                                    ----------
REPURCHASE AGREEMENTS -- 8.4%
Principal Amount
$1,340,500     Agreement with Bear Stearns, Tri-Party,
               6.850% dated 12/31/97, to be repurchased
               at $1,341,010 on 01/02/98, collateralized by
               $1,396,333 market value of U.S. government
               securities, having various maturities and
               various interest rates..........................      1,340,500

 1,340,500     Agreement with BZW Securities, Tri-Party,
               6.900% dated 12/31/97, to be repurchased
               at $1,341,014 on 01/02/98, collateralized by
               $1,367,310 market value of U.S. government
               securities, having various maturities and
               various interest rates..........................      1,340,500
                                                                     ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $2,681,000)..............................................      2,681,000
                                                                     ---------

TOTAL INVESTMENTS -- 93.0%
(Cost $38,819,764*)............................................     29,828,332

OTHER ASSETS AND LIABILITIES -- 7.0%
(Net)..........................................................      2,255,648
                                                                     ---------
NET ASSETS -- 100.0%...........................................$    32,083,980
                                                                    ==========

*  Aggregate cost for federal tax purposes.
** Illiquid security or special situation security (see note 7 to Financial
   Statements).
+  Non-income producing security.
#  Amount represents less than 0.1%.

Abbreviations:
ADR   American Depositary Receipt
GDR   Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
 Latin America Fund
---------------------
Portfolio  Highlights

    (Unaudited)




              ==================================================
                             PORTFOLIO MANAGEMENT
              --------------------------------------------------
              Jesus Duarte ................... Portfolio Manager



              ==================================================
                               FUND PERFORMANCE
              --------------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
              --------------------------------------------------
                         Montgomery Latin America Fund

              Since inception (6/30/97) ................ (6.46%)
              --------------------------------------------------
                           IFCG Latin America Index

              Since 6/30/97 ............................ (7.77%)
              --------------------------------------------------
              Performance is cumulative and for a limited period of time. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment


                           [LINE GRAPH APPEARS HERE]

                        Montgomery         IFCG Latin   Lipper
                        Latin America      America      Latin America
     Dates              Fund               Index/1/     Funds Average/2/
     -----              --------------     ----------   -----------------

                     INDEX HYPOTHETICAL GROWTH FOR 10,000


                              LATIN AMERICA FUND

                                    LIPPER
                             LATIN AMERICA GROWTH
                                      AVE
                                  6/97-12/97
                          DATE      RETURN      VALUE
                       ---------------------------------

                          Jun-97               $10,000
                          Jun-97               $10,646
                          Aug-97               $ 9,681
                          Sep-97               $10,547
                          OCt-97               $ 8,472
                          Nov-97               $ 8,751
                          Dec-97               $ 9,259


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY LATIN AMERICA(R)
Initial Investment: $10,000        Period:  06/30/97 - 12/97

                    Growth of        Value of          Growth of
                    Initial          Reinvested        Investment with
Date      Nav       Investment       Distributions     Distributions Reinvested
06/30/97  12.00     $10,000             $   0               $10,000
06/97     12.00     $10,000             $   0               $10,000
07/97     12.24     $10,200             $   0               $10,000
08/97     11.69     $ 9,742             $   0               $ 9,742
09/97     12.85     $10,708             $   0               $10,708
10/97     10.13     $ 8,442             $   0               $ 8,442
11/97     10.63     $ 8,858             $   0               $ 8,858
12/97     11.00     $ 9,167             $ 187               $ 9,354

--------------------------------------------------------------------------------
                       IFC LATIN AMERICA GLOBAL REGIONAL
                       ---------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  FROM           FROM
  MONTHLY                       INCEPTION      INCEPTION        1 YEAR         3 YEAR         3 YEAR
  RETURN    DATE      VALUE     CUMULATIVE     ANNUALIZED     CUMULATIVE     CUMULATIVE     ANNUALIZED
-------------------------------------------------------------------------------------------------------
             6/30/97  10,000.00
   5.7546%   7/31/97  10,575.46    5.7546%
  -8.3710%   8/31/97   9,690.19   -3/0981%
   8.0116%   9/30/97  10,466.53    4.6653%
 -18.9500%  10/31/97   8,483.12  -15.1688%
   2.7154%  11/30/97   8,713.47  -12.8653%
   5.8529%  12/31/97   9,223.46   -7.7654%

/1/ The IFCG Latin America Index measures the performance of selected stocks of seven countries in Latin America.

/2/ The Lipper Latin America Funds Average universe consists of 35 funds.


I N V E S T M E N T   R E V I E W

Q: How did the Fund perform from its inception-June 30, 1997-through the end of the year?

A: It outperformed its benchmark, the International Finance Corporation Global Latin America Index. Both the Fund and the index posted a loss over that period, however.

Q: What factors drove the Fund in the second half of 1997?

A: When the Southeast Asian currency crisis unfolded during the summer, Latin American markets were not much affected at first. Eventually, the ripple effects spread. The fear among investors-so far unrealized-was that Latin America's economies could be heading for the same problems as those in Southeast Asia. These sell-offs created a difficult environment for the Fund in October and November, but it began to stabilize in December as Latin American markets recovered.

Q: Since the Fund's inception, Brazil has been its largest country weighting. How did that market react to the Asian crisis?

A: As Latin America's largest and most liquid stock market, Brazil-which had been one of the world's best-performing markets in the first half of 1997-bore the brunt of the sell-offs. The news from Asia heightened investors' concerns about Brazil's sizable current account deficit. There was also speculation about the stability of its currency, the real, which prompted the central bank to defend it. It also doubled interest rates (from 20% to more than 40% annually) to keep capital in the country, draw in dollars and help shrink its current account deficit, among other goals. Brazil continues to run a budget deficit, though. Its outstanding short- and medium-term debt has also increased, in some cases requiring rollovers. Nonetheless, we have been encouraged by Brazil's recent efforts to address its budget imbalances. We feel that its policy measures clearly differentiate it from emerging markets that have not yet heeded investors' demands for economic reform.

We believe that there are other reasons to be positive about Brazil. By our calculations, it is one of the cheapest markets in the world right now. On a research trip to the country, we were also encouraged by the overall optimism of the business executives we met. Like us, many of them believe that the government is resolved to privatize, achieve further productivity gains and open up the economy. Given our positive outlook, Brazil remains the Fund's largest country weighting.

Q: Mexico has been the portfolio's second largest country weighting since the Fund's inception. What's your view of that market now?

A: We think it's important to be selective in Mexico right now. On a recent research trip there, we concluded that its economic growth in 1998 may be lower, and its inflation higher, than most economists expect. Many of the country's firms have accumulated heavy foreign liabilities in recent years, and a number of its banks face bad debts, which could cause the peso to weaken. As a result, we're avoiding highly leveraged firms. We're also steering clear of cyclical companies that we think may be vulnerable to Asia's slowdown. We do like a few

                                                           ---------------------
                                                           The Montgomery Funds
                                                           ---------------------
                                                            Latin America Fund
                                                           ---------------------
                                                           I n v e s t m e n t s


domestically oriented companies that have some exposure to other Latin American countries and are situated in high-growth sectors, such as our second largest holding at year end, Corporacion Interamericana Entertainment. Given the other issues facing Mexico, however--such as the government's ongoing military presence in the states of Chiapas and Guerrero--we are taking a cautious stance toward the country. In January we reduced the Fund's stake in Mexico to about 24% of assets from roughly 32% at year end and redistributed assets to markets that we believe are healthier, such as Brazil, Venezuela and Colombia.

Q: Do you think the Asian crisis will have a significant impact on other Latin American markets? If so, is there still a good reason to invest in Latin America?

A: With the exception of Peru, Latin American countries trade very little with Asia, so we don't think most of them are directly vulnerable to lower demand from the region. That said, Asia's currency devaluations could put Latin American manufacturers at a competitive disadvantage in markets where they vie with Asian exporters. Generally, however, the export volume of countries such as Mexico depends on demand from the United States, and we expect that to remain healthy in 1998.

The issue in Latin America and other emerging markets now appears to be one of investors' confidence, or lack thereof. We have seen some evidence that sentiment is recovering in early 1998, and inflows into Latin America are increasing. In addition, we think that the many long-term arguments for investing in the region are still valid. Many countries continue to implement reforms such as privatization and deregulation. The political situation in Latin America is generally much more stable than it was just a decade ago. So despite last year's volatility, we still have great confidence in Latin America's long-term potential.

                 =============================================
                               TOP TEN HOLDINGS
                 ---------------------------------------------
                     (as a percentage of total net assets)

                 Telec Brasileiras--Telebras ON ........ 12.6%
                 Corporacion Interamericana
                 Entertainment S.A., Series B ........... 9.4%
                 Pepsi-Gemex S.A., GDR .................. 6.8%
                 Grupo Fernandez Editores
                 S.A. de C.V., Series B ................. 5.1%
                 Electrobras ............................ 5.0%
                 Petroleo Brasileiro .................... 4.6%
                 Grupo Televisa S.A., GDR ............... 4.2%
                 Telebras, ADR .......................... 4.0%
                 Confab Industrial S.A. ................. 3.9%
                 Ericsson Telecomunicacoes .............. 3.5%

                 ==============================================
                              TOP FIVE COUNTRIES
                 ---------------------------------------------
                     (as a percentage of total net assets)

                 Brazil ................................ 54.3%
                 Mexico ................................ 32.0%
                 Columbia ............................... 5.4%
                 Venezuela .............................. 5.1%
                 Argentina .............................. 1.5%




P O R T F O L I O  I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 79.0%

     Shares                                                       Value (Note 1)

Argentina -- 1.5%
     4,100     Banco Frances del Rio de la Plata,
               ADR (Banks)........................................$      112,238

Brazil -- 35.0%
26,500,000     Banco do Brasil S.A. (Banks).......................       195,892
    14,000     CESP-Cia Energetica de Sao Paulo, ADR
               (Electric Utilities)...............................       258,125
 7,630,000     Electrobras (Electric Utilities)...................       379,432
     2,100     Electrobras, GDS** (Electric Utilities)..........         228,900
     2,600     Telebras, ADR (Telephone/Networks).................       302,738
 9,330,000     Telec Brasileiras-Telebras ON
               (Telephone/Networks)...............................       948,842
   413,362     Telec de Sao Paulo S.A.
               (Telephone/Regional-Local).........................       109,999
    37,000     TV Filme, Inc., ADR+ (Cable Television)............       219,688
                                                                       ---------
                                                                       2,643,616
Colombia -- 5.4%
    13,000     Bell Canada International Inc.+
               (Telecommunications/Wireless)......................       200,687
    52,000     Carulla Y Cia S.A., ADR (Retail)...................       208,000
                                                                       ---------
                                                                         408,687
Mexico -- 32.0%
    55,000     Acer Computer Latino America S.A. de
               C.V.+ (Computers & Office Equipment)..............       163,559
    91,200     Corporacion  Interamericana Entertainment
               S.A., Series B+ (Entertainment)....................       707,406
 1,659,000     Grupo Fernandez Editores S.A. de C.V.,
               Series B+ (Newspapers/Publishing)..................       388,515
   115,000     Grupo Financiero Banorte S.A. de C.V.,
               Class B+ (Holding).................................       200,917
     8,200     Grupo Televisa S.A., GDR+
               (Broadcasting/Advertising).........................       317,237

The accompanying notes are an integral part of these financial statements.

---------------------
The Montogomery Funds
---------------------
  Latin America Fund
---------------------
I n v e s t m e n t s

COMMON STOCKS - continued
  Shares                                                         Value (Note 1)
Mexico - continued
  35,400       Pepsi-Gemex S.A., GDR (Food & Beverage)            $      511,087
   2,200       Telefonos de Mexico S.A., ADR
               (Telephone/Long Distance)..........................       123,337
                                                                         -------
                                                                       2,412,058
Venezuela - 5.1%
  42,000       Corimon C.A., ADR+ (Paint).........................       246,750
  34,000       Sivensa, ADR+ (Auto/Auto Parts)....................       136,000
                                                                         -------
                                                                         382,750
TOTAL COMMON STOCKS
(Cost$6,485,057)..................................................     5,959,349
                                                                       ---------
PREFERRED STOCKS - 19.3%
Brazil - 19.3%
28,000,000     Banco de Credito Nacional (Banks)..................       243,358
   181,000     Cia Riograndense de Telecomunicacoes+
               (Telephone/Networks)...............................       222,996
   166,000     Confab Industrial S.A.+ (Steel)....................       294,503
 8,200,000     Ericsson Telecomunicacoes+
               (Telecommunications)...............................       263,035
 1,492,000     Petroleo Brasileiro (Oil)..........................       348,920
 1,030,000     Telec do Rio Janeiro S.A.+
               (Telephone/Networks)...............................        90,444
                                                                          ------
TOTAL PREFERRED STOCKS
(Cost $1,900,178) ................................................     1,463,256
                                                                       ---------
TOTAL INVESTMENTS - 98.3%
(Cost $8,385,235*) ...............................................     7,422,605

OTHER ASSETS AND LIABILITIES - 1.7%
(Net) ............................................................       125,353

NET ASSETS - 100.0% ..............................................$    7,547,958
                                                                       =========

(*)  Aggregate cost for federal tax purposes.
(**) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+    Non-income producing security.

Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
GDS  Global Depositary Share

The accompanying notes are an integral part of these financial statements.

                                                       -------------------------
                                                          The Montgomery Fund
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                          Portfolio Highlights

                                                               (Unaudited)


INVESTMENT REVIEW

Q: The Fund underperformed its benchmark, the MSCI World Index, during the second half. Why?

A: Probably the most significant factor was the Fund's underweighting in the United States relative to the index. At the end of 1997, the United States made up about 50% of the MSCI World Index, which weights stocks (and, by extension, countries) by their market capitalizations. Although the U.S. was one of the Fund's largest country weightings throughout 1997, it still accounted for only about 15 to 18% of the portfolio. As a result, the Fund was at somewhat of a disadvantage to the index, given the U.S. market's resiliency during the second half and its strength earlier in the year.

Q: Why did you underweight the United States relative to the index?

A: The foundation of our investment process is bottom-up stock picking, so we don't target countries or sectors per se. We seek firms that we think have improving earnings and cash-flow growth, a leading competitive position and reasonably valued shares, among other qualities. Although a number of U.S. companies have met our first few criteria, relatively few of them trade at valuations we find attractive.

We believe that there are more opportunities in Europe. The region's economies appear to be gaining momentum, especially in relation to the United States. They're also at the early stages of restructuring and deregulation, two trends that, as they played out in the United States, helped fuel the market's rally. Of course, there's no guarantee that the same thing will happen in Europe, but we do think that these trends create a positive backdrop for the companies in which we invest.

Q: You said you don't target particular sectors, but the Fund seems to be overweighted in some industries. Is that a contradiction?

A: No. Our bottom-up investment process occasionally turns up a number of potentially attractive stocks that happen to be concentrated in one sector. Right now, for instance, we believe that there are several exciting pockets of opportunity in our investment universe. European fee-based asset managers are particularly intriguing to us. Investors tend to focus on the banking and insurance operations of firms such as Switzerland's Julius Baer and Sweden's Swedbank, overlooking their entry into the asset gathering business. As a result, we think that many of these firms are trading at significant discounts to their cash-flow and earnings potential. We believe that they could reap profits from the deregulation of Europe's financial services industry under the European Economic & Monetary Union (EMU).

Deregulation may also create opportunities for European electric utilities and transportation firms, another area in which we've found potentially attractive stocks. We also think that there may be pockets of opportunity among wireless technology and equipment providers, which could benefit from the need of many countries to construct or upgrade their communications networks. The Fund also has significant exposure to health-care providers and pharmaceutical makers. Many of these companies are restructuring and merging to reduce costs (especially in the area of drug development) and


                              ====================
                              PORTFOLIO MANAGEMENT
                              --------------------
John D. Boich, CFA .....................................Senior Portfolio Manager
Oscar A. Castro, CFA .....................................................Senior
                                                               Portfolio Manager

                          ============================
                                FUND PERFORMANCE
                          ----------------------------
                          Average annual total returns
                          for the period ended 12/31/97

                          ----------------------------
                                   Montgomery
                            Global Opportunities Fund
Since inception (9/30/93) .............................................   13.23%
One year ..............................................................   11.05%
Three years ...........................................................   16.10%

                          ----------------------------
                                MSCI World Index
Since 9/30/93 .........................................................   13.19%
One year ..............................................................   15.76%
Three years ...........................................................   16.62%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY GLOBAL OPPORTUNITIES(R)

Initial Investment:  $10,000     Period: 09/30/93 -12/97

                      Growth of       Value of          Growth of
                      Initial         Reinvested        Investment with
Date       NAV        Investment      Distributions     Distributions Reinvested
09/30/93    12.00       $10,000          $    0              $10,000
09/93       12.00       $10,000          $    0              $10,000
10/93       12.83       $10,692          $    0              $10,692
11/93       12.85       $10,708          $    0              $10,708
12/93       14.22       $11,850          $    0              $11,850
01/94       15.04       $12,533          $    0              $12,533
02/94       14.82       $12,350          $    0              $12,350
03/94       13.81       $11,508          $    0              $11,508
04/94       13.98       $11,650          $    0              $11,650
05/94       13.82       $11,517          $    0              $11,517
06/94       12.92       $10,767          $    0              $10,767
07/94       13.46       $11,217          $    0              $11,217
08/94       14.23       $11,858          $    0              $11,858
09/94       13.93       $11,608          $    0              $11,608
10/94       14.26       $11,883          $    0              $11,883
11/94       12.83       $10,692          $  404              $11,096
12/94       12.53       $10,442          $  394              $10,836
01/95       11.90       $ 9,917          $  375              $10,292
02/95       12.05       $10,042          $  379              $10,421
03/95       11.96       $ 9,967          $  376              $10,343
04/95       12.33       $10,275          $  388              $10,663
05/95       12.70       $10,583          $  400              $10,983
06/95       13.25       $11,042          $  417              $11,459
07/95       13.97       $11,642          $  440              $12,082
08/95       13.72       $11,433          $  433              $11,866
09/95       14.24       $11,867          $  448              $12,315
10/95       13.91       $11,592          $  438              $12,030
11/95       14.27       $11,892          $  511              $12,403
12/95       14.62       $12,183          $  524              $12,707
01/96       14.94       $12,450          $  535              $12,985
02/96       15.29       $12,742          $  547              $13,289
03/96       15.80       $13,167          $  566              $13,733
04/96       16.74       $13,950          $  600              $14,550
05/96       17.17       $14,308          $  615              $14,923
06/96       16.96       $14,133          $  608              $14,741
07/96       15.84       $13,200          $  568              $13,768
08/96       16.43       $13,692          $  588              $14,280
09/96       17.12       $14,267          $  613              $14,880
10/96       16.43       $13,692          $1,130              $14,822
11/96       17.13       $14,275          $1,178              $15,453
12/96       16.73       $13,942          $1,329              $15,271
01/97       17.48       $14,567          $1,389              $15,956
02/97      17.20        $14,333          $1,367           $15,700
03/97      16.99        $14,158          $1,350           $15,508
04/97      17.05        $14,208          $1,355           $15,563
05/97      18.30        $15,250          $1,454           $16,704
06/97      19.17        $15,975          $1,523           $17,498
07/97      20.04        $16,700          $1,592           $18,292
08/97      19.15        $15,958          $1,522           $17,480
09/97      20.18        $16,817          $1,603           $18,420
10/97      18.35        $15,292          $1,458           $16,750
11/97      18.56        $15,467          $1,474           $16,941
12/97      14.63        $12,192          $4,767           $16,959

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

    GLOBAL OPPORTUNITIES                        GLOBAL OPPORTUNITIES

           LIPPER
           GLOBAL                                 MSCI WORLD IX ND
             AVE                                         AVE
         9/93-12/97                                  9/93-12/97
  DATE      RETURN        VALUE              DATE      RETURN        VALUE
--------------------------------------------------------------------------------
Sep-93                   $10,000           Sep-93                   $10,000
Oct-93                   $10,404           Oct-93                   $10,273
Nov-93                   $10,118           Nov-93                   $ 9,690
Dec-93                   $10,898           Dec-93                   $10,161
Jan-94                   $11,409           Jan-94                   $10,829
Feb-94                   $11,159           Feb-94                   $10,687
Mar-94                   $10,679           Mar-94                   $10,224
Apr-94                   $10,851           Apr-94                   $10,337
May-94                   $10,835           May-94                   $10,562
Jun-94                   $10,625           Jun-94                   $10,530
Jul-94                   $10,993           Jul-94                   $10,728
Aug-94                   $11,324           Aug-94                   $11,049
Sep-94                   $11,114           Sep-94                   $10,756
Oct-94                   $11,284           Oct-94                   $11,059
Nov-94                   $10,784           Nov-94                   $10,577
Dec-94                   $10,687           Dec-94                   $10,677
Jan-95                   $10,376           Jan-95                   $10,514
Feb-95                   $10,552           Feb-95                   $10,665
Mar-95                   $10,827           Mar-95                   $11,177
Apr-95                   $11,174           Apr-95                   $11,563
May-95                   $11,407           May-95                   $11,660
Jun-95                   $11,587           Jun-95                   $11,654
Jul-95                   $12,177           Jul-95                   $12,234
Aug-95                   $12,005           Aug-95                   $11,959
Sep-95                   $12,245           Sep-95                   $12,305
Oct-95                   $11,998           Oct-95                   $12,108
Nov-95                   $12,207           Nov-95                   $12,526
Dec-95                   $12,436           Dec-95                   $12,890
Jan-96                   $12,777           Jan-96                   $13,120
Feb-96                   $12,919           Feb-96                   $13,197
Mar-96                   $13,164           Mar-96                   $13,414
Apr-96                   $13,585           Apr-96                   $13,727
May-96                   $13,741           May-96                   $13,736
Jun-96                   $13,696           Jun-96                   $13,803
Jul-96                   $13,104           Jul-96                   $13,312
Aug-96                   $13,435           Aug-96                   $13,462
Sep-96                   $13,825           Sep-96                   $13,987
Oct-96                   $13,844           Oct-96                   $14,081
Nov-96                   $14,513           Nov-96                   $14,868
Dec-96                   $14,519           Dec-96                   $14,627
Jan-97                   $14,343           Jan-97                   $14,800
Feb-97                   $14,931           Feb-97                   $14,968
Mar-97                   $14,697           Mar-97                   $14,669
Apr-97                   $14,914           Apr-97                   $15,146
May-97                   $15,771           May-97                   $16,078
Jun-97                   $16,430           Jun-97                   $16,877
Jul-97                   $17,243           Jul-97                   $17,651
Aug-97                   $16,230           Aug-97                   $16,468
Sep-97                   $17,190           Sep-97                   $17,360
Oct-97                   $16,073           Oct-97                   $16,443
Nov-97                   $16,136           Nov-97                   $16,731
Dec-97                   $16,342           Dec-97                   $16,933


/1/ The Morgan Stanley Capital International World Index measures the performance of selected stocks in 23 developed countries. The Index is presented net of dividend withholding taxes.

/2/ The Lipper Global Funds Average universe consists of 69 Funds.

------------------------------
   The Montgomery Funds
------------------------------
 Global Opportunities Fund
------------------------------
       Investments

                     =====================================
                               TOP TEN HOLDINGS
                     -------------------------------------
                     (as a percentage of total net assets)

National Express Group ...................................................  2.9%
Unilever NV ADR ..........................................................  2.6%
United Utilities PLC, ORD ................................................  2.6%
Glaxo Wellcome PLC .......................................................  2.5%
ASM Lithography Holding N.V ..............................................  2.4%
Portugal Telecom .........................................................  2.4%
Mannesmann AG ............................................................  2.4%
Telefonica Nacional de Espana ............................................  2.4%
Nokia Corporation AB, Series A ...........................................  2.3%
General Nutrition Center, Inc. ...........................................  2.3%

                     =====================================
                              TOP FIVE COUNTRIES
                     -------------------------------------
                     (as a percentage of total net assets)
United States ............................................................ 18.4%
Great Britain ............................................................ 14.0%
Netherlands .............................................................. 10.3%
Italy ....................................................................  9.5%
France ...................................................................  6.2%


strengthen their competitive positions. The portfolio also holds a number of information-technology firms, which may benefit from the trend toward outsourcing in Europe.

Q: Doesn't the volatility of international markets in 1997 refute the argument that an investor can diversify his or her portfolio by investing overseas?

A: When discussing the merits or demerits of investing in foreign markets, it's important to make a distinction between their return potential and their diversification potential. From the first perspective, there's no denying that some foreign markets-Asian exchanges in particular-were very disappointing last year. That wasn't true of all international markets, however. Europe's markets posted strong gains for the year. In fact, the unmanaged Eurotrack 100 Index (composed of Europe's 100 largest listed firms) outperformed the S&P 500 in 1997. The Eurotrack gained roughly 49% to the S&P's 33%. That's really the unsung story of 1997. And we believe European markets may continue to be strong in 1998.

From the second perspective-that of diversification-it's also hard to make the case that international equities didn't live up to their billing in 1997. Last year the performance of international markets varied widely, suggesting that they may still be useful diversifiers. If all foreign markets had mimicked the rallying U.S. market, they might be more likely to follow the United States on the downside too. Consider Japan: While the U.S. market (as represented by the S&P 500) gained 33% in 1997, the Japanese market (as represented by the Nikkei 225 Index) lost roughly a quarter of its value in U.S. dollar terms. In fact, throughout the 1990s the U.S. market has been enjoying one of its strongest and longest-lived rallies in history, while Japan has been grappling with one of its grisliest bear markets ever. It can be difficult to see the value of investing overseas when the U.S. market has been performing so well and a market such as Japan's has been performing so poorly. But when the tables are turned, we believe that investors will be grateful they diversified.

PORTFOLIO INVESTMENTS

December 31,     1997 (unaudited)

COMMON STOCKS - 100.3%
  Shares                                                         Value (Note 1)
Canada - 1.9%
 18,700             Cognos, Inc.+ (Software Systems).................. $ 431,269

Finland - 4.5%
 90,600             Merita PLC+ (Banks)...............................   494,632
  7,500             Nokia Corporation AB, Series A**
                    (Telecommunications Equipment)....................   532,305
                                                                         -------
                                                                       1,026,935
France - 6.2%
  2,873             Atos (Ex-Amime)+ (Computer Services) .............   370,340
  5,470             AXA S.A. (Insurance) .............................   423,153
  2,186             Eaux (Cie Generale des) (Conglomerates) . ........   305,023
  8,200             France Telecom SA (Telephone-Integrated) .........   297,352
                                                                         -------
                                                                       1,395,868
Germany - 5.2%
    380             Axel Springer Verlag, Class A**
                    (Newspapers/Publishing)...........................   255,586
 20,700             Deutsche Lufthansa AG (Airlines)..................   396,971
  1,065             Mannesmann AG (Auto/Auto Parts)...................   538,124
                                                                         -------
                                                                       1,190,681
Great Britain - 14.0%
358,400             Aegis Group (Broadcasting/Advertising)............   403,203
 23,800             Glaxo Wellcome PLC (Pharmacy/Drugs)...............   562,866
 59,110             National Express Group PLC
                    (Transportation Services).........................   665,478
    300             National Power PLC, ORD (Electric Utilities)......     2,956
102,000             Orange PLC+ (Telephone/Wireless)..................   442,252
 32,642             Reckitt and Colman PLC
                    (Cosmetics & Personal Care).......................   511,971

The accompanying notes are an integral part of these financial statements.

                                                       -------------------------
                                                          The Montgomery Funds
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                         I n v e s t m e n t s


COMMON STOCKS -- continued
     Shares                                                       Value (Note 1)
Great Britain -- continued
    45,324   United Utilities PLC, ORD (Water Utilities)           $    580,615
                                                                        -------
                                                                      3,169,341
Hong Kong -- 5.8%
   614,000   China Southern Airlines Ltd. ORD**+
             (Air Freight) .........................................    158,472
   834,000   Goldlion Holdings Ltd. Ord
             (Wholesale Distributions) .............................    277,139
   207,000   New World Infrastructure Ltd.**+
             (Building-Heavy Construction) .........................    466,144
   213,500   Smartone Telecommunications
             (Cellular Communications) .............................    411,902
                                                                        -------
                                                                      1,313,657
Ireland -- 2.0%
     1,100   Axogen Limited Units+
             (Cosmetics & Personal Care) ...........................     43,725
     7,800   Elan Corporation PLC, ADR**+
             (Pharmacy/Drugs) ......................................    399,263
                                                                        -------
                                                                        442,988
Italy -- 9.5%
   354,000   Banco Di Roma (Money Center Banks) ....................    357,202
    11,500   Gucci Group (Retail Trade) ............................    481,563
    63,200   Telecom Italia Mobile Di Risp
             (Telephone/Wireless) ..................................    179,704
    95,000   Telecom Italia Mobile SpA
             (Telephone/Wireless) ..................................    438,482
    45,100   Telecom Italia Di Risp (Telephone) ....................    198,858
    78,200   Telecom Italia SpA (Telephone) ........................    499,525
                                                                        -------
                                                                      2,155,334
Japan -- 4.9%
     4,500   Advantest Corporation (Semiconductor)..................    255,075
    32,000   Mori Seiki** (Machinery & Tools) ......................    330,908
     5,800   Sony Corporation (Electronics) ........................    515,358
                                                                        -------
                                                                      1,101,341
Netherlands -- 10.3%
     8,200   ASM Lithography Holding N.V.+
             (Semiconductor) .......................................    554,013
    10,300   ING NV (Money Center Banks) ...........................    433,802
    15,100   Ispat International NV+ (Steel Production) ............    326,537
     7,300   Philips Electronics NV
             (Electronic Components-Miscellaneous).. ...............    437,777
     9,400   Unilever NV ADR
             (Consumer Products-Miscellaneous) .....................    586,913
                                                                        -------
                                                                      2,339,042
Portugal -- 4.4%
    11,800   Portugal Telecom S.A. (Telephone-Integrated)               547,525
     4,280   Telecel-Comunicacaoes Pessoais S.A.+
             (Cellular Telecommunications)..........................    456,022
                                                                        -------
                                                                      1,003,547
Spain -- 4.1%
    21,100   Baron De Ley+ (Beverages-Wine/Spirits)..                   398,871
    18,800   Telefonica Nacional de Espana**
             (Telephone/Networks)...................................    536,790
                                                                        -------
                                                                        935,661
Sweden -- 5.3%
    33,000   Allgon AB, Class B (Electronic
             Components-Miscellaneous)                                  444,716
     9,448   Ericsson (L.M.) Telephone Company,
             Class B (Telecommunications Equipment) ................    355,197
    17,200   ForeningsSparbanken AB
             (Commercial Banks-Europe) .............................    391,012
                                                                        -------
                                                                      1,190,925
Switzerland -- 3.8%
       190   Baloise Holding+ (Multi-Line Insurance).. .............    351,363
       315   Novartis AG (Pharmacy/Drugs) ..........................    510,758
                                                                        -------
                                                                        862,121
United States -- 18.4%
     5,300   Anchor Gaming+ (Casino Services) ......................    295,475
    41,600   Carson, Inc.+ (Cosmetics & Personal Care) .............    278,200
     8,250   Cisco Systems Inc.+
             (Computers & Office Equipment) ........................    460,453
    17,000   Galileo International Inc. (Travel Services) ..........    469,625
    15,400   General Nutrition Center, Inc.+ (Retail Trade) ........    522,637
    13,200   Itron, Inc.**+
             (Information/Business Services) .......................    240,075
    14,600   Office Depot, Inc.+ (Retail Office Supplies) ..........    349,487
    24,600   Rofin-Sinar Technologies Inc.+
             (Machinery & Tools) ...................................    298,275
    12,500   Sola International, Inc.+
             (Cosmetics & Personal Care) ...........................    406,250
    17,400   TMP Worldwide Inc.+ (Advertising Services) ............    398,025
    12,400   Valassis Communications Inc.+
             (Printing-Commercial) .................................    458,800
                                                                        -------
                                                                      4,177,302

TOTAL COMMON STOCKS
(Cost $20,756,247) ................................................. 22,736,012
                                                                     ----------

PREFERRED STOCKS -- 1.8%
(Cost $508,293)
Brazil -- 1.8%
  3,270,000   Telec de Minas Gerais S.A.
             (Telephone/Regional-Local) ............................    413,127
                                                                        -------

TOTAL INVESTMENTS -- 102.1%
(Cost $21,264,540*) ................................................ 23,149,139

OTHER ASSETS AND LIABILITIES -- (2.1%)
(Net) ..............................................................   (485,376)
                                                                       --------

NET ASSETS -- 100.0% ...............................................$22,663,763
                                                                     ==========

*  Aggregate cost for federal tax purposes.
** Securities on loan at December 31, 1997, which have an aggregate market value of $1,981,424, represent 8.7% of the total net asset value of the Fund (see note 5 to Financial Statements).
+  Non-income producing security.

Abbreviations:
ADR  American Depositary Receipt
ORD  Ordinary


                                                                              45
The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds

---------------------
Global Communications
       Fund
---------------------
Portfolio Highlights
    (Unaudited)

                ==================================================
                             PORTFOLIO MANAGEMENT
                --------------------------------------------------
                Oscar A. Castro, CFA........................Senior
                                                 Portfolio Manager

                ==================================================
                                FUND PERFORMANCE
                --------------------------------------------------
                          Average annual total returns
                          for the period ended 12/31/97

                --------------------------------------------------
                                   Montgomery
                           Global Communications Fund

                Since inception (6/1/93) .................. 12.39%
                One year .................................. 15.83%
                Three years ............................... 13.51%
                --------------------------------------------------
                                MSCI World Index

                Since 5/31/93 ............................. 13.09%
                One year .................................. 15.76%
                Three years ............................... 16.62%
                --------------------------------------------------
                          MSCI Telecommunications Index

                Since 5/31/93 ............................. 10.82%
                One year .................................. 19.33%
                Three years ............................... 16.32%

Performance is cumulative and for a limited period of time. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS



MONTGOMERY GLOBAL COMMUNICATION(R)
Initial Investment:      $10,000        Period: 06/01/93 - 12/97

                                                  Growth of                Value of                 Growth of
                                                  Initial                  Reinvested               Investment with
Date                     NAV                      Investment               Distributions            Distributions Reinvested
06/01/93                12.00                        $10,000                      $0                    $10,000
06/93                   12.45                        $10,375                      $0                    $10,375
07/93                   12.75                        $10,625                      $0                    $10,625
08/93                   14.01                        $11,675                      $0                    $11,675
09/93                   14.42                        $12,017                      $0                    $12,017
10/93                   15.44                        $12,867                      $0                    $12,867
11/93                   14.48                        $12,067                      $0                    $12,067
12/93                   16.18                        $13,483                      $0                    $13,483
01/94                   16.86                        $14,050                      $0                    $14,050
02/94                   16.27                        $13,558                      $0                    $13,558
03/94                   15.07                        $12,558                      $0                    $12,558
04/94                   15.29                        $12,742                      $0                    $12,742
05/94                   15.13                        $12,608                      $0                    $12,608
06/94                   14.20                        $11,833                      $0                    $11,833
07/94                   14.81                        $12,342                      $0                    $12,342
08/94                   15.86                        $13,217                      $0                    $13,217
09/94                   15.54                        $12,950                      $0                    $12,950
10/94                   15.74                        $13,117                      $0                    $13,117
11/94                   14.45                        $12,042                     $26                    $12,068
12/94                   13.98                        $11,650                     $25                    $11,675
01/95                   13.18                        $10,983                     $24                    $11,007
02/95                   13.15                        $10,958                     $24                    $10,982
03/95                   13.46                        $11,217                     $24                    $11,241
04/95                   14.01                        $11,675                     $25                    $11,700
05/95                   14.68                        $12,233                     $27                    $12,260
06/95                   15.42                        $12,850                     $28                    $12,878
07/95                   16.25                        $13,542                     $29                    $13,571
08/95                   16.28                        $13,567                     $29                    $13,596
09/95                   17.12                        $14,267                     $30                    $14,297
10/95                   16.32                        $13,600                     $29                    $13,629
11/95                   16.48                        $13,733                     $30                    $13,763
12/95                   16.34                        $13,617                     $29                    $13,646
01/96                   16.70                        $13,917                     $30                    $13,947
02/96                   16.84                        $14,033                     $31                    $14,064
03/96                   16.98                        $14,150                     $30                    $14,180
04/96                   18.15                        $15,125                     $33                    $15,158
05/96                   18.11                        $15,092                     $32                    $15,124
06/96                   18.05                        $15,042                     $32                    $15,074
07/96                   16.97                        $14,142                     $30                    $14,172
08/96                   17.31                        $14,425                     $31                    $14,456
09/96                   17.88                        $14,900                     $32                    $14,932
10/96                   16.70                        $13,917                    $582                    $14,499


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS



MONTGOMERY GLOBAL COMMUNICATION(R)
Initial Investment:      $10,000        Period: 06/01/93 - 12/97

                                                  Growth of                Value of                 Growth of
                                                  Initial                  Reinvested               Investment with
Date                     NAV                      Investment               Distributions            Distributions Reinvested
11/96                   17.40                        $14,500                      $607                  $15,107
12/96                   16.74                        $13,950                      $790                  $14,740
01/97                   17.60                        $14,667                      $830                  $15,497
02/97                   17.24                        $14,367                      $813                  $15,180
03/97                   16.88                        $14,067                      $796                  $14,863
04/97                   17.25                        $14,375                      $814                  $15,189
05/97                   18.67                        $15,558                      $882                  $16,440
06/97                   19.59                        $16,325                      $925                  $17,250
07/97                   20.75                        $17,292                      $979                  $18,271
08/97                   19.44                        $16,200                      $918                  $17,118
09/97                   20.78                        $17,317                      $980                  $18,297
10/97                   19.15                        $15,958                      $904                  $16,862
11/97                   19.07                        $15,892                      $900                  $16,792
12/97                   15.57                        $12,975                    $4,099                  $17,074


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

              GLOBAL COMMUNICATIONS         GLOBAL COMMUNICATIONS

                     LIPPER
                     GLOBAL                   MSCI WORLD IX ND
                      AVE                            AVE
                   6/93-12/97                    5/93-12/97
            DATE     RETURN    VALUE       DATE      RETURN      VALUE
          --------------------------------------------------------------
           May-93            $10,000      May-93                $10,000
           Jun-93             $9,859      Jun-93                 $9,914
           Jul-93            $10,032      Jul-93                $10,115
           Aug-93            $10,618      Aug-93                $10,576
           Sep-93            $10,659      Sep-93                $10,378
           Oct-93            $11,097      Oct-93                $10,662
           Nov-93            $10,783      Nov-93                $10,056
           Dec-93            $11,690      Dec-93                $10,546
           Jan-94            $12,17?      Jan-94                $11,239
           Feb-94            $11,904      Feb-94                $11,091
           Mar-94            $11,384      Mar-94                $10,610
           Apr-94            $11,553      Apr-94                $10,936
           May-94            $11,543      May-94                $10,962
           Jun-94            $11,320      Jun-94                $10,929
           Jul-94            $11,647      Jul-94                $11,134
           Aug-94            $12,070      Aug-94                $11,467
           Sep-94            $11,855      Sep-94                $11,163
           Oct-94            $12,034      Oct-94                $11,478
           Nov-94            $11,494      Nov-94                $10,977
           Dec-94            $11,371      Dec-94                $11,081
           Jan-95            $11,016      Jan-95                $10,912
           Feb-95            $11,202      Feb-95                $11,069
           Mar-95            $11,504      Mar-95                $11,599
           Apr-95            $11,884      Apr-95                $12,001
           May-95            $12,120      May-95                $12,101
           Jun-95            $12,309      Jun-95                $12,095
           Jul-95            $12,961      Jul-95                $12,697
           Aug-95            $12,771      Aug-95                $12,411
           Sep-95            $19,012      Sep-95                $12,770
           Oct-95            $12,728      Oct-95                $12,566
           Nov-95            $12,945      Nov-95                $13,000
           Dec-95            $13,184      Dec-95                $13,377
           Jan-96            $13,543      Jan-96                $13,617
           Feb-96            $13,687      Feb-96                $13,697
           Mar-96            $13,947      Mar-96                $13,922
           Apr-96            $14,401      Apr-96                $14,246
           May-96            $14,562      May-96                $14,256
           Jun-96            $14,503      Jun-96                $14,325
           Jul-96            $13,861      Jul-96                $13,816
           Aug-96            $14,218      Aug-96                $13,972
           Sep-96            $14,619      Sep-96                $14,516
           Oct-96            $14,624      Oct-96                $14,614
           Nov-96            $15,323      Nov-96                $15,430
           Dec-96            $15,335      Dec-96                $15,180
           Jan-97            $15,648      Jan-97                $15,360
           Feb-97            $15,739      Feb-97                $15,534
           Mar-97            $15,479      Mar-97                $15,224
           Apr-97            $15,686      Apr-97                $15,719
           May-97            $16,600      May-97                $16,686
           Jun-97            $17,285      Jun-97                $17,516
           Jul-97            $18,144      Jul-97                $18,319
           Aug-97            $17,075      Aug-97                $17,091
           Sep-97            $18,093      Sep-97                $18,017
           Oct-97            $16,871      Oct-97                $17,066
           Nov-97            $16,915      Nov-97                $17,365
           Dec-97            $17,195      Dec-97                $17,573


                                                            Performance Analysis

------------------------------------------------------------------
          MSCI Telecom Price Index      Montg Global Comm FundNet
------------------------------------------------------------------
May 93                  $10,000.00                              -
------------------------------------------------------------------
Jun 93                  $10,222.42                     $10,375.00
------------------------------------------------------------------
Jul 93                  $10,322.50                     $10,625.00
------------------------------------------------------------------
Aug 93                  $10,926.62                     $11,675.00
------------------------------------------------------------------
Sep 93                  $10,753.92                     $12,016.67
------------------------------------------------------------------
Oct 93                  $11,224.74                     $12,866.67
------------------------------------------------------------------
Nov 93                  $10,633.67                     $12,066.36
------------------------------------------------------------------
Dec 93                  $10,826.21                     $13,482.95
------------------------------------------------------------------
Jan 94                  $11,289.13                     $14,049.60
------------------------------------------------------------------
Feb 94                  $10,524.82                     $13,557.66
------------------------------------------------------------------
Mar 94                  $10,179.59                     $12,557.29
------------------------------------------------------------------
Apr 94                  $10,495.95                     $12,740.63
------------------------------------------------------------------
May 94                  $10,540.39                     $12,606.85
------------------------------------------------------------------
Jun 94                  $10,474.40                     $11,831.53
------------------------------------------------------------------
Jul 94                  $10,772.38                     $12,340.29
------------------------------------------------------------------
Aug 94                  $11,096.25                     $13,215.21
------------------------------------------------------------------
Sep 94                  $10,762.79                     $12,948.58
------------------------------------------------------------------
Oct 94                  $10,984.54                     $13,115.22
------------------------------------------------------------------
Nov 94                  $10,218.92                     $12,066.29
------------------------------------------------------------------
Dec 94                  $10,178.04                     $11,673.82
------------------------------------------------------------------
Jan 95                  $10,394.72                     $11,005.78
------------------------------------------------------------------
Feb 95                  $10,376.05                     $10,980.73
------------------------------------------------------------------
Mar 95                  $10,567.71                     $11,239.59
------------------------------------------------------------------
Apr 95                  $10,692.30                     $11,698.86
------------------------------------------------------------------
May 95                  $10,844.01                     $12,258.34
------------------------------------------------------------------
Jun 95                  $11,012.18                     $12,876.27
------------------------------------------------------------------
Jul 95                  $11,262.25                     $13,569.35
------------------------------------------------------------------
Aug 95                  $11,507.81                     $13,594.40
------------------------------------------------------------------
Sep 95                  $12,184.28                     $14,295.83
------------------------------------------------------------------
Oct 95                  $12,031.70                     $13,627.80
------------------------------------------------------------------
Nov 95                  $12,101.60                     $13,761.40
------------------------------------------------------------------
Dec 95                  $12,471.68                     $13,644.50
------------------------------------------------------------------
Jan 96                  $12,681.42                     $13,945.11
------------------------------------------------------------------
Feb 96                  $12,569.04                     $14,062.02
------------------------------------------------------------------
Mar 96                  $12,376.44                     $14,178.92
------------------------------------------------------------------
Apr 96                  $12,767.54                     $15,155.91
------------------------------------------------------------------
May 96                  $12,627.68                     $15,122.57
------------------------------------------------------------------

                                            Unit Value Base: May 93 = $10,000.00
                                                       Source: Micropal

                                                            Performance Analysis

------------------------------------------------------------------
          MSCI Telecom Price Index      Montg Global Comm FundNet
------------------------------------------------------------------
Jun 96                  $12,589.88                     $15,072.47
------------------------------------------------------------------
Jul 96                  $11,739.67                     $14,170.63
------------------------------------------------------------------
Aug 96                  $11,792.36                     $14,454.54
------------------------------------------------------------------
Sep 96                  $12,221.62                     $14,930.51
------------------------------------------------------------------
Oct 96                  $12,457.80                     $14,497.95
------------------------------------------------------------------
Nov 96                  $13,129.67                     $15,105.64
------------------------------------------------------------------
Dec 96                  $13,421.90                     $14,747.35
------------------------------------------------------------------
Jan 97                  $13,551.05                     $15,495.72
------------------------------------------------------------------
Feb 97                  $13,693.86                     $15,178.77
------------------------------------------------------------------
Mar 97                  $13,259.87                     $14,861.81
------------------------------------------------------------------
Apr 97                  $13,402.58                     $15,187.57
------------------------------------------------------------------
May 97                  $14,220.08                     $16,437.79
------------------------------------------------------------------
Jun 97                  $14,820.55                     $17,247.80
------------------------------------------------------------------
Jul 97                  $15,087.85                     $18,269.11
------------------------------------------------------------------
Aug 97                  $14,140.41                     $17,115.73
------------------------------------------------------------------
Sep 97                  $15,097.11                     $18,295.52
------------------------------------------------------------------
Oct 97                  $14,484.38                     $16,860.40
------------------------------------------------------------------
Nov 97                  $15,451.15                     $16,789.97
------------------------------------------------------------------
Dec 97                  $16,017.01                     $17,071.80
------------------------------------------------------------------

                                           Unit Value Base: May 93 = $10,000.00
                                                       Source: Micropal

/1/ The Morgan Stanley Capital International World Index measures the performance of selected stocks in 23 developed countries. The Index is presented net of dividend withholding taxes.

/2/ The MSCI Telecommunications Index measures the performance of equity securities of approximately 25 communications companies in developed countries.

/3/  The Lipper Telecommunication Funds Average universe consists of 67 funds.


INVESTMENT REVIEW

Q: How did the Fund perform over the six months ended December 31, 1997?

A: It lagged its benchmark, the MSCI World Index, over that period by about two and a half percentage points. The Fund outperformed the index over the full-year period, though.

Q: What explains that performance?

A: The MSCI World Index is very comprehensive, encompassing stocks from the United States, Europe and developed Pacific Rim countries. It is also widely diversified across sectors. The Fund focuses on one sector, albeit a broad one. That put it at a disadvantage to the index during the second half, when investors turned from growth-oriented stocks (like some communications shares) toward more-defensive areas. The Fund also has less exposure to the United States than the index does, and a bit more to the emerging markets. That worked against the Fund, given the U.S. market's relative strength and the emerging markets' weakness during the second half.

Shares in the communications arena were not totally immune to Asia's crisis. Some in the emerging markets came under intense pressure, but their declines were partly a function of their size. In many emerging markets, telephone utilities have the largest capitalizations. So when sentiment toward a country cools, these shares are often the first to sell off--even if their fundamentals are healthy. When sentiment recovers, on the other hand, they often lead the market upward. The opposite is usually true in developed markets. Many investors consider telephone utilities such as AT&T and France Telecom to be defensive holdings when the outlook is uncertain. This was the case in the fourth quarter. Though Asia's problems may hamper some communications firms in the short term, we believe that this may encourage consolidation. We also think that many of the world's economies will expand at a healthy rate in 1998, providing what should be a solid base for the communications sector.

Q: Several high-profile communications mergers and acquisitions took place in 1997. What implications might this have for the industry?

A: As we've said before, M&A activity appears to be a proxy for sentiment within the communications industry. It suggests to us that these companies believe in the sector's long-term growth potential and are taking steps to capitalize on it. So we view this M&A activity as a strong vote of confidence.

Q: In the past you've mentioned "technological innovation" as an argument for investing in the global communications sector. What do you mean?

A: We believe that technological innovation will help fuel the sector's growth into the next century. Digitalization, for example, is displacing traditional analog technologies in many industries, thereby creating new avenues for sales and revenue growth. We think that this shift will gain momentum in 1998, as businesses and consumers upgrade from analog cellular to digital wireless technology. In the U.S., digital cable television may soon become the dominant technology. Digitalization is also revolutionizing consumer electronics, with DVD (digital videodisc) technology, digital cameras and so on. In our view, this

46
[CAPTION]

                                                           ---------------------
                                                            The Montgomery Funds

                                                           ---------------------
                                                           Global Communications
                                                                    Fund
                                                           ---------------------
                                                                Investments



bodes well for firms that develop cutting-edge digital technology. The Fund invests in several of them, such as Sony.

Q: Some might say that last year's turmoil argues against diversifying overseas. Wouldn't investing in the U.S. alone work just as well as, if not better than, a global strategy?

A: We believe that the Fund's global scope may potentially minimize its risk. Sector funds confined to one country are doubly vulnerable: The sector there may slump or the entire market may decline. That's why we invest around the world, in markets at different stages of the economic cycle.

We also believe that a global strategy may increase the Fund's long-term returns. In our view, some of the world's most exciting opportunities lie outside the U.S. The argument for investing in the emerging markets is especially compelling if one believes, as we do, that their demand for communications will be huge. Many of these countries have also embraced new communications technology more quickly and enthusiastically than we in the U.S. have. The goal of our global strategy is to help investors take advantage of those trends.

                ================================================
                                TOP TEN HOLDINGS
                ------------------------------------------------
                      (as a percentage of total net assets)

                Global Telesystems Group, Inc. .............6.5%
                Grupo Iusacell, Series L, ADR...............3.3%
                Telec de Minas Gerais S.A ..................3.2%
                Telecom Italia SpA .........................3.1%
                Sony Corporation ...........................3.0%
                Valassis Communications Inc ................2.7%
                Galileo International Inc ..................2.7%
                ASM Lithography Holding N.V ................2.7%
                Portugal Telecom SA ........................2.6%
                Veba AG ....................................2.6%

                ================================================
                               TOP FIVE COUNTRIES
                ------------------------------------------------
                      (as a percentage of total net assets)

                United States .............................17.7%
                Great Britain ..............................9.5%
                Russia .....................................9.3%
                Germany ....................................7.7%
                Italy ......................................5.8%


P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS - 92.3%
     Shares                                                      Value (Note 1)
Brazil - 1.5%
    17,700   Telebras, ADR (Telephone/Networks) .................. $   2,060,944

Canada - 2.1%
   119,800   Cognos, Inc.+ (Software Systems) ....................     2,762,887

China/Hong Kong - 3.3%
    79,400   China Telecom Ltd.***+
             (Telecommunications/Wireless) .......................     2,664,863
   972,500   Smartone Telecommunications
             (Telecommunications/Wireless) .......................     1,876,226
                                                                       ---------
                                                                       4,541,089
Colombia - 1.2%
   106,000   Bell Canada+
             (Telecommunications/Wireless) .......................     1,636,375

Finland - 2.5%
    47,100   Nokia Corporation AB, Series A***
             (Telecommunications Equipment) ......................     3,342,862

France - 5.8%
    24,717   Axime (Ex Segin)+ (Software Systems) ................     3,186,112
    20,819   Eaux (Cie Generale des) (Conglomerates).. ...........     2,904,977
    48,000   France Telecom SA+ (Telephone/Networks) .............     1,740,598
                                                                       ---------
                                                                       7,831,687

Germany - 6.3%
     2,345   Axel Springer Verlag, Class A
             (Newspapers/Publishing) .............................$    1,577,237
     6,740   Mannesmann AG (Auto/Auto Parts) .....................     3,405,592
    52,250   Veba AG*** (Electric Utilities) .....................     3,557,879
                                                                       ---------
                                                                       8,540,708
Great Britain - 9.5%
    74,400   Colt Telecom Group PLC, ADR+
             (Telephone/Regional-Local) ..........................     3,148,050
    86,100   Dr. Solomon's Group PLC, ADR+
             (Software Systems) ..................................     2,755,200
   235,000   Flextech Holdings Ltd.+ (Semiconductor) .............     2,033,967
 4,230,000   Freepages Group PLC+
             (Broadcasting/Advertising) ..........................     2,275,187
   628,900   Orange PLC+ (Telephone/Wireless) ....................     2,726,785
                                                                       ---------
                                                                      12,939,189
Italy - 5.8%
   285,600   Telecom Italia Mobile SpA
             (Telephone/Wireless) ................................       812,079
   430,000   Telecom Italia Mobile SpA
             (Telephone/Wireless) ................................     1,984,709
   652,361   Telecom Italia SpA
             (Telephone/Regional-Local) ..........................     4,167,145
   219,613   Telecom Italia SpA Risp
             (Telephone/Regional-Local) ..........................       968,333
                                                                         -------
                                                                       7,932,266


                                                                              47
The accompanying notes are an integral part of these financial statements.

---------------------
 The Montgomery Funds
---------------------
Global Communications
        Fund
---------------------
I n v e s t m e n t s

COMMON STOCKS - continued
     Shares                                                       Value (Note 1)
Japan -- 4.1%
    25,000   Advantest Corporation (Semiconductor)... ............$    1,417,081
    46,500   Sony Corporation*** (Electronics) ...................     4,131,750
                                                                       ---------
                                                                       5,548,831
Malaysia -- 0.2%
 1,294,000   Time Engineering Berhad (Conglomerate) ..............       332,691

Mexico -- 3.3%
   206,600   Grupo Iusacell, Series L, ADR***+
             (Telephone/Wireless) ................................     4,480,637
   105,000   Grupo Mexicano de Video**+ (Leisure Time) ...........        10,276
                                                                       ---------
                                                                       4,490,913
Netherlands -- 4.8%
    53,600   ASM Lithography Holding N.V.+
             (Semiconductor) .....................................     3,621,350
    47,400   Philips Electronics N.V.
             (Telecommunications Equipment) ......................     2,842,551
                                                                       ---------
                                                                       6,463,901
Poland -- 1.3%
   152,000   Prokom Software, GDR+ (Software Systems) ............     1,706,200

Portugal -- 4.6%
    77,100   Portugal Telecom SA
             (Telephone/Long Distance) ...........................     3,577,474
    25,600   Telecel-Comunicacaoes Pessoais SA+
             (Telecommunications/Wireless) .......................     2,727,607
                                                                       ---------
                                                                       6,305,081
Russia -- 9.3%
   450,987   Global Telesystems Group, Inc.**+
             (Telephone/Networks) ................................     8,826,487
   200,000   Russian Telecommunications Development
             Corporation**+ (Telephone/Networks) .................     1,434,549
    66,321   Vimpel-Communications, ADR**+
             (Telecommunications/Wireless) .......................     2,362,686
                                                                       ---------
                                                                      12,623,722
Spain -- 2.4%
   113,700   Telefonica de Espana, ORD***
             (Telephone/Networks) ................................     3,246,439

Sweden -- 4.1%
   215,000   Allgon AB, Class B
             (Telecommunications Equipment) ......................     2,897,392
    70,220   Ericsson (L.M.) Telephone Company,
             Class B (Telecommunications Equipment) ..............     2,639,916
                                                                       ---------
                                                                       5,537,308
United States -- 17.7%
    74,500   Airtouch Communications, Inc.+
             (Telephone/Wireless) ................................     3,096,406
    64,400   Brooks Fiber Properties Inc.+
             (Telephone/Networking) ..............................     3,548,038
    50,826   Cisco Systems, Inc.+
             (Computers & Office Equipment) ......................     2,836,726
   132,300   Galileo International Inc. (Software Systems) .......     3,654,787
    50,000   McLeod, Inc.+ (Telecommunications/
             Regional-Local) .....................................     1,606,250
    90,000   Montgomery Emerging Communications
             Fund++ (Holding) ....................................     1,018,125
    55,100   Scripps Company (E.W.)
             (Broadcasting/Advertising) ..........................     2,668,906
   100,000   Valassis Communications Inc.+
             (Broadcasting/Advertising) ..........................     3,700,000
    62,408   Worldcom, Inc.+ (Telephone/Long Distance) ...........     1,889,792
                                                                       ---------
                                                                      24,019,030
Venezuela -- 2.5%
    83,100   Compania Anonima Telefonos de
             Venezuela ADR*** (Telephone/Networks) ...............     3,459,038

TOTAL COMMON STOCKS
(Cost $97,878,217) ...............................................   125,321,161
                                                                     -----------
PREFERRED STOCKS -- 5.7%
Brazil -- 4.3%
34,809,077   Telec de Minas Gerais S.A.
             (Telephone/Regional-Local) ..........................     4,397,724
 5,172,562   Telec de Sao Paulo S.A.
             (Telephone/Regional-Local) ..........................     1,376,461
                                                                       ---------
                                                                       5,774,185
Germany -- 1.4%
    40,000   Prosieben Media AG (Television) .....................     1,867,704
                                                                       ---------

TOTAL PREFERRED STOCKS
(Cost $7,509,454) ................................................     7,641,889
                                                                       ---------

TOTAL SECURITIES
 (Cost $105,387,671) .............................................   132,963,050
                                                                     -----------

REPURCHASE AGREEMENT -- 0.4%
Principal Amount
  $597,000   Agreement with Bear Stearns, Tri-Party, 6.850%
             dated 12/31/97, to be repurchased at $597,227
             on 01/02/98, collateralized by $621,866 market
             value of U.S. government securities, having
             various maturities and various interest rates .......       597,000
                                                                         -------

TOTAL INVESTMENTS -- 98.4%
(Cost $105,984,671*) .............................................   133,560,050

OTHER ASSETS AND LIABILITIES -- 1.6%
(Net) ............................................................     2,197,554
                                                                       ---------

NET ASSETS -- 100.0% .............................................  $135,757,604
                                                                     -----------

*    Aggregate cost for federal tax purposes.

** Illiquid security or special situation security (see note 7 to Financial Statements).

*** Securities on loan at December 31, 1997, which have an aggregate market value of $22,431,488, represent 16.5% of the total net assets of the Fund (see note 5 to Financial Statements).

+    Non-income producing security.

++   See note 2 to Financial Statements.

Abbreviations:
ADR    American Depositary Receipt
ORD    Ordinary

The accompanying notes are an intergral part of these financial statements.

                                          --------------------------------------
                                                     The Montgomery Funds
                                          --------------------------------------
                                                        Select 50 Fund
                                          --------------------------------------
                                          P o r t f o l i o  H i g h l i g h t s

                                                         (Unaudited)


I N V E S T M E N T   R E V I E W

Q: How did the Select 50 Fund perform over the second half of 1997?

A: The Fund gained 3.6%, lagging the benchmark S&P 500 Index. The Fund also underperformed the index by a fairly small margin for 1997 as a whole, though its gain over that period, 29.3%, was solid in absolute terms. In fact, the Fund's 1997 return puts its average annualized gains since inception at 30%-- more than two percentage points ahead of the S&P 500 over the same period.

Q: Asia's crisis made headlines in 1997. How did it affect the Fund?

A: The crisis had repercussions around the world in the second half--some obvious, some not. At first, the volatility was confined to Southeast Asia. In mid-1997 just 6.2% of the Fund's assets were in Asia, and an Indian telephone utility accounted for more than half of that weighting. So the Fund was initially somewhat sheltered from Southeast Asia's currency devaluations and subsequent market declines.

As the crisis appeared to worsen, investors began to retreat from emerging markets around the world. The fear was that countries such as Brazil and Russia would devalue their currencies, too. As a result, the portion of Select 50 devoted to emerging markets had a difficult time during the second half. For the full year, however, this segment of the Fund did very well, due in part to its strong exposure to Russia and Brazil. And despite Asia's problems, we continue to see positive developments in other emerging markets (such as greater political stability, privatizations and corporate restructuring) that we believe will create a solid backdrop for their equity markets over the long term.

Although developed markets also felt repercussions from Asia in the second half, the Fund's diversification across countries, sectors and asset classes lent it some stability during this period. In the late summer and fall, U.S. investors turned away from cyclicals and smaller-caps toward companies that they believed could deliver consistent, predictable earnings. Many investors viewed consumer-oriented blue chips as a potential haven against Asia's slowdown. These inflows benefited some of the stocks that make up the Equity Income and U.S. Growth Equity segments of the Select 50 Fund.

Q: What's your outlook for cyclicals and smaller-caps now?

A: We do think that the outlook for companies involved in producing basic materials such as steel and paper has become more uncertain as demand from Asia slows. For these and other reasons, we reduced the Fund's position in former top 10 holding International Paper. Oil companies also faced slackening Asian demand last fall, at a time when higher OPEC production quotas and a potential resumption of Iraqi crude oil exports threatened to boost supply. As of December 31, however, oil was still the Fund's largestest sector weighting. About half of that is the Fund's top holding, Tatneft. By our calculations this Russian oil company is trading at a deep discount to its underlying assets. We estimate that its oilfields hold roughly 35 years of reserves at current production rates, but its share price still doesn't reflect those assets. So even if Tatneft is

                    =======================================
                    P O R T F O L I O   M A N A G E M E N T
                    ---------------------------------------

                          Kevin T. Hamilton, CFA, Chair
                         Investment Oversight Committee

                          Montgomery U.S. Growth Equity

                            Montgomery U.S. Small Cap

                          Montgomery U.S. Equity Income

                         Montgomery International/Global

                           Montgomery Emerging Markets


                    =======================================
                       F U N D   P E R F O R M A N C E
                    ---------------------------------------
                          Average annual total returns
                         for the period ended 12/31/97

                    ---------------------------------------
                            Montgomery Select 50 Fund
                    Since inception (10/2/95) .......30.01%
                    One year ........................29.27%

                    ---------------------------------------
                                 S&P 500 Index
                    Since 9/30/95 ...................27.85%
                    One year ........................33.35%

                    ---------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY SELECT 50(R)

Initial Investment:      $10,000        Period:  10/02/95 - 12/97

                              Growth of      Value of        Growth of
                              Initial        Reinvested      Investment with
     Date           NAV       Investment     Distributions   Distributions Reinvested
     10/02/95       12.00        $10,000            $0              $10,000
     10/95          12.50        $10,417            $0              $10,417
     11/95          13.24        $11,033           $47              $11,080
     12/95          13.83        $11,525           $49              $11,574
     01/96          14.28        $11,900           $51              $11,951
     02/96          14.53        $12,108           $52              $12,160
     03/96          14.96        $12,467           $53              $12,520
     04/96          15.87        $13,225           $56              $13,281
     05/96          16.81        $14,008           $60              $14,068
     06/96          16.46        $13,717           $58              $13,775
     07/96          15.18        $12,650           $54              $12,704
     08/96          15.89        $13,242           $56              $13,298
     09/96          16.37        $13,642           $58              $13,700
     10/96          15.67        $13,058          $571              $13,629
     11/96          16.26        $13,550          $592              $14,142
     12/96          16.03        $13,358          $584              $13,942
     01/97          17.20        $14,333          $627              $14,960
     02/97          17.39        $14,492          $633              $15,125
     03/97          16.84        $14,033          $614              $14,647
     04/97          17.21        $14,342          $627              $14,969
     05/97          19.00        $15,833          $693              $16,526
     06/97          20.01        $16,675          $729              $17,404
     07/97          21.54        $17,950          $785              $18,735
     08/97          21.37        $17,808          $779              $18,587
     09/97          22.60        $18,833          $824              $19,657
     10/97          21.15        $17,625          $771              $18,396
     11/97          20.79        $17,325          $757              $18,082
     12/97          18.83        $15,692        $2,331              $18,023


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                 SELECT 50                             SELECT 50

                  LIPPER
             CAP APPRECIATION                            S&P 500
                   AVE                                     AVE
                9/95-12/97                             9/95-12/97
     DATE         RETURN         VALUE       DATE        RETURN       VALUE
--------------------------------------------------------------------------------
     Sep-95                       $10,000    Sep-95                    $10,000
     Oct-95                       $ 9,795    Oct-95                     $9,964
     Nov-95                       $10,166    Nov-95                    $10,401
     Dec-95                       $10,285    Dec-95                    $10,602
     Jan-96                       $10,467    Jan-96                    $10,962
     Feb-96                       $10,756    Feb-96                    $11,064
     Mar-96                       $10,903    Mar-96                    $11,170
     Apr-96                       $11,378    Apr-96                    $11,335
     May-96                       $11,755    May-96                    $11,627
     Jun-96                       $11,404    Jun-96                    $11,671
     Jul-96                       $10,599    Jul-96                    $11,156
     Aug-96                       $11,052    Aug-96                    $11,391
     Sep-96                       $11,624    Sep-96                    $12,032
     Oct-96                       $11,528    Oct-96                    $12,364
     Nov-96                       $12,024    Nov-96                    $13,297
     Dec-96                       $11,950    Dec-96                    $13,034
     Jan-97                       $12,462    Jan-97                    $13,848
     Feb-97                       $12,153    Feb-97                    $13,957
     Mar-97                       $11,549    Mar-97                    $13,384
     Apr-97                       $11,703    Apr-97                    $14,183
     May-97                       $12,633    May-97                    $15,050
     Jun-97                       $13,097    Jun-97                    $15,719
     Jul-97                       $14,068    Jul-97                    $16,969
     Aug-97                       $13,827    Aug-97                    $16,019
     Sep-97                       $14,643    Sep-97                    $16,896
     Oct-97                       $14,035    Oct-97                    $16,332
     Nov-97                       $14,044    Nov-97                    $17,088
     Dec-97                       $14,174    Dec-97                    $17,381

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Capital Appreciation Funds Average universe consists of 154 funds.

---------------------
 The Montgomery Funds
---------------------
    Select 50 Fund
---------------------
    Investments


                  ===========================================
                               TOP TEN HOLDINGS
                  -------------------------------------------
                     (as a percentage of total net assets)

                  Tatneft Sponsored, ADS ................5.5%
                  Masco Corporation .....................4.0%
                  Transportador de Gas, ADR .............3.9%
                  Cooper Companies, Inc .................3.1%
                  Caribiner International, Inc ..........2.8%
                  R&B Falcon Corporation ................2.7%
                  HA-LO Industries, Inc. ................2.5%
                  Linens 'N Things, Inc. ................2.5%
                  Philip Morris Companies Inc ...........2.4%
                  Du Pont (E.I.) de Nemours & Company ...2.3%

                  ===========================================
                              TOP FIVE INDUSTRIES
                  -------------------------------------------
                     (as a percentage of total net assets)

                  Oil ...................................9.8%
                  Retail Trade ..........................6.6%
                  Building Materials ....................6.3%
                  Banks .................................6.1%
                  Software Systems ......................5.0%

faced with a temporarily unfavorable supply/demand situation, we believe that it may be a very attractive investment over the long term.

Although the economy's potential moderation in 1998 may have warranted the recent pullback from cyclicals, we're less convinced that weakness in smaller-caps is supported by the fundamental picture. Most small U.S. companies do not depend on Asia for much, if any, of their revenues. They instead tend to be driven by domestic demand, which we still believe will remain fairly healthy in 1998. In general, small-cap valuations also continue to be cheaper than those of larger-cap stocks. That disparity suggests to us that small-caps could outperform in coming quarters if investors begin to seek out better value.

Q: What's your outlook for global markets in 1998?

A: We think that continued uncertainty about the U.S. economy and about Asia's impact on earnings will make stock selection crucial. We believe that the Select 50 Fund would be well positioned for this kind of environment, given our disciplined investment strategies. Our portfolio managers use rigorous fundamental analysis within a framework of macroeconomic, geopolitical and company-specific research to construct each of the Fund's subportfolios. Over the long term, we believe that this disciplined, diversified strategy will help to minimize the Fund's risk and maximize shareholders' returns.


P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

COMMON STOCKS -- 92.6%

     Shares                                                       Value (Note 1)
Agricultural Commodities -- 0.5%
  1,864,900   London Sumatra ORD (Indonesia) .....................$    1,059,602

Auto/Auto Parts -- 2.1%
      9,600   Mannesman AG (Germany) .............................     4,850,695

Banks -- 6.1%
    100,000   First Union Corporation (United States) ............     5,125,000
    108,300   International Nederlanden Groep N.V.
              (Netherlands) ......................................     4,561,237
     40,000   Morgan (J.P.) & Company (United States).............     4,515,000
                                                                       ---------
                                                                      14,201,237
Broadcasting/Advertising -- 3.8%
  5,511,900   Freepages Group PLC+ (Great Britain) ...............     2,964,682
    226,312   HA-LO Industries, Inc.+ (United States) ............     5,884,112
                                                                       ---------
                                                                       8,848,794
Building Materials -- 6.3%
     19,400   Encore Wire Corporation+ (United States) ...........       597,762
    180,000   Masco Corporation (United States) ..................     9,157,500
     85,600   Vossloh AG (Germany) ...............................     4,781,990
                                                                       ---------
                                                                      14,537,252
Business Services -- 4.1%
    145,000   Caribiner International, Inc.+
              (United States) ....................................     6,452,500

Business Services -- continued
    117,800   On Assignment, Inc.+ (United States) ...............     3,092,250
                                                                       ---------
                                                                       9,544,750
Cement -- 2.0%
    199,999   Amreya Cement (Egypt) ..............................     4,673,011

Chemicals -- 2.3%
     90,000   Du Pont (E.I.) de Nemours & Company
              (United States) ....................................     5,405,625

Consumer Services -- 1.8%
     38,762   Azkoyen S.A. (Spain) ...............................     4,096,280

Electric Utilities -- 1.0%
     66,700   Irkutskenergo, ADR (Russia) ........................       641,987
         40   Irkutskenergo, RDC**+ (Russia) .....................     1,576,000
                                                                       ---------
                                                                       2,217,987
Electrical Equipment -- 2.2%
     90,000   Emerson Electric Company
              (United States) ....................................     5,079,375

Electronics -- 2.7%
     66,100   Moog Inc., Class A+ (United States) ................     2,309,369
     65,600   Philips Electronics N.V. (Netherlands) .............     3,933,994
                                                                       ---------
                                                                       6,243,363

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                               Select 50 Fund
                                                            --------------------
                                                                 Investments

COMMON STOCKS - continued
     Shares                                                       Value (Note 1)
Heavy Construction - 2.0%
   127,000   Brisa-Auto Estradas+ (Portugal) .....................$    4,549,367

Leisure Time - 1.6%
   108,139   Cendant Corporation+ (United States) ................     3,717,278

Machinery and Tools - 2.6%
    92,700   Elevadores Atlas SA (Brazil) ........................     1,121,321
   148,450   Manitowoc Company, Inc. (United States)..............     4,824,625
                                                                       ---------
                                                                       5,945,946
Medical Products - 3.1%
   173,000   Cooper Companies, Inc.+ (United States)..............     7,071,375

Metals and Mining - 1.7%
   184,600   ISPAT International N.V.+ (Netherlands)..............     3,991,975

Oil - 9.8%
    60,000   Amerada Hess Corporation (United States) ............     3,292,500
    60,000   Chevron Corporation (United States) .................     4,620,000
    40,000   Phillips Petroleum Company (United States) ..........     1,945,000
    89,300   Tatneft Sponsored, ADS(**) (Russia) .................    12,725,250
                                                                      ----------
                                                                      22,582,750
Oilfield Equipment - 2.7%
   178,000   R&B Falcon Corporation+ (United States) .............     6,241,125

Pharmacy/Drugs - 2.1%
   101,500   Glaxo Wellcome PLC, Sponsored ADR
             (Great Britain) .....................................     4,859,313

Pipelines - 3.9%
   810,700   Transportador de Gas, ADR (Argentina) ...............     9,069,706

Pulp and Paper - 3.1%
    94,400   Boise Cascade Corporation (United States) ...........     2,855,600
   100,000   International Paper Company (United States) .........     4,312,500
                                                                       ---------
                                                                       7,168,100
Real Estate - 0.0%#
    52,000   Hemaraj Land and Development Public
             Company Ltd. (F)(**)+ (Thailand) ....................        53,755

Retail Trade - 6.6%
   115,100   Gucci Group (Italy) .................................     4,819,813
   130,000   Linens 'N Things, Inc.+ (United States) .............     5,671,250
    79,000   Nordstrom Inc. (United States) ......................     4,759,750
                                                                       ---------
                                                                      15,250,813
Semiconductor - 0.9%
  5,340,000   Gul Technologies+ (Singapore) ......................     2,027,647

Software Systems - 5.0%
   185,000   Avid Technology Inc.+ (United States) ...............     4,960,312
   125,000   Cybermedia Inc.+ (United States) ....................     1,871,094
   350,000   Sybase Inc.+ (United States) ........................     4,670,313
                                                                       ---------
                                                                      11,501,719
Telecommunications Equipment - 3.9%
   215,000   Aspect Telecommunications Corporation+
             (United States)......................................     4,515,000
    56,300   Nokia Corporation, ADR (Finland) ....................     3,941,000
 1,360,747   Teleceara PN `C'(**)+ (Brazil) ......................       548,664
                                                                         -------
                                                                       9,004,664
Telephone/Networks - 4.0%
   100,000   GTE Corporation (United States) .....................     5,225,000
    26,700   Telebras, ADR (Brazil) ..............................     3,108,881
10,000,000   Telec Brasileiras-Telebras ON (Brazil) ..............     1,016,979
                                                                       ---------
                                                                       9,350,860
Telephone/Regional-Local - 1.4%
    40,000   Ameritech Corporation (United States) ...............     3,220,000
     3,300   Mahanagar Telephone Nigam Ltd.(***)+ (India) ........        21,719
                                                                          ------
                                                                       3,241,719
Tobacco - 3.3%
   105,000   General Cigar Holdings, Inc.+ (United States) .......     2,270,625
   120,000   Philip Morris Companies Inc. (United States) ........     5,437,500
                                                                       ---------
                                                                       7,708,125
TOTAL COMMON STOCKS
(Cost $195,925,002) ..............................................   214,094,208
                                                                     -----------
REPURCHASE AGREEMENTS - 4.6%
Principal Amount
 $5,364,500  Agreement with Bear Stearns, Tri-Party,
             6.850% dated 12/31/97, to be repurchased
             at $5,366,541 on 01/02/98, collateralized by
             $5,587,938 market value of U.S. government
             securities, having various maturities and
             various interest rates ..............................     5,364,500

  5,364,500  Agreement with United Bank of Switzerland,
             Tri-Party, 6.900% dated 12/31/97, to be
             repurchased at $5,366,556 on 01/02/98,
             collateralized by $5,471,877 market value of
             U.S. government securities, having various
             maturities and various interest rates................     5,364,500
                                                                       ---------

TOTAL REPURCHASE AGREEMENTS
(Cost $10,729,000) ...............................................    10,729,000
                                                                      ----------

TOTAL INVESTMENTS - 97.2%
(Cost $206,654,002*) .............................................   224,823,208

OTHER ASSETS AND LIABILITIES - 2.8%
(Net) ............................................................     6,499,306
                                                                       ---------

NET ASSETS - 100.0% ..............................................$  231,322,514
                                                                     ===========

*    Aggregate cost for federal tax purposes.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*** Illiquid security or special situation security (see note 7 to Financial Statements).

+    Non-income producing security.

#    Amount represents less than 0.1%.

Abbreviations:
ADR    American Depositary Receipt
ADS    American Depositary Share
(F)    Foreign or Alien Shares
ORD    Ordinary
RDC    Russian Depositary Certificate

The accompanying notes are an integral part of these financial statements.

--------------------------
  The Montgomery Funds
--------------------------
U.S. Asset Allocation Fund
---------------------------
  Portfolio Highlights

      ( Unaudited)

                ==============================================
                             PORTFOLIO MANAGEMENT
                ----------------------------------------------
                            Kevin T. Hamilton, CFA
                     Chair, Investment Oversight Committee
                                  Growth Team
                               Fixed-Income Team



                 ==============================================
                               FUND PERFORMANCE
                 ----------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
                 ----------------------------------------------
                                  Montgomery
                          U.S. Asset Allocation Fund

                 Since inception (3/31/94) ..............22.39%
                 One year ...............................19.01%
                 Three years ............................21.22%
                 ----------------------------------------------
                                 S&P 500 Index

                 Since 3/31/94 ..........................25.93%
                 One year ...............................33.35%
                 Three years ............................31.13%
                 ----------------------------------------------
                                Lehman Brothers
                             Aggregate Bond Index

                 Since 3/31/94 ...........................8.23%
                 One year ................................9.65%
                 Three years ............................10.41%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY U.S. ASSET ALLOCATION(R)

Initial Investment:      $10,000        Period: 03/31/94 - 12/97

                        Growth of      Value of         Growth of
                        Initial        Reinvested       Investment with
     Date      NAV      Investment     Distributions    Distributions Reinvested
     03/31/94  12.00       $10,000             $0           $10,000
     03/94     12.00       $10,000             $0           $10,000
     04/94     12.19       $10,158             $0           $10,158
     05/94     12.45       $10,375             $0           $10,375
     06/94     12.24       $10,200             $0           $10,200
     07/94     12.89       $10,742             $0           $10,742
     08/94     13.25       $11,042             $0           $11,042
     09/94     13.37       $11,142             $0           $11,142
     10/94     13.84       $11,533             $0           $11,533
     11/94     14.05       $11,708           $226           $11,934
     12/94     14.10       $11,750           $226           $11,976
     01/95     14.24       $11,867           $228           $12,095
     02/95     14.71       $12,258           $237           $12,495
     03/96     15.16       $12,633           $244           $12,877
     04/95     15.25       $12,708           $245           $12,953
     05/95     15.82       $13,183           $254           $13,437
     06/95     16.33       $13,608           $263           $13,871
     07/95     16.83       $14,025           $270           $14,295
     08/95     17.06       $14,217           $274           $14,491
     09/95     17.41       $14,508           $280           $14,788
     10/95     17.41       $14,508           $280           $14,788
     11/95     17.49       $14,575           $978           $15,553
     12/95     17.86       $14,883           $999           $15,882
     01/96     17.84       $14,867           $997           $15,864
     02/96     18.29       $15,242         $1,022           $16,264
     03/96     18.54       $15,450         $1,036           $16,486
     04/96     19.09       $15,908         $1,068           $16,976
     05/96     19.51       $16,258         $1,091           $17,349
     06/96     19.33       $16,108         $1,081           $17,189
     07/96     18.74       $15,617         $1,047           $16,664
     08/96     19.17       $15,975         $1,072           $17,047
     09/96     19.64       $16,367         $1,098           $17,465
     10/96     18.50       $15,417         $2,330           $17,747
     11/96     19.11       $15,925         $2,407           $18,332
     12/96     18.09       $15,075         $2,848           $17,923
     01/97     18.37       $15,308         $2,893           $18,201
     02/97     18.23       $15,192         $2,870           $18,062
     03/97     17.84       $14,867         $2,808           $17,675
     04/97     18.41       $15,342         $2,898           $18,240
     05/97     19.45       $16,208         $3,063           $19,271
     06/97     19.89       $16,575         $3,132           $19,707
     07/97     21.35       $17,792         $3,361           $21,153
     08/97     21.12       $17,600         $3,325           $20,925
     09/97     21.86       $18,217         $3,441           $21,658
     10/97     21.54       $17,950         $3,391           $21,341
     11/97     21.59       $17,992         $3,399           $21,391
     12/97     18.01       $15,008         $6,323           $21,331

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                 U.S.                             U.S.                                  U.S.
          ASSET ALLOCATION                 ASSET ALLOCATION                       ASSET ALLOCATION

                                                   LIPPER
                 S&P 500                    FLEXIBLE PORTFOLIOS                      LEHMAN AGG
                   AVE                               AVE                                AVE
               3/94-12/97                         3/94-12/97                         3/94-12/97
     DATE        RETURN       VALUE     DATE        RETURN      VALUE      DATE        RETURN       VALUE
---------------------------------------------------------------------------------------------------------------
     Mar-94                  $10,000    Mar-94                   $10,000   Mar-94                    $10,000
     Apr-94                  $10,128    Apr-94                   $10,019   Apr-94                    $ 9,920
     May-94                  $10,294    May-94                   $10,059   May-94                    $ 9,919
     Jun-94                  $10,042    Jun-94                   $ 9,898   Jun-94                    $ 9,897
     Jul-94                  $10,371    Jul-94                   $10,099   Jul-94                    $10,093
     Aug-94                  $10,796    Aug-94                   $10,336   Aug-94                    $10,106
     Sep-94                  $10,532    Sep-94                   $10,174   Sep-94                    $ 9,957
     Oct-94                  $10,768    Oct-94                   $10,245   Oct-94                    $ 9,948
     Nov-94                  $10,376    Nov-94                   $10,009   Nov-94                    $ 9,926
     Dec-94                  $10,530    Dec-94                   $10,080   Dec-94                    $ 9,995
     Jan-95                  $10,803    Jan-95                   $10,192   Jan-95                    $10,193
     Feb-95                  $11,223    Feb-95                   $10,488   Feb-95                    $10,435
     Mar-95                  $11,554    Mar-95                   $10,695   Mar-95                    $10,499
     Apr-95                  $11,894    Apr-95                   $10,908   Apr-95                    $10,646
     May-95                  $12,369    May-95                   $11,281   May-95                    $11,058
     Jun-95                  $12,656    Jun-95                   $11,509   Jun-95                    $11,139
     Jul-95                  $13,075    Jul-95                   $11,811   Jul-95                    $11,114
     Aug-95                  $13,108    Aug-95                   $11,892   Aug-95                    $11,248
     Sep-95                  $13,661    Sep-95                   $12,165   Sep-95                    $11,357
     Oct-95                  $13,612    Oct-95                   $12,104   Oct-95                    $11,505
     Nov-95                  $14,209    Nov-95                   $12,485   Nov-95                    $11,677
     Dec-95                  $14,482    Dec-95                   $12,667   Dec-95                    $11,841
     Jan-96                  $14,975    Jan-96                   $12,919   Jan-96                    $11,920
     Feb-96                  $15,114    Feb-96                   $12,990   Feb-96                    $11,713
     Mar-96                  $15,259    Mar-96                   $13,070   Mar-96                    $11,631
     Apr-96                  $15,484    Apr-96                   $13,225   Apr-96                    $11,566
     May-96                  $15,883    May-96                   $13,399   May-96                    $11,542
     Jun-96                  $15,943    Jun-96                   $13,393   Jun-96                    $11,697
     Jul-96                  $15,239    Jul-96                   $13,019   Jul-96                    $11,729
     Aug-96                  $15,561    Aug-96                   $13,241   Aug-96                    $11,710
     Sep-96                  $16,436    Sep-96                   $13,710   Sep-96                    $11,914
     Oct-96                  $16,890    Oct-96                   $13,957   Oct-96                    $12,178
     Nov-96                  $18,165    Nov-96                   $14,620   Nov-96                    $12,386
     Dec-96                  $17,805    Dec-96                   $14,469   Dec-96                    $12,271
     Jan-97                  $18,917    Jan-97                   $14,953   Jan-97                    $12,309
     Feb-97                  $19,065    Feb-97                   $14,937   Feb-97                    $12,339
     Mar-97                  $18,284    Mar-97                   $14,515   Mar-97                    $12,203
     Apr-97                  $19,374    Apr-97                   $14,927   Apr-97                    $12,385
     May-97                  $20,559    May-97                   $15,572   May-97                    $12,502
     Jun-97                  $21,473    Jun-97                   $16,051   Jun-97                    $12,651
     Jul-97                  $23,181    Jul-97                   $16,974   Jul-97                    $12,992
     Aug-97                  $21,883    Aug-97                   $16,466   Aug-97                    $12,881
     Sep-97                  $23,081    Sep-97                   $17,153   Sep-97                    $13,071
     Oct-97                  $22,311    Oct-97                   $16,792   Oct-97                    $13,261
     Nov-97                  $23,343    Nov-97                   $17,076   Nov-97                    $13,322
     Dec-97                  $23,743    Dec-97                   $17,293   Dec-97                    $13,456

/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC market.

/2/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/3/  The Lipper Flexible Portfolio Funds Average universe consists of 106 funds.

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform over the second half of 1997?

A: The Fund gained 8.2% over the period, slightly underperforming its custom benchmark (60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index), which gained 8.9%. The Fund has outperformed its benchmark since inception, however.

Q: What role did asset allocation decisions play in that performance?

A: Our decision to increase the Fund's fixed-income exposure through the late summer and early autumn was generally positive. In early July 45% of the portfolio was in stocks, 50% was in fixed-income investments and 5% was in cash. (A neutral weighting would be 60/40 stocks/bonds.) By October we had increased the Fund's share of bonds to 60% of total assets and maintained that position into early December. On the whole, the shift toward bonds paid off, as the bellwether Lehman Brothers Aggregate Bond Index edged out the S&P 500 during the fourth quarter. In fact, that was the first time in several years that bonds (as measured by the Lehman Aggregate) had outperformed stocks (as represented by the S&P 500) on a quarterly basis.

Despite continued turmoil in Asia, by early December we thought U.S. equities were on the verge of recovery and we increased the Fund's exposure to them, for a weighting of about 50/50 stocks/bonds. This shift also worked to our advantage, as the stock market recovered some ground in the final month of the year.

Q: What impact did individual stock selection have on the Fund's performance?

A: On the fixed-income side, the U.S. Asset Allocation Fund benefited from its exposure (through the Montgomery Total Return Bond Fund) to bonds with longer maturities. Medium- and long-term interest rates declined more than short-term rates during late 1997. On a sector basis, the Total Return Bond Fund's weighting in U.S. Treasuries (which made up about 40% of its portfolio on September 30) was a plus; Treasuries were a magnet for anxious investors in the fourth quarter. They also benefited from the growing belief among investors that deflation was taking hold. As heavy demand for Treasuries drove down their yields in late 1997, we took profits on many of our holdings in the sector and redirected the proceeds into mortgage-backed bonds and other types of debt. By December 31 the Fund had just 14% of its assets in Treasuries. That shift represents the biggest change we've made recently to the bond component of the U.S. Asset Allocation Fund.

On the equity side, the Fund's emphasis (through the Montgomery Growth Fund) on smaller-cap stocks and cyclical shares put it at somewhat of a disadvantage in the second half. Investors sought out domestically oriented companies (especially large-cap utilities, food manufacturers and pharmaceuticals) that they believed would be insulated from Asia's problems. We believe that there are better bottom-up growth opportunities at cheaper prices in smaller-cap and cyclical areas of the market. We still have confidence in the stocks we've chosen, despite their underperformance in the latter half of 1997.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                           U.S. Asset Allocation
                                                                    Fund
                                                           ---------------------
                                                                Investments


Q: How is the Fund positioned now, and how does that reflect your outlook for the coming year?

A: As of mid-January the Fund had 50% of its assets in stocks and about 50% in bonds. As we mentioned, a neutral weighting for the Fund would be 60/40 stocks/ bonds, so its current positioning means it is overweighted in bonds and underweighted in equities. Those allocations are always subject to change, but at the moment they reflect our view that bonds may rally in 1998 while equities turn in a more moderate performance than they have over the past few years.

In large part, our outlook hinges on the assumption that interest rates may continue to decline, at least during the early part of the year. Over the past decade, falling interest rates have usually boosted both stocks and bonds. Now, however, corporations face a tight labor market in which they may have to increase wages even if productivity gains slow or stall. At the same time, many companies have little or no pricing power through which to pass on the cost of rising wages. As a result, we believe that corporate profit margins may come under pressure in the coming year, making it possible that stocks will not participate as strongly in an interest rate-led rally as they have in the recent past.

P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

INVESTMENT COMPANY SECURITIES -- 99.4%
     Shares                                                       Value (Note 1)
Bond Mutual Fund-Taxable -- 50.5%
    5,624,704   Montgomery Total Return Bond Fund ................$   69,127,617

Equity Mutual Fund -- 48.9%
    3,055,162   Montgomery Growth Fund ...........................    66,877,493
                                                                      ----------

TOTAL INVESTMENTS -- 99.4%

(Cost $143,569,814*) .............................................$  136,005,110

OTHER ASSETS AND LIABILITIES -- 0.6%
(Net) ............................................................       781,946
                                                                         -------
NET ASSETS -- 100.0 % ............................................$  136,787,056
                                                                     ===========

*Aggregate cost for federal tax purposes.

                                                                              53
The accompanying notes are an integral part of these financial statements.

---------------------------------------
        The Montgomery Funds
---------------------------------------
    Global Asset Allocation Fund
---------------------------------------
P o r t f o l i o   H i g h l i g h t s
            (Unaudited)

                     ======================================
                             PORTFOLIO MANAGEMENT
                     --------------------------------------
                            Kevin T. Hamilton, CFA
                     Chair, Investment Oversight Committee
                               U.S. Growth Team
                              International Team
                             Emerging Markets Team
                            U.S. Fixed-Income Team

                     ======================================
                               FUND PERFORMANCE
                     --------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97
                     --------------------------------------
                                  Montgomery
                          Global Asset Allocation Fund

                     Since inception (1/2/97) .......11.17%
                     One year .......................11.17%

                     --------------------------------------
                        MSCI All-Country World Free Index

                     Since 1/2/97 ...................15.00%
                     One year .......................15.00%

                     --------------------------------------
                                Lehman Brothers
                              Aggregate Bond Index

                     Since 1/2/97 ....................9.65%
                     One year ........................9.65%

                     ---------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY GLOBAL ASSET ALLOCATION(R)
Initial Investment:      $10,000        Period: 12/31/96 - 12/97

                            Growth of       Value of            Growth of
                            Initial         Reinvested          Investment with
Date             Nav        Investment      Distributions       Distributions Reinvested
12/31/96       12.00          $10,000             $0                  $10,000
12/96          12.00          $10,000             $0                  $10,000
01/97          12.36          $10,300             $0                  $10,300
02/97          12.38          $10,317             $0                  $10,317
03/97          12.29          $10,242             $0                  $10,242
04/97          12.39          $10,325             $0                  $10,325
05/97          12.90          $10,750             $0                  $10,750
06/97          13.34          $11,117             $0                  $11,117
07/97          13.89          $11,575             $0                  $11,575
08/97          13.33          $11,108             $0                  $11,108
09/97          13.89          $11,575             $0                  $11,575
10/97          13.22          $11,017             $0                  $11,017
11/97          13.22          $11,017             $0                  $11,017
12/97          12.21          $10,175           $942                  $11,117

                     INDEX HYPOTHETICAL GROWTH FOR 10,000

    GLOBAL ASSET ALLOCATION        GLOBAL ASSET ALLOCATION            GLOBAL  ASSET ALLOCATION

            LIPPER                        LEHMAN
    GLOBAL FLEX PORTFOLIOS            AGGREGATE BOND                   MSCI ALL CO FREE INDEX
              AVE                          AVE                                 AVE
          12/96-12/97                   12/96-12-97                        12/96-12/97
    DATE    RETURN    VALUE       DATE    RETURN    VALUE             DATE    RETURN    VALUE
------------------------------------------------------------------------------------------------
    Dec-96             $10,000    Dec-96             $10,000          Dec-96             $10,000
    Jan-97             $10,161    Jan-97             $10,031          Jan-97             $10,168
    Feb-97             $10,210    Feb-97             $10,056          Feb-97             $10,306
    Mar-97             $10,067    Mar-97              $9,944          Mar-97             $10,100
    Apr-97             $10,174    Apr-97             $10,093          Apr-97             $10,425
    May-97             $10,606    May-97             $10,188          May-97             $11,047
    Jun-97             $10,939    Jun-97             $10,309          Jun-97             $11,612
    Jul-97             $11,391    Jul-97             $10,587          Jul-97             $12,137
    Aug-97             $10,976    Aug-97             $10,497          Aug-97             $11,285
    Sep-97             $11,482    Sep-97             $10,652          Sep-97             $11,887
    Oct-97             $11,012    Oct-97             $10,806          Oct-97             $11,179
    Nov-97             $11,048    Nov-97             $10,856          Nov-97             $11,350
    Dec-97             $11,135    Dec-97             $10,965          Dec-97             $11,500

/1/ The MSCI All-Country World Free Index measures the performance of selected equities in 48 developed and emerging markets countries around the world.

/2/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/3/ The Lipper Global Flexible Portfolio Funds Average universe consists of 85 funds.

I N V E S T M E N T   R E V I E W

Q: How did the Fund perform over the second half of 1997?

A: The Fund outperformed its benchmark, the MSCI All-Country World Free Index, by a small margin.

Q: What role did asset allocation play in the Fund's performance?

A: At the start of the second half, 30% of the Fund's assets were in bonds (through the Montgomery Total Return Bond Fund), 39% were in international equities (through the Montgomery International Growth Fund), 17% were in U.S. stocks (through the Montgomery Growth Fund) and 14% were in the emerging markets (through the Montgomery Emerging Markets Fund). The Global Asset Allocation Fund benefited over much of the second half from its overweighting in U.S. bonds and international equities. The U.S. fixed-income market rallied in late 1997. With the exception of Japanese equities, international stocks also performed fairly well for much of the second half and, indeed, for the year as a whole.

The Fund's corresponding deemphasis on U.S. equities was less positive. Our concern about the high level of U.S. equity valuations was a factor in that decision. But the more compelling reason to scale back on U.S. stocks, in our view, was that we believed there were potentially better risk-adjusted opportunities in U.S. bonds and European equities. We thought that U.S. economic conditions--especially declining inflation--would create a strong tailwind for bonds into 1998. At the same time, we believed that Europe was gaining economic momentum, especially in relation to the United States. As it turned out, certain segments of the U.S. equity market continued to advance in late 1997, supported by the so-called flight to quality.

The Fund's stake in the emerging markets also worked against it during the second half. Although its weighting there--between 10 and 14% of assets over the period--was light in absolute terms, the exposure amounted to an overweighting versus the MSCI AC World Free Index. (At the end of 1997, the emerging markets made up only about 4% of that index.) This put the Fund at a disadvantage to the benchmark, though our portfolio managers' country and security selections within the emerging markets did help minimize losses in this segment of the Global Asset Allocation Fund.

Q: What impact did security selection have on the Fund's performance?

A: The Fund benefited from our portfolio managers' security selection in the international and fixed-income arenas. Our stock choices in the U.S. growth equity and small-cap segments did not help much, however, given the broad underperformance of smaller-cap stocks and cyclicals during this period.

Q: How is the Fund positioned now?

A: In early January we made some changes to the Fund's allocations. It now has 20% of its assets in U.S. stocks, 33% in international equities, 7% in the emerging markets and 40% in U.S. bonds. This positioning reflects our belief that the U.S. bond market may keep up its rally in 1998, fueled by the possibility of deflation and other positive economic trends. We think that emerging markets may

                                                         -----------------------
                                                            The Montgomery Funds

                                                         -----------------------
                                                         Global Asset Allocation
                                                                   Fund
                                                         -----------------------
                                                           I n v e s t m e n t s

remain volatile for some time. That said, we believe that the volatility may be toward the upside rather than the downside. As a result, the Fund continues to be slightly overweighted in that asset class relative to the benchmark.

Although we think that U.S. equities may continue to advance in 1998, we believe that their returns could be more moderate than they have been over the past three years. In our view, European equities stand a chance of rallying in 1998 on the back of potentially stronger economic momentum there. Despite these different outlooks, we believe that stock selection will be crucial whatever the asset class. In this Fund we strive to give investors the best of both worlds: careful allocation among asset classes and disciplined stock selection within them.

P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

INVESTMENT COMPANY SECURITIES -- 98.6%
     Shares                                                       Value (Note 1)
Bond Mutual Fund-Taxable -- 34.9%
    46,662   Montgomery Total Return Bond Fund ...................$      573,474

Equity Mutual Fund -- 10.1%
    12,747   Montgomery Emerging Markets Fund ....................       164,816

Equity Mutual Fund -- 19.3%
    14,488   Montgomery Growth Fund ..............................       317,143

International Equity Mutual Fund -- 34.3%
    38,087   Montgomery International
            Growth Fund ..........................................       562,163
                                                                         -------

TOTAL INVESTMENTS -- 98.6%

(Cost $1,696,242*) ...............................................$    1,617,596

OTHER ASSETS AND LIABILITIES -- 1.4%
(Net) ............................................................        23,514
                                                                          ------

NET ASSETS -- 100.0% ..............................................$   1,641,110
                                                                       =========

*Aggregate cost for federal tax purposes.

The accompanying notes are an integral part of these financial statements.

-----------------------------
    The Montgomery Funds
-----------------------------
   Total Return Bond Fund
-----------------------------
     P o r t f o l i o
    H i g h l i g h t s

     (U n a u d i t e d)

             ===================================================
                    P O R T F O L I O  M A N A G E M E N T
             ---------------------------------------------------

             William C. Stevens.........Senior Portfolio Manager
             Peter Wilson......................Portfolio Manager

             ===================================================
                        F U N D  P E R F O R M A N C E
             ---------------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97

             ---------------------------------------------------

                                  Montgomery
                            Total Return Bond Fund

              Since inception (6/30/97).....................6.46%
              ---------------------------------------------------
                                Lehman Brothers
                             Aggregate Bond Index

              Since 6/30/97.................................6.36%

              ---------------------------------------------------

Performance is cumulative and for a limited period of time. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

I N V E S T M E N T   R E V I E W

Q: The Fund debuted on June 30, 1997. How did it do in its first six months?

A: It gained 6.46%, slightly more than the Lehman Brothers Aggregate Bond Index.

Q: What factors drove the Fund's performance?

A: The bond market rallied during the second half of 1997. Investors sought out U.S. Treasuries, which they often consider a haven in times of uncertainty. Bonds were also boosted by positive economic trends in the U.S., especially lower inflation. This rally helped our portfolio in absolute terms.

The Total Return Bond Fund also benefited from having slightly more exposure than the index did to bonds with longer maturities. This was a plus during the second half, as medium- and long-term interest rates declined more than short-term rates. Our security selection also gave the Fund an edge over the index.

Q: How does this Fund differ from Montgomery's other Fixed-Income Funds?

A: The Total Return Bond Fund (TRB) is a bit more flexible than the others. Unlike the other Funds, it actively uses corporate bonds. We can also invest up to 20% of its assets in bonds denominated in foreign currencies, but so far haven't exercised that option. In addition, the TRB will usually be more interest rate sensitive than the other Funds. Under normal circumstances, we plan to keep its effective duration--a measure of its rate sensitivity--between four and five-and-a-half years. (The Short Duration Fund's effective duration is typically comparable to or less than that of a three-year U.S. Treasury note.) The TRB seeks maximum total return at reasonable to below-average risk, and we believe that its flexibility will help it meet that goal over the long term.

Despite these differences, we employ the same core strategy at the TRB as we do at the other Funds: We try to identify bond-market sectors where we think we may have an edge over other investors and/or a passive indexing strategy, and then attempt to capitalize on any market inefficiencies that exist.

Q: How is the Fund positioned now?

A: As of December 31, the Fund's duration was 4.62 years--near that of the Lehman Brothers Aggregate Bond Index. We think that interest rates may drop in 1998, so we're comfortable with this stance.

The biggest change we've made recently in the Fund's sector weightings was to reduce its Treasury position. On October 1 these bonds made up about 40% of the portfolio. As heavy demand in late 1997 drove down Treasury yields, we took profits on them. By December 31, the Fund had just 14% of its assets there.
With the proceeds, we built up the Fund's positions in areas that we think are more attractive, such as collateralized mortgage obligations (CMOs), a type of mortgage-backed security. We also added some corporate bonds. As investors worried that Asia's slowdown would weigh on U.S. firms, they sold off corporates across the credit spectrum. After carefully assessing Asia's potential impact on this sector, we thought that higher-quality bonds had been oversold and we increased the Fund's exposure to them. The portfolio's largest sector weightings

                        Growth of a $10,000 Investment


                     INDEX HYPOTHETICAL GROWTH FOR 10,000

                               TOTAL RETURN BOND

                                    LEHMAN
                                AGGREEGATE BOND
                                      AVE
                                  6/97-12/97

                        DATE         RETURN     VALUE
                      -----------------------------------
                        JUN-97                  $10,000
                        JUL-97                  $10,270
                        AUG-97                  $10,182
                        SEP-97                  $10,332
                        OCT-97                  $10,482
                        NOV-97                  $10,530
                        DEC-97                  $10,636

                         FIRST DATA INVESTOR SERVICE
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY TOTAL RETURN BOND (R)
Initial Investment:  $10,000         Period: 06/30/97 - 12/97

Date                Nav            Growth Of            Value Of          Growth Of
                                   Initial              Reinvested        Investment With
                                   Investment           Distributions     Distributions Reinvested
06/30/97            12.00            $10,000                   $0                 $10,000
06/97               12.00            $10,000                   $0                 $10,000
07/97               12.27            $10,225                  $51                 $10,276
08/97               12.09            $10,075                 $101                 $10,176
09/97               12.22            $10,183                 $150                 $10,333
10/97               12.35            $10,292                 $201                 $10,493
11/97               12.35            $10,292                 $251                 $10,543
12/97               12.29            $10,242                 $404                 $10,646


                     INDEX HYPOTHETICAL GROWTH FOR 10,000



                               TOTAL RETURN BOND

                                    LIPPER
                            INT. INVESTMENTS GRADE
                                      AVE
                                  6/97-12/97

                        DATE         RETURN     VALUE
                      -----------------------------------
                        JUN-97                  $10,000
                        JUL-97                  $10,261
                        AUG-97                  $10,170
                        SEP-97                  $10,313
                        OCT-97                  $10,436
                        NOV-97                  $10,466
                        DEC-97                  $10,560

                                    PAGE 1

/1/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.
/2/ The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 212 funds.

                                                        ------------------------
                                                          The Montgomery Funds
                                                        ------------------------
                                                         Total Return Bond Fund
                                                        ------------------------
                                                          I n v e s t m e n t s


at year-end were mortgage pass-throughs (24% of assets), low-risk CMOs (20%) and corporate debt (16%).

Q: What's your outlook for the bond market in 1998?

A: We think conditions are ripe for a bond-market rally. Many investors now believe that Asia's slowdown is curbing global inflation. In fact, investors have begun to speculate that deflation is in the cards. Several trends support this scenario. The price of gold and other commodities declined in 1997. Economists estimate that global inflation was very mild last year, and they are now reducing their inflation outlook for 1998 to reflect the Asian crisis and lower oil prices, among other things.

What could this mean for investors? In the past, deflation has been generally positive for bonds. For equities, it can be a problem. Firms tend to have less pricing flexibility in a deflationary environment, which can lead to lower profits. It remains to be seen when the Federal Reserve will weigh in with its all-important opinion on this debate. Fed Chairman Alan Greenspan recently acknowledged the possibility of deflation, but the Fed has so far refrained from reducing interest rates to head it off. If it does lower rates, we think bonds may be better positioned to profit.

                   =========================================
                        T O P   T E N   H O L D I N G S
                   -----------------------------------------
                     (as a percentage of total net assets)

FNMA, 7.000% due TBA.......................................................9.6%
U.S. Treasury Bonds,
    8.875% due 12/15/19....................................................6.9%
Citicorp Mortgage Securities, Inc.,
    Series 1990-17B,
    9.500% due 11/25/20....................................................5.3%
U.S. Treasury Bonds,
    6.500% due 11/15/26....................................................5.2%
FHLB, MTN, 7.580% due 09/13/04.............................................5.0%
FHLMC, 5.500% Pass-through Pools
    due 04/01/11-06/01/11..................................................4.4%
FHLMC 9.000% Pass-through Pools
    due 07/01/07-10/01/71..................................................4.2%
FHLMC, 1604D (PAC) 5.250%
    due 01/15/04...........................................................3.8%
FNMA, 9.250% due 10/01/15..................................................3.7%
Deere (John) Capital Corporation,
    MTN, 5.300% due 04/15/98...............................................2.6%


P O R T F O L I O    I N V E S T M E N T S

December 31, 1997 (unaudited)

ASSET-BACKED SECURITIES - 2.7%
Principal Amount                                                Value (Note 1)
                   California Infrastructure:
  $750,000         PG&E-1, 6.420% due 09/25/08..................$      756,211
   375,000         SCE-1, 6.380% due 09/25/08...................       377,739
   650,000         SDG&E-1, 6.310% due 09/25/08.................       653,605
                   Union Acceptance Corporation:
13,461,870         Series 1995-CI, (PAC), 3.000% due 10/02/02...       159,860
 6,400,921         Series 1995-DI, (PAC), 3.000% due 02/07/99...       101,265
                                                                       -------

TOTAL ASSET-BACKED SECURITIES
(Cost $1,918,428)...............................................     2,048,680
                                                                     ---------

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
   428,776         CIT Group Securitization Corporation,
                   Series 1995-1A1, 7.700% due 08/15/20.........       430,079
 4,000,000         Citicorp Mortgage Securities, Inc.,
                   Series 1990-17B, 9.500% due 11/25/20.........     4,062,350
   250,000         UCFC Home Equity Loan, Series 1996-B1A2,
                   7.075% due 04/15/10..........................       251,089
                                                                       -------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,749,421)...............................................     4,743,518
                                                                     ---------

CORPORATE BONDS - 15.9%
2,000,000          Deere (John) Capital Corporation, MTN,
                   5.300% due 04/15/98(**)......................     1,998,560
  805,000          Ford Motor Credit Company, Senior Notes,
                   6.500% due 02/28/02..........................       812,044
  200,000          Franchise Finance Corporation, MTN,
                   6.780% due 02/20/02..........................       201,000
  650,000          General Motors Acceptance Corporation,
                   Senior Notes, 6.750% due 02/07/02............       662,187
1,205,000          Hunt (J.B.) Transport Services, Inc., Notes,
                   6.250% due 09/01/03..........................     1,192,950
  875,000          IRT Property Company, Notes,
                   7.450% due 04/01/01..........................       901,250
  950,000          Irvine Apartment Communities, Notes,
                   7.000% due 10/01/07..........................       957,125
                   Kimco Realty Corporation:
  900,000          Notes, 7.910% due 04/26/05...................       970,875
  650,000          Senior Notes, 6.500% due 10/01/03............       650,812
  110,000          Occidental Petroleum Corporation,
                   MTN, 9.750% due 06/15/01.....................       121,688
  550,000          Price Reit Inc.,
                   7.250% due 11/11/00..........................       561,000
  500,000          Salomon Smith Barney Holdings Inc.,
                   5.625% due 11/15/98..........................       498,820
1,000,000          Security Capital Pacific Trust, Notes,
                   7.550% due 08/01/08..........................     1,057,500
  700,000          Tele-Communications Inc.,
                   7.250% due 08/01/05..........................       721,000
  122,000          U. S. West Communications Corporation,
                   MTN, 5.500% due 03/15/99**...................       120,821
  645,000          Vastar Resources, MTN, 6.960% due 02/26/07...       665,962
                                                                       -------

The accompanying notes are an integral part of these financial statements.

----------------------
The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------

I n v e s t m e n t s


TOTAL CORPORATE BONDS
                                                                 Value (Note 1)

(Cost $11,861,992)............................................. $   12,093,594
                                                                    ----------

FEDERAL HOME LOAN BANK (FHLB) -- 12.8%
Principal Amount

            Agencies:
$2,000,000  5.260% (FLTR) due 05/12/99(**).....................      1,982,724
 1,650,000  4.670% (FLTR) due 03/22/00(**).....................      1,601,294
   650,000  4.500% (FLTR) due 04/14/00(**).....................        636,029
 1,700,000  6.320% due 02/21/06................................      1,730,073
 3,500,000  MTN, 7.580% due 09/13/04...........................      3,820,985
                                                                     =========
TOTAL FEDERAL HOME LOAN BANK
(Cost $ 9,668,752).............................................      9,771,105
                                                                     =========

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 27.2%
 1,520,000  5.000% (FLTR) due 3/18/00(**)......................      1,486,256
            CMOs:
   234,942  1655C (PAC) 5.250% due 06/15/03....................        234,236
 2,933,533  1604D (PAC) 5.250% due 07/15/04....................      2,921,519
 1,480,000  1676KD (AD) 6.250% due 03/15/06....................      1,482,948
 1,000,000  1657C (PAC) 5.500% due 11/15/11....................        996,337
   887,309  1560PD (PAC) 5.500% due 01/15/13...................        884,553
 1,155,356  1546C 5.500% due 10/15/13..........................      1,151,134
 2,000,000  1610PG (PAC) 6.000% due 03/15/19...................      1,986,953
   600,000  1722PG (PAC) 6.500% due 12/15/19...................        604,523
   900,000  1487F 6.000% due 11/15/20..........................        887,913
 1,537,377  1502PX 7.000% due 04/15/23.........................      1,499,146
            Pass-throughs:
 3,473,576  5.500% Pass-through Pools due
            04/01/11-06/01/11..................................      3,371,261
 3,029,742  9.000% Pass-through Pools due
            07/01/07-10/01/17..................................      3,217,799
                                                                     ---------

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $20,439,107).............................................     20,724,578
                                                                    ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 20.8%
   191,498  9.500% due 12/01/01................................        197,991
   213,591  9.500% due 12/01/03................................        223,261
 1,025,899  9.000% due 09/01/07................................      1,080,280
 2,623,540  9.250% due 10/01/15................................      2,829,632
 1,000,000  5.000% (FLTR) due 03/03/00(**).....................        980,000
 7,250,000  7.000% due TBA.....................................      7,295,313
            CMOs:
   930,052  1988-16B (PAC), 9.500% due 06/25/18................      1,004,747
   208,073  1991-94C (PAC), Zero Coupon due 07/25/21...........        202,464
   157,358  1993-143D (PAC), 5.000% due 08/25/23...............        156,503
   843,006  1993-159PA (PAC), Zero Coupon due 01/25/21.........        784,391
 1,100,000  1993-234PB (PAC),  5.500% due 10/25/07.............      1,072,887
                                                                     ---------

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $15,788,680).............................................     15,827,469
                                                                    ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 0.8%
(Cost $572,625)
            Pass-throughs:
 $547,908   8.500% Pass-through Pools
            due 01/15/23-07/15/23..............................    $   578,038
                                                                       -------

MUNICIPAL BONDS -- 3.7%
1,300,000   Chicago, Illinois, Tax Increment Bonds,
            Central Loop, Series B, 6.375% due 06/01/03              1,309,750
1,400,000   Oakland, California, Pension Obligations,
            Revenue Bonds, Sub-Series A,
            6.950% due 12/15/08                                      1,475,250
                                                                     ---------

TOTAL MUNICIPAL BONDS
(Cost $2,745,636)..............................................      2,785,000
                                                                     ---------

U.S. TREASURY BONDS -- 14.2%
3,900,000   U.S. Treasury Bonds, 8.875% due 02/15/19...........      5,217,459
3,725,000   U.S. Treasury Bonds, 6.500% due 11/15/26...........      3,976,438
1,600,000   U.S. Treasury Bonds, 6.125% due 11/15/27...........      1,644,256
                                                                     ---------

TOTAL U.S. TREASURY BONDS
(Cost $10,069,071).............................................     10,838,153
                                                                    ----------

U.S. TREASURY NOTE -- 0.2%
(Cost $165,748)
  160,000   U.S. Treasury Notes, 6.500% due 05/15/05...........        166,800
                                                                       -------
TOTAL SECURITIES
(Cost $77,979,460).............................................     79,576,935
                                                                    ----------

REPURCHASE AGREEMENT -- 0.7%
(Cost $525,000)
  525,000   Agreement with BZW Securities, Tri-Party,
            6.900% dated 12/31/97, to be repurchased at
            $525,201 on 01/02/98, collateralized by
            $535,500 market value of U.S. government
            securities, having various maturities and
            various interest rates.............................        525,000
                                                                       -------

TOTAL INVESTMENTS -- 105.2%
(Cost $78,504,460*)............................................     80,101,935

OTHER ASSETS AND LIABILITIES -- (5.2%)
(Net)..........................................................     (3,980,805)
                                                                     ---------

NET ASSETS -- 100.0%...........................................   $ 76,121,130
                                                                    ==========

*   Aggregate cost for federal tax purposes.
**  Floating-rate note reflects the rate in effect at December 31, 1997.

Abbreviations:
AD Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO    Collateralized Mortgage Obligation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
MTN    Medium-Term Note.
PAC Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
TBA    To-Be-Announced Security.

   The accompanying notes are an integral part of these financial statements.

                                          --------------------------------------
                                                     The Montgomery Funds

                                          --------------------------------------
                                                        Short Duration
                                                     Government Bond Fund
                                          --------------------------------------

                                          P o r t f o l i o  H i g h l i g h t s
                                                      (Unaudited)

I N V E S T M E N T  R E V I E W

Q: How did the Fund perform from July 1, 1997, through December 31, 1997?

A: The Fund outperformed its benchmark, the Lehman Brothers 1-3 Year Government Bond Index, over the second half of 1997. It also beat the index over the full-year period. On a related note, the Fund celebrated its fifth anniversary in late 1997. We're very pleased that its returns over those five years (December 31, 1992, to December 31, 1997) earned it first place out of 32 short government bond funds, according to Lipper Analytical Services.* The Fund also garnered a four-star rating from Morningstar for its risk/return profile over the three- and five-year periods ended December 31, 1997. (See the footnote on the following page for details.)

Q: What factors helped the Fund outperform over the second half of 1997?

A: Medium- to long-term interest rates declined more than short rates during the fourth quarter--in bond-market parlance, "the yield curve flattened." So even though we kept the portfolio's duration (a measure of its interest rate sensitivity) fairly close to its benchmark's during the quarter, the Fund did gain a slight advantage from having more exposure to bonds with maturities of three years or greater. We also managed to outperform the index by selectively overweighting certain sectors and underweighting others. This is a key element of our strategy. We try to identify inefficiencies in the bond market and then attempt to exploit them. By "inefficiencies" we mean securities that, for a variety of reasons, other investors appear to have oversold or overlooked.

During the fourth quarter, for example, the Fund profited from its exposure to U.S. government agency debt that is backed by "super-seasoned" pools of mortgages dating as far back as 1977. These bonds still offer the high interest rates of that era but, we think, may be less vulnerable to prepayments, one of the most significant risks facing investors in this sector. Prepayments tend to pick up in a declining interest rate environment like the current one, as homeowners are more likely to refinance the mortgages backing a bond to take advantage of lower rates. If a bond is prepaid, investors receive their principal back and typically end up having to reinvest it in lower-yielding issues. Our philosophy is that if homeowners were going to refinance the mortgages that make up the pools backing these super-seasoned bonds, they would already have done so at some point over the past 20 years. Therefore, we doubt that most of these issues are at risk of prepayment, making their high yields very enticing to us. This is the kind of inefficiency we aim to identify.

Q: Have you made any major changes to the portfolio recently? How is the Fund positioned now?

A: The most significant change we made during the second half was to scale back the Fund's exposure to U.S. Treasuries from nearly 30% of assets last summer to just 9% at year's end. The turmoil in Asia and other markets around the world last year drove investors to U.S. Treasuries. That demand drove their yields down sharply. As a result, we took profits on many of our Treasury positions and redirected the proceeds to sectors offering more-attractive yields.

                ==============================================
                             PORTFOLIO MANAGEMENT
                ----------------------------------------------

                William C. Stevens....Senior Portfolio Manager
                Peter Wilson...........................Manager


                ==============================================
                               FUND PERFORMANCE
                ----------------------------------------------
                         Average annual total returns
                         for the period ended 12/31/97

                ----------------------------------------------
                           Montgomery Short Duration
                             Government Bond Fund

                Since inception (12/18/92)...............6.56%
                One year.................................6.97%
                Five years...............................6.51%

                ----------------------------------------------
                          Lehman Brothers Government
                              Bond 1-3 Year Index

                Since 12/31/92...........................5.65%
                One year.................................6.65%
                Five years...............................5.65%

                ----------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                           [LINE CHART APPEARS HERE]


                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS


MONTGOMERY SHORT DURATION GOVT BD(R)
Initial Investment:   $10,000         Period: 12/18/92 - 12/97

                              Growth of            Value of               Growth
                              Initial              Reinvested             Investment with
Date          NAV             Investment           Distributions          Distributions Reinvested
12/18/92     10.00            $10,000                $    0                 $10,000
12/92        10.02            $10,020                $   23                 $10,043
01/93        10.10            $10,100                $   75                 $10,175
02/93        10.14            $10,140                $  128                 $10,268
03/93        10.17            $10,170                $  180                 $10,350
04/93        10.19            $10,190                $  235                 $10,425
05/93        10.16            $10,160                $  282                 $10,442
06/93        10.23            $10,230                $  335                 $10,565
07/93        10.23            $10,230                $  393                 $10,623
08/93        10.25            $10,250                $  449                 $10,699
09/93        10.25            $10,250                $  508                 $10,758
10/93        10.23            $10,230                $  566                 $10,796
11/93        10.18            $10,180                $  617                 $10,797
12/93        10.10            $10,100                $  756                 $10,856
01/94        10.13            $10,130                $  810                 $10,940
02/94        10.03            $10,030                $  850                 $10,880
03/94         9.94            $ 9,940                $  891                 $10,831
04/94         9.86            $ 9,860                $  931                 $10,791
05/94         9.82            $ 9,820                $  979                 $10,799
06/94         9.80            $ 9,800                $1,029                 $10,829
07/94         9.85            $ 9,850                $1,088                 $10,938
08/94         9.83            $ 9,830                $1,141                 $10,971
09/94         9.75            $ 9,750                $1,188                 $10,938
10/94         9.72            $ 9,720                $1,241                 $10,961
11/94         9.65            $ 9,650                $1,290                 $10,940
12/94         9.63            $ 9,630                $1,349                 $10,979
01/95         9.71            $ 9,710                $1,423                 $11,133
02/95         9.79            $ 9,790                $1,497                 $11,287
03/95         9.79            $ 9,790                $1,561                 $11,351
04/95         9.82            $ 9,820                $1,628                 $11,448
05/95         9.94            $ 9,940                $1,711                 $11,651
06/95         9.95            $ 9,950                $1,775                 $11,725
07/95         9.92            $ 9,920                $1,832                 $11,752
08/95         9.94            $ 9,940                $1,895                 $11,835
09/95         9.96            $ 9,960                $1,958                 $11,918
10/95         9.98            $ 9,980                $2,024                 $12,004
11/95        10.04            $10,040                $2,095                 $12,135
12/95        10.08            $10,080                $2,162                 $12,242
01/96        10.11            $10,110                $2,226                 $12,336
02/96        10.02            $10,020                $2,261                 $12,281
03/96         9.97            $ 9,970                $2,310                 $12,280
04/96         9.92            $ 9,920                $2,357                 $12,277
05/96         9.88            $ 9,880                $2,408                 $12,288
06/96         9.92            $ 9,920                $2,478                 $12,398
07/96         9.91            $ 9,910                $2,538                 $12,448
08/96         9.89            $ 9,890                $2,595                 $12,485
09/96         9.93            $ 9,930                $2,668                 $12,598
10/96        10.01            $10,010                $2,270                 $12,760
11/96        10.06            $10,060                $2,827                 $12,887
12/96        10.00            $10,000                $2,872                 $12,872
01/97        10.00            $10,000                $2,936                 $12,936
02/97         9.97            $ 9,970                $2,987                 $12,957
03/97         9.90            $ 9,900                $3,030                 $12,930
04/97         9.94            $ 9,940                $3,105                 $13,045
05/97         9.96            $ 9,960                $3,176                 $13,136
06/97         9.99            $ 9,990                $3,250                 $13,240
07/97        10.07            $10,070                $3,340                 $13,410
08/97        10.02            $10,020                $3,388                 $13,408
09/97        10.06            $10,060                $3,464                 $13,524
10/97        10.10            $10,100                $3,542                 $13,642
11/97        10.08            $10,080                $3,598                 $13,678
12/97        10.10            $10,100                $3,669                 $13,769


                             Performance Analysis

--------------------------------------------------------------------------------
           LehmanBros 1-3 Govilnx $T       Montgomery Short Duration Fund Net
--------------------------------------------------------------------------------
Jan 93                    $10,105.00                               $10,131.00
--------------------------------------------------------------------------------
Feb 93                    $10,185.84                               $10,224.21
--------------------------------------------------------------------------------
Mar 93                    $10,217.42                               $10,306.00
--------------------------------------------------------------------------------
Apr 93                    $10,279.74                               $10,380.20
--------------------------------------------------------------------------------
May 93                    $10,255.07                               $10,397.85
--------------------------------------------------------------------------------
Jun 93                    $10,331.98                               $10,520.54
--------------------------------------------------------------------------------
Jul 93                    $10,354.71                               $10,577.35
--------------------------------------------------------------------------------
Aug 93                    $10,440.66                               $10,653.51
--------------------------------------------------------------------------------
Sep 93                    $10,474.07                               $10,713,17
--------------------------------------------------------------------------------
Oct 93                    $10,497.11                               $10,749.60
--------------------------------------------------------------------------------
Nov 93                    $10,499.21                               $10,750.67
--------------------------------------------------------------------------------
Dec 93                    $10,541.21                               $10,809.80
--------------------------------------------------------------------------------
Jan 94                    $10,606.56                               $10,894.12
--------------------------------------------------------------------------------
Feb 94                    $10,541.86                               $10,834.20
--------------------------------------------------------------------------------
Mar 94                    $10,488.10                               $10,785.44
--------------------------------------------------------------------------------
Apr 94                    $10,448.24                               $10,745.54
--------------------------------------------------------------------------------
May 94                    $10,462.87                               $10,754.13
--------------------------------------------------------------------------------
Jun 94                    $10,469.03                               $10,783.17
--------------------------------------------------------------------------------
Jul 94                    $10,583.43                               $10,892.08
--------------------------------------------------------------------------------
Aug 94                    $10,618.36                               $10,924.76
--------------------------------------------------------------------------------
Sep 94                    $10,593.93                               $10,693.07
--------------------------------------------------------------------------------
Oct 94                    $10,618.30                               $10,915.95
--------------------------------------------------------------------------------
Nov 94                    $10,573.70                               $10,894.12
--------------------------------------------------------------------------------
Dec 94                    $10,593.79                               $10,933.34
--------------------------------------------------------------------------------
Jan 95                    $10,737.87                               $11,086.40
--------------------------------------------------------------------------------
Feb 95                    $10,883.90                               $11,239.40
--------------------------------------------------------------------------------
Mar 95                    $10,944.85                               $11,303.46
--------------------------------------------------------------------------------
Apr 95                    $11,042.26                               $11,399.54
--------------------------------------------------------------------------------
May 95                    $11,231.09                               $11,602.45
--------------------------------------------------------------------------------
Jun 95                    $11,291.73                               $11,675.55
--------------------------------------------------------------------------------
Jul 95                    $11,336.90                               $11,702.40
--------------------------------------------------------------------------------
Aug 95                    $11,404.92                               $11,785.49
--------------------------------------------------------------------------------
Sep 95                    $11,460.81                               $11,867.99
--------------------------------------------------------------------------------
Oct 95                    $11,555.93                               $11,953.44
--------------------------------------------------------------------------------
Nov 95                    $11,654.16                               $12,084.92
--------------------------------------------------------------------------------
Dec 95                    $11,741.56                               $12,191.27
--------------------------------------------------------------------------------
Jan 96                    $11,841.37                               $12,285.14
--------------------------------------------------------------------------------

---------------------------------------------------------------------
           LehmanBros 1-3 Govilnx $T       Short Duration Fund Net
---------------------------------------------------------------------
Feb 96                    $11,795.18                    $12,229.86
---------------------------------------------------------------------
Mar 96                    $11,786.93                    $12,228.64
---------------------------------------------------------------------
Apr 96                    $11,798.71                    $12,226.19
---------------------------------------------------------------------
May 96                    $11,824.67                    $12,237.20
---------------------------------------------------------------------
Jun 96                    $11,910.99                    $12,347.33
---------------------------------------------------------------------
Jul 96                    $11,957.44                    $12,396.72
---------------------------------------------------------------------
Aug 96                    $12,001.69                    $12,433.91
---------------------------------------------------------------------
Sep 96                    $12,110.90                    $12,545.82
---------------------------------------------------------------------
Oct 96                    $12,247.76                    $12,707.66
---------------------------------------------------------------------
Nov 96                    $12,338.39                    $12,833.46
---------------------------------------------------------------------
Dec 96                    $12,340.86                    $12,818.06
---------------------------------------------------------------------
Jan 97                    $12,399.92                    $12,880.87
---------------------------------------------------------------------
Feb 97                    $12,429.97                    $12,902.77
---------------------------------------------------------------------
Mar 97                    $12,420.23                    $12,875.67
---------------------------------------------------------------------
Apr 97                    $12,521.57                    $12,990.27
---------------------------------------------------------------------
May 97                    $12,608.82                    $13,081.48
---------------------------------------------------------------------
Jun 97                    $12,695.66                    $13,185.14
---------------------------------------------------------------------
Jul 97                    $12,834.30                    $13,355.22
---------------------------------------------------------------------
Aug 97                    $12,847.56                    $13,352.55
---------------------------------------------------------------------
Sep 97                    $12,945.18                    $13,468.72
---------------------------------------------------------------------
Oct 97                    $13,041.54                    $13,584.34
---------------------------------------------------------------------
Nov 97                    $13,074.29                    $13,620.52
---------------------------------------------------------------------
Dec 97                    $13,161.95                    $13,710.82
---------------------------------------------------------------------

                                              Unit Value Base: Dec 92=$10,000.00
                                                         Source: Micropal


INDEX HYPOTHETICAL GROWTH FOR 10,000


      SHORT DURATION GOV'T

             LIPPER
          SHORT US GOVT
               AVE
           12/92-12/97

      DATE      RETURN     VALUE
   --------------------------------
   Dec-92                  $10.000
   Jan-93                  $10.100
   Mar-93                  $10.180
   Mar-93                  $10.209
   Apr-93                  $10.265
   May-93                  $10.255
   Jun-93                  $10.331
   Jul-93                  $10.359
   Aug-93                  $10.434
   Sep-93                  $10.461
   Oct-93                  $10.478
   Nov-93                  $10.4?8
   Dec-93                  $10.506
   Jan-94                  $10.572
   Feb-94                  $10.510
   Mar-94                  $10.440
   Apr-94                  $10.401
   May-94                  $10.412
   Jun-94                  $10.426
   Jul-94                  $10.504
   Aug-94                  $10.531
   Sep-94                  $10.512
   Oct-94                  $10.531
   Nov-94                  $10.499
   Dec-94                  $10.524
   Jan-95                  $10.646
   Feb-95                  $10.777
   Mar-95                  $10.834
   Apr-95                  $10.919
   May-95                  $11.087
   Jun-95                  $11.141
   Jul-95                  $11.170
   Aug-95                  $11.238
   Sep-95                  $11.293
   Oct-95                  $11.377
   Nov-95                  $11.?68
   Dec-95                  $11.551
   Jan-96                  $11.630
   Feb-96                  $11.588
   Mar-96                  $11.579
   Apr-96                  $11.591
   May-96                  $11.606
   Jun-96                  $11.683
   Jul-96                  $11.726
   Aug-96                  $11.756
   Sep-69                  $11.855
   Oct-96                  $11.973
   Nov-96                  $12.061
   Dec-96                  $12.056
   Jan-97                  $12.113
   Feb-97                  $12.143
   Mar-97                  $12.132
   Apr-97                  $12.224
   May-97                  $12.298
   Jun-97                  $12.376
   Jul-97                  $12.504
   Aug-97                  $12.512
   Sep-97                  $12.602
   Oct-97                  $12.686
   Nov-97                  $12.711
   Dec-97                  $12.779

/1/ The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S.
    government issues with maturities of one to three years.

/2/ The Lipper Short U.S. Government Funds Average universe consists of 32 funds.

--------------------
The Montgomery Funds
--------------------
   Short Duration
Government Bond Fund
--------------------
Portfolio Highlights

                     =====================================
                        T O P   T E N   H O L D I N G S
                     -------------------------------------
                     (as a percentage of total net assets)

FNMA, X-109A 6.000% (PAC)
        due 08/25/05...............................................9.3%
U.S. Treasury Note,
        6.500% due 05/15/05........................................9.0%
FHLMC, Pool #555326
        9.750% due 03/01/16........................................7.8%
FHLMC, 5.500% Pass-through Pools
        due 04/01/11-06/01/11......................................6.9%
FHLB, 0.000% (FLTR) due 03/22/00...................................6.0%
FHLMC, 1620PD
        5.500% (PAC) due 07/15/12..................................5.6%
FHLMC, 1643PE 5.500% (PAC)
        due 10/15/19...............................................5.5%
FHLMC, 1673C 5.350% (PAC)
        due 03/15/12...............................................4.9%
FNMA, 7.000% due TBA...............................................4.7%
FHLMC, Pool #E40290 8.500%
        due 06/01/07...............................................4.4%


                    ======================================
                              A S S E T   M I X
                    --------------------------------------
                    (as a percentage of total investments)

Collateralized Mortgage Obligations.................................42%
Mortgage Pass-throughs..............................................28%
Agencies............................................................16%
Treasuries...........................................................9%
Others...............................................................5%

* Lipper Analytical Services is a nationally recognized, independent company that compiles performance data on mutual funds. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. The ratings are calculated from the funds' three-, five- and 10-year average annual returns (if available) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of funds in a rating universe receive five stars, and the next 22.5% receive four stars. The Montgomery Short Duration Government Bond Fund was ranked among a universe of 1,371 taxable bond funds over the three-year period and 771 taxable bond funds over the five-year period.

For example, we increased the Fund's weighting in collateralized mortgage obligations (CMOs), a type of mortgage-backed security. These bonds currently account for 42% of the portfolio, up from 32% in mid-1997. We also added to the Fund's position in mortgage pass-throughs, many of which, like CMOs, offer better yields than Treasuries. As of December 31, 1997, the Fund had 28% of its assets in mortgage pass-throughs, up from 13% in mid-1997.

Q: The buzzword in the bond market recently has been deflation. What's your perspective?

A: We think that deflation, caused by excess global supply, is very plausible. If U.S. domestic demand weakens in the near term, other countries may not be able to pick up the slack. European economies are still a little feeble, Southeast Asia is in the midst of a crisis, and Japan continues to grapple with weak domestic demand and other problems. Further, the potential slack is bigger than it used to be, as the freeing of world trade and recent productivity gains have rapidly expanded worldwide capacity. Of course, we're not the only investors who believe that deflation could be on the horizon. That scenario has created very bullish market sentiment recently, driving the yield on the bellwether 30-year Treasury bond below 6%. Interestingly, though, the Federal Reserve doesn't appear to have bought into the deflation hypothesis yet. Fed Chairman Alan Greenspan recently acknowledged that deflation is a possibility, but so far has not acted to forestall it. Real short-term yields remain very high, suggesting that the Fed is still concerned about possible inflationary pressure from strong U.S. economic and employment growth.

The bond market's rally--along with declining gold and commodity prices and the strengthening dollar--is sending a very different message: Investors seem to think that the Fed has its head in the sand on deflation. Ever since Greenspan took over as the Fed's chief policy-maker, betting against his view of the economy has been a losing proposition. But, with the Fed's outlook now diverging so conspicuously from those out in the trenches, we wonder: Could this time be different?

Q: If deflation does occur, what effect might it have on the bond market?

A: We think that bonds would have a distinct advantage over equities in a deflationary environment. Bonds are traditionally driven by their real yields. In contrast, equities have become increasingly prized for their earnings over the past several years. But this orientation toward earnings could leave some investors liable to disappointment in a deflationary environment. Deflation tends to reduce companies' pricing flexibility, among other things, potentially curtailing their earnings and depressing their shares. If such disappointments are widespread, we think that investors would begin to appreciate the real yields that bonds offer much more than they have for many years. A lot of uncertainty remains, though. In this unsettled environment, we will continue to focus on our core strategy: seeking out areas of the market where we think we have a competitive advantage, and then trying to exploit any inefficiencies that may exist. At the same time, we will actively try to minimize the Fund's risk through diversification and other means.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                              Short Duration
                                                           Government Bond Fund
                                                          ----------------------
                                                          I n v e s t  m e n t s


P O R T F O L I O  I N V E S T M E N T S

December 31, 1997 (unaudited)

FEDERAL HOME LOAN BANK (FHLB) -- 15.6%
Principal Amount                                          Value (Note 1)
              Agencies:
 $500,000     2.625% (FLTR) due 08/27/98..................$    487,919
  698,509     Zero Coupon due 02/25/99....................     655,145
1,850,000     5.260% (FLTR) due 05/12/99..................   1,834,020
3,350,000     4.755% (FLTR) due 03/22/00..................   3,246,715
2,200,000     5.000% (FLTR) due 05/10/00..................   2,151,573
                                                             ---------

TOTAL FEDERAL HOME LOAN BANK
(Cost $8,368,630).........................................   8,375,372
                                                             ---------

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 50.2%
              CMOs:
  232,142     1647PJ 5.250% (PAC) due 02/15/03............     231,514
1,000,000     1471E 6.250% (PAC) due 04/15/05.............   1,000,313
1,094,735     1203G 5.000% (PAC) due 07/15/05.............   1,080,366
1,000,000     1544E 6.250% (PAC) due 06/15/08.............   1,001,055
2,652,000     1673C 5.350% (PAC) due 03/15/12.............   2,638,906
3,000,000     1620PD 5.500% (PAC) due 07/15/12............   2,990,971
1,708,892     1603D 5.250% (PAC) due 11/15/15.............   1,700,350
  176,191     1355E 7.050% (PAC) due 06/15/19.............     175,923
3,000,000     1643PE 5.500% (PAC) due 10/15/19............   2,965,078
              Pass-throughs:
1,648,372     Pool #380018 9.000% due 02/01/03............   1,702,588
2,278,235     Pool #E40290 8.500% due 06/01/07............   2,381,646
3,816,705     5.500% Pass-through Pools
              due 04/01/11-06/01/11.......................   3,697,825
3,918,686     Pool #555326 9.750% due 03/01/16............   4,212,129
1,127,125     9.000% Pass-throughs
              due 10/01/16-05/01/20.......................   1,198,239
              Tiered Payment:
   18,586     Pool #730223 9.50% due 01/01/06.............      19,449
    6,314     Pool #730288 8.50% due 07/01/06.............       6,524
                                                                 -----

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $26,818,866)........................................  27,002,876

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 24.5%
2,500,000     7.000% due TBA..............................   2,515,625
              CMOs:
  650,000     1993-99D 6.700% (AD) due 03/25/04...........     663,863
5,000,000     X-109A 6.000% (PAC) due 08/25/05............   4,981,641
  750,000     1993-101PE 5.750% (PAC) due 01/25/08........     744,609
  227,284     1993-30PD 5.750% (PAC) due 11/25/12.........     226,332
  553,172     1993-99PD 5.600% (PAC) due 10/25/13.........     550,742
  958,306     X-225C 5.200% (PAC) due 09/25/15............     951,584
  911,612     1994-23 5.125% (PAC) due 07/25/17...........     894,662
              Pass-throughs:
1,615,653     9.000% Pass-through Pools due
              05/01/01-11/01/06...........................   1,681,613
                                                             ---------

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $13,176,897)........................................  13,210,671
                                                            ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 0.0%#
              Pass-throughs:
    3,446     10.250% Pool #288579 due 04/15/98...........       3,506
              GNMA II:
   16,568     10.500% Pool #1123 due 01/20/19.............      18,163
                                                                ------

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $20,014)............................................      21,669
                                                                ------

UNION ACCEPTANCE CORPORATION (UAC) -- 0.1%
              Asset-Backed Securities:
1,859,315     95-DI (ABS) 3.000% due 02/07/99.............      29,415
5,014,544     95-CI (PAC) (ABS) 3.000% due 10/10/02.......      59,547
                                                                ------

TOTAL UNION ACCEPTANCE CORPORATION
(Cost $47,717)............................................      88,962
                                                                ------

U.S. TREASURY NOTES -- 9.0%
(Cost $4,799,768)
4,625,000     U.S. Treasury Note, 6.500% due 05/15/05.....   4,821,562
                                                             ---------

TOTAL INVESTMENTS -- 99.4%
(Cost $53,231,892*).......................................  53,521,112

OTHER ASSETS AND LIABILITIES -- 0.6%
(Net).....................................................     300,828
                                                               -------

NET ASSETS -- 100.0%......................................$ 53,821,940
                                                            ==========

* Aggregate cost for federal tax purposes.
# Amount represents less than 0.1%.

Abbreviations:
ABS   Asset-Backed Securities.
AD Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.
CMO   Collateralized Mortgage Obligation.
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
PAC Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.
TBA   To-Be-Announced Security.

The accompanying notes are an integral part of these financial statements.

---------------------------------------
The Montgomery Funds
---------------------------------------
 California Tax-Free
Intermediate Bond Fund
---------------------------------------
P o r t f o l i o   H i g h l i g h t s
    (Unaudited)

===============================================
    P O R T F O L I O   M A N A G E M E N T
-----------------------------------------------
William C. Stevens.....Senior Portfolio Manager
Peter Wilson..................Portfolio Manager


===============================================
        F U N D   P E R F O R M A N C E
-----------------------------------------------
        Average annual total returns
        for the period ended 12/31/97
-----------------------------------------------
       Montgomery California Tax-Free
          Intermediate Bond Fund

Since inception (7/1/93)................  5.67%
One year................................  7.50%
Three years.............................  7.77%

-----------------------------------------------
          Merrill Lynch California
      Municipal Intermediate Bond Index

Since 6/30/93...........................  4.73%
One year................................  6.55%
Three years.............................  7.49%

-----------------------------------------------
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY CA TAX FREE INTERM BD(R)
Initial Investment:    $10,000                  Period: 07/01/93 - 12/97


                    Growth of      Value of         Growth of
                    Initial        Reinvested       Investment with
Date       NAV      Investment     Distributions    Distributions Reinvested
12/96     12.47      $10,392       $1,529              $11,921
01/97     12.47      $10,392       $1,572              $11,964
02/97     12.51      $10,425       $1,617              $12,042
03/97     12.32      $10,267       $1,634              $11,901
04/97     12.34      $10,283       $1,679              $11,962
05/97     12.45      $10,375       $1,737              $12,112
06/97     12.53      $10,442       $1,791              $12,233
07/97     12.80      $10,667       $1,872              $12,539
08/97     12.65      $10,542       $1,893              $12,435
09/97     12.74      $10,617       $1,949              $12,566
10/97     12.75      $10,625       $1,994              $12,619
11/97     12.76      $10,633       $2,039              $12,672
12/97     12.86      $10,717       $2,098              $12,815

                             Performance Analysis

-----------------------------------
          ML Muni CA Int3-7(U2CO)$T
-----------------------------------
Jul 93                $ 9,981.50000
------
Aug 93                $10,023.42230
------
Sep 93                $10,015.90473
------
Oct 93                $10,138.90005
------
Nov 93                $10,091.14583
------
Dec 93                $10,263.40169
------
Jan 94                $10,332.88492
------
Feb 94                $10,186.05462
------
Mar 94                $10,034.79171
------
Apr 94                $10,018.03361
------
May 94                $10,127.43054
------
Jun 94                $ 9,782.08515
------
Jul 94                $ 9,994.35640
------
Aug 94                $10,009.14805
------
Sep 94                $ 9,936.58172
------
Oct 94                $ 9,919.94192
------
Nov 94                $ 9,825.30568
------
Dec 94                $ 9,915.01072
------
Jan 95                $ 9,995.12401
------
Feb 95                $10,195.02649
------
Mar 95                $10,262.10976
------
Apr 95                $10,311.36789
------
May 95                $10,587.19697
------
Jun 95                $10,602.86602
------
Jul 95                $10,726.38941
------
Aug 95                $10,799.32886
------
Sep 95                $10,823.95133
------
Oct 95                $10,884.89018
------
Nov 95                $11,062.42274
------
Dec 95                $11,045.38661
------
Jan 96                $11,179.36715
------
Feb 96                $11,169.64111
------
Mar 96                $11,092.34719
------
Apr 96                $11,103.21769
------
May 96                $11,099.22053
------
Jun 96                $11,162.59708
------
Jul 96                $11,271.76728
------
Aug 96                $11,275.59968
------
Sep 96                $11,349,45485
------
Oct 96                $11,452.39441
------
Nov 96                $11,578.59980
------
Dec 96                $11,555,78996
------
Jan 97                $11,580.98158
------
Feb 97                $11,659.38482
------
Mar 97                $11,575.08747
------
Apr 97                $11,607.49771
------
May 97                $11,747.13591
------
Jun 97                $11,877.99900
------
Jul 97                $12,068.87844
------
Aug 97                $12,007.56853
-----------------------------------

-----------------------------------
          ML Muni CA Int3-7(U2CO)$T
-----------------------------------
Sep 97                $12,118.75862
------
Oct 97                $12,157.90221
------
Nov 97                $12,198.14487
------
Dec 97                $12,313.05139
-----------------------------------

                         FIRST DATA INVESTOR SERVICES
                       MUTUAL FUND HYPOTHETICAL ANALYSIS

MONTGOMERY CA TAX FREE INTERM BD (R)
Initial Investment:  $10,000           Period: 07/01/93 - 12/97

                    Growth of      Value of         Growth of
                    Initial        Reinvested       Investment with
Date       NAV      Investment     Distributions    Distributions Reinvested
07/01/93  12.00     $10,000          $    0             $10,000
07/93     11.95     $ 9,958          $   33             $ 9,991
08/93     12.02     $10,017          $   60             $10,077
09/93     12.04     $10,033          $   88             $10,121
10/93     12.04     $10,033          $  117             $10,150
11/93     12.00     $10,000          $  144             $10,144
12/93     12.07     $10,058          $  175             $10,233
01/94     12.11     $10,092          $  203             $10,295
02/94     11.95     $ 9,958          $  227             $10,185
03/94     11.80     $ 9,833          $  253             $10,086
04/94     11.80     $ 9,833          $  284             $10,117
05/94     11.83     $ 9,858          $  317             $10,175
06/94     11.79     $ 9,825          $  346             $10,171
07/94     11.86     $ 9,883          $  381             $10,264
08/94     11.85     $ 9,875          $  410             $10,285
09/94     11.80     $ 9,833          $  438             $10,271
10/94     11.72     $ 9,767          $  466             $10,233
11/94     11.63     $ 9,692          $  495             $10,187
12/94     11.65     $ 9,708          $  530             $10,238
01/95     11.74     $ 9,783          $  569             $10,352
02/95     11.86     $ 9,883          $  603             $10,486
03/95     11.93     $ 9,942          $  641             $10,583
04/95     11.96     $ 9,967          $  678             $10,645
05/95     12.07     $10,058          $  719             $10,777
06/95     12.04     $10,033          $  751             $10,784
07/95     12.07     $10,058          $  791             $10,849
08/95     12.16     $10,133          $  837             $10,970
09/95     12.21     $10,175          $  879             $11,054
10/95     12.31     $10,258          $  929             $11,187
11/95     12.42     $10,350          $  977             $11,327
12/95     12.46     $10,383          $1,023             $11,406
01/96     12.51     $10,425          $1,070             $11,495
02/96     12.44     $10,367          $1,103             $11,470
03/96     12.29     $10,242          $1,131             $11,373
04/96     12.24     $10,200          $1,168             $11,386
05/96     12.18     $10,150          $1,205             $11,355
06/96     12.23     $10,192          $1,250             $11,442
07/96     12.28     $10,233          $1,298             $11,531
08/96     12.24     $10,200          $1,336             $11,536
09/96     12.30     $10,250          $1,384             $11,634
10/96     12.39     $10,325          $1,436             $11,761
11/96     12.56     $10,467          $1,497             $11,964

                     INDEX HYPOTHETICAL GROWTH FOR 10,000


    CAL TAX-FREE INTERMEDIATE

            LIPPER
      CALI INT DEBT MUNI
             AVE
         6/93 - 12/97
DATE      RETURN          VALUE
--------------------------------
Jun-93                   $10,000
Jul-93                   $10,009
Aug-93                   $10,199
Sep-93                   $10,323
Oct-93                   $10,340
Nov-93                   $10,268
Dec-93                   $10,454
Jan-94                   $10,562
Feb-94                   $10,325
Mar-94                   $10,031
Apr-94                   $10,079
May-94                   $10,146
Jun-94                   $10,113
Jul-94                   $10,261
Aug-94                   $10,291
Sep-94                   $10,186
Oct-94                   $10,064
Nov-94                   $ 9,915
Dec-94                   $10,022
Jan-95                   $10,217
Feb-95                   $10,452
Mar-95                   $10,555
Apr-95                   $10,574
May-95                   $10,834
Jun-95                   $10,760
Jul-95                   $10,877
Aug-95                   $10,995
Sep-95                   $11,060
Oct-95                   $11,187
Nov-95                   $11,311
Dec-95                   $11,376
Jan-96                   $11,488
Feb-96                   $11,443
Mar-96                   $11,311
Apr-96                   $11,305
May-96                   $11,305
Jun-96                   $11,383
Jul-96                   $11,491
Aug-96                   $11,489
Sep-96                   $11,586
Oct-96                   $11,705
Nov-96                   $11,894
Dec-96                   $11,847
Jan-97                   $11,868
Feb-97                   $11,949
Mar-97                   $11,834
Apr-97                   $11,890
May-97                   $12,050
Jun-97                   $12,157
Jul-97                   $12,436
Aug-97                   $12,329
Sep-97                   $12,459
Oct-97                   $12,492
Nov-97                   $12,547
Dec-97                   $12,702

1 The Merrill Lynch California Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.
2 The Lipper California Intermediate Municipal Debt Funds Average universe consists of 14 funds.


I N V E S T M E N T  R E V I E W

Q: How did the Fund perform over the second half of 1997?

A: The Fund outperformed both of its benchmarks, the Merrill Lynch California Municipal Intermediate Bond Index and the Lipper California Intermediate Municipal Debt Funds Average, over that period. It also beat the index over the full-year period and since inception.

Q: What main factors accounted for the Fund's performance over that period?

A: Like other bond sectors, the municipal market rallied over the second half of 1997. Investors were encouraged by ebbing inflation and other positive economic trends. In fact, the persistent decline of inflation over the past several quarters led some investors to question whether deflation might be around the corner. Municipal bonds did not, however, match the gains that U.S. Treasuries racked up during the second half, due in part to heavy municipal issuance. Treasuries were driven by a "flight to quality," as investors who were concerned about Asia's impact on world equity markets and economies turned to them as a potential haven. This drove the yield of the bellwether 30-year bond below 6%. On the flip side, municipal bonds are generally cheaper than Treasuries right now.

Q: Does California's municipal-bond market differ much from that of other states?

A: Yes and no. As in other states, California's municipal-bond market tends to rise and fall with the state's economic fortunes. During the 1990s, however, California's economy has tended to magnify national trends. At the beginning of the decade, the state had to grapple not only with the recession facing the rest of the country, but also with the downsizing of the defense industry (then a linchpin of its economy). More recently, California has enjoyed an even greater economic boom than other parts of the country, thanks in large part to Silicon Valley and Southern California's media industry.

These trends have had a concurrent impact on the state's municipal-bond market. Just a few years ago, the recession caused bond-rating agencies to downgrade the credit ratings of issuers in California and around the country. With the higher economic activity of the past few years has come higher tax revenues, strengthening the credit-worthiness of many municipalities. In fact, Standard & Poor's upgraded the State of California from A to A+ in July 1996. We believe that there is also heavy and growing demand for tax-exempt investments in California as many people around the state benefit from the roaring economy. Just think of all those instant millionaires--and occasionally billionaires-- that Silicon Valley has created. In fact, demand for California municipal bonds tends to be relatively heavy at all times, due to the state's high income-tax rates and concentration of wealth. Finally, California differs from other states in its frequent voter initiatives, some of which have had an impact on its municipal-bond market.

                                                          ----------------------
                                                           The Montgomery Funds
                                                          ----------------------
                                                            California Tax-Free
                                                          Intermediate Bond Fund
                                                          ----------------------
                                                          I n v e s t m e n t s

Q: The Fund now invests more of its assets in higher-rated bonds than it once did. Why?

A: To some extent, that shift simply reflects the composition of recent new issuance. Over the past few years, most municipal bonds have been issued with insurance. In 1997 approximately 70% of California new issuance was insured, and we anticipate seeing the same trend carry over into 1998. Insurance provides bonds with the higher credit ratings-AAA by Standard & Poor's and Aaa by Moody's. So the gradual upgrade in the Fund's credit quality doesn't necessarily mean that we're concerned about creditworthiness; we've simply replaced noninsured bonds that have matured with insured bonds. In addition, we believe that insured bonds are generally a better "bargain" than uninsured bonds right now. Interest rates are currently at their lowest level since 1993, and uninsured bonds have become scarce. As a result, their yields have declined to a point where we think they're less attractive on a relative basis than insured bonds.

Q: What's your outlook for the California municipal-bond market?
A: We think that current economic conditions are favorable for bonds in general. Inflation is declining while the economy is still healthy. Those conditions tend to support bonds. We also have a positive outlook for the California municipal-bond market. The state's economy is now more diversified than it was in the 1980s, with thriving technology, media, financial services and agricultural industries, among others. Its expansion over much of the 1990s and the concurrent increase in tax revenues has also left the state is much better fiscal shape. California now regularly runs a budget surplus and has eliminated the budget deficit it accumulated during the recession. We believe that this greater equilibrium could make the state more resilient if the expansion slows or comes to a halt.

P O R T F O L I O  I N V E S T M E N T S

December 31, 1997 (unaudited)

MUNICIPAL BONDS AND NOTES - 84.4%
Principal     Amount                                        Value (Note 1)
              California - 84.4%
$200,000      Bakersfield, California, Hospital,
              Pre-refunded, 7.375% due 01/01/14............ $      210,608
 205,000      Benicia, California, GO (MBIA Insured),
              7.000% due 08/01/04..........................        237,800
 250,000      California Educational Authority Revenue,
              University of San Francisco (MBIA
              Insured), 6.000% due 10/01/08................        282,812
 350,000      California Health Facilities Financing Authority,
              Revenue Refunding, Kaiser Permanente,
              Series A, 6.250% due 03/01/21................        371,875
 200,000      California Housing Finance Agency,
              Housing Revenue, Series C (MBIA Insured),
              6.150% due 08/01/14..........................        213,250
              California State:
  40,000      6.800% due 03/01/99..........................         41,250


                     =====================================
                               TOP TEN HOLDINGS
                     -------------------------------------
                     (as a percentage of total net assets)

San Diego County, California, Regional
   Transportation Commission Sales
   Tax Revenue, 6.000% due 04/01/05...................................4.1%

California State, Pollution Control
   Finance Authority, San Diego
   Gas & Electric, Series A,
   5.900% due 06/01/14................................................3.9%

Sacramento, California, Municipal
   Utilities, Electric Revenue
   Refunding, Series A (MBIA Insured),
   6.250% due 08/15/10................................................2.5%

Metropolitan Water District,
   Southern California Waterworks
   Revenue, Series C,
   6.000% due 07/01/08................................................2.4%

San Francisco, California, City and
   County, International Airport
   Revenue, AMT, Second Series,
   8.000% due 05/01/09................................................2.2%

Castaic Lake, California, Water Agency,
   Certificates of Participation, Refunding,
   Water System Improvement
   Project, Series A (MBIA Insured),
   7.250% due 08/01/08................................................2.1%

Chino Basin, California, Regional
   Financing Authority Revenue,
   Municipal Water and District Sewer
   Systems Project (AMBAC Insured),
   7.000% due 08/01/06................................................2.1%

California State (FGIC Insured),
   6.500% due 02/01/08................................................2.0%

Riverside County, California,
   Transportation Commission Sales
   Tax Revenue, Series A (FGIC Insured),
   6.000% due 06/01/09................................................2.0%

Contra Costa, California, Transportation
   Authority Sales Tax Revenue,
   Series A (FGIC Insured),
   6.000% due 03/01/07................................................2.0%


                     =====================================
                        I N V E S T M E N T  G R A D E
                     -------------------------------------
                     (as a percentage of total net assets)

                     Aaa...............................58%
                     Aa.................................7%
                     A.................................16%
                     BBB................................1%

The accompanying notes are an integral part of these financial statements.

----------------------
 The Montgomery Funds
----------------------
 California Tax-Free
Intermediate Bond Fund
----------------------
I n v e s t m e n t s


MUNICIPAL BONDS AND NOTES - continued
Principal Amount                                             Value (Note 1)

              California State - continued
$ 260,000     6.200% due 11/01/02............................$    283,725
  100,000     6.750% due 04/01/04............................     113,500
  115,000     7.000% due 04/01/06............................     135,700
  200,000     7.400% due 09/01/07............................     246,250
  250,000     6.000% due 10/01/08............................     282,187
  145,000     7.000% due 08/01/09............................     176,175
              (FGIC Insured):
  250,000     7.000% due 04/01/06............................     296,250
  500,000     6.500% due 02/01/08............................     582,500
1,000,000     Pollution Control Finance Authority,
              San Diego Gas & Electric Company,
              Series A, 5.900% due 06/01/14..................   1,110,000
              Public Works Board, Facilities Lease Revenue:
  100,000     San Jose Facilities, Series A,
              7.750% due 08/01/06............................     121,000
  495,000     Various Community College Projects,
              Series A, 6.000% due 03/01/05..................     546,356
              Public Works Board, Lease Revenue:
  265,000     Department of Corrections, Series A
              (AMBAC Insured), 6.000% due 01/01/06...........     295,144
  300,000     Secretary of State, Series A (AMBAC Insured),
              6.200% due 12/01/05............................     337,875
   75,000     University Revenue (AMBAC Insured),
              6.250% due 11/01/00............................      79,781
  365,000     University Trust Certificates,
              6.450% due 06/01/02............................     396,481
              Veterans Bond:
   25,000     Series AG, 8.100% due 10/01/98.................      25,761
   70,000     Series AL, 9.600% due 04/01/01.................      81,375
  100,000     Series AT (FGIC Insured),
              9.500% due 02/01/10............................     143,500
  250,000     California Statewide Communities,
              Development Authority Revenue, Certificates
              of Participation (St. Joseph Health System
              Group), 6.500% due 07/01/04....................     280,937
  100,000     Carpinteria, California (FGIC Insured),
              7.500% due 07/01/00............................     108,500
  500,000     Castaic Lake, California, Water Agency,
              Certificates of Participation, Refunding,
              Water System Improvement Project, Series
              A (MBIA Insured), 7.250% due 08/01/08..........     614,375
              Chino Basin, California, Regional
              Financing Authority Revenue, Municipal
              Water and District Sewer Systems Project
              (AMBAC Insured):
  500,000     7.000% due 08/01/06............................     593,750
  240,000     7.000% due 08/01/08............................     291,000
              Contra Costa, California, Transportation
              Authority Sales Tax Revenue, Series A (FGIC Insured):
  300,000     6.000% due 03/01/05............................     331,125
  500,000     6.000% due 03/01/07............................     561,875
  300,000     Desert Hospital District, California, Hospital
              Revenue, Certificates of Participation
              (CGIC Insured), 6.150% due 07/01/02............     324,375
              East Bay, California:
  100,000     Regional Parks District, Series B,
              8.750% due 09/01/99............................     107,750
   75,000     Utility District, Series M,
              7.500% due 03/01/00............................      80,719
  375,000     Eastern Municipal Water District, California,
              Water and Sewer Revenue, Certificates of
              Participation, Refunding, Series A
              (FGIC Insured), 6.250% due 07/01/05............     403,594
  250,000     Elsinore Valley, California, Municipal Water
              District, Certificates of Participation,
              Refunding, Series A (FGIC Insured),
              6.000% due 07/01/12............................     281,250
  270,000     Emeryville, California, Public Financing Authority,
              Housing Revenue, 5.600% due 09/01/06...........     292,950
   50,000     Estero, California, Series S-1,
              7.000% due 07/01/00............................      53,562
  150,000     Franklin-McKinley, California, School
              District, Series A (MBIA Insured),
              6.000% due 07/01/06............................     168,562
  290,000     Fresno, California, Sewer Revenue, Series A
              (MBIA Insured), 6.000% due 09/01/07............     327,338
  450,000     Kern, California, High School District,
              Refunding, Series A (MBIA Insured),
              6.000% due 08/01/03............................     493,313
  175,000     Lafayette, California, Elementary School District,
              6.900% due 05/15/06............................     205,625
  100,000     Los Angeles, California, Series A,
              6.400% due 09/01/98............................     101,706
              Los Angeles County, California:
              Certificates of Participation:
  200,000     6.700% due 03/01/99............................     206,000
  200,000     6.708% due 06/01/15............................     220,750
   50,000     Public Works, Revenue Anticipation
              Notes, 4.500% due 03/01/01.....................      50,750
  200,000     Transportation Authority,
              5.625% due 07/01/18............................     207,250
              Transportation Commission, Sales Revenue,
              Proposition C, Second Series, Series A:
  180,000     6.200% due 07/01/04............................     199,350
  400,000     6.400% due 07/01/06............................     455,000
              Metropolitan Water District, Southern
              California Waterworks Revenue:
  200,000     6.000% due 07/01/21............................     212,250
  500,000     Refunding, Series B (MBIA Insured),
              4.750% due 07/01/09............................     504,375
  600,000     Series C, 6.000% due 07/01/08..................     674,250
  250,000     Ontario, California, Redevelopment
              Financing Authority, Revenue Refunding
              (Ontario Redevelopment Project No. 1)
              (MBIA Insured), 6.550% due 08/01/06............     290,000

64
The accompanying notes are an integral part of these financial statements.

----------------------
The Montgomery Funds

----------------------
California Tax-Free
Intermediate Bond Fund
----------------------
I n v e s t m e n t s

MUNICIPAL BONDS AND NOTES - continued
Principal Amount                                           Value (Note 1)

              California State - continued
$  65,000     Paramount, California, Redevelopment
              Agency, 5.100% due 08/01/98....................$     65,525
              Piedmont, California, School District:
   75,000     Series A, 8.300% due 08/01/01..................      85,594
   45,000     7.100% due 08/01/02............................      50,513
   40,000     Series C, 7.200% due 08/01/01..................      44,200
  200,000     Pomona, California, Unified School
              District, Series A (MBIA Insured),
              5.950% due 08/01/10............................     225,500
              Rancho, California, Water District Financing
              Authority, Revenue Refunding (FGIC Insured):
  400,000     6.500% due 11/01/02............................     442,500
  400,000     6.500% due 11/01/05............................     458,000
  100,000     Redding, California, Joint Powers Financing
              Authority, Electicity Systems Revenue, Series A
              (MBIA Insured), 6.250% due 06/01/08............     115,250
  330,000     Redwood City, California, Multi-Family
              Housing (Redwood Shores), Series B,
              Mandatory Put 10/01/00, 5.200% due 10/01/08....     333,300
  500,000     Riverside County, California, Transportation
              Commission Sales Tax Revenue, Series A
              (FGIC Insured), 6.000% due 06/01/09............     563,750
  625,000     Sacramento, California, Municipal Utilities,
              Electric Revenue Refunding, Series A (MBIA
              Insured), 6.250% due 08/15/10..................     722,656
  450,000     Saddleback Valley, California, Unified
              School District, Public Financing Authority,
              Special Tax Revenue Bonds (FSA Insured),
              5.250% due 09/01/07............................     479,813
  250,000     San Bernardino County, California,
              Transportation Authority Sales Tax Revenue,
              Series A (MBIA Insured),
              6.000% due 03/01/06............................     280,000
              San Diego County, California:
1,075,000     Regional Transportation Commission
              Sales Tax Revenue, 6.000% due 04/01/05.........   1,187,875
  175,000     Water Authority Revenue, Certificates of
              Participation, Series A, 6.000% due 05/01/01...     185,719
              San Francisco, California, City and County:
  375,000     City Hall Improvement Project, Series A
              (FGIC Insured), 6.100% due 06/15/00............     394,688
  100,000     GO, Series A, 6.100% due 12/15/98..............     102,086
              International Airport Revenue, AMT, Second Series:
  445,000     8.000% due 05/01/06............................     551,800
  500,000     8.000% due 05/01/09............................     620,000
  240,000     San Mateo-Foster City, California, School
              District (MBIA Insured), 7.750% due 08/01/06...     298,800
  500,000     Santa Rosa, California, High School District
              (FGIC Insured), 7.000% due 05/01/01............     546,875
              Walnut Valley, California, Unified School
              District, Series A (MBIA Insured):
  100,000     6.850% due 08/01/07............................     119,375
  100,000     7.000% due 08/01/08............................     121,750
   65,000     Watsonville, California, Water Revenue
              (MBIA Insured), 6.100% due 05/15/99............      66,950
              Wiseburn, California, School District,
              Series A (FGIC Insured):
  360,000     6.875% due 08/01/06............................     427,050
  395,000     6.875% due 08/01/07............................     474,000

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $23,168,626)...........................................  24,217,005
                                                               ----------

SHORT-TERM MUNICIPAL BONDS AND NOTES - 12.7%
              California - 12.7%
  100,000     Chula Vista, California, Industrial Development
              Revenue, San Diego Gas & Electric Company,
              Series B, 4.300% due 12/01/21+.................     100,000
              Pollution Control Finance Authority:
              Pacific Gas & Electric Company:
  500,000     Series A, 4.750% due 12/01/18+.................     500,000
  400,000     Series C, 4.900% due 11/01/26+.................     400,000
  700,000     Series C, AMT, 4.750% due 11/01/26+............     700,000
  700,000     Resources Recovery Revenue, Atlantic
              Richfield Company Project, Series A,
              5.000% due 12/01/24+...........................     700,000
1,044,000     Richmond, California, Joint Powers
              Financing Authority, 4.950% due 09/01/04+......   1,044,000
  200,000     San Bernardino County, California, Industrial
              Development Authority Revenue Series II-
              Master Halco Inc., 3.650% due 12/01/06++.......     200,000

TOTAL SHORT-TERM MUNICIPAL BONDS AND NOTES
(Cost $3,644,000)............................................   3,644,000
                                                                ---------

TOTAL INVESTMENTS - 97.1%
(Cost $26,812,626*)..........................................  27,861,005

OTHER ASSETS AND LIABILITIES - 2.9%
(Net)........................................................     827,715
                                                                  -------

NET ASSETS - 100.0%.......................................... $28,688,720
                                                              ===========

*   Aggregate cost for federal tax purposes.
+   Floating-rate note, rate resets daily.
++  Floating-rate note, rate resets weekly.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
CGIC  Capital Guaranty Insurance Corporation
FGIC  Federal Guaranty Insurance Corporation
FSA   Federal Security Assurance
MBIA  Municipal Bond Investors Assurance

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

                                                                              65
The accompanying notes are an integral part of these financial statements.

---------------------------------------
         The Montgomery Funds
---------------------------------------
          Money Market Funds
---------------------------------------
P o r t f o l i o   H i g h l i g h t s

                                  (Unaudited)

               =================================================
                      P O R T F O L I O  M A N A G E M E N T
               -------------------------------------------------
               William C. Stevens ..... Senior Portfolio Manager


               Peter Wilson....................Portfolio Manager


               =================================================
                          F U N D  P E R F O R M A N C E
               -------------------------------------------------
                             Yields as of 12/31/97
               -------------------------------------------------

                                  Montgomery
                            Government Reserve Fund

                One-day yield.............................5.70%

                Seven-day yield...........................5.32%

               -------------------------------------------------
                                  Montgomery
                        California Tax-Free Money Fund

                One-day yield.............................3.77%

                Seven-day yield...........................3.39%

               -------------------------------------------------
                                  Montgomery
                          Federal Tax-Free Money Fund

                One-day yield.............................3.88%

                Seven-day yield...........................3.47%

               -------------------------------------------------
Yield will fluctuate. An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share.

I N V E S T M E N T   R E V I E W

Q: How did the Funds perform over the second half?

A: All three outperformed their benchmarks. The California Tax-Free Money Fund beat its benchmark, the Lipper California Tax-Exempt Money Market Funds Average, by a slight margin over the second half. So did the Federal Tax-Free Money Fund, which outpaced its benchmark, the Lipper Tax-Exempt Money Market Funds Average. Finally, the Montgomery Government Reserve Fund beat the Lipper Government
Money Market Funds Average by 14 basis points. (A basis point is one-hundredth of a percentage point.)

Q: What were the major bond-market trends during this period?

A: The bond market rallied over much of the second half, driven by a number of positive factors. Investors continued to see little evidence that inflation was on the rise, despite the very low level of unemployment and potentially growing wage pressures in the United States. In fact, many market participants began to speculate that deflation was in the offing. In the past, episodes of deflation have tended to support bonds. Investors in the United States and around the world were also drawn to the U.S. bond market (and particularly to Treasuries) as the uncertainty about Asia grew. U.S. Treasuries have traditionally been considered defensive investments and were once again a magnet for jittery investors. While demand for high-quality bonds grew sharply, the supply of Treasuries has continued to decline as the United States has moved toward fiscal equilibrium. There was also a dearth of new issuance in the national and Cali-fornia short-term municipal markets, which helped them to achieve modest gains in late 1997. This supply/demand situation provided a solid underpinning for last year's bond rally and may prove to be a positive factor for most bonds over the long term.

Although this environment helped to propel interest rates downward, they did not fall at a uniform rate across the board. Medium- and long-term rates declined more than shorter rates, apparently reflecting a difference of opinion between investors and the Federal Reserve about where the economy was heading. Investors, who control medium- and long-term rates, increasingly viewed deflation as not just a possibility but a probability, and drove down longer-term rates in response. Fed Chairman Alan Greenspan recently acknowledged that the market may be on to something, but the Fed has so far not weighed in with any decisive action to head off deflation.

Q: What do you expect in 1998?

A: With Asia's crisis still unfolding and the U.S. economic expansion entering its eighth year, we have two powerful forces pushing the bond market in opposite directions. The slowdown in Asia won't be fully reflected in U.S. corporate earnings until companies begin to report their first-quarter results in March and April. Only time will tell how widespread and severe Asia's impact will have been. At the same time, investors are likely to remain concerned about the economy's direction.

In the past, similar periods of uncertainty have often benefited money market instruments. When investors are concerned about the outlook for corporate profits or the economy, they tend to flock to the kind of high-quality, short-term securities in which we invest. That tendency, coupled with the potential for deflation or at least a restrictive Federal Reserve, may create a positive climate for money market funds in 1998.

                                                ---------------------
                                                The Montgomery Funds
                                                ---------------------
                                                 California Tax-Free
                                                     Money fund
                                                ---------------------
                                                I n v e s t m e n t s
P O R T F O L I O  I N V E S T M E N T S

December 31, 1997 (unaudited)

FEDERAL FARM CREDIT BANK (FFCB) -- 9.1%
Principal Amount                                       Value (Note 1)
 $3,395,000   7.950% due 01/02/98....................$      3,395,193
  1,000,000   4.800% due 01/14/98....................         999,579
  2,000,000   4.720% due 02/06/98....................       1,998,027
  3,250,000   4.650% due 03/02/98+++.................       3,243,908
  1,000,000   4.625% due 03/03/98+++.................         998,208
  7,100,000   5.450% due 03/03/98....................       7,097,489
  1,000,000   5.100% due 03/10/98....................         998,856
    750,000   Medium-term Note, 6.280% due 03/30/98..         750,333
  1,000,000   5.900% due 04/01/98....................         999,843
    500,000   6.000% due 04/20/98....................         500,218
 18,750,000   6.050% due 05/01/98....................      18,767,587
    500,000   4.440% due 08/12/98++++................         495,514
    520,000   5.750% due 09/11/98....................         520,000
 10,000,000   5.633% due 10/01/98++..................       9,987,124
 10,000,000   5.533% due 04/01/99++..................       9,965,787
                                                            ---------
                                                           60,717,666
                                                           ----------

FEDERAL HOME LOAN BANK (FHLB) -- 34.7%
  5,620,000   Discount Note due 01/02/98.............       5,619,148
  9,000,000   5.804% due 01/02/98+...................       8,999,995
  2,500,000   9.500% due 01/15/98....................       2,503,426
  3,700,000   7.930% due 01/20/98....................       3,704,118
  1,000,000   5.810% due 01/23/98....................         999,958
  1,500,000   5.420% due 02/06/98....................       1,499,448
  1,000,000   5.717% due 02/06/98....................         999,963
  1,000,000   4.039% due 02/11/98+++.................         998,066
  4,250,000   4.782% due 02/12/98++..................       4,244,368
    250,000   5.200% due 02/19/98++++................         249,738
    700,000   4.900% due 02/23/98....................         699,178
    310,000   5.110% due 02/23/98....................         309,709
 19,185,000   4.500% due 02/25/98+++.................      19,154,654
  4,000,000   4.782% due 02/25/98++..................       3,992,580
    500,000   5.875% due 02/26/98....................         499,817
  2,000,000   5.100% due 02/27/98....................       1,997,616
  2,000,000   4.690% due 03/02/98++++................       1,996,596
    500,000   5.135% due 03/02/98++++................         499,326
  1,000,000   4.156% due 03/03/98++++................         977,349
  2,000,000   4.950% due 03/04/98++++................       1,996,961
  1,000,000   5.490% due 03/05/98....................         999,370
    710,000   5.670% due 03/10/98....................         709,501
  2,800,000   4.415% due 03/16/98++++................       2,792,132
  2,000,000   4.500% due 03/16/98++++................       1,995,057
  1,000,000   7.100% due 03/16/98....................       1,002,592
    400,000   5.790% due 03/18/98....................         400,013
  2,000,000   5.875% due 03/18/98....................       2,000,105
  5,000,000   5.696% due 03/19/98++..................       5,000,000
  5,000,000   5.560% due 03/19/98....................       4,999,221
  4,500,000   4.250% due 03/23/98+++.................       4,486,284
  5,000,000   5.690% due 03/25/98....................       4,998,249
  2,000,000   4.350% due 03/26/98+++.................       1,993,658
  5,000,000   5.885% due 03/30/98....................       4,999,583
  4,000,000   5.000% due 04/02/98+++.................       3,992,324
  5,500,000   4.485% due 04/08/98+++.................       5,481,510
  2,000,000   5.800% due 04/14/98++..................       1,999,738
    400,000   3.392% due 04/20/98+++.................         396,446
  1,350,000   4.729% due 04/23/98+++.................       1,345,368
 24,500,000   5.400% due 04/27/98++++................      24,479,309
    500,000   5.260% due 04/27/98....................         500,000
    500,000   3.328% due 05/05/98++++................         496,004
  1,200,000   1.833% due 05/07/98++++................       1,184,104
  3,500,000   4.525% due 05/11/98+++.................       3,484,140
    900,000   6.250% due 05/11/98....................         901,615
  2,000,000   5.879% due 05/26/98+...................       1,998,917
    500,000   3.780% due 06/02/98++++................         495,010
  3,000,000   3.000% due 06/17/98+++.................       2,962,812
  2,350,000   3.000% due 06/22/98+++.................       2,320,053
    500,000   3.131% due 06/25/98+++.................         493,275
  2,250,000   3.332% due 06/30/98+++.................       2,220,150
 20,000,000   5.770% due 07/07/98++..................      19,990,909
    500,000   3.476% due 07/15/98++++................         492,943
  4,000,000   3.010% due 07/15/98+++.................       3,935,141
    500,000   3.256% due 07/16/98+++.................         492,806
    500,000   5.240% due 07/20/98....................         498,193
    500,000   3.048% due 07/28/98+++.................         491,942
  1,000,000   6.285% due 08/05/98....................       1,002,519
  5,000,000   6.020% due 08/13/98....................       5,002,251
    924,032   1557 FB, 6.2375% due 08/15/98..........         926,248
  1,000,000   3.295% due 08/17/98+++.................         981,969
  2,000,000   4.260% due 08/24/98+++.................       1,980,624
  2,400,000   7.800% due 08/28/98....................       2,429,482
    550,000   4.785% due 09/09/98....................         545,986
 15,000,000   5.900% due 09/10/98....................      15,000,000
 15,000,000   5.780% due 10/06/98++..................      14,991,546
  2,000,000   4.891% due 10/27/98+++.................       1,986,182
  2,500,000   5.800% due 10/27/98....................       2,500,316
    500,000   5.004% due 11/24/98++++................         496,603
  5,000,000   5.440% due 12/22/98+++.................       4,996,676
                                                            ---------
                                                          231,830,890
                                                          -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) - 2.6%
    161,236   M90162, 6.500% due 01/01/98............         161,024
    100,932   M19081, 5.500% due 02/01/98............         100,884
    176,859   17211, 6.500% due 02/01/98.............         176,894
  1,000,000   4.650% due 03/11/98+++.................         997,973
  1,500,000   4.500% due 03/25/98+++.................       1,495,369
  1,882,846   L90031, 6.000% due 05/01/98............       1,880,395
  9,529,443   M19127, 6.000% due 06/01/98............       9,516,812
  1,371,707   PLM19136, 6.500% due 06/01/98..........       1,371,300
    178,432   6.500% due 07/01/98....................         178,432
  1,351,400   G50016, 6.000% due 09/01/98............       1,350,854
    406,333   6.500% due 10/01/98....................         406,027
                                                              -------
                                                           17,635,964
                                                           ----------

                                                                              67
The accompanying notes are an integral part of these financial statements.

-----------------------
 The Montgomery Funds
-----------------------
Government Reserve Fund
-----------------------
 I n v e s t m e n t s


FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 5.8%

Principal Amount                                              Value (Note 1)

   $18,191      050395, 9.000% due 01/01/98.............. $           18,190
    66,598      112363, 9.000% due 01/01/98..............             66,598
 3,500,000      4.010% due 01/06/98++....................          3,499,387
 2,250,000      3.965% due 01/28/98++....................          2,247,606
   500,000      8.030% due 01/28/98......................            500,810
 1,000,000      6.000% due 02/17/98+++...................          1,000,057
10,910,000      4.500% due 02/25/98+++...................         10,890,785
 4,500,000      4.600% due 02/25/98+++...................          4,491,656
 5,050,000      4.970% due 03/10/98++++..................          5,040,350
   100,000      8.200% due 03/10/98......................            100,389
 1,500,000      5.710% due 03/18/98......................          1,499,593
   400,000      4.375% due 06/03/98+++...................            398,056
 2,638,249      1993-118A, 6.500% due 07/25/98...........          2,635,272
   500,000      5.770% due 08/25/98......................            499,533
 1,196,058      1991-127 FA, 0.000% due 09/25/98.........          1,199,798
 4,630,000      6.900% due 03/10/04......................          4,631,302
                                                                   ---------
                                                                  38,719,382
                                                                  ----------

STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 15.0%

 2,000,000     5.779% due 01/21/98+......................          2,000,155
 3,000,000     5.820% due 01/23/98.......................          2,999,837
 5,000,000     5.634% due 02/05/98+......................          4,999,790
 2,550,000     4.310% due 02/11/98++++...................          2,546,235
 1,825,000     5.729% due 02/17/98+......................          1,824,660
   648,000     5.535% due 02/25/98.......................            647,545
13,770,000     7.000% due 03/03/98.......................         13,796,640
 1,500,000     5.250% due 03/17/98.......................          1,498,543
 1,650,000     5.674% due 04/21/98+......................          1,649,859
 1,850,000     4.625% due 06/01/98+++....................          1,841,566
 1,465,000     5.850% due 06/10/98.......................          1,465,179
 1,000,000     5.750% due 06/30/98.......................          1,000,000
14,975,000     5.775% due 09/09/98.......................         14,976,966
 1,000,000     5.919% due 11/04/98+......................            999,759
15,500,000     5.664% due 11/06/98+......................         15,488,537
16,900,000     5.639% due 02/08/99+......................         16,843,240
16,000,000     5.649% due 08/02/99+......................         15,926,278
                                                                  ----------
                                                                 100,504,789
                                                                 -----------

TENNESSEE VALLEY AUTHORITY (TVA) -- 0.7%
 1,700,000     5.125% due 03/04/98.......................          1,700,000
 2,700,000     5.950% due 09/15/98.......................          2,702,637
                                                                   ---------
                                                                   4,402,637
                                                                   ---------

U.S. SOVEREIGN BONDS -- 0.1%

   692,187     AID-Israel, Series B, 5.906% due 01/01/99+            692,187
                                                                     -------

TOTAL SECURITIES.........................................        454,503,515
                                                                 -----------

REPURCHASE AGREEMENTS -- 34.0%

$46,788,500        Agreement with Bear Stearns, Tri-Party,
                   6.850% dated 12/31/97, to be repurchased
                   at $46,806,306 on 01/02/98, collateralized
                   by $48,737,299 market value of U.S.
                   government securities, having various
                   maturities and various interest rates.......$   46,788,500

76,734,500         Agreement with BZW Securities, Tri-Party,
                   6.900% dated 12/31/97, to be repurchased
                   at $76,763,915 on 01/02/98, collateralized
                   by $78,269,190 market value of U.S.
                   government securities, having various
                   maturities and various interest rates.......    76,734,500

30,663,500         Agreement with Nomura Securities,
                   Tri-Party, 6.900% dated 12/31/97, to be
                   repurchased at $30,675,254 on 01/02/98,
                   collateralized by $31,276,770 market value
                   of U.S. government securities, having
                   various maturities and various interest
                   rates.......................................    30,663,500

73,226,500         Agreement with United Bank of Switzerland,
                   Tri-Party, 6.900% dated 12/31/97, to be
                   repurchased at $73,254,570 on 01/02/98,
                   collateralized by $74,692,213 market value
                   of U.S. government securities, having
                   various maturities and various interest
                   rates.......................................    73,226,500
                                                                   ----------

TOTAL REPURCHASE AGREEMENTS....................................   227,413,000
                                                                  -----------

TOTAL INVESTMENTS -- 102.0%
(At amortized cost*)...........................................   681,916,515

OTHER ASSETS AND LIABILITIES -- (2.0%)
(Net)..........................................................   (13,615,253)

NET ASSETS -- 100.0%...........................................  $668,301,262
                                                                  ===========

*        Aggregate cost for federal tax purposes.
**       Rate represents annualized yield at date of purchase.
+        Floating-rate note, rate resets weekly.
++       Floating-rate note, rate resets monthly.
+++      Floating-rate note, rate resets quarterly.
++++     Floating-rate note, rate resets semiannually.

Abbreviations:
CMO      Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                             California Tax-Free
                                                                  Money fund
                                                           ---------------------
                                                           I n v e s t m e n t s
P O R T F O L I O   I N V E S T M E N T S

December 31, 1997 (unaudited)

MUNICIPAL BONDS AND NOTES -- 112.1%

Principal Amount                                                  Value (Note 1)
California - 112.1%
 $400,000      Abag, California, Financing Authority
               Revenue, Nonprofit Corporations
               (University of California Project)
               4.000% due 12/01/0++................................$     400,000
               Alameda County, California:
1,400,000      Schools Financing Authority, Certificates of
               Participation (Capital Improvement
               Financing Projects), Series C,
               3.850% due 07/01/25++...............................    1,400,000
1,000,000      Transportation Authority Sales Tax Revenue
               (FGIC Insured), 5.000% due 05/01/98.................    1,004,019
1,000,000      Anaheim, California, Certificates of
               Participation (Police Facilities
               Refinancing Project) (AMBAC Insured),
               3.350% due 08/01/08++...............................    1,000,000
  125,000      Benicia, California, GO (MBIA Insured),
               7.000% due 08/01/98.................................      127,194
               California State:
5,000,000      Commercial Paper, 3.600% due 02/09/98...............    5,000,000
1,000,000      Economic Development Financing
               Authority Revenue (KQED Inc. Project),
               3.450% due 04/01/20++...............................    1,000,000
4,000,000      Economic Financing Authority, Industrial
               Development Revenue (Serra Microchassis
               Project), 4.900% due 08/01/27+......................    4,000,000
               Educational Facilities Authority Refunding
               Revenue, Stanford University:
  500,000      Series L, 3.450% due 10/01/14++.....................      500,000
1,000,000      Series L-3, 3.450% due 10/01/15++...................    1,000,000
  500,000      Series L-4, 3.450% due 10/01/16++...................      500,000
               General Obligations:
  855,000      4.700% due 10/01/98.................................      859,939
  100,000      6.400% due 10/01/98.................................      101,795
  100,000      9.000% due 11/01/98.................................      104,063
               Health Facilities Financing Authority
               Revenue (CASMED):
  125,000      Adventist Health Systems (MBIA Insured),
               6.050% due 03/01/98.................................      125,444
               Catholic Healthcare:
3,400,000      Series A (MBIA Insured),
               3.350% due 07/01/09++...............................    3,400,000
  900,000      Series B, 3.350% due 07/01/06++.....................      900,000
4,100,000      Series C (MBIA Insured),
               3.350% due 07/01/12++...............................    4,100,000
  500,000      Series D (MBIA Insured),
               3.350% due 07/01/21++...............................      500,000
1,000,000      Robert F. Kennedy Medical Center,
               7.750% due 03/01/14.................................    1,026,105
               Saint Joseph Health System, Series B:
3,300,000      4.800% due 07/01/09+ ...............................    3,300,000
1,065,000      4.800% due 07/01/13+................................    1,065,000
  300,000      Scripps Hospital (MBIA Insured),
               3.400% due 10/01/21++...............................      300,000
               Sutter Healthcare:
3,900,000      Series B (AMBAC Insured),
               4.800% due 07/01/12+................................    3,900,000
2,000,000      Series C (FSA Insured),
               4.800% due 07/01/22+................................    2,000,000
  730,000      Housing Finance Agency Revenue, Series A,
               Refunding, 3.350% due 07/15/13++....................      730,000
               Pollution Control Finance Authority
               Refunding Revenue:
               Pacific Gas & Electric Company:
2,500,000      Series A, 4.750% due 12/01/18+......................    2,500,000
               Series C:
9,200,000      4.750% due 11/01/26+................................    9,200,000
3,500,000      4.900% due 11/01/26+................................    3,500,000
2,500,000      Series F, 4.750% due 11/01/26+......................    2,500,000
2,500,000      Series G, 4.950% due 02/01/16+......................    2,500,000
2,000,000      Revenue Anticipation Notes,
               4.500% due 06/30/98.................................    2,006,208
3,000,000      School Cash Reserve Program Authority,
               Series A, 4.750% due 07/02/98.......................    3,013,095
  300,000      Transportation Commission, San Francisco
               Bay Toll Bridge Revenue, Southern Bridge
               Unit, Series A, 4.250% due 09/01/98.................      300,701
               California Statewide Community
               Development Authority Revenue:
               Certificates of Participation:
1,400,000      (House Ear Institution),
               4.750% due 12/01/18+................................    1,400,000
  900,000      (Memorial Health Services),
               3.350% due 10/01/26++...............................      900,000
4,600,000      Multi-Family Housing Revenue
               (Pittsburg Plaza Apartments), Series K,
               4.150% due 09/01/27++...............................    4,600,000
  365,000      Industrial Development (Encore Video
               Project), 3.850% due 08/01/07++.....................      365,000
8,400,000      Chula Vista, California, Industrial Development
               Revenue (San Diego Gas & Electric Company),
               Series A, 4.900% due 03/01/23+......................    8,400,000
1,000,000      Concord, California, Redevlopment Agency,
               Tax Allocation Revenue, Series 3,
               Pre-refunded, 8.000% due 07/01/18...................    1,040,095
  500,000      Corona, California, Multi-Family Housing
               Revenue (Country Hills Project), Series B,
               3.850% due 02/01/20++...............................      500,000

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds
---------------------
 California Tax-Free
    Money fund
---------------------
I n v e s t m e n t s


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                  Value (Note 1)
California -- continued
$2,500,000     Eastern Municipal Water District,
               California, Water and Sewer Revenue,
               Certificates of  Participation, Series B,
               3.850% due 07/01/20++...............................$   2,500,000
 1,500,000     Fairfield-Suisun, California, Unified School
               District, TRANS, 4.250% due 06/30/98................    1,502,582
 3,470,000     (Mission Wells Project), Series E,
               3.950% due 09/01/14++...............................    3,470,000
   500,000     (TreeTops Apartments Project), Series A,
               4.050% due 08/15/26++...............................      500,000
   300,000     Hillsborough, California, School District,
               TRANS, 4.500% due 07/09/98..........................      300,957
 1,000,000     Irvine, California, Improvement Board,
               5.000% due 09/02/22+................................    1,000,000
               Irvine Ranch, California, Water District:
   900,000     5.000% due 10/01/10+................................      900,000
   900,000     5.000% due 08/01/16+................................      900,000
 1,700,000     Series A, 4.850% due 11/15/13+......................    1,700,000
               Series B:
 2,700,000     4.850% due 10/01/04+................................    2,700,000
 2,700,000     4.750% due 08/01/09+................................    2,700,000
 3,100,000     4.850% due 10/01/09+................................    3,100,000
 1,500,000     Kern, California, Community College
               District, Certificates of Participation,
               6.000% due 01/01/25++...............................    1,500,000
 1,400,000     Kern County, California, Certificates of
               Participation (Kern Public Facilities
               Project), Series B, 3.350% due 08/01/06++...........    1,400,000
   405,000     La Mesa-Spring Valley, California,
               School District, Certificates of Participation
               (Capital Projects) (AMBAC Insured),
               3.800% due 09/01/98.................................      405,000
   900,000     Lassen, California, Municipal Utilities
               District Revenue, Series A (FSA Insured),
               4.200% due 05/01/08++...............................      900,000
               Los Angeles, California:
               Commercial Paper:
 1,500,000     3.800% due 01/07/98.................................    1,500,000
 1,500,000     3.750% due 01/09/98.................................    1,500,000
 1,050,000     Judgment Obligation Bonds, Series A,
               4.700% due 08/01/98.................................    1,054,785
               Multi-Family Housing Revenue:
 2,000,000     (Mission Village Terrace), Series D,
               4.050% due 07/01/27++...............................    2,000,000
 8,000,000     Series K, 3.850% due 07/01/10++.....................    8,000,000
               Unified School District:
   610,000     Series A, 4.500% due 07/01/98.......................      611,902
 1,600,000     TRANS, 4.500% due 07/01/98..........................    1,605,107
   250,000     Waste Water System Revenue (MBIA
               Insured), 7.625% due 08/01/14.......................      260,214
               Los Angeles County, California:
 1,200,000     Certificates of Participation (Museum of Arts
               Project), Series A, 3.500% due 11/01/05++...........    1,200,000
 1,400,000     Multi-Family Housing Authority Revenue
               (Diamond Park Apartments Project),
               Series A, 3.650% due 02/01/09++.....................    1,400,000
 3,900,000     TRANS, Series A, 4.500% due 06/30/98................    3,911,160
 1,230,000     Madera, California, Public Financing Authority,
               Lease Revenue (Municipal Golf Course
               Refinancing Project), 4.200% due 11/01/23++.........    1,230,000
   500,000     Marin County, California, Certificate of
               Participation (Capital Improvements
               Project), 5.900% due 08/01/98.......................      505,682
               Metropolitan Water District, Southern
               California Waterworks Revenue,
               Commercial Paper:
 3,000,000     3.800% due 01/07/98.................................    3,000,000
 2,000,000     3.650% due 01/08/98.................................    2,000,000
 3,000,000     3.750% due 01/09/98.................................    3,000,000
   500,000     Series A, 3.850% due 06/01/23++.....................      500,000
   100,000     Modesto, California, Waste Water
               Treatment Facilities Revenue (MBIA
               Insured), 4.300% due 11/01/98.......................      100,297
 1,000,000     Moreno Valley, California, Unified School
               District, TRANS, 4.500% due 06/30/98................    1,002,843
 2,400,000     Ontario, California, Multi-Family Housing
               Revenue (Residential Park Center), Series A,
               3.650% due 08/01/07++...............................    2,400,000
               Orange County, California:
               Apartment Development Revenue:
 1,300,000     (Harbor Pointe), Issue D,
               3.950% due 12/01/06++...............................    1,300,000
 1,000,000     (Larkspur Canyon Apartments), Series A,
               3.350% due 06/15/37++...............................    1,000,000
 1,600,000     (Niguel Summit 2), Series U,
               3.650% due 11/01/09+................................    1,600,000
   680,000     Community Facilities Special Tax Revenue,
               District No. 87-3, Series A,
               8.050% due 08/15/08.................................      710,671
 2,500,000     Fire Authority, TRANS, 4.250% due 09/17/98..........    2,505,874
 1,290,000     Housing Authority, Apartment Development
               Revenue (Village Niguel Project), Issue AA,
               3.500% due 12/01/08++...............................    1,290,000
 4,900,000     Improvement Bonds, District No. 88-1,
               4.800% due 09/02/18+................................    4,900,000
   100,000     Local Transportation Authority Sales Tax
               Revenue, Series A, 3.800% due 02/15/98..............      100,000
   250,000     Resources Recovery, Certificates of
               Participation, Series A (MBIA Insured),
               4.200% due 07/01/98.................................      250,419
               Sanitation District, Certificate of
               Participation:
 1,250,000     (AMBAC Insured),
               5.000% due 08/01/16+................................    1,250,000
 4,500,000     Series C (FGIC Insured),
               4.750% due 08/01/17+................................    4,500,000
 1,500,000     Oxnard, California, School District, TRANS,
               4.500% due 08/13/98.................................    1,505,735

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------
                                                            The Montgomery Funds
                                                           ---------------------
                                                             California Tax-Free
                                                                  Money fund
                                                           ---------------------
                                                           I n v e s t m e n t s


MUNICIPAL BONDS AND NOTES -- continued
Principal Amount                                                  Value (Note 1)
California -- continued
 $300,000      Palm Springs, California, Community
               Redevelopment Agency, Certificates of
               Participation, District No. 11,
               3.850% due 12/01/14++..............................$     300,000
1,000,000      Plumas County, California, TRANS,
               4.500% due 12/03/98................................    1,006,471
8,662,000      Richmond, California, Joint Powers Finance
               Authority, Port Terminal Lease Revenue,
               4.950% due 09/01/04+...............................    8,662,000
1,000,000      Riverside Teeter, Commercial Paper,
               3.750% due 01/14/98................................    1,000,000
               Sacramento, California, Municipal Utilities,
               Electricity District Revenue:
  500,000      Series V, 7.875% due 08/15/16......................      522,092
  575,000      Series W, 7.500% due 08/15/18......................      587,624
               Sacramento County, California:
2,500,000      Multi-Family Housing Authority Revenue
               (Stone Creek Apartments Project),
               3.950% due 11/15/27++..............................    2,500,000
  220,000      TRANS, 4.500% due 09/30/98.........................      220,919
  290,000      Saint Helena, California, Water Revenue
               (MBIA Insured), 4.000% due 06/01/98................      290,147
1,000,000      Salinas, California, Multi-Family Housing
               Revenue (Brentwood Gardens), Series A,
               3.950% due 05/15/27++..............................    1,000,000
               San Bernardino County, California:
               Industrial Development Authority Revenue:
1,440,000      (Aqua-Serv Engineers Inc. Project),
               3.850% due 05/01/09++..............................    1,440,000
  660,000      (McElroy Metal Mill Inc. Project),
               3.850% due 05/01/04++..............................      660,000
2,000,000      Multi-Family Housing Authority Revenue
               (Brookside Meadows), Series A,
               3.600% due 08/01/05++..............................    2,000,000
               San Diego, California:
               Commercial Paper:
2,000,000      3.600% due 01/08/98................................    2,000,000
2,000,000      3.700% due 01/09/98................................    2,000,000
               Multi-Family Housing Revenue:
  500,000      (La Cima Apartments Project), Series K,
               3.900% due 12/01/08++..............................      500,000
  500,000      (Lusk Mira Mesa Apartments Project),
               Series E, 3.850% due 04/01/07++....................      500,000
  210,000      (Nobel Court Apartments Project),
               3.900% due 12/01/08++..............................      210,000
2,000,000      University Town Center Apartments,
               3.900% due 10/01/15++..............................    2,000,000
  200,000      San Diego County, California, Commission
               Sales Tax Revenue, Series A (FGIC Insured),
               5.000% due 04/01/98................................      200,477
  100,000      San Jose, California, Certificates of Participation
               (Accelerated Street Improvement Project),
               3.800% due 06/15/98................................       99,954
  700,000      Santa Clara, California, Electricity Revenue
               Series A, 3.400% due 07/01/10++....................      700,000
               Santa Clara County, California:
  500,000      Hospital Facilities Authority (VY Medical Center
               Project), Series A, 3.500% due 08/01/15++..........      500,000
  550,000      TRANS, 4.750% due 10/01/98.........................      553,329
  140,000      Santa Monica, California, Community College
               District, Series A, 5.625% due 08/01/98............      141,400
  650,000      Santa Rosa, California, Waste Water Revenue,
               Series B (FGIC Insured), 5.100% due 09/01/98.......      655,244
1,000,000      Simi Valley, California, Community
               Development Agency, Multi-Family Revenue,
               Issue A, 3.600% due 05/01/10+......................    1,000,000
  135,000      South Coast Air Quality Management,
               California, District Building Corporation
               Revenue, Series A (MBIA Insured),
               6.900% due 08/01/98................................      137,367
  100,000      Southern California Rapid Transportation
               District, Certificate of Participation (Workers
               Compensation Funding) (MBIA Insured),
               5.800% due 07/01/98................................      100,891
               University of California:
3,500,000      Commercial Paper, 3.700% due 01/08/98..............    3,500,000
  545,000      (Multiple Purposes Project), Series D
               (MBIA Insured), 10.000% due 09/01/98...............      566,497
  125,000      Ventura, California, Unified School
               District, Series A (FSA Insured),
               8.000% due 08/01/98................................      127,863
                                                                        -------

TOTAL MUNICIPAL BONDS AND NOTES...................................  199,924,161
                                                                    -----------
TOTAL INVESTMENTS -- 112.1%
(At amortized cost*)..............................................  199,924,161

OTHER ASSETS AND LIABILITIES -- (12.1%)
(Net).............................................................  (21,565,424)
                                                                     ----------
NET ASSETS -- 100.0%..............................................$ 178,358,737
                                                                    -----------

*     Aggregate cost for federal tax purposes.
+     Floating-rate note, rate resets daily.
++    Floating-rate note, rate resets weekly.

Abbreviations:
AMBAC      American Municipal Bond Assurance Corporation
FGIC       Federal Guaranty Insurance Corporation
FSA        Federal Security Assurance
GO         General Obligation
MBIA       Municipal Bond Investors Assurance
TRANS      Tax and Revenue Anticipation Notes

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

----------------------
 The Montgomery Funds
----------------------
       Federal
 Tax-Free Money Fund
----------------------

I n v e s t m e n t s

PORTFOLIO INVESTMENTS

December 31, 1997 (unaudited)

MUNICIPAL BONDS AND NOTES -- 116.5%

Principal Amount                                                 Value (Note 1)

Alabama -- 3.5%

  $2,500,000      Montgomery, Alabama, Baptist Medical
                  Center Special Care Facilities, Revenue
                  Bonds, Series F (AMBAC Insured),
                  3.700% due 02/01/30++ .........................$    2,500,000
   1,500,000      Phenix County, Alabama, Industrial
                  Development Board Revenue
                  (Mead Coated Board Project), Series A,
                  5.100% due 06/01/28+ ..........................     1,500,000
                                                                      ---------
                                                                      4,000,000

Arkansas -- 0.3%

     310,000      Arkansas State Development Finance,
                  State Police Headquarters,
                  3.800% due 06/01/98 ...........................       309,870

Arizona -- 2.2%

   2,000,000      Pima County, Arizona, Industrial Development
                  Authority, Industrial Revenue, Tucson Electric,
                  3.800% due 10/01/22++ .........................     2,000,000
     500,000      Salt River Project, Arizona,
                  Agriculture Revenue, Series A,
                  7.875% due 01/01/28 ...........................       510,000
                                                                        -------
                                                                      2,510,000

California -- 0.7%

     809,000      Richmond, California, Joint Powers
                  Financing Authority, 4.950% due 09/01/04+ .....       809,000

Colorado -- 7.8%

   1,300,000      Colorado Health Facilities Authority
                  Revenue (Boulder Community Hospital
                  Project), Series C (MBIA Insured),
                  4.150% due 10/01/14++ ..........................    1,300,000
   1,100,000      Colorado Student Obligation Bond Authority,
                  Student Loan Revenue, Series D (GSL Insured),
                  3.750% due 07/01/27++ ..........................    1,100,000
   1,000,000      Lower Colorado River, Commercial Paper,
                  3.800% due 01/09/98 ............................    1,000,000
   4,300,000      Moffat County, Colorado, Pollution Control
                  Revenue (Pacificorp Projects),
                  5.100% due 05/01/13+ ...........................    4,300,000
   1,075,000      Regional Transportation District, Colorado,
                  Passenger Fare Revenue, Series A,
                  3.650% due 06/01/99++ ..........................    1,075,000
                                                                      ---------
                                                                      8,775,000

Delaware -- 0.1%

     155,000      Sussex County, Delaware, Single-Family
                  Mortgage Revenue, 7.150% due 03/01/98 ..........      155,737

District of Columbia -- 2.4%

                  District of Columbia, General Obligations:
     700,000      Series A-1, 5.150% due 10/01/07+ ...............      700,000
   2,000,000      Series B-2, 5.000% due 06/01/03+ ...............    2,000,000
                                                                      ---------
                                                                      2,700,000

Florida -- 5.2%

   1,000,000      Dade County, Florida, School District,
                  General Obligation Bonds (MBIA Insured),
                  4.500% due 02/15/98 ............................    1,000,829
   1,085,000      Dade County, Florida, Housing Finance
                  Authority (Jamaica Hut Project), Revenue
                  Bonds, 3.850% due 08/01/05++ ...................    1,085,000
   1,000,000      Florida Municipal Power, Commercial Paper,
                  3.850% due 01/14/98 ............................    1,000,000
     250,000      Florida State Board of Education Capital
                  Outlay, Series C, 6.250% due 06/01/98 ..........      252,258
   2,500,000      Indian River, Florida, Commercial Paper,
                  3.900% due 02/05/98 ............................    2,500,000
                                                                      ---------
                                                                      5,838,087

Georgia -- 2.3%

   2,300,000      DeKalb, Georgia, Private Hospital
                  Authority, Revenue Anticipation Certificates
                  (Egleston Children's Health Project), Series A,
                  3.700% due 12/01/17+++ .........................    2,300,000
     250,000      Metropolitan Atlanta Rapid Transit Authority,
                  Georgia Sales Tax Revenue, Series J (FGIC
                  Insured), 8.000% due 07/01/18 ..................      259,776
                                                                        -------
                                                                      2,559,776

Hawaii -- 2.0%

                  State of Hawaii:
   1,500,000      City and County of Honolulu: Commercial
                  Paper, 3.850% due 01/14/98 .....................    1,500,000
     700,000      Housing Finance & Development Corporation
                  Revenue, 3.750% due 07/01/24++ .................      700,000
                                                                        -------
                                                                      2,200,000

Illinois -- 7.2%

     500,000      Chicago, Illinois, Public Building, Community
                  College District No. 508, Series A (MBIA
                  Insured), 7.500% due 01/01/98 ..................      510,000
                  Illinois Health Facilities Authority,
                  Commercial Paper:
   1,600,000      3.750% due 01/09/98 ............................    1,600,000
   1,550,000      3.900% due 01/16/98 ............................    1,550,000
                  Illinois Health Facilities Authority
                  Revenue, Revenue Bonds (MBIA Insured):
     800,000      Series A (AncillaSystem), 4.250% due 07/01/98 ..      801,143
   1,300,000      Series B (Loyola University Health System),
                  3.650% due 07/01/24++ ..........................    1,300,000

The accompanying notes are an integral part of these Financial statements.

                                                          ---------------------
                                                           The Montgomery Funds
                                                          ---------------------
                                                                 Federal
                                                           Tax-Free Money Fund
                                                          ---------------------

                                                          I n v e s t m e n t s


MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                                 Value (Note 1)

Illinois -- continued

  $1,920,000   Lombard, Illinois, Multi-Family Housing
               (Clover Creek Apartments Project),
               4.000% due 12/15/06 ............................$      1,920,000
     500,000   O'Hare International Airport Revenue,
               Series B, 3.750% due 01/01/18++ ................         500,000
                                                                        -------
                                                                      8,181,143

Indiana -- 2.5%

     200,000   Indiana Transportation Finance Authority,
               Highway Revenue (AMBAC Insured),
               4.250% due 06/01/98 ............................         200,397
   2,600,000   Rockport, Indiana, Pollution Control
               Revenue (AEP Generating Company Project),
               Series B, 5.100% due 07/01/25+ .................       2,600,000
                                                                      ---------
                                                                      2,800,397
Kansas -- 0.7%

     525,000   Sedgwick County, Kansas, General
               Obligation Bonds, Series A,
               6.100% due 08/01/02 ............................         531,777
     250,000   Witchita, Kansas, Water & Sewer Utilities,
               Series B, 4.800% due 04/01/98 ..................         250,388
                                                                        -------
                                                                        782,165

Kentucky -- 2.8%

     650,000   Madison County, Kentucky, Capital Project
               Corporation, Revenue Bonds,
               7.800% due 04/01/09 ............................         687,391
     500,000   Murray State University, Kentucky,
               University Revenue, Series G,
               8.000% due 05/01/03 ............................         516,600
   2,000,000   Trimble County, Kentucky, Commercial
               Paper, 3.900% due 01/09/98 .....................       2,000,000
                                                                      ---------
                                                                      3,203,991

Louisiana -- 5.6%

     250,000   Louisiana Stadium and Exposition District,
               Hotel Occupancy Tax and Stadium
               Revenue, Series B (FGIC Insured),
               5.250% due 07/01/98 ............................         251,634
   2,000,000   Louisiana State Recovery District,
               Sales Tax Revenue (MBIA Insured),
               4.250% due 07/01/98 ............................       2,003,549
   3,500,000   West Baton Rouge Parish, Louisiana,
               Industrial District No. 3 (Dow Chemical
               Company Project), Series B,
               5.050% due 12/01/16+ ...........................       3,500,000
     600,000   West Feliciana Parish, Louisiana, Pollution
               Control Revenue (Gulf State Utilities
               Company Project) (LOC: Canadian Imperial
               Bank), 5.000% due 4/01/16+ .....................         600,000
                                                                        -------
                                                                      6,355,183

Maryland -- 4.4%

   2,000,000   Anne Arundel County, Maryland, Commercial
               Paper, 3.800% due 02/06/98 .....................       2,000,000
     200,000   Baltimore, Maryland, Water Utility Revenue
               Bonds, Series A (MBIA Insured),
               6.650% due 07/01/98.............................         202,619
   1,000,000   Maryland State, General Obligation Bonds,
               First Series, 6.600% due 05/15/00 ..............       1,015,081
     250,000   Montgomery County, Maryland, Series A,
               6.750% due 04/01/00+ ...........................         256,686
     100,000   Northeast Maryland Waste Disposal
               Authority, Resource Recovery Revenue,
               Harford County Resources (AMBAC Insured),
               3.600% due 01/01/08++ ..........................         100,000
     400,000   Prince Georges County, Maryland,
               Construction Public Improvement
               (MBIA Insured), 6.200% due 03/15/98+ ...........         401,880
     750,000   Prince Georges County, Maryland, Series A,
               6.600% due 02/01/0+ ............................         766,710
     225,000   Washington County, Maryland,
               5.950% due 01/01/98 ............................         225,000
                                                                        -------
                                                                      4,967,976
Massachusetts -- 0.2%

     200,000   Franklin, Massachusetts, General
               Obligation Bonds (MBIA Insured),
               5.000% due 11/15/98 ............................         201,766

Michigan -- 1.4%

     500,000   Detroit, Michigan, Water Supply System,
               Revenue Bonds, 7.875% due 07/01/08 .............         519,353
   1,000,000   Michigan Higher Education Student Loan
               Authority, Revenue Bonds, Series X11-B,
               3.750% due 10/01/13++ ..........................       1,000,000
                                                                      ---------
                                                                      1,519,353

Minnesota -- 4.8%

    1,000,000  Duluth, Minnesota, Economic Development
               Authority (Miller-Dwan Medical Center
               Project), 4.000% due 06/01/19++ ................       1,000,000
    2,400,000  Duluth, Minnesota, Health Facilities
               Revenue Bonds, 5.250% due 06/01/19+ ............       2,400,000
    2,000,000  Maplewood, Minnesota, Multi-Family
               Housing Bonds (Silver Ridge Project),
               4.250% due 07/01/23++ ..........................       2,000,000
                                                                      ---------
                                                                      5,400,000
Mississippi -- 0.4%

      500,000  Jackson, Mississippi, General Obligation
               Bonds, 7.000% due 05/01/07 .....................         505,163

The accompanying notes are an integral part of these financial statements.

---------------------
The Montgomery Funds

---------------------
      Federal
 Tax-Free Money Fund
---------------------

I n v e s t m e n t s

MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                                Value (Note 1)

Missouri -- 3.8%

  $1,300,000    Kansas City, Missouri, Industrial
                Development Authority, Resh Health
                Services System, Revenue Bonds
                (MBIA Insured), 5.000% due 04/15/15+..........$     1,300,000
   1,000,000    Missouri Higher Education Loan
                Authority, Student Loan Revenue,
                Series A, 3.750% due 06/01/17++...............      1,000,000
   2,000,000    Missouri State, Health and Education
                Facilities Authority, Health Facilities
                Revenue (Bethesda Barclay House),
                Series A (LOC: Mercantile Bank
                St. Louis), 5.400% due 08/15/26+..............      2,000,000
                                                                    ---------
                                                                    4,300,000

Nebraska -- 1.6%

   1,800,000    Nebraska Higher Education Loan Program,
                3.750% due 12/01/16++.........................      1,800,000

New Mexico -- 4.3%

     200,000    Los Lunas, New Mexico, School District
                No. 001, General Obligation Bonds
                (FGIC Insured), 6.250% due 07/15/98...........        202,276
                New Mexico State Hospital, Equipment Loan
                Council Revenue, Catholic Health Initiatives:
     680,000    Series A, 4.250% due 12/01/98.................        682,106
   4,000,000    Series B, 3.650% due 12/01/22++...............      4,000,000
                                                                    ---------
                                                                    4,884,382

New York -- 3.8%

                New York State, Dormitory Authority,
                Revenue Bonds, City University, Series A:
     890,000    Rerefunded, 8.125% due 07/01/07...............        925,782
   2,545,000    Unrefunded, 8.125% due 07/01/07...............      2,648,220
     410,000    New York State, Medical Care Facilities
                Finance Agency, 7.700% due 02/15/18+..........        420,080
     340,000    Roslyn, New York, Free School District,
                5.150% due 01/15/98...........................        340,197
                                                                      -------
                                                                    4,334,279

North Carolina -- 2.6%

   1,000,000    Charlotte, North Carolina, Airport Revenue
                Bonds, Series A (MBIA Insured),
                3.750% due 07/01/17++.........................      1,000,000
   1,000,000    Greensboro, North Carolina, General Obligation
                Bonds, Series B, 3.700% due 04/01/11++........      1,000,000
   1,000,000    University of North Carolina,
                University Revenue, Series C,
                3.700% due 05/15/27++.........................      1,000,000
                                                                    ---------
                                                                    3,000,000

Ohio -- 2.0%

     295,000    Montgomery, Ohio, General Obligation
                Bonds, 7.000% due 12/01/98....................        303,123
   2,000,000    Ohio State, Air Quality Development
                Authority Revenue (Ohio Edison Project),
                Series A, 3.950% due 02/01/15+++++............      2,000,188
                                                                    ---------
                                                                    2,303,311

Oregon -- 1.2%

   1,400,000    Port of Portland Oregon, Pollution Control
                Revenue, Reynold Metals Company,
                5.000% due 12/01/09+..........................      1,400,000

Pennsylvania -- 5.4%

   1,600,000    Cambria County, Pennsylvania, Industrial
                Development Authority,  Resource Recovery
                Revenue, 3.750% due 09/01/19++................      1,600,000
   2,000,000    Delaware County, Pennsylvania, Commercial
                Paper, 3.800% due 02/06/98....................      2,000,000
   1,000,000    Delaware Valley, Pennsylvania, Regional
                Finance Authority, Revenue Bonds, Series A,
                3.650% due 12/01/20+++........................      1,000,000
     540,000    Littleston, Pennsylvania, Area School
                District, General Obligation Bonds
                (FSA Insured), 4.000% due 10/01/98............        540,340
   1,000,000    Pennsylvania State Higher Education
                Assistance Agency Student Loan Revenue,
                3.850% due 03/01/27++.........................      1,000,000
                                                                    ---------
                                                                    6,140,340

South Carolina -- 2.7%

     525,000    Hilton Head Island, South Carolina, Public
                Facilities Corporation, Certificate of
                Participation (AMBAC Insured),
                4.300% due 03/01/98...........................        525,346
   2,500,000    Piedmont, South Carolina, Municipal Power
                Agency, Electric Revenue, Series C
                (MBIA Insured), 3.650% due 01/01/19++.........      2,500,000
                                                                    ---------
                                                                    3,025,346

Tennessee -- 0.9%

   1,000,000    Memphis, Tennessee, General Obligation
                Bonds, Series A, 3.700% due 08/01/07++........      1,000,000

Texas -- 9.8%

     220,000    Arlington, Texas, Independent School
                District, 7.000% due 08/15/98.................        224,117
     190,000    Bedford, Texas, General Obligation Bonds
                (MBIA Insured), 7.000% due 02/01/98...........        190,491
   1,500,000    Brazos River Authority, Texas, Pollution
                Control Revenue, Series C (MBIA Insured),
                5.100% due 02/01/32+..........................      1,500,000
     235,000    Collin County, Texas, Jail Facilities
                Financing Corporation, Revenue Bonds
                (FGIC Insured), 8.875% due 03/01/98...........        236,874
   1,250,000    Dallas, Texas, General Obligations,
                6.000% due 02/15/98...........................      1,253,354
   2,000,000    Harris County, Texas, Health Facilities
                Development Corporation, Hospital Revenue,
                4.900% due 12/01/25+..........................      2,000,000
   1,000,000    Lower Neches Valley Authority, Texas,
                Chevron U.S.A. Inc. Project,
                3.650% due 02/15/17++.........................      1,000,000

The accompanying notes are an integral part of these financial statements.

                                                          ---------------------
                                                           The Montgomery Funds
                                                          ---------------------
                                                                 Federal
                                                           Tax-Free Money Fund
                                                          ---------------------

                                                          I n v e s t m e n t s


MUNICIPAL BONDS AND NOTES -- continued

Principal Amount                                                 Value (Note 1)

Texas -- continued

  $1,000,000    North Central Texas Health Facilities
                Development Corporation Revenue,
                Presbyterian Medical Center, Series D
                (MBIA Insured), 5.000% due 12/01/15+...........$      1,000,000
                North Texas Higher Education Authority
                Inc., Texas Student Loan Revenue Refunding:
   1,400,000    3.750% due 03/01/99++..........................       1,400,000
   1,200,000    3.750% due 04/01/20++..........................       1,200,000
   1,100,000    Port of Port Arthur, Texas, Navigation
                District (Texaco Inc. Project),
                5.050% due 10/01/24+...........................       1,100,000
                                                                      ---------
                                                                     11,104,836

Utah -- 2.6%

   1,500,000    Intermountain, Utah, Commercial Paper,
                3.800% due 01/09/98............................       1,500,000
   1,500,000    Salt Lake City, Utah, Airport Revenue,
                Series A, 3.750% due 06/01/98++................       1,500,000
                                                                      ---------
                                                                      3,000,000

Virginia -- 2.4%

   2,500,000    Bedford County, Virginia, Commercial
                Paper, 3.850% due 01/14/98.....................       2,500,000
     200,000    Norfolk, Virginia, General Obligation
                Bonds, 6.600% due 10/01/99.....................         207,809
                                                                        -------
                                                                      2,707,809

Washington -- 11.2%

   1,500,000    Grandview, Washington, Industrial
                Development, Revenue Bonds (Shonan
                U.S.A. Project), 4.150% due 10/01/04++++.......       1,500,000
   1,000,000    King County, Washington, School District
                No. 403, General Obligation Bonds,
                5.000% due 06/01/98............................       1,004,653
   1,850,000    Panorama City Project (LOC: Key Bank of
                Washington), 4.750% due 01/01/27+..............       1,850,000
   1,000,000    Seattle, Washington, Metropolitan
                Municipality, 7.375% due 01/01/30 +............       1,020,000
                Washington State, Housing Finance Commission
                Multi-Family Mortgage Revenue:
   1,500,000    (Glenbrooke Apartments Project),
                Series A, 4.300% due 07/01/19++................       1,500,000
     500,000    Nonprofit Housing Revenue, Emerald
                Heights Project, 5.100% due 01/01/21+..........         500,000
   1,375,000    Series A (LOC: Pacific First Federal
                Savings), 4.150% due 07/01/20++................       1,375,000
   1,500,000    (Wandering Creek Project),
                5.250% due 01/01/26+...........................       1,500,000
   2,225,000    (Winterhill Apartments Project),
                Series A, 4.250% due 07/01/28++................       2,225,000
     200,000    Washington State, General Obligation
                Bonds, Series R-92C,
                5.100% due 09/01/98............................         201,413
                                                                        -------
                                                                     12,676,066

West Virginia -- 0.5%

     500,000    West Virginia School Building Authority,
                Revenue Bonds (MBIA Insured),
                6.000% due 07/01/98............................         505,235

Wisconsin -- 4.5%

     500,000    Marathon County, Wisconsin, General
                Obligation Bonds, Series A,
                4.150% due 11/01/98............................         500,907
     200,000    Slinger, Wisconsin, School District,
                6.500% due 04/01/98............................         201,295
   1,000,000    Wisconsin State, Health and Educational
                Facilities Authority, Revenue Bonds (Alverno
                College Project), 5.300% due 11/01/17+.........       1,000,000
                Wisconsin State:
   2,000,000    Operating Notes, 4.500% due 06/15/98...........       2,005,664
   1,000,000    Series A, 6.400% due 05/01/00+.................       1,018,026
     410,000    Series C, 5.000% due 05/01/98..................         411,507
                                                                        -------
                                                                      5,137,399

Wyoming -- 0.7%

     800,000    Platte County, Wyoming, Pollution Control
                Revenue, 4.500% due 07/01/14+..................         800,000

TOTAL INVESTMENTS -- 116.5%

(At amortized cost*)...........................................     131,893,610

OTHER ASSETS AND LIABILITIES -- (16.5%)

(Net)..........................................................     (18,671,152)
                                                                     ----------

NET ASSETS -- 100.0%...........................................$    113,222,458
                                                                    ===========

*      Aggregate cost for federal tax purposes.
+        Floating--rate note, rate resets daily.
++       Floating--rate note, rate resets weekly.
+++      Floating--rate note, rate resets monthly.
++++     Floating--rate note, rate resets quarterly.
+++++    Floating--rate note, rate resets annually.

Abbreviations:
AMBAC       American Municipal Bond Assurance Corporation
FGIC        Federal Guaranty Insurance Corporation
FSA         Federal Security Assurance
GSL         Guaranteed Student Loan
LOC         Line of Credit
MBIA        Municipal Bond Investors Assurance

The accompanying notes are an integral part of these financial statements.

---------------------------------
      The Montgomery Funds
---------------------------------
         Statement of
     Assets and Liabilities
---------------------------------
D e c e m b e r   3 1 ,   1 9 9 7

      ( U n a u d i t e d )

                                                                                                                   Growth
                                                                                                                     Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...........................................................................................     $ 1,088,889,397
Repurchase agreements ....................................................................................         287,584,000
                                                                                                               ---------------
Total Investments ........................................................................................       1,376,473,397
Cash .....................................................................................................             123,536
Foreign currency, at value (Cost $129,265) ...............................................................                  --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $489,960 and $41,707, respectively) (note 5) ..........................................                  --
    Forward foreign-currency exchange contracts to sell (note 5) .........................................                  --
Receivables:
    Dividends ............................................................................................           1,123,679
    Interest .............................................................................................              54,990
    Shares of beneficial interest sold ...................................................................           1,912,168
    Investment securities sold ...........................................................................           7,786,279
Other assets:
    Organization costs (note 1) ..........................................................................               3,769
                                                                                                               ---------------
Total Assets .............................................................................................       1,387,477,818
                                                                                                               ---------------


Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ..........................................                  --
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,120,221 and $314,013, respectively) (note 5) .......................................                  --
Payables:
    Due to California Tax-Free Money Fund ................................................................                  --
    Shares of beneficial interest redeemed ...............................................................           1,171,299
    Investment securities purchased ......................................................................          20,248,024
    Management fees ......................................................................................             101,481
    Administration fees ..................................................................................              73,233
    Share marketing plan fees (Class P shares only) ......................................................                 296
    Custodian fees .......................................................................................              15,161
    Trustees' fees and expenses ..........................................................................               2,000
    Cash overdrafts ......................................................................................                  --
    Transfer agency and servicing fees ...................................................................             377,910
    Accrued liabilities and expenses .....................................................................             332,883
                                                                                                               ---------------
Total Liabilities ........................................................................................          22,322,287
                                                                                                               ---------------
Net Assets ...............................................................................................     $ 1,365,155,531
                                                                                                               ---------------
Investments at identified cost ...........................................................................     $ 1,141,196,759


Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ....................................     $       108,727
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts,
    futures contracts, foreign-currency transactions and securities sold short ...........................          (2,737,356)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
    exchange contracts, foreign-currency transactions and other assets ...................................         235,276,201
Shares of beneficial interest ............................................................................             623,716
Additional paid-in capital ...............................................................................       1,131,884,243
                                                                                                               ---------------
Net Assets ...............................................................................................     $ 1,365,155,531


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares .......................................................................................     $ 1,364,984,678
    Class P shares .......................................................................................             170,853
                                                                                                               ---------------
Net Assets ...............................................................................................     $ 1,365,155,531
Number of Fund shares outstanding:
    Class R shares .......................................................................................          62,363,834
    Class P shares .......................................................................................               7,772
                                                                                                               ---------------
Total Shares .............................................................................................          62,371,606
Class R shares:
    Net asset value, offering and redemption price per share outstanding .................................     $         21.89
                                                                                                               ---------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .................................     $         21.98
                                                                                                               ---------------

The accompanying notes are an integral part of these financial statements.

                                                                                       Small Cap        Small Cap       Micro Cap
Assets:                                                                            Opportunities Fund     Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ....................................................................$  233,114,906  $  223,407,547  $  327,313,535
Repurchase agreements .............................................................    10,436,000       6,428,000      43,162,000
                                                                                    -------------   -------------   -------------
Total Investments .................................................................   243,550,906     229,835,547     370,475,535
Cash ..............................................................................        23,586              --          78,087
Foreign currency, at value (Cost $129,265) ........................................            --              --              --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $489,960 and $41,707, respectively) (note 5) ...................            --              --              --
    Forward foreign-currency exchange contracts to sell (note 5) ..................            --              --              --
Receivables:
    Dividends .....................................................................        54,151          19,690          61,305
    Interest ......................................................................         1,992           1,228           8,243
    Shares of beneficial interest sold ............................................       987,535         120,248         121,354
    Investment securities sold ....................................................     1,081,319         867,532         556,625
Other assets:
    Organization costs (note 1) ...................................................         8,088              --           2,802
                                                                                    -------------   -------------   -------------
Total Assets ......................................................................   245,707,577     230,844,245     371,303,951
                                                                                    -------------   -------------   -------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ...................            --              --              --
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,120,221 and $314,013, respectively) (note 5) ................            --              --              --
Payables:
    Due to California Tax-Free Money Fund .........................................         3,000              --              --
    Shares of beneficial interest redeemed ........................................       589,286          60,423         127,246
    Investment securities purchased ...............................................       813,162       1,000,039       2,660,513
    Management fees ...............................................................         1,993          18,576          39,693
    Administration fees ...........................................................        14,155          13,084          20,591
    Share marketing plan fees (Class P shares only) ...............................            28          13,882              --
    Custodian fees ................................................................         3,352           3,280           7,118
    Trustees' fees and expenses ...................................................           500           1,000           1,993
    Cash overdrafts ...............................................................            --         354,350              --
    Transfer agency and servicing fees ............................................        51,366          12,783         198,363
    Accrued liabilities and expenses ..............................................        62,307          37,518         164,566
                                                                                    -------------   -------------   -------------
Total Liabilities .................................................................     1,539,149       1,514,935       3,220,083
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................$  244,168,428  $  229,329,310  $  368,083,868
                                                                                    -------------   -------------   -------------
Investments at identified cost ....................................................$  205,238,569  $  164,567,803  $  255,407,656


Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) .............$   (1,274,531) $     (618,973) $   (1,605,309)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts,
    futures contracts, foreign-currency transactions and securities sold short ....     1,158,613       5,152,273      10,154,683
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
    exchange contracts, foreign-currency transactions and other assets ............    38,312,337      65,267,744     115,067,879
Shares of beneficial interest .....................................................       130,313         116,855         181,226
Additional paid-in capital ........................................................   205,841,696     159,411,411     244,285,389
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................$  244,168,428  $  229,329,310  $  368,083,868


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ................................................................   244,156,994  $  207,627,597  $  368,083,868
    Class P shares ................................................................        11,434      21,701,713             N/A
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................   244,168,428  $  229,329,310  $  368,083,868
Number of Fund shares outstanding:
    Class R shares ................................................................    13,030,729      10,571,596      18,122,631
    Class P shares ................................................................           619       1,113,940             N/A
                                                                                    -------------   -------------   -------------
Total Shares ......................................................................    13,031,348      11,685,536      18,122,631
Class R shares:
    Net asset value, offering and redemption price per share outstanding ..........         18.74  $        19.64  $        20.31
                                                                                    -------------   -------------   -------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding ..........         18.47  $        19.48             N/A
                                                                                    -------------   -------------   -------------
                                                                                     Equity Income  International  International
Assets                                                                                   Fund        Growth Fund   Small Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ....................................................................$   41,892,187  $   32,028,564  $   37,956,695
Repurchase agreements .............................................................     2,681,000              --       6,452,000
                                                                                    -------------   -------------   -------------
Total Investments .................................................................    44,573,187      32,028,564      44,408,695
Cash ..............................................................................            --              --              --
Foreign currency, at value (Cost $129,265) ........................................            --         127,704              --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $489,960 and $41,707, respectively) (note 5) ...................            --         486,646          40,723
    Forward foreign-currency exchange contracts to sell (note 5) ..................            --       1,120,121         314,013
Receivables:
    Dividends .....................................................................       104,205          97,098          46,595
    Interest ......................................................................           510           1,441           1,847
    Shares of beneficial interest sold ............................................       271,137         130,153          57,499
    Investment securities sold ....................................................            --         431,789         787,408
Other assets:
    Organization costs (note 1) ...................................................         4,793           4,794           3,912
                                                                                    -------------   -------------   -------------
Total Assets ......................................................................    44,953,832      34,428,310      45,660,692
                                                                                    -------------   -------------   -------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ...................            --         489,960          41,707
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,120,221 and $314,013, respectively) (note 5) ................            --       1,097,222         311,848
Payables:
    Due to California Tax-Free Money Fund .........................................            --              --              --
    Shares of beneficial interest redeemed ........................................        26,524         214,413         170,859
    Investment securities purchased ...............................................       854,654         635,649          79,701
    Management fees ...............................................................        10,428          25,605          42,947
    Administration fees ...........................................................         2,505           1,942           2,471
    Share marketing plan fees (Class P shares only) ...............................         1,521              11               7
    Custodian fees ................................................................         1,113          16,455           9,316
    Trustees' fees and expenses ...................................................         1,500           1,500           1,000
    Cash overdrafts ...............................................................        19,328         182,651          46,420
    Transfer agency and servicing fees ............................................        14,946           9,510          17,999
    Accrued liabilities and expenses ..............................................        30,720          55,790          29,698
                                                                                    -------------   -------------   -------------
Total Liabilities .................................................................       963,239       2,730,708         753,973
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................$   43,990,593  $   31,697,602  $   44,906,719
                                                                                    -------------   -------------   -------------
Investments at identified cost ....................................................$   38,485,550  $   29,736,897  $   45,888,212


Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) .............$         (224) $      (83,086) $     (433,023)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts,
    futures contracts, foreign-currency transactions and securities sold short ....       388,615        (652,989)     (1,593,667)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
    exchange contracts, foreign-currency transactions and other assets ............     6,087,637       2,313,246      (1,482,491)
Shares of beneficial interest .....................................................        24,738          21,480          35,418
Additional paid-in capital ........................................................    37,489,827      30,098,951      48,380,482
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................$   43,990,593  $   31,697,602  $   44,906,719


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ................................................................$   42,377,527  $   31,693,589  $   44,902,288
    Class P shares ................................................................     1,613,066           4,013           4,431
                                                                                    -------------   -------------   -------------
Net Assets ........................................................................  $ 43,990,593  $   31,697,602  $   44,906,719
Number of Fund shares outstanding:
    Class R shares ................................................................     2,383,227       2,147,729       3,541,428
    Class P shares ................................................................        90,610             272             349
                                                                                    -------------   -------------   -------------
Total Shares ......................................................................     2,473,837       2,148,001       3,541,777
Class R shares:
    Net asset value, offering and redemption price per share outstanding ..........  $      17.78  $        14.76  $        12.68
                                                                                    -------------   -------------   -------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding ..........  $      17.80  $        14.75  $        12.70
                                                                                    -------------   -------------   -------------

                                                                              77

---------------------------------
     The Montgomery Funds
---------------------------------
         Statements of
     Assets and Liabilities
---------------------------------
D e c e m b e r   3 1 ,   1 9 9 7

        (Unaudited)

                                                                                                                      Emerging
                                                                                                                    Markets Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...................................................................................               $   951,740,190
    Repurchase agreements ........................................................................                    15,319,000
                                                                                                                 ---------------
Total Investments ................................................................................                   967,059,190
Cash .............................................................................................                     3,175,849
Foreign currency, at value (Cost $10,912,297, $335, $15,329 and $6,144,018, respectively) ........                    10,247,279
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $1,714,077, $6,727, $168,173 and $6,265,061,
        respectively) (note 5) ...................................................................                     1,705,424
    Forward foreign-currency exchange contracts to sell (note 5) .................................                     1,612,765
Receivables:
    Dividends ....................................................................................                     3,597,434
    Interest .....................................................................................                        78,001
    Expenses absorbed by Manager .................................................................                            --
    Shares of beneficial interest sold ...........................................................                     7,001,117
    Investment securities sold ...................................................................                    11,363,781
Other assets:
    Segregated cash for equity swap agreements ...................................................                            --
    Organization costs (note 1) ..................................................................                            --
                                                                                                                 ---------------
Total Assets .....................................................................................                 1,005,840,840
                                                                                                                 ---------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ..................................                     1,714,077
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,612,765 and $6,396,296, respectively) (note 5) .............................                     1,617,625
Payables:
    Equity swaps .................................................................................                            --
    Shares of beneficial interest redeemed .......................................................                     7,712,667
    Investment securities purchased ..............................................................                     7,536,786
    Reverse repurchase agreement .................................................................                            --
    Management fees ..............................................................................                        85,737
    Administration fees ..........................................................................                        51,503
    Share marketing plan fees (Class P shares only) ..............................................                           818
    Custodian fees ...............................................................................                       330,849
    Trustees' fees and expenses ..................................................................                         1,500
    Cash overdrafts ..............................................................................                            --
    Transfer agency and servicing fees ...........................................................                       286,725
    Accrued liabilities and expenses .............................................................                       226,751
                                                                                                                 ---------------
Total Liabilities ................................................................................                    19,565,038
                                                                                                                 ---------------
Net Assets .......................................................................................               $   986,275,802
                                                                                                                 ---------------
Investments at identified cost ...................................................................               $   898,189,983


Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............................               $    (9,038,997)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency
    exchange contracts, futures contracts, foreign-currency transactions and securities sold short                  (116,367,065)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
     exchange contracts, foreign-currency transactions, equity swaps and net other assets ........                    67,398,541
Shares of beneficial interest ....................................................................                       762,879
Additional paid-in capital .......................................................................                 1,043,520,444
                                                                                                                 ---------------
Net Assets .......................................................................................               $   986,275,802

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...............................................................................               $   985,691,522
    Class P shares ...............................................................................                       584,280
                                                                                                                 ---------------
Net Assets .......................................................................................               $   986,275,802
Number of Fund shares outstanding:
    Class R shares ...............................................................................                    76,242,387
    Class P shares ...............................................................................                        45,555
                                                                                                                 ---------------
Total Shares .....................................................................................                    76,287,942
Class R shares:
    Net asset value, offering and redemption price per share outstanding .........................               $         12.93
                                                                                                                 ---------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .........................               $         12.83
                                                                                                                 ---------------


78
The accompanying notes are an integral part of these financial statements.


                                                                                                     Emerging         Latin America
                                                                                                    Asia Fund              Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...................................................................................   $  27,147,332    $   7,422,605
    Repurchase agreements ........................................................................       2,681,000               --
                                                                                                     -------------    -------------
Total Investments ................................................................................      29,828,332        7,422,605
Cash .............................................................................................             --                --
Foreign currency, at value (Cost $10,912,297, $335, $15,329 and $6,144,018, respectively) ........             320               --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $1,714,077, $6,727, $168,173 and $6,265,061, ..................................              --               --
        respectively) (note 5) ...................................................................              --               --
    Forward foreign-currency exchange contracts to sell (note 5)
Receivables:
    Dividends ....................................................................................          41,466           47,792
    Interest .....................................................................................             512               --
    Expenses absorbed by Manager .................................................................              --           19,996
    Shares of beneficial interest sold ...........................................................         500,690          366,642
    Investment securities sold ...................................................................       1,830,795               --
Other assets:
    Segregated cash for equity swap agreements ...................................................       3,233,689               --
    Organization costs (note 1) ..................................................................          12,531            6,250
                                                                                                     -------------    -------------
Total Assets .....................................................................................      35,448,335        7,863,285
                                                                                                     -------------    -------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ..................................              --               --
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,612,765 and $6,396,296, respectively) (note 5) .............................              --               --
Payables:
    Equity swaps .................................................................................         177,879               --
    Shares of beneficial interest redeemed .......................................................       2,031,841          183,530
    Investment securities purchased ..............................................................         656,670               --
    Reverse repurchase agreement .................................................................              --               --
    Management fees ..............................................................................          24,927               --
    Administration fees ..........................................................................           1,971              437
    Share marketing plan fees (Class P shares only) ..............................................              --               --
    Custodian fees ...............................................................................          11,977            2,139
    Trustees' fees and expenses ..................................................................           1,000              100
    Cash overdrafts ..............................................................................         420,033          123,245
    Transfer agency and servicing fees ...........................................................          15,751            2,073
    Accrued liabilities and expenses .............................................................          22,306            3,803
                                                                                                     -------------    -------------
Total Liabilities ................................................................................       3,364,355          315,327
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $  32,083,980    $   7,547,958
                                                                                                     -------------    -------------
Investments at identified cost ...................................................................   $  38,819,764    $   8,385,235

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............................   $    (740,411)   $      48,810
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency
    exchange contracts, futures contracts, foreign-currency transactions and securities sold short      (5,573,560)        (244,515)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
     exchange contracts, foreign-currency transactions, equity swaps and net other assets ........      (8,932,632)        (962,658)
Shares of beneficial interest ....................................................................          34,462            6,864
Additional paid-in capital .......................................................................      47,296,121        8,699,457
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $  32,083,980    $   7,547,958
Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...............................................................................   $  32,083,980    $   7,547,958
    Class P shares ...............................................................................   $         N/A              N/A
                                                                                                     -------------    -------------
Net Assets .......................................................................................      32,083,980    $   7,547,958
Number of Fund shares outstanding:
    Class R shares ...............................................................................       3,446,249          686,394
    Class P shares ...............................................................................             N/A              N/A
                                                                                                     -------------    -------------
Total Shares .....................................................................................       3,446,249          686,394
Class R shares:
    Net asset value, offering and redemption price per share outstanding .........................            9.31    $       11.00
                                                                                                     -------------    -------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .........................             N/A              N/A
                                                                                                     -------------    -------------


                                                                                                    Global                 Global
                                                                                                Opportunities         Communications
                                                                                                     Fund                   Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...................................................................................   $  23,149,139    $ 132,963,050
    Repurchase agreements ........................................................................              --          597,000
                                                                                                     -------------    -------------
Total Investments ................................................................................      23,149,139      133,560,050
Cash .............................................................................................             --               --
Foreign currency, at value (Cost $10,912,297, $335, $15,329 and $6,144,018, respectively) ........          15,006              --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $1,714,077, $6,727, $168,173 and $6,265,061, ..................................           6,568          164,206
        respectively) (note 5) ...................................................................              --               --
    Forward foreign-currency exchange contracts to sell (note 5)
Receivables:
    Dividends ....................................................................................          57,718           83,403
    Interest .....................................................................................              --              114
    Expenses absorbed by Manager .................................................................              --               --
    Shares of beneficial interest sold ...........................................................          16,299           31,044
    Investment securities sold ...................................................................         690,200        2,800,807
Other assets:
    Segregated cash for equity swap agreements ...................................................              --               --
    Organization costs (note 1) ..................................................................           3,831            5,141
                                                                                                     -------------    -------------
Total Assets .....................................................................................      23,938,761      136,644,765
                                                                                                     -------------    -------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ..................................           6,727          168,173
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,612,765 and $6,396,296, respectively) (note 5) .............................              --               --
Payables:
    Equity swaps .................................................................................              --               --
    Shares of beneficial interest redeemed .......................................................          96,450          260,742
    Investment securities purchased ..............................................................         387,721          164,205
    Reverse repurchase agreement .................................................................              --               --
    Management fees ..............................................................................           8,662            7,952
    Administration fees ..........................................................................           1,358            8,102
    Share marketing plan fees (Class P shares only) ..............................................              --               --
    Custodian fees ...............................................................................           5,913           31,102
    Trustees' fees and expenses ..................................................................           1,000            1,000
    Cash overdrafts ..............................................................................         737,004          168,683
    Transfer agency and servicing fees ...........................................................           6,291           36,426
    Accrued liabilities and expenses .............................................................          23,872           40,776
                                                                                                     -------------    -------------
Total Liabilities ................................................................................       1,274,998          887,161
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $  22,663,763    $ 135,757,604
                                                                                                     -------------    -------------
Investments at identified cost ...................................................................   $  21,264,540    $ 105,984,671
Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............................   $    (178,454)   $  (1,213,276)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency
    exchange contracts, futures contracts, foreign-currency transactions and securities sold short        (156,342)      (2,148,658)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
     exchange contracts, foreign-currency transactions, equity swaps and net other assets ........       1,883,325       27,548,415
Shares of beneficial interest ....................................................................          15,477           87,175
Additional paid-in capital .......................................................................      21,099,757      111,483,948
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $  22,663,763    $ 135,757,604
Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...............................................................................   $  22,663,763    $ 135,757,604
    Class P shares ...............................................................................             N/A              N/A
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $  22,663,763    $ 135,757,604
Number of Fund shares outstanding:
    Class R shares ...............................................................................       1,547,717        8,717,510
    Class P shares ...............................................................................             N/A              N/A
                                                                                                     -------------    -------------
Total Shares .....................................................................................       1,547,717        8,717,510
Class R shares:
    Net asset value, offering and redemption price per share outstanding .........................   $       14.64    $       15.57
                                                                                                     -------------    -------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .........................             N/A              N/A
                                                                                                     -------------    -------------

                                                                                                                         U.S. Asset
                                                                                                     Select 50           Allocation
                                                                                                       Fund                 Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...................................................................................   $ 214,094,208    $ 136,005,110
    Repurchase agreements ........................................................................      10,729,000               --
                                                                                                     -------------    -------------
Total Investments ................................................................................     224,823,208      136,005,110
Cash .............................................................................................          26,923               --
Foreign currency, at value (Cost $10,912,297, $335, $15,329 and $6,144,018, respectively) ........       5,794,600               --
Forward foreign-currency exchange contracts:
    Forward foreign-currency exchange contracts to buy, at value
    (Contract cost $1,714,077, $6,727, $168,173 and $6,265,061, ..................................       5,241,299               --
        respectively) (note 5) ...................................................................       6,396,296               --
    Forward foreign-currency exchange contracts to sell (note 5)
Receivables:
    Dividends ....................................................................................         235,965          353,940
    Interest .....................................................................................           2,049               --
    Expenses absorbed by Manager .................................................................           7,023               --
    Shares of beneficial interest sold ...........................................................       1,578,176          870,656
    Investment securities sold ...................................................................       2,879,387               --
Other assets:
    Segregated cash for equity swap agreements ...................................................              --               --
    Organization costs (note 1) ..................................................................           4,807            8,146
                                                                                                     -------------    -------------
Total Assets .....................................................................................     246,989,733      137,237,852
                                                                                                     -------------    -------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign exchange contracts:
    Forward foreign-currency exchange contracts to buy (note 5) ..................................       6,265,061               --
    Forward foreign-currency exchange contracts to sell, at value
    (Contract cost $1,612,765 and $6,396,296, respectively) (note 5) .............................       4,827,608               --
Payables:
    Equity swaps .................................................................................              --               --
    Shares of beneficial interest redeemed .......................................................         628,947          184,293
    Investment securities purchased ..............................................................       3,752,778          202,548
    Reverse repurchase agreement .................................................................              --               --
    Management fees ..............................................................................          23,559               --
    Administration fees ..........................................................................          13,624               --
    Share marketing plan fees (Class P shares only) ..............................................             131              122
    Custodian fees ...............................................................................          14,266              750
    Trustees' fees and expenses ..................................................................           1,000            1,750
    Cash overdrafts ..............................................................................              --               77
    Transfer agency and servicing fees ...........................................................          58,387           34,822
    Accrued liabilities and expenses .............................................................          81,858           26,434
                                                                                                     -------------    -------------
Total Liabilities ................................................................................      15,667,219          450,796
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $ 231,322,514    $ 136,787,056
                                                                                                     -------------    -------------
Investments at identified cost ...................................................................   $ 206,654,002    $ 143,569,814
Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ............................   $      13,925    $  (3,737,822)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency
    exchange contracts, futures contracts, foreign-currency transactions and securities sold short      (1,206,516)       9,680,475
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency
     exchange contracts, foreign-currency transactions, equity swaps and net other assets ........      18,390,286       (7,564,704)
Shares of beneficial interest ....................................................................         122,879           75,956
Additional paid-in capital .......................................................................     214,001,940      138,333,151
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $ 231,322,514    $ 136,787,056
Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...............................................................................   $ 231,244,543    $ 136,706,502
    Class P shares ...............................................................................          77,971           80,554
                                                                                                     -------------    -------------
Net Assets .......................................................................................   $ 231,322,514    $ 136,787,056
Number of Fund shares outstanding:
    Class R shares ...............................................................................      12,283,650        7,591,134
    Class P shares ...............................................................................           4,204            4,466
                                                                                                     -------------    -------------
Total Shares .....................................................................................      12,287,854        7,595,600
Class R shares:
    Net asset value, offering and redemption price per share outstanding .........................   $       18.83    $       18.01
                                                                                                     -------------    -------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .........................   $       18.55    $       18.04
                                                                                                     -------------    -------------

------------------------
  The Montgomery Funds
------------------------
   Statements of
 Assets and Liabilities
------------------------

                                                                                                                       Global
D e c e m b e r   3 1 ,   1 9 9 7                                                                                 Asset Allocation
      ( U n a u d i t e d )                                                                                             Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities, at value (note 1)
    Securities ...........................................................................................         $ 1,617,596
    Repurchase agreements ................................................................................                  --
                                                                                                                   -----------
Total Investments                                                                                                    1,617,596
Cash .....................................................................................................               2,455
Receivables:
    Receivable from Small Cap Opportunities Fund .........................................................                  --
    Dividends ............................................................................................               2,930
    Interest .............................................................................................                  --
    Expenses absorbed by Manager .........................................................................              11,467
    Shares of beneficial interest sold ...................................................................               2,049
    Investment securities sold ...........................................................................                 504
Other assets:
    Organization costs (note 1) ..........................................................................              12,231
                                                                                                                   -----------
Total Assets                                                                                                         1,649,232
                                                                                                                   -----------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Payable:
    Deferred fee income on dollar roll transactions ......................................................                  --
    Deferred gain on dollar roll transactions ............................................................                  --
    Shares of beneficial interest redeemed ...............................................................               1,220
    Investment securities purchased ......................................................................                  --
    Management fees ......................................................................................                  --
    Administration fees ..................................................................................                  --
    Accounting fees ......................................................................................               1,000
    Share marketing plan fees (Class P shares only) ......................................................                  --
    Custodian fees .......................................................................................                  --
    Legal and audit fees .................................................................................               2,728
    Printing fees ........................................................................................                 600
    Dividends ............................................................................................                  --
    Trustees' fees and expenses ..........................................................................                 750
    Cash overdrafts ......................................................................................                  --
    Transfer agency and servicing fees ...................................................................               1,559
    Purchase of investments under roll agreements ........................................................                  --
    Accrued liabilities and expenses .....................................................................                 265
                                                                                                                   -----------
Total Liabilities                                                                                                        8,122
                                                                                                                   -----------
Net Assets                                                                                                         $ 1,641,110
                                                                                                                   -----------
Investments at identified cost ...........................................................................         $ 1,696,242

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ....................................         $        --
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts,
    futures contracts, foreign-currency transactions and securities sold short ...........................              59,406
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency exchange
    contracts, foreign-currency transactions and net other assets ........................................             (78,646)
Shares of beneficial interest ............................................................................               1,344
Additional paid-in capital ...............................................................................           1,659,006
                                                                                                                   -----------
Net Assets                                                                                                         $ 1,641,110

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares .......................................................................................         $ 1,641,110
    Class P shares .......................................................................................                 N/A
                                                                                                                   -----------
Net Assets                                                                                                         $ 1,641,110
Number of Fund shares outstanding:
    Class R shares .......................................................................................             134,374
    Class P shares .......................................................................................                 N/A
                                                                                                                   -----------
Total Shares                                                                                                           134,374
Class R shares:
    Net asset value, offering and redemption price per share outstanding .................................         $     12.21
                                                                                                                   -----------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .................................                 N/A
                                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.

                                                                                                 Short Duration  California Tax-Free
                                                                                 Total Return      Government       Intermediate
                                                                                  Bond Fund         Bond Fund        Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities, at value (note 1)
    Securities ...............................................................   $ 79,576,935      $ 53,521,112      $ 27,861,005
    Repurchase agreements ....................................................        525,000                --                --
                                                                                 ------------      ------------      ------------
Total Investments                                                                  80,101,935        53,521,112        27,861,005
Cash .........................................................................             --                --                --
Receivables:
    Receivable from Small Cap Opportunities Fund .............................             --                --                --
    Dividends ................................................................             --                --                --
    Interest .................................................................      1,126,986           401,682           446,937
    Expenses absorbed by Manager .............................................             --                --                --
    Shares of beneficial interest sold .......................................        298,417           475,938           583,693
    Investment securities sold ...............................................     13,530,002         2,342,340                --
Other assets:
    Organization costs (note 1) ..............................................         25,895                --             4,221
                                                                                 ------------      ------------      ------------
Total Assets                                                                       95,083,235        56,741,072        28,895,856
                                                                                 ------------      ------------      ------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Deferred fee income on dollar roll transactions ..........................          5,556                --                --
    Deferred gain on dollar roll transactions ................................         37,031                --                --
    Shares of beneficial interest redeemed ...................................            176           156,196             1,030
    Investment securities purchased ..........................................     18,749,889         2,519,210                --
    Management fees ..........................................................         42,114            14,114             5,341
    Administration fees ......................................................          3,344             2,430             1,140
    Accounting fees ..........................................................          2,500             2,000             2,000
    Share marketing plan fees (Class P shares only) ..........................             --                 3                --
    Custodian fees ...........................................................          2,197             1,728             1,018
    Legal and audit fees .....................................................          5,778            19,000            13,000
    Printing fees ............................................................            500             9,678             3,000
    Dividends ................................................................             --            44,579                --
    Trustees' fees and expenses ..............................................          1,000             1,500             2,000
    Cash overdrafts ..........................................................         66,088           130,885           160,985
    Transfer agency and servicing fees .......................................          1,412             8,373             9,373
    Purchase of investments under roll agreements ............................         22,266                --                --
    Accrued liabilities and expenses .........................................         22,254             9,436             8,249
                                                                                 ------------      ------------      ------------
Total Liabilities                                                                  18,962,105         2,919,132           207,136
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $ 76,121,130      $ 53,821,940      $ 28,688,720
                                                                                 ------------      ------------      ------------
Investments at identified cost ...............................................   $ 78,504,460      $ 53,231,892      $ 26,812,626

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ........   $     (3,510)     $    (46,506)     $        920
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, futures contracts,
    foreign-currency transactions and securities sold short ..................        783,222           115,601          (126,143)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency exchange contracts, foreign-currency transactions
    and net other assets .....................................................      1,597,475           289,220         1,048,379
Shares of beneficial interest ................................................         61,936            53,314            22,304
Additional paid-in capital ...................................................     73,682,007        53,410,311        27,743,260
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $ 76,121,130      $ 53,821,940      $ 28,688,720

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...........................................................   $ 76,121,130      $ 53,821,940      $ 28,688,720
    Class P shares ...........................................................            N/A               N/A               N/A
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $ 76,121,130      $ 53,821,940      $ 28,688,720
Number of Fund shares outstanding:
    Class R shares ...........................................................      6,193,551         5,331,400         2,230,440
    Class P shares ...........................................................            N/A               N/A               N/A
                                                                                 ------------      ------------      ------------
Total Shares .................................................................      6,193,551         5,331,400         2,230,440
Class R shares:
    Net asset value, offering and redemption price per share outstanding .....   $      12.29      $      10.10      $      12.86
                                                                                 ------------      ------------      ------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .....            N/A               N/A               N/A
                                                                                 ------------      ------------      ------------

                                                                                 Government        California           Federal
                                                                                   Reserve          Tax-Free           Tax-Free
                                                                                    Fund           Money Fund         Money Fund
Assets:
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities ...............................................................   $454,503,515      $199,924,161      $131,893,610
    Repurchase agreements ....................................................    227,413,000                --                --
                                                                                 ------------      ------------      ------------
Total Investments                                                                 681,916,515       199,924,161       131,893,610
Cash .........................................................................        238,156                --                --
Receivables:
    Receivable from Small Cap Opportunities Fund .............................             --             3,000                --
    Dividends ................................................................             --                --                --
    Interest .................................................................      5,998,619         1,178,005         1,024,156
    Expenses absorbed by Manager .............................................             --                --                --
    Shares of beneficial interest sold .......................................             --            95,431            36,000
    Investment securities sold ...............................................        344,528         8,022,729         1,000,101
Other assets:
    Organization costs (note 1) ..............................................             --               429             2,757
                                                                                 ------------      ------------      ------------
Total Assets                                                                      688,497,818       209,223,755       133,956,624
                                                                                 ------------      ------------      ------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Deferred fee income on dollar roll transactions ..........................             --                --                --
    Deferred gain on dollar roll transactions ................................             --                --                --
    Shares of beneficial interest redeemed ...................................        961,943           254,614            26,082
    Investment securities purchased ..........................................     18,959,801        16,027,545        11,440,760
    Management fees ..........................................................         17,319            59,685            36,037
    Administration fees ......................................................         25,133             7,744             4,928
    Accounting fees ..........................................................         25,135             4,800             4,000
    Share marketing plan fees (Class P shares only) ..........................              1                --                --
    Custodian fees ...........................................................          8,472             3,761             3,288
    Legal and audit fees .....................................................         27,500             7,000            11,000
    Printing fees ............................................................         25,000             2,500             7,317
    Dividends ................................................................             --                --           276,499
    Trustees' fees and expenses ..............................................          2,000               750             1,500
    Cash overdrafts ..........................................................             --        14,474,697         8,902,973
    Transfer agency and servicing fees .......................................         34,568             3,821             4,082
    Purchase of investments under roll agreements ............................             --                --                --
    Accrued liabilities and expenses .........................................        109,684            18,101            15,700
                                                                                 ------------      ------------      ------------
Total Liabilities                                                                  20,196,556        30,865,018        20,734,166
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $668,301,262      $178,358,737      $113,222,458
                                                                                 ------------      ------------      ------------
Investments at identified cost ...............................................   $681,916,515      $199,924,161      $131,893,610

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(accumulated net investment loss) ........   $    (44,895)     $        (60)     $       (880)
Accumulated net realized gain/(loss) on securities sold, forward foreign-currency exchange contracts, futures contracts,
    foreign-currency transactions and securities sold short ..................        (38,166)           (6,745)             (873)
Net unrealized appreciation/(depreciation) of investments, forward foreign-currency exchange contracts, foreign-currency transactions
    and net other assets .....................................................             --                --                --
Shares of beneficial interest ................................................      6,683,886         1,783,663         1,132,244

Additional paid-in capital ...................................................    661,700,437       176,581,879       112,091,967
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $668,301,262      $178,358,737      $113,222,458

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares ...........................................................   $668,301,260      $178,358,737      $113,222,458
    Class P shares ...........................................................              2               N/A               N/A
                                                                                 ------------      ------------      ------------
Net Assets                                                                       $668,301,262      $178,358,737      $113,222,458
Number of Fund shares outstanding:
    Class R shares ...........................................................    668,388,626       178,366,318       113,224,380
    Class P shares ...........................................................             2                N/A               N/A
                                                                                 ------------      ------------      ------------
Total Shares .................................................................    668,388,628       178,366,318       113,224,380
Class R shares:
    Net asset value, offering and redemption price per share outstanding .....   $       1.00      $       1.00      $       1.00
                                                                                 ------------      ------------      ------------
Class P shares:
    Net asset value, offering and redemption price per share outstanding .....   $       1.00               N/A               N/A
                                                                                 ------------      ------------      ------------

---------------------------------
       The Montgomery Funds
---------------------------------
     Statements of Operations
---------------------------------
Six Month Ended December 31, 1997

    (Unaudited)



                                                                                         Growth        Opportunities       Small Cap
                                                                                          Fund             Fund              Fund
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ........................................................................    $  7,275,230     $    362,353     $    173,135
Dividends .......................................................................       5,607,441          241,233          592,126
                                                                                     ------------     ------------     ------------
Total Income ....................................................................      12,882,671          603,586          765,261
                                                                                     ------------     ------------     ------------

Expenses:
Management fee (note 2) .........................................................       6,016,330        1,922,791        1,106,196
Custodian fee ...................................................................          39,173           13,257           11,590
Transfer agency and servicing fees ..............................................       1,011,236          233,616           58,842
Administration fee (note 2) .....................................................         419,718           87,125           77,433
Share marketing plan fee (note 3) (Class P shares only) .........................             236               14           14,124
Legal and audit fees ............................................................         110,077           26,112           23,379
Trustees' fees ..................................................................           4,559            1,452            1,589
Registration fees ...............................................................          76,989           17,072           12,281
Accounting expenses .............................................................         183,178           35,503           26,841
Printing fees ...................................................................         219,723           58,536           30,348
Amortization of organization expenses (note 1) ..................................           2,857            1,401             --
Other ...........................................................................         125,911           25,500           21,611
Interest expense ................................................................            --               --               --
                                                                                     ------------     ------------     ------------
Total Expenses ..................................................................       8,209,987        2,422,379        1,384,234
Fees deferred and/or expenses absorbed by Manager (note 2) ......................            --           (544,262)            --
                                                                                     ------------     ------------     ------------
Net Expenses ....................................................................       8,209,987        1,878,117        1,384,234
                                                                                     ------------     ------------     ------------
Net Investment Income/(Loss) ....................................................       4,672,684       (1,274,531)        (618,973)
                                                                                     ------------     ------------     ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions and interest equity swaps .............................      88,663,355       24,822,182       16,317,433
    Forward foreign-currency exchange contracts .................................           1,591             --               --
    Foreign-currency transactions and net other assets ..........................          (1,397)            --               --
                                                                                     ------------     ------------     ------------
Net Realized Gain/(Loss) on Investments During the Period .......................      88,663,549       24,822,182       16,317,433
                                                                                     ------------     ------------     ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities ..................................................................          10,459       (3,557,146)      17,631,260
    Forward foreign-currency exchange contracts .................................            --               --               --
    Foreign-currency transactions and net other assets ..........................            (249)            --               --
                                                                                     ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period .....          10,210       (3,557,146)      17,631,260
                                                                                     ------------     ------------     ------------

Net Realized and Unrealized Gain/(Loss) on Investments ..........................      88,673,759       21,265,036       33,948,693
                                                                                     ------------     ------------     ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .................    $ 93,346,443     $ 19,990,505     $ 33,329,720
                                                                                     ------------     ------------     ------------

Foreign dividend withholding taxes ..............................................    $     53,981     $       --       $       --
                                                                                     ------------     ------------     ------------

(*)Montgomery Latin America Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of the these financial statements.


                                                                                                          Equity       International
                                                                                       Micro Cap          Income           Growth
                                                                                         Fund              Fund             Fund
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
Interest ........................................................................    $    779,885     $     40,010     $     56,232
Dividends .......................................................................         673,802          639,359          182,159
                                                                                     ------------     ------------     ------------
Total Income ....................................................................       1,453,687          679,369          238,391
                                                                                     ------------     ------------     ------------

Expenses:
Management fee (note 2) .........................................................       2,402,466          199,976          379,187
Custodian fee ...................................................................          14,654            2,255           20,693
Transfer agency and servicing fees ..............................................         309,775           42,499           15,506
Administration fee (note 2) .....................................................         120,672           14,564           13,040
Share marketing plan fee (note 3) (Class P shares only) .........................            --              1,528                7
Legal and audit fees ............................................................          44,188            8,894           22,157
Trustees' fees ..................................................................           2,773            1,923            1,904
Registration fees ...............................................................          38,957           17,486           18,446
Accounting expenses .............................................................          56,298            3,612           12,167
Printing fees ...................................................................          23,781            4,562            3,038
Amortization of organization expenses (note 1) ..................................             738            1,451            1,178
Other ...........................................................................          44,694            6,330           14,324
Interest expense ................................................................            --               --                582
                                                                                     ------------     ------------     ------------
Total Expenses ..................................................................       3,058,996          305,080          502,229
Fees deferred and/or expenses absorbed by Manager (note 2) ......................            --           (124,837)        (192,671)
                                                                                     ------------     ------------     ------------
Net Expenses ....................................................................       3,058,996          180,243          309,558
                                                                                     ------------     ------------     ------------
Net Investment Income/(Loss) ....................................................      (1,605,309)         499,126          (71,167)
                                                                                     ------------     ------------     ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions .......................................................      16,355,818        2,265,039          121,488
    Forward foreign-currency exchange contracts .................................            --               --            (86,647)
    Foreign-currency transactions and net other assets ..........................            --               --            (48,880)
                                                                                     ------------     ------------     ------------
Net Realized Gain/(Loss) on Investments During the Period .......................      16,355,818        2,265,039          (14,039)
                                                                                     ------------     ------------     ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities ..................................................................      26,122,977        1,652,883         (986,924)
    Forward foreign-currency exchange contracts .................................            --               --             21,770
    Foreign-currency transactions and net other assets ..........................            --               --              3,234
                                                                                     ------------     ------------     ------------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period .....      26,122,977        1,652,883         (961,920)
                                                                                     ------------     ------------     ------------

Net Realized and Unrealized Gain/(Loss) on Investments ..........................      42,478,795        3,917,922         (975,959)
                                                                                     ------------     ------------     ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations .................    $ 40,873,486     $  4,417,048     $ (1,047,126)
                                                                                     ------------     ------------     ------------

Foreign dividend withholding taxes ..............................................    $       --       $       --       $     13,638
                                                                                     ------------     ------------     ------------

                                                                                                  International
                                                                                                    Small Cap            Emerging
                                                                                                      Fund             Markets Fund
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
Interest .................................................................................       $      79,148        $   1,188,269
Dividends ................................................................................             290,007            9,586,483
                                                                                                 -------------        -------------
Total Income .............................................................................             369,155           10,774,752
                                                                                                 -------------        -------------

Expenses:
Management fee (note 2) ..................................................................             601,334            6,247,864
Custodian fee ............................................................................              23,316            1,009,785
Transfer agency and servicing fees .......................................................              45,411            1,036,714
Administration fee (note 2) ..............................................................              16,669              368,571
Share marketing plan fee (note 3) (Class P shares only) ..................................                   8                  809
Legal and audit fees .....................................................................              16,332               80,727
Trustees' fees ...........................................................................               1,434                3,669
Registration fees ........................................................................              10,539               64,574
Accounting expenses ......................................................................              15,131              372,035
Printing fees ............................................................................                --                157,129
Amortization of organization expenses (note 1) ...........................................               2,971                 --
Other ....................................................................................               2,219              121,795
Interest expense .........................................................................               5,869                 --
                                                                                                 -------------        -------------
Total Expenses ...........................................................................             741,233            9,463,672
Fees deferred and/or expenses absorbed by Manager (note 2) ...............................            (280,699)                --
                                                                                                 -------------        -------------
Net Expenses .............................................................................             460,534            9,463,672
                                                                                                 -------------        -------------
Net Investment Income/(Loss) .............................................................             (91,379)           1,311,080
                                                                                                 -------------        -------------
Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions ................................................................           2,016,717         (107,293,460)
    Forward foreign-currency exchange contracts ..........................................               2,602           (2,360,096)
    Foreign-currency transactions and net other assets ...................................            (119,032)          (4,560,161)
                                                                                                 -------------        -------------
Net Realized Gain/(Loss) on Investments During the Period ................................           1,900,287         (114,213,717)
                                                                                                 -------------        -------------

Net change in unrealized appreciation/(depreciation) of:
    Securities ...........................................................................          (7,864,582)        (157,002,265)
    Forward foreign-currency exchange contracts ..........................................               6,992               28,491
    Foreign-currency transactions and net other assets ...................................              (1,877)          (1,159,392)
                                                                                                 -------------        -------------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period ..............          (7,859,467)        (158,133,166)
                                                                                                 -------------        -------------

Net Realized and Unrealized Gain/(Loss) on Investments ...................................          (5,959,180)        (272,346,883)
                                                                                                 -------------        -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........................       $  (6,050,559)       $(271,035,803)
                                                                                                 -------------        -------------

Foreign dividend withholding taxes .......................................................       $      21,568        $     640,102
                                                                                                 -------------        -------------

                                                                                                     Emerging          Latin America
                                                                                                     Asia Fund             Fund*
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
Interest .................................................................................        $    136,010         $     88,098
Dividends ................................................................................             320,045                5,106
                                                                                                  ------------         ------------
Total Income .............................................................................             456,055               93,204
                                                                                                  ------------         ------------

Expenses:
Management fee (note 2) ..................................................................             429,320               56,271
Custodian fee ............................................................................              50,096                8,860
Transfer agency and servicing fees .......................................................              64,071               13,635
Administration fee (note 2) ..............................................................              18,374                3,152
Share marketing plan fee (note 3) (Class P shares only) ..................................                --                   --
Legal and audit fees .....................................................................              14,366                8,127
Trustees' fees ...........................................................................               1,471                1,501
Registration fees ........................................................................              12,313               16,668
Accounting expenses ......................................................................              17,277                2,814
Printing fees ............................................................................               7,735                6,706
Amortization of organization expenses (note 1) ...........................................               4,810                  701
Other ....................................................................................               8,441                1,495
Interest expense .........................................................................                --                   --
                                                                                                  ------------         ------------
Total Expenses ...........................................................................             628,274              119,930
Fees deferred and/or expenses absorbed by Manager (note 2) ...............................            (128,054)            (119,930)
                                                                                                  ------------         ------------
Net Expenses .............................................................................             500,220                 --
                                                                                                  ------------         ------------
Net Investment Income/(Loss) .............................................................             (44,165)              93,204
                                                                                                  ------------         ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions ................................................................          (5,084,371)            (137,068)
    Forward foreign-currency exchange contracts ..........................................            (223,222)             (14,057)
    Foreign-currency transactions and net other assets ...................................            (265,830)               6,311
                                                                                                  ------------         ------------
Net Realized Gain/(Loss) on Investments During the Period ................................          (5,573,423)            (144,814)
                                                                                                  ------------         ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities ...........................................................................         (19,080,106)            (962,630)
    Forward foreign-currency exchange contracts ..........................................                 264                 --
    Foreign-currency transactions and net other assets ...................................             236,965                  (28)
                                                                                                  ------------         ------------
Net Unrealized Appreciation/(Depreciation) of Investments During the Period ..............         (18,842,877)            (962,658)
                                                                                                  ------------         ------------

Net Realized and Unrealized Gain/(Loss) on Investments ...................................         (24,416,300)          (1,107,472)
                                                                                                  ------------         ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........................        $(24,460,465)        $ (1,014,268)
                                                                                                  ------------         ------------

Foreign dividend withholding taxes .......................................................        $     34,091         $      6,635
                                                                                                  ------------         ------------

----------------------------------
      The Montgomery Funds
----------------------------------
    Statements of Operations
----------------------------------
Six Months Ended December 31, 1997

          (Unaudited)


                                                                          Global           Global                      U.S. Asset
                                                                      Opportunities     Communications    Select 50    Allocation
                                                                           Fund             Fund            Fund          Fund
Net Investment Income:
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................   $      5,229    $     65,257    $    467,942    $       --
Dividends ..........................................................        139,205         325,097       1,596,207       5,453,308
                                                                       ------------    ------------    ------------    ------------
Total Income .......................................................        144,434         390,354       2,064,149       5,453,308

Expenses:
Management fee (note 2) ............................................        373,834       1,093,757       1,522,531            --
Custodian fee ......................................................         19,513          96,889          45,291            --
Transfer agency and servicing fees .................................         26,906         149,046         193,344         122,248
Administration fee (note 2) ........................................         10,737          52,866          79,552            --
Share marketing plan fee (note 3) (Class P shares only) ............           --              --                84             101
Legal and audit fees ...............................................         17,760          23,436          24,138           7,264
Trustees' fees .....................................................          1,409           1,751           1,758           3,425
Registration fees ..................................................         10,591           4,560          43,646          27,563
Accounting fees ....................................................          9,895          45,165          72,810            --
Printing fees ......................................................          5,238           7,942          49,412          16,317
Amortization of organization expenses (note 1) .....................          2,908           4,462             882           3,487
Other ..............................................................          5,754          14,599          21,177           7,541
Interest expense ...................................................         19,915          19,243            --              --
                                                                       ------------    ------------    ------------    ------------
Total Expenses .....................................................        504,460       1,513,716       2,054,625         187,946
Fees deferred and/or expenses absorbed by Manager (note 2) .........       (191,717)        (52,649)           --           (16,319)
                                                                       ------------    ------------    ------------    ------------
Net Expenses .......................................................        312,743       1,461,067       2,054,625         171,627
                                                                       ------------    ------------    ------------    ------------
Net Investment Income/(Loss) .......................................       (168,309)     (1,070,713)          9,524       5,281,681
                                                                       ------------    ------------    ------------    ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions ..........................................      1,585,328       5,609,571      11,330,740     (13,748,205)
    Forward foreign-currency exchange contracts ....................       (132,063)       (416,449)       (621,069)           --
    Futures contracts ..............................................           --              --              --              --
    Investments sold short .........................................           --              --              --
    Foreign-currency transactions ..................................         33,887         (20,147)        384,740            --
    Capital-gain distributions received ............................           --           209,086            --        26,312,615
                                                                       ------------    ------------    ------------    ------------
Net Realized Gain on Investments During the Period .................      1,487,152       5,382,061      11,094,411      12,564,410
                                                                       ------------    ------------    ------------    ------------

Net change in unrealized appreciation/(depreciation) of:
    Securities .....................................................     (2,604,779)     (5,500,818)     (8,708,035)    (22,477,696)
    Forward foreign-currency exchange contracts ....................            630          (1,112)        553,386            --
    Foreign-currency transactions and net other assets .............           (537)        (11,234)       (283,715)              7
                                                                       ------------    ------------    ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments
    During the Period ..............................................     (2,604,686)     (5,513,164)     (8,438,364)    (22,477,689)
                                                                       ------------    ------------    ------------    ------------

Net Realized and Unrealized Gain/(Loss) on Investments .............     (1,117,534)       (131,103)      2,656,047      (9,913,279)
                                                                       ------------    ------------    ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....   $ (1,285,843)   $ (1,201,816)   $  2,665,571    $ (4,631,598)
                                                                       ------------    ------------    ------------    ------------

Foreign dividend withholding taxes .................................   $      9,888    $     20,996    $     20,154    $       --
                                                                       ------------    ------------    ------------    ------------

*  Montgomery Total Bond Fund commenced operations on June 30, 1997.

The accompanying notes are an integral part of the financial statements.

                                                                            Global                                      California
                                                                             Asset                      Short Duration   Tax-Free
                                                                           Allocation    Total Return    Government    Intermediate
                                                                             Fund        Bond Fund*      Bond Fund       Bond Fund
Net Investment Income:
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................................    $         --      $ 2,639,925    $ 1,692,480    $   596,345
Dividends ..........................................................            62,220           --             --             --
                                                                        --------------    -----------    -----------    -----------
Total Income .......................................................            62,220      2,639,925      1,692,480        596,345

Expenses:
Management fee (note 2) ............................................             1,733        196,755        157,506         95,178
Custodian fee ......................................................              --            5,284          3,484          2,058
Transfer agency and servicing fees .................................             7,294          4,653         21,522         14,499
Administration fee (note 2) ........................................              --           19,675         11,800          6,256
Share marketing plan fee (note 3) (Class P shares only) ............              --             --             --             --
Legal and audit fees ...............................................             2,734         11,875         13,541          6,641
Trustees' fees .....................................................             1,124          2,367          1,896          2,370
Registration fees ..................................................             9,748         32,103         19,474          3,265
Accounting fees ....................................................             6,007         13,069          6,468          4,061
Printing fees ......................................................               990            702         12,802          3,279
Amortization of organization expenses (note 1) .....................             8,885         11,355          4,278          4,276
Other ..............................................................               365          4,230         10,876          6,863
Interest expense ...................................................              --           94,829        223,157           --
                                                                        --------------    -----------    -----------    -----------
Total Expenses .....................................................            38,880        396,897        486,804        148,746
Fees deferred and/or expenses absorbed by Manager (note 2) .........           (34,907)       (26,612)      (118,856)       (62,564)
                                                                        --------------    -----------    -----------    -----------
Net Expenses .......................................................             3,973        370,285        367,948         86,182
                                                                        --------------    -----------    -----------    -----------
Investment Income/(Loss) ...........................................            58,247      2,269,640      1,324,532        510,163
                                                                        --------------    -----------    -----------    -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions ..........................................            72,512      1,474,179        355,886          5,855
    Forward foreign-currency exchange contracts ....................              --             --             --             --
    Futures contracts ..............................................              --           54,056         16,504           --
    Investments sold short .........................................              --             --             --             --
    Foreign-currency transactions ..................................              --             --             --             --
    Capital-gain distributions received ............................            48,489           --             --             --
                                                                        --------------    -----------    -----------    -----------
Net Realized Gain on Investments During the Period .................           121,001      1,528,235        372,390          5,855
                                                                        --------------    -----------    -----------    -----------
Net change in unrealized appreciation/(depreciation) of:
    Securities .....................................................          (184,923)     1,597,475        157,285        617,807
    Forward foreign-currency exchange contracts ....................              --             --             --             --
    Foreign-currency transactions and net other assets .............              --             --             --             --
                                                                        --------------    -----------    -----------    -----------
Net Unrealized Appreciation/(Depreciation) of Investments
    During the Period ..............................................          (184,923)     1,597,475        157,285        617,807
                                                                        --------------    -----------    -----------    -----------
Net Realized and Unrealized Gain/(Loss) on Investments .............           (63,922)     3,125,710        529,675        623,662
                                                                        --------------    -----------    -----------    -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....            (5,675)   $ 5,395,350    $ 1,854,207    $ 1,133,827
                                                                        --------------    -----------    -----------    -----------
Foreign dividend withholding taxes .................................    $         --      $      --      $      --      $      --
                                                                        --------------    -----------    -----------    -----------

                                                                                  Government         California           Federal
                                                                                    Reserve       Tax-Free Money         Tax-Free
                                                                                     Fund              Fund             Money Fund
Net Investment Income:
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ...................................................................       $16,901,529       $ 3,055,414        $ 2,181,409
Dividends ..................................................................              --                --                 --
                                                                                   -----------       -----------        -----------
Total Income ...............................................................        16,901,529         3,055,414          2,181,409

Expenses:
Management fee (note 2) ....................................................         1,074,998           521,016            451,173
Custodian fee ..............................................................            21,518            12,331              9,407
Transfer agency and servicing fees .........................................            89,254            14,572             11,115
Administration fee (note 2) ................................................           131,080            42,628             29,454
Share marketing plan fee (note 3) (Class P shares only) ....................              --                --                 --
Legal and audit fees .......................................................            50,900            15,298             14,288
Trustees' fees .............................................................             2,740             1,170              1,899
Registration fees ..........................................................           114,779            12,188             36,359
Accounting fees ............................................................            81,025            23,858             16,079
Printing fees ..............................................................            60,444            11,211             12,503
Amortization of organization expenses (note 1) .............................             1,771               477                330
Other ......................................................................            36,054            12,355              6,501
Interest expense ...........................................................              --                --                 --
                                                                                   -----------       -----------        -----------
Total Expenses .............................................................         1,664,563           667,104            589,108
Fees deferred and/or expenses absorbed by Manager (note 2) .................              --            (172,638)          (235,642)
                                                                                   -----------       -----------        -----------
Net Expenses ...............................................................         1,664,563           494,466            353,466
                                                                                   -----------       -----------        -----------
Net Investment Income/(Loss) ...............................................        15,236,966         2,560,948          1,827,943
                                                                                   -----------       -----------        -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
    Security transactions ..................................................            16,733              --                  715
    Forward foreign-currency exchange contracts ............................              --                --                 --
    Futures contracts ......................................................              --                --                 --
    Investments sold short .................................................              --                --                 --
    Foreign-currency transactions ..........................................              --                --                 --
    Capital-gain distributions received ....................................              --                --                 --
                                                                                   -----------       -----------        -----------
Net Realized Gain on Investments During the Period .........................            16,733              --                  715
                                                                                   -----------       -----------        -----------
Net change in unrealized appreciation/(depreciation) of:
    Securities .............................................................              --                --                 --
    Forward foreign-currency exchange contracts ............................              --                --                 --
    Foreign-currency transactions and net other assets .....................              --                --                 --
                                                                                   -----------       -----------        -----------
Net Unrealized Appreciation/(Depreciation) of Investments
    During the Period ......................................................              --                --                 --
                                                                                   -----------       -----------        -----------
Net Realized and Unrealized Gain/(Loss) on Investments .....................            16,733              --                  715
                                                                                   -----------       -----------        -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations ............       $15,253,699       $ 2,560,948        $ 1,828,658
                                                                                   -----------       -----------        -----------
Foreign dividend withholding taxes .........................................       $      --         $      --          $      --
                                                                                   -----------       -----------        -----------

--------------------------------
     The Montgomery Funds
--------------------------------
          Statements of
      Changes in Net Assets
--------------------------------
Six Months Ended December31,1997
     ( U n a u d i t e d )

                                                                                                          Small Cap
                                                                                           Growth       Opportunities     Small Cap
                                                                                             Fund            Fund            Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .....................................................  $     4,672,684   $  (1,274,531)  $    (618,973)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
    foreign-currency transactions during the period ..............................       88,663,549      24,822,182      16,317,433
Net unrealized appreciation/(depreciation) of securities, forward foreign-
    currency exchange contracts, securities sold short, equity swaps, foreign-
    currency transactions and net other assets during the period .................           10,210      (3,557,146)     17,631,260
Net Increase/(Decrease) in Net Assets Resulting from Operations                          93,346,443      19,990,505      33,329,720

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ...............................................................       (8,104,225)           --              --
    Class P shares ...............................................................             (591)           --              --
Distributions to shareholders from net realized gains on investments:
    Class R shares ...............................................................     (160,157,694)     (5,324,622)    (27,244,989)
    Class P shares ...............................................................          (20,125)           (256)     (2,828,409)
                                                                                    ---------------   -------------   -------------
Total distributions ..............................................................     (168,282,635)     (5,324,878)    (30,073,398)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares ...............................................................      302,575,477       3,174,014       4,733,715
    Class P shares ...............................................................          (39,219)          1,057      16,384,503
Net Increase/(Decrease) in Net Assets                                                   227,600,066      17,840,698      24,374,540

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period ..............................................................    1,137,555,465     226,327,730     204,954,770
End of Period                                                                       $ 1,365,155,531   $ 244,168,428   $ 229,329,310
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss) ............................................  $       108,727   $  (1,274,531)  $    (618,973)

 * Montgomery Latin America Fund commenced operations on June 30, 1997.

                                                                            Global           Global                     U.S. Asset
                                                                        Opportunities   Communications    Select 50    Allocation
                                                                             Fund            Fund            Fund          Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................  $   (168,309)  $  (1,070,713)  $       9,524   $   5,281,681
Net realized gain on securities, futures contracts, securities sold
    short and foreign-currency transactions during the period .......     1,487,152       5,382,061      11,094,411      12,564,410
Net unrealized appreciation/(depreciation) of securities, foreign-
    currency transactions and net other assets during the period ....    (2,604,686)     (5,513,164)     (8,438,364)    (22,477,689)
Net Increase/(Decrease) in Net Assets Resulting from Operations          (1,285,843)     (1,201,816)      2,665,571      (4,631,598)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ..................................................          --              --              --       (10,518,904)
    Class P shares ..................................................          --              --              --            (5,926)
Distributions to shareholders from net realized gains on investments:
    Class R shares ..................................................    (4,796,805)    (29,195,663)    (20,659,018)    (11,764,750)
    Class P shares ..................................................          --              --            (7,288)         (6,851)
                                                                       ------------   -------------   -------------   -------------
Total distributions .................................................    (4,796,805)    (29,195,663)    (20,666,306)    (22,296,431)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares ..................................................    (3,624,512)     12,199,982      76,724,994      36,414,032
    Class P shares ..................................................          --              --            80,279          13,058
Net Increase/(Decrease) in Net Assets                                    (9,707,160)    (18,197,497)     58,804,538       9,499,061

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................................    32,370,923     153,955,101     172,517,976     127,287,995
End of Period                                                          $ 22,663,763   $ 135,757,604   $ 231,322,514   $ 136,787,056
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss)                                  $   (178,454)  $  (1,213,276)  $      13,925   $  (3,737,822)

 * Montgomery Total Return Bond Fund commenced operations on June 30, 1997.

The accompanying notes are an intergral part of these financial statements.


                                                                                                      Equity      International
                                                                                    Micro Cap         Income         Growth
                                                                                      Fund             Fund           Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...................................................$   (1,605,309)  $    499,126  $    (71,167)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
   foreign-currency transactions during the period .............................    16,355,818      2,265,039       (14,039)
Net unrealized appreciation/(depreciation) of securities, forward foreign-
   currency exchange contracts, securities sold short, equity swaps, foreign-
   currency transactions and net other assets during the period ................    26,122,977      1,652,883      (961,920)
Net Increase/(Decrease) in Net Assets Resulting from Operations                     40,873,486      4,417,048    (1,047,126)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares ..............................................................          --         (484,581)      (49,516)
   Class P shares ..............................................................          --          (14,769)         --
Distributions to shareholders from net realized gains on investments:
   Class R shares ..............................................................   (19,495,466)    (4,032,969)   (2,206,214)
   Class P shares ..............................................................          --         (153,718)         (291)
                                                                                   -----------     ----------     ---------
Total distributions ............................................................   (19,495,466)    (4,686,037)   (2,256,021)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares ..............................................................    28,894,164      4,036,213     1,084,077
   Class P shares ..............................................................          --          760,861        (1,026)
Net Increase/(Decrease) in Net Assets                                               50,272,184      4,528,085    (2,220,096)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period ............................................................   317,811,684     39,462,508    33,917,698
End of Period .................................................................. $ 368,083,868   $ 43,990,593  $ 31,697,602
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                             $  (1,605,309)  $       (224) $    (83,086)
                                                                                                 International
                                                                                                   Small Cap             Emerging
                                                                                                     Fund              Markets Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................................      $    (91,379)      $     1,311,080
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
   foreign-currency transactions during the period ........................................         1,900,287          (114,213,717)
Net unrealized appreciation/(depreciation) of securities, forward foreign-
   currency exchange contracts, securities sold short, equity swaps, foreign-
   currency transactions and net other assets during the period ...........................        (7,859,467)         (158,133,166)
Net Increase/(Decrease) in Net Assets Resulting from Operations                                    (6,050,559)         (271,035,803)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares .........................................................................          (339,171)          (11,335,189)
   Class P shares .........................................................................               (26)               (5,292)
Distributions to shareholders from net realized gains on investments:
   Class R shares .........................................................................        (5,934,957)          (24,405,292)
   Class P shares .........................................................................              (647)              (14,461)
                                                                                               ---------------           -----------
Total distributions .......................................................................        (6,274,801)          (35,760,234)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares .........................................................................         3,624,543            32,862,077
   Class P shares .........................................................................            (9,603)              145,832
Net Increase/(Decrease) in Net Assets                                                              (8,710,420)         (273,788,128)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period .......................................................................        53,617,139         1,260,063,930
End of Period ............................................................................. $      44,906,719       $   986,275,802
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                                        $        (433,023)      $    (9,038,997)
                                                                                                       Emerging        Latin America
                                                                                                      Asia Fund            Fund *
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................................        $    (44,165)        $    93,204
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
   foreign-currency transactions during the period ........................................          (5,573,423)           (144,814)
Net unrealized appreciation/(depreciation) of securities, forward foreign-
   currency exchange contracts, securities sold short, equity swaps, foreign-
   currency transactions and net other assets during the period ...........................         (18,842,877)           (962,658)
Net Increase/(Decrease) in Net Assets Resulting from Operations                                     (24,460,465)         (1,014,268)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
   Class R shares .........................................................................            (553,598)            (44,394)
   Class P shares .........................................................................                --                  --
Distributions to shareholders from net realized gains on investments:
   Class R shares .........................................................................          (3,025,530)            (99,701)
   Class P shares .........................................................................                --                  --
                                                                                                   ------------         -----------
Total distributions .......................................................................          (3,579,128)           (144,095)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
   Class R shares .........................................................................          (7,971,683)          7,706,321
   Class P shares .........................................................................                --                  --
Net Increase/(Decrease) in Net Assets                                                               (36,011,276)          6,547,958

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period .......................................................................          68,095,256           1,000,000
End of Period .............................................................................        $ 32,083,980         $ 7,547,958
Accumulated Undistributed Net Investment Income/
   (Accumulated Net Investment Loss)                                                               $   (740,411)        $    48,810
                                                                          Global                                         California
                                                                          Asset                        Short Duration     Tax-Free
                                                                        Allocation     Total Return      Government    Intermediate
                                                                           Fund        Bond Fund *        Bond Fund      Bond Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................   $    58,247    $  2,269,640    $  1,324,532    $    510,165
Net realized gain on securities, futures contracts, securities sold
    short and foreign-currency transactions during the period .......       121,001       1,528,235         372,390           5,855
Net unrealized appreciation/(depreciation) of securities, foreign-
    currency transactions and net other assets during the period ....      (184,923)      1,597,475         157,285         617,807
Net Increase/(Decrease) in Net Assets Resulting from Operations              (5,675)      5,395,350       1,854,207       1,133,827

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ..................................................       (66,312)     (2,273,150)     (1,325,264)       (510,637)
    Class P shares ..................................................          --              --              --              --
Distributions to shareholders from net realized gains on investments:
    Class R shares ..................................................       (80,757)       (745,013)           --              --
    Class P shares ..................................................          --              --              --              --
                                                                          ---------       ---------       ---------        --------
Total distributions .................................................      (147,069)     (3,018,163)     (1,325,264)       (510,637)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
    (note 4):
    Class R shares ..................................................       140,402      73,743,943       6,028,480       6,384,195
    Class P shares ..................................................          --              --              (204)           --
Net Increase/(Decrease) in Net Assets                                   $   (12,342)     76,121,130       6,557,219       7,007,385

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period .................................................   $ 1,653,452            --        47,264,721      21,681,335
End of Period .......................................................     1,641,110    $ 76,121,130    $ 53,821,940    $ 28,688,720
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss)                                          --      $     (3,510)   $    (46,506)   $        920
                                                                                 Government           California          Federal
                                                                                   Reserve             Tax-Free           Tax-Free
                                                                                    Fund               Money Fund        Money Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..............................................     $  15,236,966      $   2,560,948      $   1,827,943
Net realized gain on securities, futures contracts, securities sold
    short and foreign-currency transactions during the period .............            16,733               --                  715
Net unrealized appreciation/(depreciation) of securities, foreign-
    currency transactions and net other assets during the period ..........              --                 --                 --
Net Increase/(Decrease) in Net Assets Resulting from Operations                    15,253,699          2,560,948          1,828,658

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ........................................................       (15,238,977)        (2,560,937)        (1,828,468)
    Class P shares ........................................................                (1)              --                 --
Distributions to shareholders from net realized gains on investments:
    Class R shares ........................................................              --                 --                 --
    Class P shares ........................................................              --                 --                 --
                                                                                   ----------         ----------          ---------
Total distributions .......................................................       (15,238,978)        (2,560,937)        (1,828,468)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
    (note 4):
    Class R shares ........................................................       195,132,753         59,635,664           (974,827)
    Class P shares ........................................................              (205)              --                 --
Net Increase/(Decrease) in Net Assets                                             195,147,269         59,635,675           (974,637)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period .......................................................       473,153,993        118,723,062        114,197,095
End of Period .............................................................     $ 668,301,262      $ 178,358,737      $ 113,222,458
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss)                                           $     (44,895)     $         (60)     $        (880)

--------------------
The Montgomery Funds
--------------------
    Statement of
   Changes in Net
       Assets
--------------------
     Year Ended
    June 30, 1997

                                                                                                         Small Cap
                                                                                         Growth        Opportunities     Small Cap
                                                                                          Fund             Fund            Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ..................................................   $     6,885,258    $  (1,600,643)   $  (1,812,573)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
    foreign-currency transactions during the year .............................       100,294,973      (17,279,013)      29,292,354
Net unrealized appreciation/(depreciation) of securities, forward foreign-
    currency exchange contracts, securities sold short, equity swaps,
    foreign-currency transactions and net other assets during the year ........        84,224,834       43,491,855      (31,258,680)
Net Increase/(Decrease) in Net Assets Resulting from Operations ...............       191,405,065       24,612,199       (3,778,899)


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares ............................................................        (6,881,794)         (40,517)              --
    Class P shares ............................................................              (542)              (1)              --
Distributions to shareholders in excess of net investment income:
    Class R shares ............................................................                --               --               --
Distributions to shareholders from net realized gains on investments:
    Class R shares ............................................................      (120,827,947)              --      (40,471,488)
    Class P shares ............................................................           (12,739)              --         (417,004)
                                                                                  ---------------    -------------    -------------
Total distributions ...........................................................      (127,723,022)         (40,518)     (40,888,492)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares ............................................................       147,296,738       65,607,686      (32,078,430)
    Class P shares ............................................................           112,711            8,150        6,639,063
Net Increase/(Decrease) in Net Assets .........................................       211,091,492       90,187,517      (70,106,758)


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year .............................................................       926,463,973      136,140,213      275,061,528
End of Period .................................................................   $ 1,137,555,465    $ 226,327,730    $ 204,954,770
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss) .........................................   $     3,540,859    $          --    $          --

 * Montgomery Emerging Asia Fund commenced operations on September 30, 1996.


                                                                                                      Global
                                                                                                  Communications        Select 50
                                                                                                       Fund               Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...............................................................      $  (1,763,666)      $      44,662
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency
    transactions during the year ...........................................................         26,012,894           8,490,151
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency
    transactions and net other assets during the year ......................................         (5,241,046)         20,210,696
Net Increase in Net Assets Resulting from Operations .......................................         19,008,182          28,745,509


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .........................................................................                 --            (559,887)
    Class P shares .........................................................................                 --                  --
Distributions to shareholders in excess of net investment income:
    Class R shares .........................................................................                 --                  --
Distributions to shareholders from net realized gains on investments:
    Class R shares .........................................................................         (9,155,989)         (2,599,004)
    Class P shares .........................................................................                 --                  --
Total distributions ........................................................................         (9,155,989)         (3,158,891)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares .........................................................................        (62,567,827)         68,970,865
    Class P shares .........................................................................                 --               5,816
Net Increase/(Decrease) in Net Assets ......................................................        (52,715,634)         94,563,299


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..........................................................................        206,670,735          77,954,677
End of Period ..............................................................................      $ 153,955,101       $ 172,517,976
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ..........      $    (142,563)      $       4,401

 * Montgomery Global Asset Allocation Fund commenced operations on January 2, 1997.

The accompanying notes are an integral part of these financial statements.


                                                                                                                    International
                                                                                    Micro Cap        Equity            Growth
                                                                                      Fund         Income Fund          Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ...................................................  $  (2,180,171)   $    886,880    $    138,283
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
    foreign-currency transactions during the year ..............................     17,465,531       2,720,229       1,488,363
Net unrealized appreciation/(depreciation) of securities, forward foreign-
    currency exchange contracts, securities sold short, equity swaps,
    foreign-currency transactions and net other assets during the year .........     25,628,245       3,479,398       3,198,060
Net Increase/(Decrease) in Net Assets Resulting from Operations ................     40,913,605       7,086,507       4,824,706


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .............................................................             --        (881,077)             --
    Class P shares .............................................................             --          (9,168)             --
Distributions to shareholders in excess of net investment income:
    Class R shares .............................................................             --              --              --
Distributions to shareholders from net realized gains on investments:
    Class R shares .............................................................    (20,853,034)     (2,229,868)     (2,164,570)
    Class P shares .............................................................             --          (8,635)           (116)
                                                                                  -------------     -----------     -----------
Total distributions ............................................................    (20,853,034)     (3,128,748)     (2,164,686)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares .............................................................     (8,466,053)     15,381,763      12,949,863
    Class P shares ............................................................   $          --         809,138           3,963
Net Increase/(Decrease) in Net Assets ..........................................     11,594,518      20,148,660      15,613,846


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ..............................................................    306,217,166      19,313,848      18,303,852
End of Period ..................................................................    317,811,684    $ 39,462,508    $ 33,917,698
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss) ..........................................             --    $         --    $     37,597

*Montgomery Emerging Asia Fund commenced operations on September 30, 1996.


                                                                                         U.S. Asset      Global       Short Duration
                                                                                         Allocation  Asset Allocation   Government
                                                                                            Fund          Fund*         Bond Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ........................................................... $   3,414,645   $     8,065   $  2,282,588
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-currency
    transactions during the year .......................................................    12,083,639        19,162         99,958
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short, foreign-currency
    transactions and net other assets during the year ..................................     2,261,570       106,277        198,145
Net Increase in Net Assets Resulting from Operations ...................................    17,759,854       133,504      2,580,691


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .....................................................................    (2,906,566)           --     (2,277,499)
    Class P shares .....................................................................        (2,425)           --            (38)
Distributions to shareholders in excess of net investment income:
    Class R shares .....................................................................            --            --         (8,172)
Distributions to shareholders from net realized gains on investments:
    Class R shares .....................................................................   (11,975,120)           --             --
    Class P shares .....................................................................        (3,810)           --             --
                                                                                         -------------   -----------    -----------
Total distributions ....................................................................   (14,887,921)           --     (2,285,709)



Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares .....................................................................    (8,166,667)    1,519,948     24,288,468
    Class P shares .....................................................................        29,395            --           (710)
Net Increase/(Decrease) in Net Assets ..................................................    (5,265,339)    1,653,452     24,582,740


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ......................................................................   132,553,334            --     22,681,981
End of Period .......................................................................... $ 127,287,995   $ 1,653,452   $ 47,264,721
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) ...... $   1,505,327   $     8,065   $    (45,774)

*Montgomery Global Asset Allocation Fund commenced operations on
 January 2, 1997.

                                                                            International                                  Global
                                                                              Small Cap      Emerging        Emerging  Opportunities
                                                                                 Fund      Markets Fund     Asia Fund*      Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................  $  (147,919) $    4,761,171  $    (87,239)  $  (181,500)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short, equity swaps and
    foreign-currency transactions during the year ........................    4,581,552      46,619,998     3,000,678     3,828,438
Net unrealized appreciation/(depreciation) of securities, forward foreign-
    currency exchange contracts, securities sold short, equity swaps,
    foreign-currency transactions and net other assets during the year ...    2,178,127     136,556,591     9,910,245     1,137,759
Net Increase/(Decrease) in Net Assets Resulting from Operations ..........    6,611,760     187,937,760    12,823,684     4,784,697


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .......................................................          --       (4,538,958)           --            --
    Class P shares .......................................................          --              (18)           --            --
Distributions to shareholders in excess of net investment income:
    Class R shares .......................................................          --               --       (30,694)           --
Distributions to shareholders from net realized gains on investments:
    Class R shares .......................................................          --               --            --    (1,395,395)
    Class P shares .......................................................          --               --            --            --
                                                                            ----------      -----------    ----------   -----------
Total distributions ......................................................          --       (4,538,976)      (30,694)   (1,395,395)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares .......................................................    5,350,787      81,733,907    55,302,266       486,120
    Class P shares .......................................................       15,000         551,178            --            --
Net Increase/(Decrease) in Net Assets ....................................   11,977,547     265,683,869    68,095,256     3,875,422


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ........................................................   41,639,592     994,380,061            --    28,495,501
End of Period ............................................................  $53,617,139  $1,260,063,930  $ 68,095,256   $32,370,923
Accumulated Undistributed Net Investment Income/
    (Accumulated Net Investment Loss) ....................................  $    (2,447) $      990,404  $   (142,648)  $   (10,145)

*Montgomery Emerging Asia Fund commenced operations on September 30, 1996.


                                                                            California
                                                                             Tax-Free     Government     California       Federal
                                                                           Intermediate     Reserve        Tax-Free       Tax-Free
                                                                             Bond Fund        Fund        Money Fund     Money Fund
Increase/(Decrease) in Net Assets from Operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) .............................................  $   770,950  $  24,123,314  $   3,393,054  $  2,586,817
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, securities sold short and foreign-
    currency transactions during the year ................................       27,183        (28,731)            --        (1,588)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, securities sold short,
    foreign-currency transactions and net other assets during the year ...      359,956             --             --            --
Net Increase in Net Assets Resulting from Operations .....................    1,158,089     24,094,583      3,393,054     2,585,229


Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares .......................................................    (771,185)   (24,122,890)     (3,393,007)  (2,586,817)
    Class P shares .......................................................          --            (30)             --           --
Distributions to shareholders in excess of net investment income:
    Class R shares .......................................................          --             --              --         (524)
Distributions to shareholders from net realized gains on investments:
    Class R shares .......................................................          --             --              --           --
    Class P shares .......................................................          --             --              --           --
                                                                            ----------   ------------     -----------  -----------
Total distributions ......................................................    (771,185)   (24,122,920)     (3,393,007)  (2,587,341)


Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4):
    Class R shares .......................................................    7,346,498     33,759,486     20,588,996   114,199,207
    Class P shares .......................................................           --          (700)             --            --
Net Increase/(Decrease) in Net Assets ....................................    7,733,402     33,730,449     20,589,043   114,197,095


Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year ........................................................   13,947,933    439,423,544     98,134,019            --
End of Period ............................................................ $ 21,681,335  $ 473,153,993  $ 118,723,062  $114,197,095
Accumulated Undistributed Net Investment Income/(Accumulated Net
     Investment Loss) .................................................... $      1,392  $    (42,883)  $         (71) $       (355)

*Montgomery Global Asset Allocation Fund commenced operations on
 January 2, 1997.

--------------------------
   The Montgomery Funds
--------------------------
  Transactions in Shares
with a Beneficial Interest
--------------------------


                                                                             GROWTH FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                            10,101,066       $ 255,010,170            14,533,171      $ 306,808,623
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              7,601,605         163,434,484             6,074,664        124,941,420
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (4,649,177)       (115,869,177)          (13,524,409)      (284,453,305)
===================================================================================================================================
Net increase/(decrease)                         13,053,494       $ 302,575,477             7,083,426      $ 147,296,738
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
===================================================================================================================================
Sold                                                 1,153       $      29,474                 5,296      $     109,131
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    949              20,488                   589             12,069
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                            (3,519)            (89,181)                 (419)            (8,489)
===================================================================================================================================
Net increase/(decrease)                             (1,417)      $     (39,219)                5,466      $     112,711
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          EQUITY INCOME FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                               530,710        $ 10,016,405             1,908,279       $ 31,459,740
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                238,376           4,196,380               182,143          2,889,405
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                          (541,298)        (10,176,572)           (1,135,568)       (18,967,382)
===================================================================================================================================
Net increase                                       227,788        $  4,036,213               954,854       $ 15,381,763
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:(*)
===================================================================================================================================
Sold                                                36,786        $    668,622                49,516       $    829,352
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                  9,397             168,453                 1,088             17,834
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                            (4,041)            (76,214)               (2,243)           (38,048)
===================================================================================================================================
Net increase/(decrease)                             42,142        $    760,861                48,361       $    809,138
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         EMERGING MARKETS FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                            31,444,796       $ 481,721,208            34,686,183      $ 519,924,852
-----------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
   Montgomery Advisors Emerging Markets Fund            --                  --               486,078          6,576,635
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              2,665,930          33,244,145               313,619          4,247,945
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                       (32,613,662)       (482,103,276)          (30,814,815)      (499,015,525)
===================================================================================================================================
Net increase/(decrease)                          1,497,064       $  32,862,077             4,671,065      $  81,733,907
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:*
===================================================================================================================================
Sold                                                18,787       $     300,184                38,561      $     588,778
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                  1,597              19,750                     2                 18
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                           (11,044)           (174,102)               (2,504)           (37,618)
===================================================================================================================================
Net increase                                         9,340       $     145,832                36,059      $     551,178
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             MICRO CAP FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:**
===================================================================================================================================
Sold                                             1,224,211        $ 26,401,471             2,139,966       $ 35,696,484
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                966,840          19,008,068             1,256,280         20,414,858
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                          (799,211)        (16,515,375)           (3,847,189)       (64,577,395)
===================================================================================================================================
Net increase/(decrease)                          1,391,840        $ 28,894,164              (450,943)      $ (8,466,053)
-----------------------------------------------------------------------------------------------------------------------------------

* The Small Cap Opportunities, Small Cap, International Small Cap and Select 50 Funds' Class P shares commenced operations on July 29, 1996; July 1, 1996; June 9, 1997; and December 12, 1996, respectively.

** The Emerging Asia and Latin America Funds' Class R shares commenced operations on September 30, 1996, and June 30, 1997, respectively.

The accompanying notes are an integral part of these financial statements.


                                                                  SMALL CAP OPPORTUNITIES FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars

R Shares:
===================================================================================================================================
Sold                                             3,390,451        $  65,539,463            10,983,697     $ 171,594,561
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                293,574            5,193,288                 2,521            39,628
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (3,564,315)         (67,558,737)           (6,691,938)     (106,026,503)
===================================================================================================================================
Net increase/(decrease)                            119,710        $   3,174,014             4,294,280     $  65,607,686
-----------------------------------------------------------------------------------------------------------------------------------

P Shares: *
===================================================================================================================================
Sold                                                   169        $       2,638                   558     $       8,550
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     14                  254                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                               (97)              (1,835)                  (25)             (400)
===================================================================================================================================
Net increase/(decrease)                                 86        $       1,057                   533     $       8,150
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                SMALL CAP FUND

                                           Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                               360,578        $   7,406,362             1,765,254     $  33,679,540
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              1,320,955           24,450,884             1,995,154        37,911,061
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (1,268,790)         (27,123,531)           (6,366,339)     (103,669,031)
===================================================================================================================================
Net increase/(decrease)                            412,743        $   4,733,715            (2,605,931)    $ (32,078,430)
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:(*)
===================================================================================================================================
Sold                                               688,542        $  15,078,817               359,494     $   6,929,517
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                154,148            2,828,622                22,222           418,949
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                           (70,528)          (1,522,936)              (39,938)         (709,403)
===================================================================================================================================
Net increase/(decrease)                            772,162        $  16,384,503               341,778     $   6,639,063
-----------------------------------------------------------------------------------------------------------------------------------

                                                               INTERNATIONAL GROWTH FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                             1,516,866        $ 24,452,252              2,118,300      $ 31,194,055
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                 95,712           1,401,222                 69,551           948,742
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (1,552,501)        (24,769,397)            (1,295,308)      (19,192,934)
===================================================================================================================================
Net increase                                        60,077        $  1,084,077                892,543      $ 12,949,863
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:(*)
===================================================================================================================================
Sold                                                   121        $      2,000                    335      $      5,001
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     --                  --                      9               116
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                              (184)             (3,026)                   (78)           (1,154)
===================================================================================================================================
Net increase/(decrease)                                (63)       $     (1,026)                   266      $      3,963
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       INTERNATIONAL SMALL CAP FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                             1,317,263         $ 19,196,476             2,921,746      $ 44,958,978
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                478,710            6,026,955                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (1,378,052)         (21,898,888)           (2,601,160)      (39,608,191)
===================================================================================================================================
Net increase                                       417,921         $  3,624,543               320,586      $  5,350,787
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:(*)
===================================================================================================================================
Sold                                                   115         $      2,000                   855      $     15,000
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                     53                  673                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                              (704)             (12,276)                   --                --
===================================================================================================================================
Net increase/(decrease)                               (536)        $     (9,603)                  855      $     15,000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            SELECT 50 FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                             6,007,019        $ 129,080,796             7,588,001     $ 130,776,571
-----------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
 Montgomery Advisors Emerging Markets Fund              --                   --                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              1,052,243           19,382,412               194,339         3,061,479
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (3,395,735)         (71,738,214)           (3,899,388)      (64,867,185)
===================================================================================================================================
Net increase/(decrease)                          3,663,527        $  76,724,994             3,882,952     $  68,970,865
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:(*)
===================================================================================================================================
Sold                                                 3,801        $      81,836                 3,579     $      58,050
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    223                4,054                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                              (252)              (5,161)               (3,147)          (52,234)
===================================================================================================================================
Net increase                                         3,772        $      80,279                   432     $       5,816
-----------------------------------------------------------------------------------------------------------------------------------


                                                                           U.S. ASSET ALLOCATION FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:
===================================================================================================================================
Sold                                             1,323,586        $  42,969,791             2,671,291     $  50,247,753
-----------------------------------------------------------------------------------------------------------------------------------
Issued in exchange for shares of the
 Montgomery Advisors Emerging Markets Fund             --                   --                    --                --
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends              1,217,971           21,582,443               789,255        14,511,412
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (1,347,516)         (28,138,202)           (3,918,381)      (72,925,832)
===================================================================================================================================
Net increase/(decrease)                          1,194,041        $  36,414,032              (457,835)    $  (8,166,667)
-----------------------------------------------------------------------------------------------------------------------------------


P Shares:(*)
===================================================================================================================================
Sold                                                    13        $         300                 1,378     $      26,534
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                    720               12,778                   253             4,643
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                                (1)                 (20)                  (97)           (1,782)
===================================================================================================================================
Net increase                                           732        $      13,058                 1,534     $      29,395
-----------------------------------------------------------------------------------------------------------------------------------

                                                             EMERGING ASIA FUND

                                          Six Months Ended 12/31/97 (unaudited)                 Year Ended 6/30/97
                                                  Shares           Dollars                  Shares            Dollars
R Shares:**
===================================================================================================================================
Sold                                             6,418,559        $  95,001,531             6,926,941     $ 108,517,381
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                289,776            2,755,772                 2,124            29,137
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                        (6,864,045)        (105,728,986)           (3,327,106)      (53,244,252)
===================================================================================================================================
Net increase/(decrease)                           (155,710)       $  (7,971,683)            3,601,959     $  55,302,266
-----------------------------------------------------------------------------------------------------------------------------------

                                                      LATIN AMERICA FUND

                                                 Six Months Ended 12/31/97 (unaudited)
                                                  Shares             Dollars
R Shares:**
===================================================================================================================================
Sold                                             1,576,181        $  18,805,167
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                 12,584              132,260
-----------------------------------------------------------------------------------------------------------------------------------
Redeemed                                          (985,704)         (11,231,106)
===================================================================================================================================
Net increase/(decrease)                            603,061        $   7,706,321
-----------------------------------------------------------------------------------------------------------------------------------

* The Small Cap Opportunities, Small Cap, International Small Cap and Select 50 Funds' Class P shares commenced operations on July 29, 1996; July 1, 1996; June 9, 1997; and December 12, 1996, respectively.

** The Emerging Asia and Latin America Funds' Class R shares commenced operations on September 30, 1996, and June 30, 1997, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
  Transactions in
   Shares with a
 Beneficial Interest
--------------------



                                                  GLOBAL OPPORTUNITIES FUND                     CALIFORNIA TAX-FREE MONEY FUND

                             Six Months Ended 12/31/97                                   Six Months Ended 12/31/97
                                   (unaudited)                      Year Ended 6/30/97          (unaudited)      Year Ended 6/30/97
                              Shares          Dollars             Shares         Dollars    Shares and Dollars   Shares and Dollars
R Shares:
====================================================================================================================================
Sold                            799,800    $  15,464,177        1,552,210    $  26,712,712    $ 736,301,519    $ 800,562,011
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                 328,938        4,693,941           78,091        1,291,178        2,458,193        3,271,172
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                     (1,269,632)     (23,782,630)      (1,621,968)     (27,517,770)    (679,124,048)    (783,244,187)
====================================================================================================================================
Net increase/(decrease)        (140,894)   $  (3,624,512)           8,333    $     486,120    $  59,635,664    $  20,588,996
------------------------------------------------------------------------------------------------------------------------------------


                                            GLOBAL ASSET ALLOCATION FUND                     TOTAL RETURN BOND FUND

                            Six Months Ended 12/31/97                                         Period Ended 12/31/97
                                    (unaudited)                Year Ended 6/30/97                 (unaudited)
R Shares:*                    Shares          Dollars         Shares        Dollars           Shares        Dollars
====================================================================================================================================
Sold                           64,315    $    867,803         182,005    $  2,243,696       8,055,309    $ 96,688,156
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                12,221         146,043              --              --         240,295       2,948,595
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                      (66,162)       (873,444)        (58,005)       (723,748)     (2,102,053)    (25,892,808)
====================================================================================================================================
Net increase                   10,374    $    140,402         124,000    $  1,519,948       6,193,551    $ 73,743,943
------------------------------------------------------------------------------------------------------------------------------------


                                             GLOBAL COMMUNICATIONS FUND                           FEDERAL TAX-FREE MONEY FUND

                              Six Months Ended 12/31/97                                     Six Months Ended 12/31/97
                                    (unaudited)                    Year Ended 6/30/97            (unaudited)      Year Ended 6/30/97
R Shares:*                     Shares          Dollars           Shares          Dollars      Shares and Dollars  Shares and Dollars
====================================================================================================================================
Sold                          1,718,452    $  33,554,570        1,553,395    $  27,424,685    $ 608,588,746    $ 697,918,747
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends               1,826,683       27,929,966          527,423        8,880,420        1,411,577        2,441,561
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                     (2,677,783)     (49,284,554)      (5,680,057)     (98,872,932)    (610,975,150)    (586,161,101)
====================================================================================================================================
Net increase/(decrease)         867,352    $  12,199,982       (3,599,239)   $ (62,567,827)   $    (974,827)   $ 114,199,207
------------------------------------------------------------------------------------------------------------------------------------


                                         SHORT DURATION GOVERNMENT BOND FUND                         GOVERNMENT RESERVE FUND

                                  Six Months Ended 12/31/97                                  Six Months Ended 12/31/97
                                       (unaudited)                  Year Ended 6/30/97              (unaudited)   Year Ended 6/30/97
R Shares:                         Shares         Dollars         Shares          Dollars       Shares and Dollars Shares and Dollars
====================================================================================================================================
Sold                            7,081,111    $    71,256,269     5,462,262    $    54,326,915    $ 2,715,017,369    $ 3,645,527,042
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                   101,314          1,020,514       195,195          1,945,143         14,475,747         22,892,029
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                       (6,581,854)       (66,248,303)   (3,214,013)       (31,983,590)    (2,534,360,363)    (3,634,659,585)
====================================================================================================================================
Net increase/(decrease)           600,571    $     6,028,480     2,443,444    $    24,288,468    $   195,132,753    $    33,759,486
------------------------------------------------------------------------------------------------------------------------------------
P Shares:
====================================================================================================================================
Sold                                   --                 --            --                 --    $           282    $            --
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                        --                 --             3                 30                  4                 29
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                              (21)              (204)          (74)              (740)              (491)              (729)
====================================================================================================================================
Net increase/(decrease)               (21)   $          (204)          (71)   $          (710)   $          (205)   $          (700)
------------------------------------------------------------------------------------------------------------------------------------


                                 CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                        Six Months Ended 12/31/97 (unaudited)   Year Ended 6/30/97
R Shares:                      Shares        Dollars          Shares         Dollars
====================================================================================================================================
Sold                           803,809    $ 10,252,415       1,175,026    $ 14,606,989
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
   of dividends                 28,971         369,738          36,878         457,824
------------------------------------------------------------------------------------------------------------------------------------
Redeemed                      (333,044)     (4,237,958)       (621,747)     (7,718,315)
====================================================================================================================================
Net increase/(decrease)        499,736    $  6,384,195         590,157    $  7,346,498
------------------------------------------------------------------------------------------------------------------------------------

* The Global Asset Allocation, Total Return Bond and Federal Tax-Free Money Funds' Class R shares commenced operations on January 2, 1997; June 30, 1997; and July 15, 1996, respectively.

The accompanying notes are an integral part of these financial statements.

                                             -----------------------------------
                                                    The Montgomery Funds
                                             -----------------------------------
                                                   Statements of Cash Flows
                                             -----------------------------------
                                              Six Months Ended December 31, 1997



                                                                      Short Duration                     Total Return
                                                                    Government Bond Fund                 Bond Fund
Cash Flows from Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------
    Income received ........................................    $   1,832,492                       $   1,756,302
    Fee income received ....................................              625                              69,055
    Operating expenses paid ................................         (135,047)                           (220,262)
    Proceeds from sales of long-term securities
       and purchased options ...............................      105,823,235                          95,930,737
    Net proceeds from futures and short sales transactions .           16,504                              54,056
    Purchases of long-term securities and purchased options      (119,228,632)                       (172,632,653)
    Net proceeds from short-term investments ...............        5,856,240                           4,606,926
                                                                    ---------                           ---------
Cash Used by Operating Activities ..........................                     $  (5,834,583)                      $ (70,435,839)

Cash Flows from Financing Activities:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from subscriptions ............................    $  71,442,571                       $  96,389,739
    Payments on shares redeemed ............................      (66,133,487)                        (25,892,632)
    Net dollar roll deferral ...............................           (1,875)                             37,031
    Cash dividends paid(*) .................................         (305,986)                            (69,568)
    Reverse repurchase agreements ..........................       (6,548,750)                                 --
    Reverse repurchase agreement interest expense ..........         (223,157)                            (94,819)
                                                                      -------                              ------
Cash Provided/(Used) by Financing Activities ...............                     $  (1,770,684)                      $  70,369,751

Decrease in cash ...........................................    $  (7,605,267)                      $     (66,088)
Cash at beginning of period ................................        7,474,382                                  --
                                                                    ---------                              ------
Cash at end of period ......................................                     $    (130,885)                      $     (66,088)

Reconciliation of Net Increase in Net Assets from
Operations to Cash Provided by Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations ...                     $   1,854,207                       $   5,395,350
    Increase in investments ................................       (6,255,646)                        (80,101,935)
    Decrease/(Increase) in interest and dividends receivable          116,233                          (1,126,986)
    Decrease/(Increase) in deferred fee income from
       dollar roll transactions ............................             (719)                              5,556
    Decrease in other assets ...............................            4,278                              11,355
    Increase in receivables for investments sold and
       dollar roll transactions ............................       (2,321,394)                        (13,507,736)
    Increase in payable for investments purchased ..........          539,835                          18,749,889
    Increase in accrued expenses ...........................            5,466                              43,849
    Interest expense .......................................          223,157                              94,819
                                                                      -------                              ------
Total adjustments ..........................................                     $  (7,688,790)                      $ (75,831,189)

Cash Used by Operating Activities ..........................                     $  (5,834,583)                      $ (70,435,839)

*Non-cash activities include reinvestment of dividends of $1,020,517 and $2,948,595 for the Short Duration Government Bond Fund and the Total Return Bond Fund, respectively.

The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                   GROWTH FUND

                                                  Class R                                              Class P
Selected Per-Share Data for the Year               Shares                                               Shares
or Period Ended:                                  12/31/97                                             12/31/97
                                                 (unaudited)      1997##   1996      1995     1994(a) (unaudited)  1997##   1996(a)
Net Asset Value - Beginning of Year              $    23.07   $    21.94  $ 19.16  $  15.27  $  12.00   $ 23.12   $ 21.94  $ 19.22
====================================================================================================================================
Net investment income/(loss)                           0.08         0.15     0.17      0.12      0.04      0.08      0.09     0.03
Net realized and unrealized gain on investments        1.81         3.90     4.32      3.91      3.31++    1.79      3.96     2.69
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                               1.89         4.05     4.49      4.03      3.35      1.87      4.05     2.72
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                  (0.15)       (0.15)   (0.17)    (0.07)    (0.01)    (0.09)    (0.10)   --
Distributions from net realized capital gains         (2.92)       (2.77)   (1.54)    (0.07)    --        (2.92)    (2.77)   --
Distributions in excess of net realized
   capital gains                                      --           --       --        --        (0.07)    --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (3.07)       (2.92)   (1.71)    (0.14)    (0.08)    (3.01)    (2.87)   --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                  $    21.89   $    23.07  $ 21.94  $  19.16  $  15.27   $ 21.98   $ 23.12  $ 21.94
====================================================================================================================================
Total Return**                                         8.45%       20.44%   24.85%    26.53%    27.98%     7.73%    20.41%   14.15%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================

Net assets, end of year (in 000s)                $1,364,985   $1,137,343  $ 6,382  $878,776  $149,103   $   171   $ 212    $ 82
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                          0.71%+       0.69%    0.78%     0.98%     1.09%+    0.46%+    0.44%    0.53%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral
   of fees by Manager                                 --           --       --        --    $    0.03     --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               26.52%       61.10%  118.14%   128.36%   110.65%    26.52%    61.10%  118.14%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                  $   0.0611   $   0.0595  $0.0596      N/A       N/A    $0.0611   $0.0595  $0.0596
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense               1.25%+       1.27%    1.35%     1.50%     1.49%+    1.50%+    1.52%    1.60%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager      --           --       --        --         1.79%+   --        --       --
------------------------------------------------------------------------------------------------------------------------------------

(a) The Growth Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and January 12, 1996, respectively.
(b) The Small Cap Opportunities Fund's Class R shares and Class P shares commenced operations on December 29, 1995, and July 29, 1996, respectively.
(c) The Micro Cap Fund's Class R shares commenced operations on December 30,
    1994.

                               EQUITY INCOME FUND

                                                        Class R                                    Class P
                                                         Shares                                     Shares
Selected Per-Share Data for the Year or Period Ended:   12/31/97                                   12/31/97
                                                      (unaudited)    1997##     1996     1995(d)  (unaudited)    1997##    1996(d)
Net Asset Value - Beginning of Year                    $  17.91    $  16.09   $  13.38   $ 12.00    $  17.90    $ 16.09   $ 15.66
====================================================================================================================================
Net investment income/(loss)                               0.23        0.49       0.43      0.31        0.21       0.44      0.08
Net realized and unrealized gain/(loss) on investments     1.79        3.35       2.82      1.38        1.82       3.35      0.35
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                   2.02        3.84       3.25      1.69        2.03       3.79      0.43
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                      (0.23)      (0.46)     (0.42)    (0.31)      (0.20)     (0.42)    --
Distributions from net realized capital gains             (1.92)      (1.56)     (0.12)    --          (1.92)     (1.56)    --
Distributions from capital                                --          --         --        --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (2.15)      (2.02)     (0.54)    (0.31)      (2.13)     (1.98)    --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                        $  17.78    $  17.91   $  16.09   $ 13.38    $  17.80    $ 17.90   $ 16.09
====================================================================================================================================
Total Return**                                            11.43%      26.02%     24.56%    14.26%      11.48%     25.64%     2.75%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                      $ 42,378    $ 38,595   $ 19,312   $ 6,383    $  1,613    $   868   $  2
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                              2.41%+      2.93%      3.03%     4.06%+      2.16%+     2.68%     2.78%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                          $   0.17    $   0.39   $   0.34   $  0.13    $   0.14    $  0.34   $  0.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   28.80%      62.31%     89.77%    29.46%       28.8%     62.31%    89.77%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                        $ 0.0596    $ 0.0598   $ 0.0423     N/A      $ 0.0596    $0.0598   $0.0423
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                  --          --         --        --          --         --        --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                              1.46%+      1.46%      1.45%     3.16%+      1.71%+     1.71%     1.70%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                   0.85%+      0.86%      0.85%     0.84%+      1.10%+     1.11%     1.10%+
------------------------------------------------------------------------------------------------------------------------------------

(d) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 11, 1996, respectively.
(e) The Small Cap Fund's Class R shares became available for investment by the public on July 13, 1990. The Fund's Class P shares commenced operations on July 1, 1996.

The accompanying notes are an integral part of these financial statements.


                                                                 SMALL CAP OPPORTUNITIES FUND

                                                Class R Shares                           Class P Shares
Selected Per-Share Data for the Year              12/31/97                                  12/31/97
or Period Ended:                                (unaudited)        1997       1996(b)##   (unaudited)    1997(b)
Net Asset Value - Beginning of Year              $   17.53     $   15.80     $   12.00     $  17.53     $  14.37
=======================================================================================================================
Net investment income/(loss)                         (0.10)        (0.13)         0.02        (0.11)       (0.11)
Net realized and unrealized gain on investments       1.73          1.86          3.78++       1.47         3.27
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                              1.63          1.73          3.80         1.36         3.16
-----------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                 --            (0.00)#       --           --           (0.00)#
Distributions from net realized capital gains        (0.42)        --            --           (0.42)       --
Distributions in excess of net realized
    capital gains                                    --            --            --           --           --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.42)        (0.00)#       --           (0.42)       (0.00)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                  $   18.74     $   17.53     $   15.80     $  18.47     $  17.53
=======================================================================================================================
Total Return**                                        9.41%        10.97%        31.67%        7.87%       22.09%
=======================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
=======================================================================================================================
Net assets, end of year (in 000s)                $ 244,157     $ 226,318     $ 136,140     $     11     $      9
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                        (1.02)%+      (0.86)%        0.23%+      (1.27)%+     (1.11)%+
-----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral
   of fees by Manager                            $   (0.14)    $   (0.16)    $   (0.04)    $  (0.15)    $  (0.14)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              54.90%       154.50%        81.29%       54.90%      154.50%
-----------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                  $  0.0577     $  0.0562     $  0.0578     $ 0.0577     $ 0.0562
-----------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense              1.50%+        1.50%         1.50%+       1.75%+       1.75%+
-----------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager      1.95%+        1.75%+        2.16%+       2.20%+       2.00%+
-----------------------------------------------------------------------------------------------------------------------



                                                                       MICRO CAP FUND

                                                    Class R Shares
Selected Per-Share Data for the Year                   12/31/97
or Period Ended:                                     (unaudited)       1997         1996        1995(c)##
Net Asset Value - Beginning of Year                  $   19.00     $   17.82    $   13.75     $   12.00
===============================================================================================================
Net investment income/(loss)                             (0.09)        (0.13)       (0.04)         0.09
Net realized and unrealized gain on investments           2.54          2.54         4.26          1.66
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
   investment operations                                  2.45          2.41         4.22          1.75
---------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                     --            --           (0.04)        --
Distributions from net realized capital gains            (1.14)        (1.23)       (0.11)        --
Distributions in excess of net realized
 capital gains                                           --            --           --            --
---------------------------------------------------------------------------------------------------------------
Total distributions                                      (1.14)        (1.23)       (0.15)        --
---------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                      $   20.31     $   19.00    $   17.82     $   13.75
===============================================================================================================
Total Return**                                           13.08%        14.77%       30.95%        14.58%
===============================================================================================================
Ratios to Average Net Assets/Supplemental Data:
===============================================================================================================
Net assets, end of year (in 000s)                    $ 368,084     $ 317,812    $ 306,217     $ 162,949
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                            (0.89)%+      (0.75)%      (0.11)%        1.40%+
---------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral
   of fees by Manager                                    --            --       $   (0.05)    $    0.07
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  24.03%        79.00%       88.98%        36.81%
---------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                      $  0.0569     $  0.0569    $  0.0573         N/A
---------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                  1.70%+        1.71%        1.75%         1.75%+
---------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager         --            --            1.79%+        2.07%+
---------------------------------------------------------------------------------------------------------------



                                                                                SMALL CAP FUND

                                                     Class R Shares
Selected Per-Share Data for the Year                    12/31/97
or Period Ended:                                       (unaudited)    1997        1996        1995        1994        1993
Net Asset Value - Beginning of Year                    $  19.52    $  21.55    $  17.11    $  15.15    $  16.83    $  12.90
==============================================================================================================================
Net investment income/(loss)                              (0.05)      (0.18)      (0.09)      (0.10)      (0.12)      (0.11)
Net realized and unrealized gain/(loss) on investments     3.14        1.43        6.31        3.04       (0.47)       4.04
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                   3.09        1.25        6.22        2.94       (0.59)       3.93
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                        --          --          --          --          --          --
Distributions from net realized capital gains             (2.97)      (3.28)      (1.78)      (0.98)      (1.09)        --
Distributions from capital                                  --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (2.97)      (3.28)      (1.78)      (0.98)      (1.09)        --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                        $  19.64    $  19.52    $  21.55    $  17.11    $  15.15    $  16.83
==============================================================================================================================
Total Return**                                            16.75%       6.81%      39.28%      20.12%      (1.59)%     30.47%
==============================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==============================================================================================================================
Net assets, end of year (in 000s)                      $207,628    $198,298    $275,062    $202,399    $209,063    $219,968
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                             (0.55)%+    (0.78)%     (0.47)%     (0.57)%     (0.68)%     (0.69)%
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                               --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   33.97%      58.71%      80.00%      85.07%      95.22%     130.37%
------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                        $ 0.0539    $ 0.0522    $ 0.0529       N/A         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                   1.24%+      1.20%       1.24%       1.37%       1.35%       1.40%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                               --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                    --          --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------




                                                                                         Class P Shares
Selected Per-Share Data for the Year                                                       12/31/97
or Period Ended:                                         1992        1991      1991(e)    (unaudited)   1997(e)
Net Asset Value - Beginning of Year                    $  13.24    $  10.05    $  10.62    $  19.48    $  21.73
==================================================================================================================
Net investment income/(loss)                              (0.06)      (0.06)      (0.07)      (0.02)      (0.10)
Net realized and unrealized gain/(loss) on investments     3.25        3.27        2.71        2.99        1.13
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
   investment operations                                   3.19        3.21        2.64        2.97        1.03
------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                        --          --          --          --          --
Distributions from net realized capital gains             (2.75)      (0.02)      (0.02)      (2.97)      (3.28)
Distributions from capital                                (0.78)        --          --          --          --
------------------------------------------------------------------------------------------------------------------
Total distributions                                       (3.53)      (0.02)      (0.02)      (2.97)      (3.28)
------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                        $  12.90    $  13.24    $  13.24    $  19.48    $  19.48
==================================================================================================================
Total Return**                                            27.69%      31.97%      24.89%      16.18%       5.74%
==================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==================================================================================================================
Net assets, end of year (in 000s)                      $176,588    $ 27,181    $ 27,181    $ 21,702    $  6,656
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
   net assets                                             (0.44)%     (0.47)%     (0.45)%+    (0.80)% +   (1.03)%+
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees
   by Manager                                               --          --          --          --          --
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   80.67%     194.63%     188.16%      33.97%      58.71%
------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                           N/A         N/A         N/A      $ 0.0539    $ 0.0522
------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                   1.50%       1.50%       1.45%+      1.49%+      1.45%+
------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest expense                               --          --          --          --          --
------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                    --          --          --          --          --
------------------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total return for the periods indicated.
+   Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.
#   Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                     INTERNATIONAL GROWTH FUND

                                                               Class R Shares                     Class P Shares
Selected Per-Share Data for the Year or Period Ended:             12/31/97                           12/31/97
                                                                (unaudited)    1997##     1996(a)  (unaudited)    1997##    1996(a)
Net Asset Value -- Beginning of Year                             $ 16.24     $ 15.31    $ 12.00     $ 16.22     $ 15.31    $ 13.66
====================================================================================================================================
Net investment income/(loss)                                       (0.03)       0.08       0.02       (0.07)       0.05       0.00#
Net realized and unrealized gain/(loss) on investments             (0.36)       2.53       3.29       (0.33)       2.54       1.65
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                            (0.39)       2.61       3.31       (0.40)       2.59       1.65
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.02)                 --          --          --         --
Distributions from net realized capital gains                      (1.07)      (1.68)     --          (1.07)      (1.68)     --
Distributions in excess of net realized capital gains              --          --         --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (1.09)      (1.68)     --          (1.07)      (1.68)     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                 $ 14.76     $ 16.24    $ 15.31     $ 14.75     $ 16.22    $ 15.31
====================================================================================================================================
Total Return **                                                    (2.39)%     19.20%     27.58%      (2.54)%     19.13%     12.08%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                                $31,694     $33,912    $18,303     $     4     $     5    $     1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets        (0.38)%+     0.57%      0.26%+     (0.63)%+     0.32%      0.01%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager  $ (0.12)    $ (0.02)   $ (0.07)    $ (0.16)    $ (0.06)   $ (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            70.63%      95.02%    238.91%      70.63%      95.02%    238.91%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                  $0.0128     $0.0217    $0.0176     $0.0128     $0.0217       N/A
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                  2.70%+      2.37%      2.91%+      2.95%+      2.62%      3.16%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                            1.65%+      1.66%      1.65%+      1.90%+      1.91%      1.90%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The International Growth Fund's Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.
(b) The Emerging Markets Fund's Class R shares and Class P shares commenced operations on March 1, 1992, and March 11, 1996, respectively.

                                                                             INTERNATIONAL SMALL CAP FUND

                                                         Class R Shares                                       Class P Shares
Selected Per-Share Data for the Year or Period Ended:       12/31/97                                             12/31/97
                                                          (unaudited)     1997      1996     1995     1994(c)  (unaudited)  1997(c)
Net Asset Value -- Beginning of Year                        $ 17.16     $ 14.86   $ 11.75  $ 12.02   $ 12.00   $ 17.16    $ 16.96
====================================================================================================================================
Net investment income/(loss)                                   0.00#      (0.05)     0.03     0.12      0.00#    (0.04)      0.00#
Net realized and unrealized gain/(loss) on investments        (2.16)       2.35      3.10    (0.39)     0.02     (2.14)      0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                       (2.16)       2.30      3.13    (0.27)     0.02     (2.18)      0.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                          (0.13)      --        (0.02)   (0.00)#   --        (0.09)     --
Distributions in excess of net investment income              --          --        --       --        --        --         --
Distributions from net realized capital gains                 (2.19)      --        --       --        --        (2.19)     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (2.32)      --        (0.02)   (0.00)#   --        (2.28)     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                            $ 12.68     $ 17.16   $ 14.86  $ 11.75   $ 12.02   $ 12.70    $ 17.16
====================================================================================================================================
Total Return **                                              (12.51)%     15.48%    26.68%   (2.23)%    0.17%   (12.73)%     1.18%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                           $44,902     $53,602   $41,640  $28,516   $34,555   $     4    $    15
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets   (0.38)%+    (0.34)%    0.20%    0.95%     0.04%+   (0.63)%+   (0.59)%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
  Manager                                                   $ (0.05)    $ (0.14)  $ (0.08) $  0.05   $ (0.02)  $ (0.13)   $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       50.54%      84.91%   177.36%  156.13%   123.50%    50.54%     84.91%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                             $0.0254     $0.0157   $0.0123     N/A       N/A    $0.0254    $0.0157
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                       1.92%+     --         1.96%    1.91%     1.99%+    2.17%+    --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                             3.11%+      2.60%     2.76%    2.50%     2.32%+    3.36%+     2.85%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                       1.90%+      1.90%     1.90%    1.90%     1.90%+    2.15%+     2.15%+
------------------------------------------------------------------------------------------------------------------------------------

(c) The International Small Cap Fund's Class R shares and Class P shares commenced operations on September 30, 1993, and June 9, 1997, respectively.
(d) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.
(e)  The Latin America Fund's Class R shares commenced operations on June 30,
     1997.
(f) The Global Opportunities Fund's Class R shares commenced operations on September 30, 1993.


                                                                             EMERGING MARKETS FUND

                                                              Class R Shares
                                                               12/31/97
                                                              (unaudited)        1997       1996        1995##       1994
Net Asset Value -- Beginning of Year                           $    16.85    $     14.19   $  13.17   $   13.68    $   11.07
===============================================================================================================================
Net investment income/(loss)                                         0.02           0.07       0.08        0.03        (0.03)
Net realized and unrealized gain/(loss) on investments              (3.46)          2.66       0.94        0.25++       2.92
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                             (3.44)          2.73       1.02        0.28         2.89
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.15)         (0.07)     --          --           --
Distributions from net realized capital gains                       (0.33)         --         --          (0.42)       (0.28)
Distributions in excess of net realized capital gains               --             --         --          (0.37)       --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.48)         (0.07)     --          (0.79)       (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                               $    12.93    $     16.85   $  14.19   $   13.17    $   13.68
===============================================================================================================================
Total Return **                                                    (20.27)%        19.34%      7.74%       1.40%       26.10%
===============================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
===============================================================================================================================
Net assets, end of year (in 000s)                              $  985,692    $ 1,259,457   $      9   $ 998,083    $ 654,960
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          0.22%+         0.48%      0.58%       0.23%       (0.14)%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     --             --         --          --           --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             41.66%         83.08%    109.92%      92.09%       63.79%
-------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                $   0.0011    $     0.001      N/A         .0007        N/A
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                  --             --         --          --           --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                             1.59%+         1.67%      1.72%       1.80%        1.85%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class P Shares
                                                                                       12/31/97
                                                                   1993      1992(b) (unaudited)     1997      1996(b)

Net Asset Value - Beginning of Year                            $    9.96   $  10.00   $  16.77    $  14.19   $  12.62
========================================================================================================================
Net investment income/(loss)                                        0.07       0.03       0.00#       0.06       0.01
Net realized and unrealized gain/(loss) on investments              1.05      (0.07)     (3.49)       2.58       1.56
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                             1.12      (0.04)     (3.49)       2.64       1.57
------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.01)     --         (0.12)      (0.06)     --
Distributions from net realized capital gains                      (0.00)#    --         (0.33)      --         --
Distributions in excess of net realized capital gains              --         --         --          --         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.01)     --         (0.45)      (0.06)     --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                               $   11.07   $   9.96   $  12.83    $  16.77   $  14.19
========================================================================================================================
Total Return **                                                    11.27%     (0.40)%   (20.64)%     18.62%     12.44%
========================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
========================================================================================================================
Net assets, end of year (in 000s)                              $ 206,617   $ 54,625   $    584    $    607   $      2
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.66%      1.70%+    (0.03)%+     0.23%      0.33%+
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager$    0.06   $   0.01      --          --         --
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            21.40%      0.19%     41.66%      83.08%    109.92%
------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                    N/A         N/A    $ 0.0011    $ 0.0011   $ 0.0007
------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                  1.93%      2.80%+    --          --         --
------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                            1.90%      1.90%+     1.84%+      1.92%      1.97%+
------------------------------------------------------------------------------------------------------------------------


                                                             EMERGING ASIA FUND         LATIN AMERICA FUND

                                                          Class R Shares                 Class R Shares
                                                             12/31/97                       12/31/97(e)
                                                           (unaudited)      1997(d)         unaudited

Net Asset Value -- Beginning of Year                       $   18.91     $   12.00         $   12.00
============================================================================================================
Net investment income/(loss)                                    0.00#         0.02              0.11
Net realized and unrealized gain/(loss) on investments         (8.48)         6.92             (0.89)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                        (8.48)         6.94             (0.78)
------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                           (0.17)        --                (0.07)
Distributions in excess of net investment income               --            (0.03)            --
Distributions from net realized capital gains                  (0.95)        --                (0.15)
------------------------------------------------------------------------------------------------------------
Total distributions                                            (1.12)        (0.03)            (0.22)
------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                           $    9.31     $   18.91         $   11.00
============================================================================================================
Total Return **                                               (45.00)%       57.80%            (6.46)%
============================================================================================================
Ratios to Average Net Assets/Supplemental Data:
============================================================================================================
Net assets, end of year (in 000s)                          $  32,084     $  68,095         $   7,548
------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets    (0.17)%+      (0.02)%+           2.07%+
------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
  Manager                                                  $   (0.01)    $    0.37         $   (0.06)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        84.44%        72.18%            70.24%
------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                            $  0.0044     $  0.0077         $  0.0005
------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                       --            --                --
------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                              2.39%+        2.29%+            2.66%+
------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                        1.90%+        1.80%+           --
------------------------------------------------------------------------------------------------------------


                                                                               GLOBAL OPPORTUNITIES FUND

                                                            Class R Shares
                                                              12/31/97
                                                             (unaudited)       1997         1996         1995        1994(f)

Net Asset Value -- Beginning of Year                          $   19.17     $   16.96    $   13.25    $   12.92    $   12.00
================================================================================================================================
Net investment income/(loss)                                      (0.11)        (0.11)       (0.06)        0.13         0.01
Net realized and unrealized gain/(loss) on investments            (0.57)         3.14         3.84         0.70         0.91
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  investment operations                                           (0.68)         3.03         3.78         0.83         0.92
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              --            --           (0.07)       --           --
Distributions in excess of net investment income                  --            --           --           --           --
Distributions from net realized capital gains                     (3.85)        (0.82)       --           (0.50)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (3.85)        (0.82)       (0.07)       (0.50)       --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                               $   14.64     $   19.17    $   16.96    $   13.25    $   12.92
================================================================================================================================
Total Return **                                                   (3.08)%       18.71%       28.64%        6.43%        7.67%
================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
================================================================================================================================
Net assets, end of year (in 000s)                             $  22,664     $  32,371    $  28,496    $  13,677    $  12,504
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets       (1.10)%+      (0.62)%      (0.56)%       1.03%        0.02%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by
  Manager                                                     $   (0.23)    $   (0.23)   $   (0.16)   $   (0.01)   $   (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           68.04%       117.10%      163.80%      118.75%       67.22%
--------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                               $  0.0129     $  0.0240    $  0.0235         N/A          N/A
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                           2.03%+       --            2.05%        1.91%        1.99%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                 3.29%+        2.62%        3.10%        2.99%        2.75%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                           1.90%+        1.90%        1.90%        1.90%        1.90%+
--------------------------------------------------------------------------------------------------------------------------------

**   Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+++ Average commission rate paid per share of securities purchased and sold by the Fund.
#    Amount represents less than $0.01 per share.
## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for theperiod, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Fund
--------------------
Financial Highlights
--------------------

                                                                                    GLOBAL COMMUNICATIONS FUND

                                                               Class R Shares
Selected Per-Share Data for the Year or Period Ended             12/31/97
                                                                (unaudited)     1997       1996       1995       1994       1993(a)
Net Asset Value - Beginning of Year                              $  19.61    $  18.05   $  15.42   $  14.20   $  12.45    $ 12.00
====================================================================================================================================
Net investment income/(loss)                                        (0.12)      (0.25)     (0.20)     (0.03)     (0.05)      0.00#
Net realized and unrealized gain/(loss) on investments              (0.17)       2.72       2.83       1.28       1.80++     0.45
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
  operations                                                        (0.29)       2.47       2.63       1.25       1.75       0.45
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                --          --         --         --         --         --
Distributions from net realized capital gains                       (3.75)      (0.91)     --         --         --         --
Distributions in excess of net realized capital gains               --          --         --         (0.03)     --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (3.75)      (0.91)     --         (0.03)     --         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                  $  15.57    $  19.61   $  18.05   $  15.42   $  14.20    $ 12.45
====================================================================================================================================
Total Return**                                                      (1.02)%     14.43%     17.06%      8.83%     14.06%      3.75%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                                $135,758    $153,955   $206,671   $209,644   $234,886    $ 4,670
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         (1.42)%+    (1.05)%    (1.01)%    (0.10)%    (0.46)%    (0.05)%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager  $  (0.13)   $  (0.27)  $  (0.22)  $  (0.07)  $  (0.06)   $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             41.57%      75.79%    103.73%     50.17%     29.20%      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                  $ 0.0073     $0.0104   $ 0.0129        N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                             1.93%+       --        2.01%      1.91%      1.94%        --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                   2.00%+      2.00%      2.11%      2.09%      2.04%      8.96%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                             1.90%+      1.91%      1.90%      1.90%      1.90%      1.90%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The Global Communications Fund's Class R shares commenced operations on June 1, 1993

(b) The U.S. Asset Allocation Fund's Class R shares and Class P shares commenced operations on March 31, 1994, and January 2, 1996, respectively.


                                                                                    SELECT 50 FUND

                                                                Class R Shares                            Class P Shares
Selected Per-Share Data for the Year or Period Ended              12/31/97##                                12/31/97
                                                                 (unaudited)       1997##       1996(c)   (unaudited)##   1997(c)##
Net Asset Value - Beginning of Year                              $   20.01      $   16.46     $  12.00     $  19.98     $  15.89
====================================================================================================================================
Net investment income/(loss)                                          0.00#          0.01         0.06        (0.03)       (0.02)
Net realized and unrealized gain/(loss) on investments                0.67           4.16         4.45         0.45         4.11
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations       0.67           4.17         4.51         0.42         4.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 --             (0.10)       (0.04)       --           --
Distributions in excess of net investment income                     --             --           --           --           --
Distributions from net realized capital gains                        (1.85)         (0.52)       --           (1.85)       --
Distributions in excess of net realized capital gains                --             --           (0.01)       --           --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from capital                                           --             --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.85)         (0.62)       (0.05)       (1.85)       --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                  $   18.83      $   20.01     $  16.46     $  18.55     $  19.98
====================================================================================================================================
Total Return**                                                        3.56%         26.35%       37.75%        2.31%       25.74%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                                $ 231,245      $ 172,509     $ 77,955     $     78     $      9
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           0.00%#+        0.04%        0.42%+      (0.25)%+     (0.21)%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      --         $   (0.01)    $   0.02     $  (0.03)    $  (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              77.84%        157.93%      105.98%       77.84%      157.93%
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                  $  0.0107      $  0.0011     $ 0.0097     $ 0.0107     $ 0.0011
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                             --             --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                   --              1.92%        2.11%+      --            2.17%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                              1.80%+         1.82%        1.80%+       2.05%+       2.07%+
------------------------------------------------------------------------------------------------------------------------------------

(c) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively

(d) The Short Duration Government Bond Fund's Class R shares and Class P shares commenced operations on December 18, 1992, and March 11, 1996, respectively.

98

The accompanying notes are an integral part of these financial statements.

                                                                             U.S. ASSET ALLOCATION FUND

                                                              Class R Shares
                                                                12/31/97
                                                               (unaudited)      1997##       1996       1995       1994(b)
Net Asset Value - Beginning of Year                             $   19.89    $   19.33   $   16.33   $  12.24   $  12.00
==========================================================================================================================
Net investment income/(loss)                                         0.91         0.48        0.26       0.25       0.06
Net realized and unrealized gain/(loss) on investments               0.67         2.13        3.54       4.11       0.18
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
  operations                                                         1.58         2.61        3.80       4.36       0.24
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (1.63)       (0.39)      (0.25)     (0.17)     --
Distributions from net realized capital gains                       (1.83)       (1.66)      (0.55)     (0.10)     --
Distributions in excess of net realized capital gains               --           --          --         --         --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (3.46)       (2.05)      (0.80)     (0.27)     --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                 $   18.01    $   19.89   $   19.33   $  16.33   $  12.24
==========================================================================================================================
Total Return**                                                       8.24%       14.65%      23.92%     35.99%      2.00%
==========================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==========================================================================================================================
Net assets, end of year (in 000s)                               $ 136,707    $ 127,214   $ 132,511   $ 60,234   $  1,548
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          7.70%+       2.55%       1.85%      3.43%      2.54%+
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager $    0.91    $    0.47   $    0.24   $   0.19   $  (0.11)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             66.83%      168.51%     225.91%     95.75%    190.94%
--------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                     N/A      $  0.0448   $  0.0595      N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            --            1.43%       1.42%      1.31%      1.43%+
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                   0.27%+       1.49%       1.55%      2.07%      9.00%+
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                             0.25%+       1.31%       1.30%      1.30%      1.30%+
--------------------------------------------------------------------------------------------------------------------------

                                                                Class P Shares
                                                                   12/31/97
                                                                 (unaudited)    1997##    1996(b)
Net Asset Value - Beginning of Year                               $ 19.89    $  19.33   $  17.86
===================================================================================================
Net investment income/(loss)                                         0.97        0.43       0.09
Net realized and unrealized gain/(loss) on investments               0.59        2.13       1.38
---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
  operations                                                         1.56        2.56       1.47
---------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (1.58)      (0.34)     --
Distributions from net realized capital gains                       (1.83)      (1.66)     --
Distributions in excess of net realized capital gains               --          --         --
---------------------------------------------------------------------------------------------------
Total distributions                                                 (3.41)      (2.00)     --
Net Asset Value - End of Period                                   $ 18.04    $  19.89   $  19.33
===================================================================================================
Total Return**                                                       8.12%      14.35%      8.23%
===================================================================================================
Ratios to Average Net Assets/Supplemental Data:
===================================================================================================
Net assets, end of year (in 000s)                                 $    81    $     74   $     43
---------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          7.45%+      2.30%      1.60%+
---------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager   $  0.97    $   0.42   $   0.08
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             66.83%     168.51%    225.91%
---------------------------------------------------------------------------------------------------
Average commission rate paid+++                                     N/A      $ 0.0448   $ 0.0595
---------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            --           1.68%      1.67%+
---------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                   0.52%+      1.74%      1.80%+
---------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                             0.50%+      1.56%      1.55%+
---------------------------------------------------------------------------------------------------

                      SHORT DURATION GOVERNMENT BOND FUND

                                                              Class R Shares
                                                                12/31/97
                                                               (unaudited)       1997##          1996          1995
Net Asset Value - Beginning of Year                             $   9.99        $   9.92       $   9.95       $   9.80
==========================================================================================================================
Net investment income/(loss)                                        0.28            0.59           0.60           0.62
Net realized and unrealized gain/(loss) on investments              0.11            0.07          (0.04)          0.16
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations     0.39            0.66           0.56           0.78
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.28)          (0.59)         (0.59)         (0.62)
Distributions in excess of net investment income                    --             (0.00)#        (0.00)#         --
Distributions from net realized capital gains                       --              --             --             --
Distributions in excess of net realized capital gains               --              --             --             --
--------------------------------------------------------------------------------------------------------------------------
Distributions from capital                                          --              --             --            (0.01)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.28)          (0.59)         (0.59)         (0.63)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                 $  10.10        $   9.99       $   9.92       $   9.95
==========================================================================================================================
Total Return**                                                      3.99%           6.79%          5.74%          8.28%
==========================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==========================================================================================================================
Net assets, end of year (in 000s)                               $ 53,822        $ 47,265       $ 22,681       $ 17,093
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         5.57%+          5.87%          5.88%          6.41%
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager $   0.26        $   0.54       $   0.52       $   0.54
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           226.30%         450.98%        349.62%        284.23%
--------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                    N/A             N/A            N/A            N/A
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            1.54%+          1.55%          1.55%          1.38%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                  2.05%+          2.05%          2.31%          2.23%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                            0.60%+          0.60%          0.60%          0.47%
--------------------------------------------------------------------------------------------------------------------------



                                                                                               Class P Shares
                                                                      1994          1993(d)        1997##        1996(d)
Net Asset Value - Beginning of Year                                $  10.23       $  10.00        $   9.92       $   9.98
=============================================================================================================================
Net investment income/(loss)                                           0.61           0.33            0.59           0.16
Net realized and unrealized gain/(loss) on investments                (0.34)          0.23            0.06          (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations        0.27           0.56            0.65           0.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                  (0.56)         (0.33)          (0.58)         (0.17)
Distributions in excess of net investment income                      (0.07)          --             (0.00)#         --
Distributions from net realized capital gains                          --             --              --             --
Distributions in excess of net realized capital gains                 (0.07)          --              --             --
-----------------------------------------------------------------------------------------------------------------------------
Distributions from capital                                             --            (0.00)#          --             --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.70)         (0.33)          (0.58)         (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                    $   9.80       $  10.23        $   9.99       $   9.92
=============================================================================================================================
Total Return**                                                         2.49%          5.66%           6.69%          1.12%
=============================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
=============================================================================================================================
Net assets, end of year (in 000s)                                  $ 21,937       $ 22,254        $      0       $      1
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets            5.93%          6.02%+          5.62%          5.63%+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager    $   0.51       $   0.27        $   0.54       $   0.14
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              603.07%        213.22%         450.98%        349.62%
-----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                       N/A            N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                               0.71%          --              1.80%          1.80%+
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  interest expense                                                     1.75%          2.07%+          2.30%          2.56%+
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                               0.25%          0.22%+          0.85%          0.85%+
-----------------------------------------------------------------------------------------------------------------------------

**  Total return represents aggregate total return for the periods indicated.

+   Annualized.

++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

+++ Average commission rate paid per share of securities purchased and sold by the Fund.

#   Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

--------------------
The Montgomery Funds
--------------------
Financial Highlights
--------------------


                                                                                  CALIFORNIA TAX-FREE MONEY FUND

                                                                   Class R Shares
Selected Per-Share Data for the Year or Period Ended                 12/31/97
                                                                    (unaudited)          1997            1996           1995(a)
Net Asset Value -- Beginning of Year                                $     1.00        $    1.00        $   1.00       $   1.00
====================================================================================================================================
Net investment income                                                    0.015            0.029           0.030          0.027
Net realized and unrealized gain/(loss) on investments                   0.000###         0.000###        0.000###       0.000###
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations          0.015            0.029           0.030          0.027
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.015)          (0.029)         (0.030)        (0.027)
Distributions in excess of net investment income                            --               --              --         (0.000)###
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.015)          (0.029)         (0.030)        (0.027)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $     1.00        $    1.00        $   1.00       $   1.00
====================================================================================================================================
Total Return**                                                            1.53%            2.95%           3.03%          2.68%
====================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
====================================================================================================================================
Net assets, end of year (in 000s)                                    $ 178,359        $ 118,723        $ 98,134       $ 64,780
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                      3.00%+           2.91%           2.99%          3.55%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager            $    0.014       $    0.028       $   0.028      $   0.023
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     --               --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                            N/A              N/A             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                  0.58%+           0.58%+          0.59%          0.33%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                          0.78%+           0.73%           0.80%          0.86%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The California Tax-Free Money Fund's Class R shares commenced operations on September 30, 1994.
(b) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
(c) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.


                                                              TOTAL RETURN BOND FUND     GLOBAL ASSET ALLOCATION FUND

                                                                 Class R Shares        Class R Shares
Selected Per-Share Data for the Year or Period Ended                12/31/97(d)           12/31/97
                                                                   (unaudited)          (unaudited)          1997(e)##
Net Asset Value -- Beginning of Year                             $       12.00        $      13.33        $      12.00
==========================================================================================================================
Net investment income/(loss)                                              0.36                0.43                0.09
Net realized and unrealized gain/(loss) on investments                    0.41               (0.44)               1.24
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations           0.77               (0.01)               1.33
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                     (0.36)              (0.50)               --
Distributions from net realized capital gains                            (0.12)              (0.61)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.48)              (1.11)               --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                 $       12.29        $      12.21        $      13.33
==========================================================================================================================
Total Return**                                                            6.46%               0.01%              11.17%
==========================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==========================================================================================================================
Net assets, end of year (in 000s)                                $      76,121        $      1,641        $      1,653
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets               5.77%+              6.72%+              1.31%+
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager  $        0.35        $       0.17        $      (0.21)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 167.97%              84.45%              89.52%+
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                  0.94%+                --                  --
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                       1.01%+              4.49%+              4.84%+
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                                  0.70%+              0.46%+              0.47%+
--------------------------------------------------------------------------------------------------------------------------

(d) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
(e) The Global Asset Allocation Fund's Class R shares commenced operations on December 31, 1996.
(f) The Government Reserve Fund's Class R shares and Class P shares commenced operations on September 14, 1992, and March 11, 1996, respectively.

                                                                           CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                               Class R Shares
                                                                 12/31/97
                                                               (unaudited)        1997         1996           1995       1994(b)
Net Asset Value -- Beginning of Year                            $  12.53        $  12.23     $  12.04       $ 11.79     $  12.00
==================================================================================================================================
Net investment income                                               0.26            0.53         0.54          0.44         0.41
Net realized and unrealized gain/(loss) on investments              0.33            0.30         0.19          0.25        (0.21)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations     0.59            0.83         0.73          0.69         0.20
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                               (0.26)          (0.53)       (0.54)        (0.44)       (0.41)
Distributions in excess of net investment income                      --              --           --         (0.00)#         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.26)          (0.53)       (0.54)        (0.44)       (0.41)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                $  12.86        $  12.53     $  12.23       $ 12.04     $  11.79
==================================================================================================================================
Total Return**                                                      4.76%           6.91%        6.11%         6.03%        1.65%
==================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==================================================================================================================================
Net assets, end of year (in 000s)                               $ 28,689        $ 21,681     $ 13,948       $ 5,153     $ 11,556
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                4.08%+          4.27%        4.34%         3.71%        3.44%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager        $   0.23        $   0.47     $   0.43       $  0.34     $   0.25
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             3.20%          25.60%       58.11%        37.93%       77.03%
----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                      N/A             N/A          N/A           N/A          N/A
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                            0.69%+          0.68%        0.61%         0.56%        0.23%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                    1.19%+          1.18%        1.43%         1.41%        1.63%
----------------------------------------------------------------------------------------------------------------------------------
                                                                    FEDERAL TAX-FREE MONEY FUND

                                                                  Class R Shares
                                                                     12/31/97
                                                                    (unaudited)       1997(c)
Net Asset Value -- Beginning of Year                                 $     1.00        $    1.00
=======================================================================================================
Net investment income                                                     0.016            0.032
Net realized and unrealized gain/(loss) on investments                    0.000###         0.000###
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations           0.016            0.032
-------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                     (0.016)          (0.032)
Distributions in excess of net investment income                             --           (0.000)###
-------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.016)          (0.032)
-------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                     $     1.00        $    1.00
=======================================================================================================
Total Return**                                                             1.58%            3.26%
=======================================================================================================
Ratios to Average Net Assets/Supplemental Data:
=======================================================================================================
Net assets, end of year (in 000s)                                    $  113,222        $ 114,197
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                       3.10%+           3.24%+
-------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager             $    0.014        $   0.030
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      --               --
-------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                             N/A              N/A
-------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                   0.60%+           0.33%+
-------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager                           1.00%+           0.69%+
-------------------------------------------------------------------------------------------------------
                                                                               GOVERNMENT RESERVE FUND

                                                              Class R Shares
                                                                 12/31/97
                                                               (unaudited)       1997            1996            1995
Net Asset Value -- Beginning of Year                            $   1.00     $     1.00       $    1.00       $    1.00
=============================================================================================================================
Net investment income/(loss)                                       0.026          0.049           0.052           0.049
Net realized and unrealized gain/(loss) on investments             0.000###       0.000###        0.000###        0.000###
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations    0.026          0.049           0.052           0.049
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (0.026)        (0.049)         (0.052)         (0.049)
Distributions in excess of net investment income                      --             --              --              --
Distributions from net realized capital gains                         --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.026)        (0.049)         (0.052)         (0.049)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                $   1.00      $    1.00       $    1.00       $    1.00
=============================================================================================================================
Total Return**                                                      2.62%          5.03%           5.28%           4.97%
=============================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
=============================================================================================================================
Net assets, end of year (in 000s)                               $668,301      $ 473,154       $ 439,423       $ 258,956
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         5.14%+         4.93%           5.17%           4.92%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager       --      $   0.049       $   0.050       $   0.047
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               --             --              --              --
-----------------------------------------------------------------------------------------------------------------------------
Average commission rate paid+++                                      N/A            N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                              --             --              --            0.63%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                   --           0.62%           0.74%           0.79%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                            0.56%+         0.60%           0.60%           0.60%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        GOVERNMENT RESERVE FUND

                                                                                             Class P Shares
                                                                                               12/31/97
                                                                    1994          1993(f)     (unaudited)      1997       1996(f)

Net Asset Value -- Beginning of Year                            $     1.00     $     1.00      $   1.00      $   1.00    $   1.00
==================================================================================================================================
Net investment income/(loss)                                         0.029          0.024         0.025         0.048       0.014
Net realized and unrealized gain/(loss) on investments               0.000###       0.000###      0.000###      0.000###    0.000###
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations      0.029          0.024         0.025         0.048       0.014
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                (0.029)        (0.024)       (0.025)       (0.048)     (0.014)
Distributions from net realized capital gains                           --              --           --            --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.029)        (0.024)       (0.025)       (0.048)     (0.014)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                $     1.00     $     1.00      $   1.00      $   1.00    $   1.00
==================================================================================================================================
Total Return**                                                        2.96%          2.41%         2.49%         4.88%       1.38%
==================================================================================================================================
Ratios to Average Net Assets/Supplemental Data:
==================================================================================================================================
Net assets, end of year (in 000s)                               $  211,129     $  124,795            --            --    $   1
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets           2.99%          2.96%+        4.89%+        4.68%       4.91%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager $    0.028     $    0.013            --      $  0.048    $  0.013
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 --             --            --            --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest expense                                --             --            --            --          --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
   interest expense                                                   0.71%          0.77%+          --          0.87%       0.99%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest expense                              0.60%          0.38%+        0.81%+        0.85%       0.85%+
----------------------------------------------------------------------------------------------------------------------------------

**   Total return represents aggregate total return for the periods indicated.

+    Annualized.

++ The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.

+++ Average commission rate paid per share of securities purchased and sold by the Fund.

#    Amount represents less than $0.01 per share.

## Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

###  Amount represents less than $0.001 per share.

                                                                             101
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 The Montgomery Funds
-----------------------
         Notes
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to Financial Statements


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of December 31, 1997, the Trusts had 24 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds included the following: Montgomery Growth Fund, Montgomery Small Cap Opportunities Fund, Montgomery Small Cap Fund, Montgomery Micro Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Latin America Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Select 50 Fund, Montgomery Global Asset Allocation Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Reserve Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund. The Montgomery Funds II included the following: Montgomery U.S. Asset Allocation Fund, Montgomery Emerging Markets Focus Fund, Montgomery Global Long-Short Fund and Montgomery Institutional Series: Emerging Markets Portfolio.

The Montgomery Funds were organized as a Massachusetts business trust on May 10, 1990, and commenced operations with the Montgomery Small Cap Fund. The Montgomery Funds II were organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares were sold to Montgomery Asset Management, LLC (or its predecessor), and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). On December 1, 1995, Growth Fund, Small Cap Opportunities Fund, Small Cap Fund, Equity Income Fund, International Growth Fund, Emerging Markets Fund, Select 50 Fund, U.S. Asset Allocation Fund, Short Duration Government Bond Fund and Government Reserve Fund commenced offering Class P shares. Any shares outstanding prior to December 1, 1995, were designated as Class R shares.

The Global Asset Allocation Fund allocates its assets among a diversified group of five Funds from The Montgomery Funds family: Montgomery Growth Fund, Montgomery International Growth Fund, Montgomery Emerging Markets Fund, Montgomery Total Return Bond Fund and Montgomery Government Reserve Fund (collectively, the "Underlying Funds"). The U.S. Asset Allocation Fund also allocates its assets among three Funds from The Montgomery Funds family: The Montgomery Growth Fund, Montgomery Total Return Bond Fund and Montgomery Government Reserve Fund (also referred to as the "Underlying Funds").

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to all the above Funds except for Montgomery Institutional Series: Emerging Markets Portfolio, Montgomery Emerging Markets Focus Fund and Montgomery Global Long-Short Fund, which are presented under separate cover or just commenced operations and have no financial results to report.

The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices. The Underlying Funds are valued according to their stated net asset values.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sales price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq stock market are valued at the mean between the last available bid and ask price prior to the time of valuation.

For the Government Reserve Fund, California Tax-Free Money Fund and the Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which means that they are valued at amortized cost rather than at current market value. Amortized cost involves valuing a portfolio security initially at cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Amortized cost approximates market value. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market-makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less (excluding the Government Reserve Fund, California Tax-Free Money Fund and the Federal Tax-Free Money Fund, which value all securities at amortized cost) are carried at amortized cost, which approximates market value.

102
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                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


b. Forward Foreign-Currency Exchange Contracts

Certain Funds may engage in forward foreign-currency exchange contracts with off-balance sheet risk in the normal course of investing activities in order to manage exposure to market risks. Forward foreign-currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign-currency exchange contracts have been used solely to establish a rate of exchange for settlement of transactions. Although forward foreign-currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

c. Foreign Currency

Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates daily, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign-currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign-currency gains and losses resulting from movement in exchange rates include foreign-currency gains and losses between trade date and settlement date on investment securities transactions, foreign-currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received, and the portion of foreign-currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

d. Repurchase Agreements

Each Fund may engage in repurchase agreement transactions either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while a Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

e. Dollar Roll Transactions

Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may or may not generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. Short Sales/Forward Commitments

Certain Funds may seek to hedge investments through forward commitments to sell high-grade liquid debt securities. In some cases, a Fund may enter into forward commitments to sell securities the Fund does not yet own (but has the right to acquire). Such forward commitments effectively constitute a form of short sale and have been limited to date to the Short Duration Government Bond Fund and to securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") in connection with certain FHLMC conversion programs. To complete such a transaction, a Fund must obtain a security that is convertible into the security it has made a commitment to deliver. Forward commitments involve transaction costs and entail risk to the extent that interest rates move in a direction different from that anticipated. There is a risk that the market price will increase for the security the Fund must purchase. Whenever a Fund engages in this type of transaction, it maintains other high-quality liquid debt securities equal in value to the forward commitment in a segregated account with its custodian.

g. Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers for leverage purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a

                                                                             103
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 The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements


determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

h. Reverse Dollar Roll Transactions

Certain Funds may enter into reverse dollar roll transactions. When a Fund engages in a reverse dollar roll, it purchases a security from a financial institution and concurrently agrees to resell a similar security to that institution at a later date at an agreed-upon price. Under the 1940 Act, reverse dollar roll transactions are considered to be loans by a Fund and must be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

i. Futures Contracts

Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

j. Options

Certain Funds may enter into options contracts. Upon the purchase of a put option or a call option by the Fund, a premium is paid and recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the initial premium paid. When the Fund enters in a closing transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing transaction are greater or less than the original premium paid. When the Fund exercises a put option, the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid. When purchased index options are exercised, settlement is made in cash.

When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or index, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forgo the opportunity for profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

k. Equity Swaps

Certain Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to the Fund. Pursuant to these agreements, the Fund pays a swap fee in cash, equal to a fixed percentage based on a notional amount equal to the Fund's acquisition cost for the underlying security (the "notional amount"). Additionally, the Fund will make semiannual payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR Rate. The swap counterparty will make semiannual payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from (paid to) the swap counterparty representing capital appreciation (depreciation) and dividends on the underlying security are recorded as realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; however, the Fund does not anticipate non-performance by the counterparty. The Fund has segregated cash as a reserve for the payment of liabilities under the equity swap agreements.

l. Dividends and Distributions

Dividends from net investment income, if any, of the Growth Fund, Small Cap Opportunities Fund, Small Cap Fund, Micro Cap Fund, International Growth Fund, International Small Cap Fund, Emerging Markets Fund, Emerging Asia Fund, Latin America Fund, Global Opportunities Fund, Global Communications Fund, Select 50 Fund, U.S. Asset Allocation Fund and Global Asset Allocation Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund,

104
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                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


Government Reserve Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund are declared and paid quarterly.

Distributions of net realized capital gains (including net short-term capital gains) earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

m. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gain and loss from securities transactions are calculated on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a Fund is informed of the ex-dividend date. Interest income, including amortization of discount on short-term investments, is recognized on the accrual basis.

Securities purchased on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Funds instruct their custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

n. Federal Income Taxes

Except for newer Funds that intend to elect and qualify, each Fund has elected and qualified and it is the intention of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code, and by making distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

o. Organization Costs

Expenses incurred in connection with the organization of each Fund are amortized on a straight-line basis over a period of five years from the commencement of operations. All such costs for the Small Cap, Emerging Markets, Short Duration Government Bond and Government Reserve Funds have been fully amortized.

p. Cash

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. Information on cash payments or any cash movement is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

q. Expenses

General expenses of the Trusts are allocated to the relevant Funds based upon relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL
   COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany.

Pursuant to investment management agreements ("Investment Management Agreements"), the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under such agreement. The Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of interest and taxes, at or below the following percentages of each Fund's average net assets: 1.50% for the Growth Fund; 1.50% for the Small Cap Opportunities Fund; 1.40% for the Small Cap Fund; 1.75% for the Micro Cap Fund; 0.85% for the Equity Income Fund; 1.65% for the International Growth Fund; 1.90% for the International Small Cap Fund, the Emerging Markets Fund, the Emerging Asia Fund, the Latin America Fund, the Global Opportunities Fund and the Global Communications Fund; 1.80% for the Select 50 Fund; 0.25% for the U.S. Asset Allocation Fund (excluding expenses relating to the Underlying Funds or 1.30% including total expenses of the Underlying Funds); 0.50% for the Global Asset Allocation Fund (excluding expenses relating to the Underlying Funds or 1.75% including total expenses of the Underlying Funds); 0.90% for the Total Return Bond Fund; 0.70% for the Short Duration Government Bond Fund and the California Tax-Free Intermediate Bond Fund; and 0.60% for the Government Reserve Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following two years (three years for the U.S. Asset Allocation Fund), provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Manager may terminate these reductions or absorptions at any time.

                                                                             105
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 The Montgomery Funds
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         Notes
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to Financial Statements


Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based upon the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year reductions, but do not include the effect of current-year fee reductions or expense absorptions:

                                                   Management
                                     Effective    Fee Including     Effective
                                     Management     Effect of     Administration
Name of Fund                            Fee       Fees Reduced         Fee
--------------------------------------------------------------------------------
Growth Fund ........................   0.92%          0.92%           0.06%
Small Cap Opportunities Fund .......   1.54%          1.11%           0.07%
Small Cap Fund .....................   1.00%          1.00%           0.07%
Micro Cap Fund .....................   1.33%          1.33%           0.07%
Equity Income Fund .................   0.96%          0.36%           0.07%
International Growth Fund ..........   2.04%          1.00%           0.07%
International Small Cap Fund .......   2.53%          1.35%           0.07%
Emerging Markets Fund ..............   1.05%          1.05%           0.06%
Emerging Asia Fund .................   1.64%          1.15%           0.07%
Latin America Fund .................   1.25%          0.00%           0.07%
Global Opportunities Fund ..........   2.44%          1.19%           0.07%
Global Communications Fund .........   1.45%          1.38%           0.07%
Select 50 Fund .....................   1.34%          1.34%           0.07%
U.S. Asset Allocation Fund .........   0.00%          0.00%           0.00%
Global Asset Allocation Fund .......   0.20%          0.00%           0.00%
Total Return Bond Fund .............   0.50%          0.43%           0.05%
Short Duration
 Government Bond Fund ..............   0.66%          0.16%           0.05%
California Tax-Free
 Intermediate Bond Fund ............   0.76%          0.26%           0.05%
Government Reserve Fund ............   0.36%          0.36%           0.04%
California Tax-Free
 Money Fund ........................   0.61%          0.41%           0.05%
Federal Tax-Free Money Fund ........   0.77%          0.37%           0.05%


The Manager recouped previously reduced fees and/or absorbed expenses during the six months ended December 31, 1997. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the six months ended December 31, 1997, were $452,538, $75,139, $174,274, $303,672, $101,227,
$182,118, $149,697, $103,117, $38,650, $105,801, $32,616, $180,007 and $215,532
for the Small Cap Opportunities, Equity Income, International Growth, International Small Cap, Emerging Asia, Global Opportunities, Global Communications, Select 50, Short Duration Government Bond, California Tax-Free Intermediate Bond, Government Reserve, California Tax-Free Money and Federal Tax-Free Money Funds, respectively.

For the six months ended December 31, 1997, the Manager has reduced fees and/or absorbed expenses and has reduced management fees and absorbed expenses subject to recoupment as follows:

                                                                      Reduced
                                                                     Management
                                                                      Fees and
                                                                      Absorbed
                                                                      Expenses
                                          Fees         Expenses      Subject to
                                        Reduced        Absorbed      Recoupment
--------------------------------------------------------------------------------
Small Cap Opportunities Fund ......     $544,262             --       $544,262
Equity Income Fund ................      124,837             --        317,703
International Growth Fund .........      192,671             --        192,671
International Small Cap Fund ......      280,699             --        280,699
Emerging Asia Fund ................      128,054             --        128,054
Latin America Fund ................       56,271        $63,659        119,930
Global Opportunities Fund .........      191,717             --        220,281
Global Communications Fund(*) .....       52,649             --         45,626
U.S. Asset Allocation Fund ........           --         16,319         16,319
Global Asset Allocation Fund ......        1,733         33,174         61,798
Total Return Bond Fund ............       26,612             --         26,612
Short Duration
 Government Bond Fund .............      118,856             --        323,417
California Tax-Free
 Intermediate Bond Fund ...........       62,564             --        152,923
California Tax-Free
 Money Fund .......................      172,638             --        172,638
Federal Tax-Free Money Fund .......      235,642             --        307,176

*For the period ended December 31, 1997, the Global Communications Fund also waived fees of $7,023.

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" will receive an annual retainer and quarterly meeting fee totaling $35,000 per annum, as well as reimbursement for expenses, for service as a Trustee of all Trusts advised by the Manager ($25,000 of which will be allocated to the Montgomery Funds and $5,000 to the Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid for shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs. The following Funds participate in one or more of these programs: Growth Fund, Small Cap Opportunities Fund, Small Cap Fund, Micro Cap Fund, Equity Income Fund, International Growth Fund, International Small Cap Fund, Emerging Markets Fund, Emerging Asia Fund, Latin America Fund, Global Opportunities Fund, Global Communications Fund, Select 50 Fund, U.S. Asset Allocation Fund,

106
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                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


Global Asset Allocation Fund, Total Return Bond Fund, Short Duration Government Bond Fund and California Tax-Free Intermediate Bond Fund.

3. SHARE MARKETING PLAN:

Class P shares of each Fund have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' Distributor, as the distribution coordinator for the Class P shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P shares as accrued.


4. TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Reserve Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.


5. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the six months ended December 31, 1997, were:

Fund                                             Purchases              Sales
--------------------------------------------------------------------------------
Growth Fund ...............................    $331,504,302         $277,357,257
Small Cap Opportunities Fund ..............     128,202,842          134,543,903
Small Cap Fund ............................      72,919,286           85,152,404
Micro Cap Fund ............................      78,509,280           87,303,080
Equity Income Fund ........................      11,412,647           12,268,914
International Growth Fund .................      24,826,170           24,133,920
International Small Cap Fund ..............      22,230,124           28,869,635
Emerging Markets Fund .....................     500,691,692          458,682,264
Emerging Asia Fund ........................      41,519,471           47,386,565
Latin America Fund ........................      13,815,284            5,302,635
Global Opportunities Fund .................      20,296,889           27,485,500
Global Communications Fund ................      60,432,106           68,842,402
Select 50 Fund ............................     205,880,860          157,232,981
U.S. Asset Allocation Fund ................     246,643,239           89,325,219
Global Asset Allocation Fund ..............       1,519,970            1,414,070
Total Return Bond Fund ....................      33,097,277           21,750,621
California Tax-Free
 Intermediate Bond Fund ...................       4,871,933              717,764

The aggregate amount of purchases and sales of long-term U.S. government securities, during the six months ended December 31, 1997, were:

Fund                                             Purchases              Sales
--------------------------------------------------------------------------------
Total Return Bond Fund ....................    $120,616,203         $108,105,430
Short Duration
 Government Bond Fund .....................     119,768,467          106,162,129

b. At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                Tax Basis            Tax Basis
                                                Unrealized           Unrealized
Fund                                           Appreciation         Depreciation
--------------------------------------------------------------------------------
Growth Fund ...............................    $271,495,699          $36,219,061
Small Cap Opportunities Fund ..............      43,395,623            5,083,286
Small Cap Fund ............................      69,853,282            4,585,538
Micro Cap Fund ............................     119,113,276            4,045,397
Equity Income Fund ........................       6,210,293              122,656
International Growth Fund .................       3,812,513            1,520,846
International Small Cap Fund ..............       4,307,822            5,787,339
Emerging Markets Fund .....................     157,831,884           88,962,677
Emerging Asia Fund ........................       1,379,668           10,371,099
Latin America Fund ........................         315,703            1,278,333
Global Opportunities Fund .................       3,691,189            1,806,590
Global Communications Fund ................      33,941,996            6,366,617
Select 50 Fund ............................      30,364,886           12,195,680

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-----------------------
 The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements


                                                 Tax Basis         Tax Basis
                                                 Unrealized        Unrealized
Fund                                            Appreciation      Depreciation
--------------------------------------------------------------------------------
U.S. Asset Allocation Fund .................      $1,102,803        $8,667,507
Global Asset Allocation Fund ...............           4,517            83,163
Total Return Bond Fund .....................      $1,634,459         $  36,984

                                                 Tax Basis         Tax Basis
                                                 Unrealized        Unrealized
Fund                                            Appreciation      Depreciation
--------------------------------------------------------------------------------
Short Duration
 Government Bond Fund ....................        $  303,063         $  13,843
California Tax-Free
 Intermediate Bond Fund ..................         1,048,379                --


c. Information regarding transactions under dollar roll transactions was as follows:


                                                                                                       Average
                                           Maximum                       Average        Average         Debt
                                            Amount         Amount         Amount         Shares       Per Share
                                         Outstanding    Outstanding    Outstanding    Outstanding    Outstanding     Fee
                                            During         as of          During         During         During      Income
Fund                                      Six Months      12/31/97      Six Months     Six Months     Six Months    Earned
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                   $12,093,750    $12,075,000     $7,411,369      7,415,761        $1.20     $63,499
Short Duration Government Bond Fund        1,988,125             --        549,538        554,348         0.10       1,344

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1997.


d. Information regarding borrowing under reverse repurchase agreements is as follows:

                                                                                        Average
                                           Maximum        Average        Average          Debt
                                            Amount         Amount         Shares       Per Share
                                         Outstanding    Outstanding    Outstanding    Outstanding      Average
                                            During         During         During         During        Interest    Interest
Fund                                      Six Months     Six Months     Six Months     Six Months        Rate       Expense
---------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                   $11,106,375     $2,994,016      3,010,376        $0.48           3.73%   $ 94,819
Short Duration Government Bond Fund       25,000,000      7,975,317      5,502,174         1.50           4.75     233,157

As of December 31, 1997, there were no reverse repurchase agreements outstanding. The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 1997.


e. The schedule of forward foreign-currency exchange contracts at December 31, 1997, were as follows:

                                      Contract Value Date        Value (Note 1)
International Growth Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $489,960):
 860,737,075     Italian lira               01/08/98               $   486,646

Forward Foreign-Currency Exchange Contracts to Sell
(Contract cost $1,120,221):
 138,000,000     Japanese yen               09/08/98               $ 1,097,222


International Small Cap Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $41,707):
     323,336     Swedish krona              01/02/98                 $  40,723

Forward Foreign-Currency Exchange Contracts to Sell
     299,604     German Deutschemarks       01/02/98                 $ 166,541
     226,036     German Deutschemarks       01/05/98                    11,607
   1,515,021     Japanese yen               01/05/98                   125,646
     996,308     Japanese yen               12/30/98                     8,054
                                                                         -----

Forward Foreign-Currency Exchange Contracts to Sell
(Contract cost $314,013)                                             $ 311,848
                                                                      ========

                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


                                      Contract Value Date        Value (Note 1)
Global Opportunities Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $6,727):
     52,151      Swedish krona              01/02/98              $      6,568
Global Communications Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $168,173):
  1,303,775      Swedish krona              01/02/98              $    164,206
Emerging Markets Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
253,262,550      Hungarian forint           01/06/98              $  1,239,369
  2,269,421      South African
                 commercial rand            01/06/98                   466,055
                                                                       -------

Total Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $1,714,077)                                        $  1,705,424
                                                                     =========

Forward Foreign-Currency Exchange Contracts to Sell
    119,715      Brazilian real             01/02/98              $    107,267
    615,966      Egyptian pound             01/02/98                   181,033
  1,419,129      Malaysian ringgit          01/02/98                   364,862
 18,475,946      Philippines pesos          01/02/98                   456,153
 92,538,509      Portuguese escudo          01/02/98                   502,790
    257,667      Thailand baht              01/02/98                     5,520
                                                                         -----

Total Forward Foreign-Currency Exchange Contracts to Sell
(Contract cost $1,612,765)                                        $  1,617,625
                                                                     =========

Select 50 Fund:
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Buy
    803,642      Netherlands guilder     01/06/98                 $    396,385
114,000,000      Thai baht               01/20/98                    2,433,153
119,010,000      Thai baht               07/20/98                    2,411,761
                                                                     ---------

Total Forward Foreign-Currency Exchange Contracts to Buy
(Contract cost $6,265,061)                                        $  5,241,299
                                                                     =========

Forward Foreign-Currency Exchange Contracts to Sell
 97,950,000      Thai baht               01/20/98                 $  2,090,591
135,060,000      Thai baht               07/20/98                    2,737,017
                                                                     ---------

Total Forward Foreign-Currency Exchange Contracts to Sell
(Contract cost $6,396,296)                                        $  4,827,608
                                                                     =========


f. Certain Funds have entered into equity swap agreements with Robert Flemings & Co. Limited, London ("Flemings"), with respect to the holdings of foreign equity securities. Each equity swap is for a period of three years. At December 31, 1997, the Emerging Asia Fund had the following open equity swap agreements:

                                                  Swap        Floating      Termination           Unrealized
Underlying Security          Notional Amount    Fee Rate        Rate            Date       Appreciation/Depreciation
----------------------------------------------------------------------------------------------------------------------
Bajaj Auto .................    $571,373          1.5%      LIBOR + 0.50%     06/05/00              (38,911)
MTNL .......................     811,899          1.5%      LIBOR + 0.50%     06/05/00             (156,369)
BHARAT Petroleum ...........     785,095          1.5%      LIBOR + 0.50%     06/05/00              (56,658)
Hindustan Petroleum ........     955,630          1.5%      LIBOR + 0.50%     06/18/00              (41,013)
Hindustan Petroleum ........     127,873          1.5%      LIBOR + 0.50%     07/08/00               (4,276)


g. Certain Funds may lend securities to brokers, dealers and other financial organizations. Each security loan is collateralized with assets in an amount equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 1997, the Funds had outstanding loans of securities to certain brokers, dealers or other financial institutions for which the Fund has segregated cash equivalents to 102% of the market value of loans of domestic securities and 105% for loans of international securities as collateral with the Fund's custodian.

h. Under an unsecured Revolving Credit Agreement with Deutschebank (New York), each of the Funds of The Montgomery Funds and The Montgomery Funds II may, for one year starting August 6, 1997, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $300,000,000. For the six months ended December 31, 1997, there were no borrowings under this agreement.

-----------------------
 The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements


6. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. The Emerging Markets Fund invests at least 65% of its total assets in the equity securities of companies in emerging markets countries.


7. ILLIQUID AND SPECIAL SITUATION SECURITIES:

Each Fund may not invest more than 15% (10% for Government Reserve Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund) of its net assets in illiquid securities. The securities shown in the table below have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for the security at December 31, 1997. These securities are valued at market price.


                                                                               12/31/97      Market
                                              Acquisition                       Market      Value Per                   % of Total
Security                                          Date          Shares          Value         Share           Cost      Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund:
InMedia Presentations, Inc. ................    10/01/97        196,096     $    174,957      $ 0.89      $   177,771      0.39%

Emerging Markets Fund:
Global Telesystems Group, Inc. .............    06/17/94         46,389     $    907,902      $19.57      $   497,627      0.09
Hemaraj Land and Development
  Public Company Ltd. ......................    07/03/97        384,000          396,958        1.03        1,218,804      0.04
Kepler Weber S.A ...........................    02/10/95         50,500          205,430        4.07          663,465      0.02
Keppel Philippines Holdings, Inc., Class....    02/28/95         78,039            4,702        0.06           24,900      0.00#
Pepsi International Bottlers ...............    03/20/97         32,000        2,784,000       87.00        3,200,000      0.28
Regional Container Lines ...................    05/10/95        904,800          736,634        0.81        5,224,356      0.08
Telec de Ceara S.A .........................    04/17/97      4,562,257        1,839,537        0.40        1,902,298      0.19
                                                                              ----------                                   ----
                                                                            $  6,875,163                                   0.70%
                                                                              ==========                                   ====
Emerging Asia Fund:
Fauji Fertilizer Company Ltd ...............    04/24/97         32,400     $     62,030      $ 1.91      $    67,258      0.19%

Global Communications Fund:
Global Telesystems Group, Inc. .............    04/22/94        450,987     $  8,826,487      $19.57      $ 3,881,177      6.50%
Grupo Mexicano de Video ....................    07/03/93        105,000           10,276        0.10        1,865,000      0.01
Russian Telecommunications
  Development Corporation ..................    12/22/93        200,000        1,434,549        7.17        2,000,000      1.06
                                                                              ----------                                   ----
                                                                            $ 10,271,312                                   7.57%
                                                                              ==========                                   ====

Select 50 Fund:
Hemaraj Land and Development
  Public Company Ltd. ......................    07/11/97         52,000     $     53,755      $ 1.03      $   172,139      0.02%
Teleceara PN `C' ...........................    04/17/97      1,360,747          548,664        0.40          567,400      0.24
                                                                              ----------                                   ----
                                                                            $    602,419                                   0.26%
                                                                              ==========                                   ====


#Amount equals less than 0.01%.

                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


Certain of the Funds hold foreign currency at December 31, 1997, which may be illiquid because conversion to U.S. dollars could take more than seven days.

The securities shown in the table below were held by the Funds on December 31, 1997, and are unrestricted securities for which reliable market prices can be established. These securities are valued at their market prices. Because the process of reregistering the securities in the Fund's name can take more than seven days, however, the following shares of each of these securities were deemed temporarily restricted in the hands of the Fund at December 31, 1997. The Fund bears the cost of reregistering these securities.

                                                                               12/31/97      Market
                                              Acquisition                       Market      Value Per                   % of Total
Security                                          Date          Shares          Value         Share           Cost      Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund:
Adamjee Insurance Company ................      05/16/95          2,968    $      5,837      $  1.97      $     6,266      0.00%#
Bajaj Auto, Ltd. .........................      10/27/97         60,100         927,564        15.43        1,002,707      0.09
Castrol (India) Ltd. .....................      06/20/97          4,249          80,753        19.01           60,511      0.01
Engro Chemicals Pakistan .................      08/21/95            242             628         2.60              881      0.00#
Fauji Fertilizer Company Ltd. ............      10/20/97      2,347,000       4,493,359         1.91        5,062,105      0.46
Hindustan Petroleum Corporation Ltd. .....      06/12/97         10,050         124,215        12.36          131,751      0.01
Housing Development and
  Finance Corporation ....................      02/05/96            100           7,851        78.51            7,220      0.00#
ITC Ltd. .................................      09/15/97        485,000       7,652,360        15.78        7,555,639      0.78
Kirloskar Cummins Ltd. ...................      09/15/97        350,000       4,241,071        12.12        5,110,258      0.43
Lippo Bank (F) ...........................      06/03/97        360,500          39,327         0.11          363,225      0.00#
Madras Cement Ltd. .......................      10/23/97          7,300       2,335,934       319.99        1,635,179      0.24
Mahanagar Telephone Nigam, Ltd. ..........      09/02/97         54,200         356,724         6.58          367,798      0.04
Oil and Natural Gas Corporation Ltd. .....      09/19/97          3,650          26,537         7.27           36,750      0.00%#
Pakistan State Oil .......................      12/17/97        403,846       3,436,814         8.51        3,484,837      0.35
State Bank of India ......................      03/26/96            150             930         6.20            1,008      0.00#
Tata Engineering and Locomotive
  Company, Ltd. ..........................      05/08/96             10              76         7.60              139      0.00#
                                                                             ----------                                    -----
                                                                           $ 23,729,980                                    2.41%
                                                                             ==========                                    =====


8.  CAPITAL LOSS CARRYFORWARDS:

At December 31, 1997, the following Funds had available for federal tax purposes unused capital losses as follows:

Fund                                           Expiring in 2002     Expiring in 2003      Expiring in 2004      Expiring in 2005
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Opportunities Fund .................          --                    --               $849,214            $7,369,128
Short Duration Government Bond Fund ..........          --              $192,868                     --                    --
California Tax-Free Intermediate Bond Fund....          --                67,274                 67,724                    --
Government Reserve Fund ......................      $9,889                20,906                  5,378                    --
California Tax-Free Money Fund ...............          --                    --                  6,745                    --



Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 1997. The following Funds elected to defer losses occurring between November 1, 1996, and June 30, 1997, under these rules as follows:

Fund                                                                    Amount
--------------------------------------------------------------------------------
Small Cap Opportunities Fund ..................................       $8,360,319
Short Duration Government Bond Fund ...........................           62,290
Government Reserve Fund .......................................           18,726
Federal Tax-Free Money Fund ...................................            1,588

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 1998.

-----------------------
 The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements


9.  RESULTS OF VOTING AT SPECIAL SHAREHOLDERS' MEETING

A special meeting of the Funds' shareholders was held on June 23, 1997. The results of votes taken among shareholders on proposals before them are listed below (rounded to whole shares and may not total 100% because of rounding):

PROPOSAL 1

For the approval of the new Investment Management Agreement between each Fund and CAM Acquisition, LLC ("New Montgomery"), pursuant to which New Montgomery will act as advisor with respect to the assets of the Fund, to become effective upon the closing of the transaction by which substantially all the assets of Montgomery Asset Management, L.P., will be acquired by New Montgomery, a subsidiary of Commerzbank AG.

                                                      For                 Against               Abstain                Total
                                            ---------------------------------------------------------------------------------------
                                                           % of                  % of                   % of                  % of
                                              Shares      Shares     Shares     Shares     Shares      Shares    Shares      Shares
Fund                                          Voted       Voted      Voted      Voted      Voted       Voted     Voted       Voted
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund ................     33,252,265     85.3    3,201,377      8.2    2,512,477       6.4   38,966,120    100.0
Montgomery Small Cap Opportunities Fund      8,558,631     86.5      681,769      6.9      653,476       6.6    9,893,876    100.0
Montgomery Small Cap Fund .............      7,020,876     89.8      343,775      4.4      450,644       5.8    7,815,295    100.0
Montgomery Micro Cap Fund .............     11,322,554     85.3    1,096,339      8.3      860,334       6.5   13,279,227    100.0
Montgomery Equity Income Fund .........      1,658,964     87.9       58,975      3.1      168,660       8.9    1,886,599    100.0
Montgomery International Growth Fund ..      1,612,635     92.6       21,237      1.2      107,084       6.2    1,740,956    100.0
Montgomery International Small Cap Fund      2,356,051     91.9      103,081      4.0      103,218       4.0    2,562,349    100.0
Montgomery Emerging Markets Fund ......     51,218,338     87.8    3,672,102      6.3    3,426,792       5.9   58,317,232    100.0
Montgomery Emerging Asia Fund .........      1,754,936     91.5      121,600      6.3       42,169       2.2    1,918,705    100.0
Montgomery Global Opportunities Fund ..      1,345,531     93.5       64,134      4.5       28,743       2.0    1,438,408    100.0
Montgomery Global Communications Fund .      5,388,878     85.3      550,675      8.7      380,980       6.0    6,320,533    100.0
Montgomery Select 50 Fund .............      4,858,465     88.0      395,415      7.2      268,373       4.9    5,522,253    100.0
Montgomery U.S. Asset Allocation Fund .      4,589,808     84.0      484,428      8.9      387,651       7.1    5,461,887    100.0
Montgomery Global Asset Allocation Fund         78,383     87.3        4,253      4.7        7,120       7.9       89,756    100.0
Montgomery Short Duration
 Government Bond Fund .................      4,037,627     95.7       56,189      1.3      123,786       2.9    4,217,602    100.0
Montgomery California Tax-Free
 Intermediate Bond Fund ...............      1,580,637     97.8       16,503      1.0       19,698       1.2    1,616,837    100.0
Montgomery Government Reserve Fund ....    464,963,108     98.7    3,438,915      0.7    2,684,528       0.6  471,086,550    100.0
Montgomery California Tax-Free
 Money Fund ...........................     57,628,244     90.1    4,797,682      7.5    1,504,430       2.4   63,930,356    100.0
Montgomery Federal Tax-Free Money Fund      46,828,877     85.8      418,093      0.8    7,301,718      13.4   54,548,687    100.0


PROPOSAL 2

For the election of Cecilia H. Herbert to continue to serve as a Trustee on the Board of Trustees.

                                                      For                 Against               Abstain                Total
                                            ---------------------------------------------------------------------------------------
                                                           % of                  % of                   % of                  % of
                                              Shares      Shares     Shares     Shares     Shares      Shares    Shares      Shares
Trust                                         Voted       Voted      Voted      Voted      Voted       Voted     Voted       Voted
-----------------------------------------------------------------------------------------------------------------------------------
The Montgomery Funds...................    723,133,580     96.6   12,732,381      1.7   12,854,670       1.7  748,720,632    100.0


PROPOSAL 3

For the approval of the Agreement and Plan of Reorganization and the transactions contemplated thereby to convert the Montgomery Asset Allocation Fund into a fund-of-funds.

                                                      For                 Against               Abstain                Total
                                            ---------------------------------------------------------------------------------------
                                                           % of                  % of                   % of                  % of
                                              Shares      Shares     Shares     Shares     Shares      Shares    Shares      Shares
Fund                                          Voted       Voted      Voted      Voted      Voted       Voted     Voted       Voted
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery U.S. Asset Allocation Fund..      2,820,712     79.0      473,213     13.3      276,360       7.7    3,570,285    100.0

                                                         -----------------------
                                                          The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements


PROPOSAL 4

For approval of authority for the Board of Trustees to approve any future conversion of each Fund to a feeder fund in a master/feeder fund structure.

                                                      For                 Against               Abstain                Total
                                            ---------------------------------------------------------------------------------------
                                                           % of                  % of                   % of                  % of
                                              Shares      Shares     Shares     Shares     Shares      Shares    Shares      Shares
Fund                                          Voted       Voted      Voted      Voted      Voted       Voted     Voted       Voted
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund ................     21,002,810     81.0    2,763,902     10.7    2,163,973       8.3   25,930,685    100.0
Montgomery Small Cap Opportunities Fund      5,463,002     83.8      549,655      8.4      558,703       8.5    6,571,360    100.0
Montgomery Small Cap Fund .............      5,772,664     87.2      373,129      5.6      476,470       7.2    6,622,263    100.0
Montgomery Micro Cap Fund .............      7,573,852     82.4      914,104      9.9      700,088       7.6    9,188,043    100.0
Montgomery Equity Income Fund .........      1,081,892     83.8      880,646      6.2      128,776      10.0    1,291,314    100.0
Montgomery International Growth Fund ..      1,317,518     91.7       24,758      1.7       94,942       6.6    1,437,218    100.0
Montgomery International Small Cap Fund      1,327,018     88.8       93,146      6.2       74,670       5.0    1,494,834    100.0
Montgomery Emerging Markets Fund ......     29,267,382     82.3    3,399,483      9.6    2,880,759       8.1   35,547,623    100.0
Montgomery Emerging Asia Fund .........      1,097,556     86.0      112,454      8.8       65,915       5.2    1,275,925    100.0
Montgomery Global Opportunities Fund ..        789,674     90.1       56,868      6.5       29,762       3.4      876,303    100.0
Montgomery Global Communications Fund .      3,350,264     81.0      446,631     10.8      337,814       8.2    4,134,709    100.0
Montgomery Select 50 Fund .............      3,167,062     83.7      351,166      9.3      266,684       7.0    3,784,912    100.0
Montgomery U.S. Asset Allocation Fund .      2,749,593     77.0      508,992     14.3      311,700       8.7    3,570,285    100.0
Montgomery Global Asset Allocation Fund         56,255     81.1        5,754      8.3        7,393      10.7       69,402    100.0
Montgomery Short Duration
 Government Bond Fund .................      2,659,575     88.8      211,432      7.1      124,090       4.1    2,995,097    100.0
Montgomery California Tax-Free
 Intermediate Bond Fund ...............      1,033,210     96.5       24,100      2.3       13,357       1.2    1,070,667    100.0
Montgomery Government Reserve Fund ....    243,537,096     95.8    6,038,008      2.4    4,532,285       1.8  254,107,388    100.0
Montgomery California Tax-Free
 Money Fund ...........................     56,295,830     88.1    6,327,768      9.9    1,306,758       2.0   63,930,356    100.0
Montgomery Federal Tax-Free Money Fund      50,805,280     93.1    3,037,468      5.6      705,939       1.3   54,548,687    100.0


PROPOSAL 5

For the approval of certain changes to the fundamental investment restrictions of certain Funds, as described in the proxy statement.

                                                      For                 Against               Abstain                Total
                                            ---------------------------------------------------------------------------------------
                                                           % of                  % of                   % of                  % of
                                              Shares      Shares     Shares     Shares     Shares      Shares    Shares      Shares
Fund                                          Voted       Voted      Voted      Voted      Voted       Voted     Voted       Voted
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth Fund ................     21,266,975     82.0    2,650,851     10.2    2,012,861       7.8   25,930,687    100.0
Montgomery Small Cap Opportunities Fund      5,504,418     83.8      519,679      7.9      547,263       8.3    6,571,360    100.0
Montgomery Small Cap Fund .............      5,769,863     87.1      375,930      5.7      476,470       7.2    6,622,263    100.0
Montgomery Micro Cap Fund .............      7,643,476     83.2      856,876      9.3      687,691       7.5    9,188,043    100.0
Montgomery International Small Cap Fund      1,299,083     86.9      111,650      7.5       84,101       5.6    1,494,834    100.0
Montgomery Emerging Markets Fund ......     29,262,409     82.3    3.447,901      9.7    2,837,313       8.0   35,547,623    100.0
Montgomery Government Reserve Fund ....    245,144,031     96.5    4,914,523      1.9    4,048,835       1.6  254,107,388    100.0
Montgomery California Tax-Free
 Money Fund ...........................     58,158,825     91.0    4,154,890      6.5    1,616,641       2.5   63,930,356    100.0
Montgomery Federal Tax-Free Money Fund      50,523,413     92.6    3,034,379      5.6      990,895       1.8   54,548,687    100.0

-----------------------------------
        The Montgomery Funds
-----------------------------------
          Tax Information
-----------------------------------
Fiscal Year Ended December 31, 1997

The percentages of total net assets invested in U.S. government and U.S. government agency obligations at March 31, 1997; June 30, 1997; September 30, 1997; and December 31, 1997, were as follows:

                                                 3/31/97      6/30/97      9/30/97     12/31/97
U.S. Asset Allocation Fund:
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank                             3.2%         5.6%        --           --
Federal Home Loan Mortgage Corporation             7.3          8.0         --           --
Federal National Mortgage Association              9.5          5.0         --           --
Government National Mortgage Association           3.5          3.4         --           --
Student Loan Marketing Association                 0.8         --           --           --
U.S. Treasury Bonds                                8.0          6.5         --           --
U.S. Treasury Notes                                7.5          6.6         --           --


Total Return Bond Fund:
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank                            --           --            8.1%        12.8%
Federal Home Loan Mortgage Corporation            --           --           19.5         27.2
Federal National Mortgage Association             --           --           16.0         20.8
Government National Mortgage Association          --           --           --            0.8
Union Acceptance Corporation                      --           --            0.5         --
U.S. Treasury Bonds                               --           --           12.5         14.2
U.S. Treasury Notes                               --           --           30.0          0.2


Short Duration Government Bond Fund:
-------------------------------------------------------------------------------------------------
Federal Home Loan Bank                            28.2%        15.5%        24.9%        15.6%
Federal Home Loan Mortgage Corporation            24.2         38.3         52.8         50.2
Federal National Mortgage Association             13.4         14.1          4.6         24.5
Government National Mortgage Association           2.2          2.2          0.2          0.0#
Student Loan Marketing Association                 1.0          0.7         --           --
Union Acceptance Corporation                       0.5          0.4          0.3          0.1
U.S. Treasury Notes                               38.7         28.8         21.5          9.0


Government Reserve Fund:
-------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                          12.1%        12.9%         7.7%         9.1%
Federal Home Loan Bank                            16.8         27.1         33.4         34.7
Federal Home Loan Mortgage Corporation             9.7         10.1          4.4          2.6
Federal National Mortgage Association              0.6          4.5          5.4          5.8
Housing and Urban Development                     --            0.2         --           --
Student Loan Marketing Association                11.9         17.9         11.2         15.0
Tennessee Valley Authority                        --           --            0.2          0.7
U.S. Sovereign Bonds                               0.2         --            0.1          0.1
U.S. Treasury Bills                                0.5         --           --           --
U.S. Treasury Notes                                4.3          1.3         --           --


#Amount represents less than 0.1%.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Read it carefully before you invest or send money.

Funds Distributor, Inc. 2/98

[LETTERHEAD OF THE MONTGOMERY FUNDS APPEARS HERE]